UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05686

AIM Investment Securities Funds (Invesco Investment Securities Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Glenn Brightman 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 8/31/2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Semiannual Report to Shareholders	August 31, 2023

Invesco Corporate Bond Fund

Nasdaq:

A: ACCBX ∎ C: ACCEX ∎ R: ACCZX ∎ Y: ACCHX ∎ R5: ACCWX ∎ R6: ICBFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

23	Financial Statements

26	Financial Highlights

27	Notes to Financial Statements

35	Fund Expenses

36	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.32%
Class C Shares	-0.04
Class R Shares	0.36
Class Y Shares	0.45
Class R5 Shares	0.64
Class R6 Shares	0.51
Bloomberg U.S. Credit Index▼ (Broad Market/Style-Specific Index)	2.00
Lipper BBB Rated Funds Index∎ (Peer Group Index)	1.10

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg U.S. Credit Index is an unmanaged index considered representative of publicly issued, SEC-registered US corporate and specified foreign debentures and secured notes.
The Lipper BBB Rated Funds Index is an unmanaged index considered representative of BBB-rated funds tracked by Lipper.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Corporate Bond Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges
Class A Shares
Inception (9/23/71)	6.40%
10 Years	2.56
5 Years	0.61
1 Year	-3.99
Class C Shares
Inception (8/30/93)	4.46%
10 Years	2.38
5 Years	0.69
1 Year	-1.54
Class R Shares
Inception (6/6/11)	2.96%
10 Years	2.74
5 Years	1.24
1 Year	0.17
Class Y Shares
Inception (8/12/05)	4.24%
10 Years	3.24
5 Years	1.71
1 Year	0.52
Class R5 Shares
Inception (6/1/10)	4.11%
10 Years	3.36
5 Years	1.81
1 Year	0.60
Class R6 Shares
Inception (9/24/12)	3.02%
10 Years	3.41
5 Years	1.84
1 Year	0.66

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Corporate Bond Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Corporate Bond Fund (renamed Invesco Corporate Bond Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Corporate Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Corporate Bond Fund

Schedule of Investments(a)

August 31, 2023

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes-86.81%
Advertising-0.17%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$559,000	$ 501,198
Interpublic Group of Cos., Inc. (The), 4.75%, 03/30/2030	3,592,000	3,425,646
Lamar Media Corp., 4.00%, 02/15/2030(c)	858,000	751,522
		4,678,366

Aerospace & Defense-2.06%
Boeing Co. (The),
2.20%, 02/04/2026	200,000	184,604
5.15%, 05/01/2030	4,687,000	4,613,450
5.93%, 05/01/2060	5,565,000	5,380,537
L3Harris Technologies, Inc.,
5.40%, 07/31/2033	7,813,000	7,831,067
5.60%, 07/31/2053	2,741,000	2,762,326
Lockheed Martin Corp.,
5.10%, 11/15/2027	2,738,000	2,769,697
4.45%, 05/15/2028	1,709,000	1,684,173
4.75%, 02/15/2034(c)	3,040,000	3,002,098
4.15%, 06/15/2053	1,396,000	1,178,926
5.70%, 11/15/2054	1,989,000	2,136,520
4.30%, 06/15/2062	1,684,000	1,430,731
5.90%, 11/15/2063(c)	1,989,000	2,194,452
Northrop Grumman Corp., 4.95%, 03/15/2053(c)	2,325,000	2,181,184
RTX Corp.,
5.00%, 02/27/2026	1,034,000	1,029,854
5.15%, 02/27/2033(c)	4,984,000	4,930,317
TransDigm, Inc.,
6.25%, 03/15/2026(b)	547,000	542,320
6.75%, 08/15/2028(b)	3,195,000	3,210,194
6.88%, 12/15/2030(b)(c)	10,167,000	10,245,184
		57,307,634

Agricultural & Farm Machinery-0.61%
John Deere Capital Corp.,
4.90%, 03/03/2028	10,338,000	10,378,844
4.70%, 06/10/2030	6,562,000	6,485,067
		16,863,911

Agricultural Products & Services-0.38%
Archer-Daniels-Midland Co., 4.50%, 08/15/2033(c)	2,813,000	2,725,930
Cargill, Inc.,
4.50%, 06/24/2026(b)	1,830,000	1,806,817
5.13%, 10/11/2032(b)(c)	1,915,000	1,919,212
4.75%, 04/24/2033(b)	2,635,000	2,575,110
4.38%, 04/22/2052(b)	1,684,000	1,456,624
		10,483,693

Air Freight & Logistics-0.39%
United Parcel Service, Inc.,
4.88%, 03/03/2033(c)	3,495,000	3,494,109
5.05%, 03/03/2053(c)	7,452,000	7,293,520
		10,787,629

	Principal Amount	Value
Aluminum-0.03%
Novelis Corp., 3.25%, 11/15/2026(b)	$824,000	$ 747,538

Apparel Retail-0.03%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	681,000	519,047
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	353,000	255,900
		774,947

Application Software-0.04%
NCR Corp., 5.75%, 09/01/2027(b)	511,000	516,402
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	516,000	497,218
		1,013,620

Asset Management & Custody Banks-1.27%
Ameriprise Financial, Inc.,
4.50%, 05/13/2032(c)	1,579,000	1,495,131
5.15%, 05/15/2033(c)	5,649,000	5,531,506
Ares Capital Corp.,
2.88%, 06/15/2028(c)	175,000	147,775
3.20%, 11/15/2031(c)	400,000	311,225
Bank of New York Mellon Corp. (The),
4.54%, 02/01/2029(c)(d)	3,569,000	3,466,410
5.83%, 10/25/2033(d)	2,922,000	2,996,278
4.71%, 02/01/2034(d)	2,309,000	2,175,554
Series J, 4.97%, 04/26/2034(c)(d)	3,244,000	3,116,454
Series I, 3.75%(d)(e)	420,000	343,367
BlackRock, Inc., 4.75%, 05/25/2033(c)	5,464,000	5,311,939
Northern Trust Corp., 6.13%, 11/02/2032(c)	3,456,000	3,530,197
State Street Corp.,
5.82%, 11/04/2028(d)	1,192,000	1,210,999
4.82%, 01/26/2034(c)(d)	1,312,000	1,245,479
5.16%, 05/18/2034(c)(d)	4,481,000	4,351,085
		35,233,399

Automobile Manufacturers-2.48%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	658,000	618,351
3.75%, 01/30/2031(b)(c)	1,046,000	874,629
American Honda Finance Corp., 4.60%, 04/17/2030	1,861,000	1,812,145
Ford Motor Co.,
4.35%, 12/08/2026	331,000	319,806
3.25%, 02/12/2032	531,000	414,981
4.75%, 01/15/2043	345,000	258,234

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Corporate Bond Fund

	Principal Amount	Value
Automobile Manufacturers-(continued)
Ford Motor Credit Co. LLC,
4.39%, 01/08/2026	$1,276,000	$ 1,207,113
6.95%, 06/10/2026	5,225,000	5,236,913
7.35%, 11/04/2027	3,938,000	4,011,324
6.80%, 05/12/2028(c)	7,008,000	7,012,143
5.11%, 05/03/2029	450,000	414,372
7.35%, 03/06/2030	2,681,000	2,731,599
7.20%, 06/10/2030	5,268,000	5,356,608
Hyundai Capital America,
4.30%, 02/01/2024(b)(c)	8,783,000	8,720,365
5.50%, 03/30/2026(b)	2,440,000	2,430,612
5.60%, 03/30/2028(b)	2,716,000	2,703,646
2.00%, 06/15/2028(b)	200,000	168,880
5.80%, 04/01/2030(b)(c)	11,248,000	11,220,477
Mercedes-Benz Finance North America LLC (Germany), 5.10%, 08/03/2028(b)(c)	5,386,000	5,371,712
Volkswagen Group of America Finance LLC (Germany),
4.35%, 06/08/2027(b)(c)	5,180,000	4,992,371
4.60%, 06/08/2029(b)(c)	3,261,000	3,122,033
		68,998,314

Automotive Parts & Equipment-0.94%
ERAC USA Finance LLC,
4.60%, 05/01/2028(b)	3,385,000	3,296,966
4.90%, 05/01/2033(b)	5,274,000	5,151,380
5.40%, 05/01/2053(b)	7,836,000	7,683,422
Nemak S.A.B. de C.V. (Mexico), 3.63%, 06/28/2031(b)	1,645,000	1,257,148
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	548,000	497,473
ZF North America Capital, Inc. (Germany),
6.88%, 04/14/2028(b)	3,396,000	3,388,378
7.13%, 04/14/2030(b)(c)	4,790,000	4,857,649
		26,132,416

Automotive Retail-0.50%
Advance Auto Parts, Inc., 5.95%, 03/09/2028(c)	1,758,000	1,739,659
Asbury Automotive Group, Inc.,
4.50%, 03/01/2028	1,166,000	1,064,703
4.63%, 11/15/2029(b)(c)	425,000	375,368
AutoZone, Inc.,
5.05%, 07/15/2026	990,000	983,151
4.75%, 08/01/2032	2,073,000	1,984,055
5.20%, 08/01/2033(c)	3,105,000	3,034,610
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	1,063,000	944,837
LCM Investments Holdings II LLC, 4.88%, 05/01/2029(b)	1,096,000	952,381
Lithia Motors, Inc., 3.88%, 06/01/2029(b)(c)	888,000	763,298
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)(c)	2,368,000	2,026,937
		13,868,999

Biotechnology-2.06%
AbbVie, Inc., 4.88%, 11/14/2048	1,577,000	1,457,061

	Principal Amount	Value
Biotechnology-(continued)
Amgen, Inc.,
5.25%, 03/02/2025	$1,563,000	$ 1,557,312
5.15%, 03/02/2028	11,001,000	10,994,631
5.25%, 03/02/2030	5,335,000	5,345,120
2.00%, 01/15/2032	125,000	98,158
5.25%, 03/02/2033	9,735,000	9,688,464
5.60%, 03/02/2043(c)	7,488,000	7,353,869
5.65%, 03/02/2053	11,685,000	11,592,107
5.75%, 03/02/2063	9,221,000	9,113,171
		57,199,893

Brewers-0.13%
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
8.00%, 11/15/2039	1,823,000	2,260,640
4.35%, 06/01/2040(c)	1,531,000	1,371,195
		3,631,835

Broadline Retail-0.14%
Alibaba Group Holding Ltd. (China), 3.15%, 02/09/2051	3,700,000	2,243,280
Macy’s Retail Holdings LLC,
5.88%, 03/15/2030(b)	559,000	489,628
6.13%, 03/15/2032(b)	75,000	64,380
Prosus N.V. (China), 3.26%, 01/19/2027(b)	1,127,000	1,012,787
		3,810,075

Building Products-0.01%
Owens Corning, 4.30%, 07/15/2047	250,000	201,039

Cable & Satellite-1.01%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.00%, 02/01/2028(b)	210,000	193,703
6.38%, 09/01/2029(b)(c)	4,452,000	4,218,880
4.75%, 03/01/2030(b)	607,000	522,440
4.50%, 08/15/2030(b)	676,000	569,440
7.38%, 03/01/2031(b)(c)	2,567,000	2,553,831
4.50%, 05/01/2032	701,000	568,938
4.50%, 06/01/2033(b)	243,000	192,036
4.25%, 01/15/2034(b)	217,000	166,379
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.,
4.91%, 07/23/2025	3,660,000	3,597,246
5.38%, 04/01/2038	249,000	211,054
3.50%, 06/01/2041	323,000	214,305
5.75%, 04/01/2048	1,836,000	1,547,880
6.83%, 10/23/2055	3,145,000	2,922,112
Comcast Corp.,
5.50%, 11/15/2032	5,325,000	5,465,678
2.80%, 01/15/2051	200,000	127,002
Cox Communications, Inc., 5.70%, 06/15/2033(b)	1,459,000	1,455,843
CSC Holdings LLC,
4.50%, 11/15/2031(b)	1,889,000	1,344,905
5.00%, 11/15/2031(b)	200,000	107,074
DISH Network Corp., 11.75%, 11/15/2027(b)	796,000	808,371

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Corporate Bond Fund

	Principal Amount	Value
Cable & Satellite-(continued)
Sirius XM Radio, Inc., 3.88%, 09/01/2031(b)	$321,000	$ 250,126
Virgin Media Finance PLC (United Kingdom), 5.00%, 07/15/2030(b)	296,000	239,682
Virgin Media Secured Finance PLC (United Kingdom), 5.50%, 05/15/2029(b)	1,000,000	915,329
		28,192,254

Cargo Ground Transportation-0.91%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(b)	1,112,000	1,104,907
4.40%, 07/01/2027(b)(c)	4,844,000	4,579,244
5.70%, 02/01/2028(b)	2,351,000	2,326,014
5.55%, 05/01/2028(b)	6,757,000	6,634,924
6.05%, 08/01/2028(b)	5,002,000	5,011,479
6.20%, 06/15/2030(b)(c)	1,568,000	1,576,401
Ryder System, Inc.,
4.63%, 06/01/2025	2,659,000	2,607,889
4.30%, 06/15/2027(c)	1,568,000	1,510,431
		25,351,289

Casinos & Gaming-0.07%
Las Vegas Sands Corp., 3.50%, 08/18/2026(c)	2,216,000	2,056,239

Commercial & Residential Mortgage Finance-0.30%
Aviation Capital Group LLC,
4.13%, 08/01/2025(b)	3,863,000	3,682,884
3.50%, 11/01/2027(b)(c)	350,000	313,390
6.25%, 04/15/2028(b)	3,979,000	3,962,223
6.38%, 07/15/2030(b)	89,000	88,313
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.88%, 10/15/2026(b)	236,000	209,981
		8,256,791

Commodity Chemicals-0.05%
Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	1,493,000	1,353,651

Computer & Electronics Retail-0.26%
Booz Allen Hamilton, Inc., 5.95%, 08/04/2033(c)	1,226,000	1,241,533
Dell International LLC/EMC Corp.,
4.00%, 07/15/2024	2,000,000	1,970,046
4.90%, 10/01/2026	1,357,000	1,333,106
Leidos, Inc.,
2.30%, 02/15/2031	200,000	158,569
5.75%, 03/15/2033	2,507,000	2,492,996
		7,196,250

Construction & Engineering-0.04%
AECOM, 5.13%, 03/15/2027	133,000	127,731
Howard Midstream Energy Partners LLC,
6.75%, 01/15/2027(b)	536,000	516,690
8.88%, 07/15/2028(b)	380,000	393,881
		1,038,302

	Principal Amount	Value
Construction Machinery & Heavy Transportation Equipment-0.16%
SMBC Aviation Capital Finance DAC (Ireland), 5.70%, 07/25/2033(b)	$4,297,000	$ 4,167,992
Wabtec Corp., 4.95%, 09/15/2028	209,000	201,707
		4,369,699

Consumer Finance-1.06%
Ally Financial, Inc., 2.20%, 11/02/2028	247,000	199,513
Capital One Financial Corp.,
3.30%, 10/30/2024(c)	9,655,000	9,381,899
6.31%, 06/08/2029(c)(d)	4,619,000	4,619,423
5.27%, 05/10/2033(d)	550,000	511,741
6.38%, 06/08/2034(d)	4,143,000	4,095,083
FirstCash, Inc., 5.63%, 01/01/2030(b)	525,000	477,205
General Motors Financial Co., Inc.,
5.40%, 04/06/2026(c)	1,060,000	1,047,342
5.00%, 04/09/2027	2,851,000	2,780,025
4.30%, 04/06/2029	3,847,000	3,519,364
Series B, 6.50%(d)(e)	200,000	173,792
Navient Corp.,
6.13%, 03/25/2024	516,000	514,309
5.00%, 03/15/2027	250,000	227,706
OneMain Finance Corp.,
6.88%, 03/15/2025	300,000	298,774
7.13%, 03/15/2026	925,000	911,031
3.88%, 09/15/2028	283,000	232,356
5.38%, 11/15/2029(c)	519,000	448,935
		29,438,498

Consumer Staples Merchandise Retail-0.69%
Dollar General Corp.,
4.63%, 11/01/2027(c)	1,462,000	1,424,973
5.00%, 11/01/2032(c)	1,539,000	1,466,223
5.50%, 11/01/2052	2,573,000	2,335,128
Target Corp., 4.80%, 01/15/2053(c)	2,938,000	2,711,190
Walmart, Inc.,
4.00%, 04/15/2030	1,545,000	1,493,720
4.10%, 04/15/2033(c)	3,170,000	3,022,745
6.50%, 08/15/2037	4,210,000	4,858,463
4.50%, 09/09/2052	2,097,000	1,952,523
		19,264,965

Copper-0.14%
Freeport-McMoRan, Inc., 5.00%, 09/01/2027(c)	2,176,000	2,094,027
PT Freeport Indonesia (Indonesia), 5.32%, 04/14/2032(b)	1,919,000	1,791,498
		3,885,525

Data Processing & Outsourced Services-0.50%
Concentrix Corp., 6.85%, 08/02/2033	14,501,000	13,892,424

Distillers & Vintners-0.09%
Brown-Forman Corp., 4.75%, 04/15/2033(c)	1,641,000	1,625,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Corporate Bond Fund

	Principal Amount	Value
Distillers & Vintners-(continued)
Constellation Brands, Inc., 4.90%, 05/01/2033	$993,000	$ 958,044
		2,583,574

Distributors-0.00%
Genuine Parts Co., 2.75%, 02/01/2032	165,000	134,581

Diversified Banks-12.85%
Africa Finance Corp. (Supranational), 4.38%, 04/17/2026(b)	7,620,000	7,137,730
Australia and New Zealand Banking Group Ltd. (Australia),
6.74%, 12/08/2032(b)(c)	4,445,000	4,595,298
6.75%(b)(d)(e)	3,444,000	3,373,691
Bank of America Corp.,
6.39% (SOFR + 1.05%), 02/04/2028(f)	2,749,000	2,745,096
4.38%, 04/27/2028(d)	4,429,000	4,253,778
5.20%, 04/25/2029(c)(d)	8,715,000	8,586,083
4.57%, 04/27/2033(d)	4,006,000	3,715,062
5.02%, 07/22/2033(d)	4,345,000	4,183,730
5.29%, 04/25/2034(d)	4,433,000	4,327,494
7.75%, 05/14/2038	2,009,000	2,352,654
Series AA, 6.10%(c)(d)(e)	4,916,000	4,844,411
Series DD, 6.30%(d)(e)	1,489,000	1,492,429
Series U, 8.81%(3 mo. USD LIBOR + 3.14%)(e)	9,474,000	9,470,786
Bank of China Ltd. (China), 5.00%, 11/13/2024(b)	2,850,000	2,815,273
Bank of Montreal (Canada), 5.30%, 06/05/2026	2,218,000	2,211,201
Bank of Nova Scotia (The) (Canada), 8.63%, 10/27/2082(d)	5,338,000	5,454,769
Barclays PLC (United Kingdom), 8.00%(d)(e)	4,510,000	4,042,584
BNP Paribas S.A. (France), 8.50%(b)(c)(d)(e)	3,490,000	3,486,510
BPCE S.A. (France), 2.28%, 01/20/2032(b)(d)	250,000	193,460
Citigroup, Inc.,
6.17%, 05/25/2034(c)(d)	8,564,000	8,538,886
3.88%(d)(e)	469,000	411,566
7.38%(c)(d)(e)	8,517,000	8,591,524
Series A, 9.70%(3 mo. Term SOFR + 4.33%)(e)	1,192,000	1,192,030
Series V, 4.70%(d)(e)	2,340,000	2,107,234
Commonwealth Bank of Australia (Australia), 2.69%, 03/11/2031(b)	224,000	175,744
Federation des caisses Desjardins du Quebec (Canada),
5.28%, 01/23/2026(b)(d)	1,124,000	1,110,529
4.55%, 08/23/2027(b)	5,971,000	5,818,838
Fifth Third Bancorp,
2.38%, 01/28/2025	1,595,000	1,518,849
1.71%, 11/01/2027(d)	1,762,000	1,534,350
6.34%, 07/27/2029(c)(d)	1,446,000	1,464,308
4.77%, 07/28/2030(d)	3,744,000	3,506,620
4.34%, 04/25/2033(c)(d)	2,324,000	2,054,516

	Principal Amount	Value
Diversified Banks-(continued)
HSBC Holdings PLC (United Kingdom),
5.89%, 08/14/2027(d)	$5,684,000	$ 5,667,830
5.21%, 08/11/2028(d)	3,440,000	3,358,673
2.36%, 08/18/2031(d)	201,000	159,329
2.87%, 11/22/2032(d)	386,000	307,358
5.40%, 08/11/2033(d)	260,000	248,312
6.33%, 03/09/2044(d)	6,166,000	6,223,384
6.00%(d)(e)	3,533,000	3,170,090
JPMorgan Chase & Co.,
4.32%, 04/26/2028(d)	4,355,000	4,189,919
4.85%, 07/25/2028(c)(d)	3,374,000	3,308,077
5.30%, 07/24/2029(d)	5,983,000	5,951,683
4.59%, 04/26/2033(d)	2,860,000	2,675,473
5.72%, 09/14/2033(c)(d)	6,838,000	6,837,146
5.35%, 06/01/2034(d)	12,231,000	12,090,385
4.26%, 02/22/2048(d)	1,300,000	1,092,345
Series W, 6.63%(3 mo. Term SOFR + 1.26%), 05/15/2047(f)	3,990,000	3,435,899
Series FF, 5.00%(d)(e)	1,061,000	1,039,791
KeyBank N.A.,
5.54% (SOFR + 0.32%), 06/14/2024(f)	4,893,000	4,794,765
3.30%, 06/01/2025	1,552,000	1,455,256
4.15%, 08/08/2025	135,000	127,848
5.85%, 11/15/2027	1,827,000	1,763,428
4.90%, 08/08/2032	338,000	279,117
KeyCorp,
3.88%, 05/23/2025(c)(d)	2,498,000	2,384,452
2.55%, 10/01/2029	1,620,000	1,285,336
4.79%, 06/01/2033(c)(d)	1,642,000	1,417,870
Lloyds Banking Group PLC (United Kingdom), 4.98%, 08/11/2033(d)	200,000	185,335
Manufacturers & Traders Trust Co.,
2.90%, 02/06/2025	3,922,000	3,728,959
4.70%, 01/27/2028	4,369,000	4,087,312
Mitsubishi UFJ Financial Group, Inc. (Japan),
5.02%, 07/20/2028(c)(d)	3,092,000	3,028,273
5.24%, 04/19/2029(c)(d)	1,899,000	1,876,439
1.80%, 07/20/2033(d)	4,071,000	3,955,838
5.41%, 04/19/2034(c)(d)	1,958,000	1,931,531
Mizuho Financial Group, Inc. (Japan),
5.78%, 07/06/2029(d)	3,157,000	3,163,508
2.56%, 09/13/2031	193,000	150,252
5.67%, 09/13/2033(c)(d)	5,085,000	5,042,976
Multibank, Inc. (Panama), 7.75%, 02/03/2028(b)	3,172,000	3,224,433
National Australia Bank Ltd. (Australia), 2.33%, 08/21/2030(b)	256,000	199,687
National Securities Clearing Corp.,
5.10%, 11/21/2027(b)	4,355,000	4,348,323
5.00%, 05/30/2028(b)	2,087,000	2,075,822

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Corporate Bond Fund

	Principal Amount	Value
Diversified Banks-(continued)
PNC Financial Services Group, Inc. (The),
5.58%, 06/12/2029(d)	$7,443,000	$ 7,384,594
4.63%, 06/06/2033(c)(d)	5,705,000	5,169,387
6.04%, 10/28/2033(d)	3,370,000	3,425,190
5.07%, 01/24/2034(c)(d)	3,447,000	3,266,926
Series V, 6.20%(c)(d)(e)	4,628,000	4,327,543
Series W, 6.25%(d)(e)	5,288,000	4,690,932
Royal Bank of Canada (Canada), 5.00%, 02/01/2033	5,158,000	5,004,129
Standard Chartered PLC (United Kingdom),
6.19%, 07/06/2027(b)(d)	2,448,000	2,454,536
2.68%, 06/29/2032(b)(d)	2,996,000	2,360,259
6.30%, 07/06/2034(b)(d)	200,000	199,793
4.30%(b)(d)(e)	5,262,000	3,883,786
7.75%(b)(d)(e)	5,568,000	5,440,756
Sumitomo Mitsui Financial Group, Inc. (Japan),
5.77%, 01/13/2033(c)	8,027,000	8,147,959
6.18%, 07/13/2043(c)	2,119,000	2,132,413
Sumitomo Mitsui Trust Bank Ltd. (Japan), 5.65%, 03/09/2026(b)	2,045,000	2,048,022
Synovus Bank, 5.63%, 02/15/2028(c)	11,269,000	10,453,322
Toronto-Dominion Bank (The) (Canada), 8.13%, 10/31/2082(d)	4,602,000	4,636,616
U.S. Bancorp,
5.78%, 06/12/2029(c)(d)	5,719,000	5,708,906
4.97%, 07/22/2033(d)	2,573,000	2,348,406
5.85%, 10/21/2033(d)	4,644,000	4,628,042
4.84%, 02/01/2034(c)(d)	6,560,000	6,087,901
5.84%, 06/12/2034(c)(d)	5,176,000	5,173,493
Wells Fargo & Co.,
4.81%, 07/25/2028(d)	1,945,000	1,887,650
4.15%, 01/24/2029	2,603,000	2,456,546
5.57%, 07/25/2029(d)	4,139,000	4,123,279
4.90%, 07/25/2033(d)	1,908,000	1,796,099
5.39%, 04/24/2034(d)	2,714,000	2,644,552
5.56%, 07/25/2034(d)	2,894,000	2,857,125
3.07%, 04/30/2041(d)	871,000	624,126
5.38%, 11/02/2043(c)	5,563,000	5,127,973
4.75%, 12/07/2046	1,493,000	1,242,458
4.61%, 04/25/2053(d)	3,523,000	2,983,511
7.63%(c)(d)(e)	4,310,000	4,423,138
Westpac Banking Corp. (Australia),
5.41%, 08/10/2033(d)	241,000	226,965
2.67%, 11/15/2035(d)	101,000	77,695
		357,013,515

Diversified Capital Markets-0.25%
Credit Suisse Group AG (Switzerland),
4.50%(b)(d)(e)(g)	3,057,000	183,420
5.25%(b)(d)(e)(g)	1,903,000	114,180
7.25%(b)(d)(e)(g)	330,000	19,800

	Principal Amount	Value
Diversified Capital Markets-(continued)
UBS Group AG (Switzerland),
5.71%, 01/12/2027(b)(d)	$1,277,000	$ 1,272,284
4.75%, 05/12/2028(b)(d)	3,537,000	3,398,044
4.38%(b)(d)(e)	2,699,000	1,998,609
		6,986,337

Diversified Financial Services-0.88%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland),
4.50%, 09/15/2023	467,000	466,778
5.75%, 06/06/2028	9,013,000	8,942,179
3.00%, 10/29/2028	454,000	393,774
Carlyle Finance LLC, 5.65%, 09/15/2048(b)	360,000	311,089
Gabon Blue Bond Master Trust, Series 2, 6.10%, 08/01/2038(b)	7,284,000	7,156,577
Jackson Financial, Inc., 5.67%, 06/08/2032	261,000	248,848
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	536,000	470,948
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	580,000	495,825
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(b)	4,785,000	4,700,627
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)(c)	559,000	503,279
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	844,000	744,754
		24,434,678

Diversified Metals & Mining-0.10%
Corp. Nacional del Cobre de Chile (Chile), 5.13%, 02/02/2033(b)	1,861,000	1,789,350
Hudbay Minerals, Inc. (Canada),
4.50%, 04/01/2026(b)	28,000	26,457
6.13%, 04/01/2029(b)(c)	511,000	480,900
Teck Resources Ltd. (Canada), 6.13%, 10/01/2035	503,000	495,178
		2,791,885

Diversified REITs-0.52%
Trust Fibra Uno (Mexico),
5.25%, 12/15/2024(b)(c)	4,124,000	4,067,729
5.25%, 01/30/2026(b)(c)	2,991,000	2,893,132
4.87%, 01/15/2030(b)(c)	995,000	869,737
6.39%, 01/15/2050(b)	8,001,000	6,452,301
VICI Properties L.P., 5.13%, 05/15/2032	250,000	231,930
		14,514,829

Diversified Support Services-0.16%
Ritchie Bros. Holdings, Inc. (Canada),
6.75%, 03/15/2028(b)	1,664,000	1,686,464
7.75%, 03/15/2031(b)(c)	2,750,000	2,847,680
		4,534,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Corporate Bond Fund

	Principal Amount	Value
Drug Retail-0.35%
CK Hutchison International (23) Ltd. (United Kingdom),
4.75%, 04/21/2028(b)	$3,102,000	$ 3,030,463
4.88%, 04/21/2033(b)	4,595,000	4,441,581
CVS Pass-Through Trust,
6.04%, 12/10/2028	833,287	837,042
5.77%, 01/10/2033(b)	1,385,366	1,360,452
		9,669,538

Education Services-0.13%
Grand Canyon University, 3.25%, 10/01/2023	3,480,000	3,472,607

Electric Utilities-4.07%
AEP Texas, Inc., 5.25%, 05/15/2052	1,887,000	1,740,301
Alexander Funding Trust II, 7.47%, 07/31/2028(b)	2,710,000	2,747,168
American Electric Power Co., Inc., 5.75%, 11/01/2027	2,722,000	2,772,657
Connecticut Light and Power Co. (The), 5.25%, 01/15/2053	1,951,000	1,908,917
Consolidated Edison Co. of New York, Inc., 6.15%, 11/15/2052(c)	1,226,000	1,316,265
Drax Finco PLC (United Kingdom), 6.63%, 11/01/2025(b)	3,016,000	2,968,554
Duke Energy Carolinas LLC, 5.35%, 01/15/2053	3,586,000	3,491,274
Duke Energy Corp.,
5.00%, 12/08/2027	1,437,000	1,426,628
5.00%, 08/15/2052	3,718,000	3,264,733
Duke Energy Indiana LLC, 5.40%, 04/01/2053	7,083,000	6,896,193
Electricidad Firme de Mexico Holdings S.A. de C.V. (Mexico), 4.90%, 11/20/2026(b)	1,453,000	1,279,271
Electricite de France S.A. (France),
5.70%, 05/23/2028(b)	1,457,000	1,459,509
9.13%(b)(c)(d)(e)	2,062,000	2,161,981
6.00%, 01/22/2114(b)(c)	6,655,000	5,858,845
Enel Finance America LLC (Italy), 7.10%, 10/14/2027(b)	1,455,000	1,520,540
Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(b)	2,952,000	3,012,148
Evergy Metro, Inc., 4.95%, 04/15/2033	1,490,000	1,451,170
Eversource Energy, Series R, 1.65%, 08/15/2030	88,000	69,339
Exelon Corp., 5.60%, 03/15/2053	2,664,000	2,574,481
Georgia Power Co.,
4.65%, 05/16/2028(c)	1,172,000	1,143,742
4.95%, 05/17/2033(c)	4,836,000	4,683,026
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(b)	2,917,000	2,712,250
Metropolitan Edison Co., 5.20%, 04/01/2028(b)	839,000	829,138

	Principal Amount	Value
Electric Utilities-(continued)
National Rural Utilities Cooperative Finance Corp.,
4.45%, 03/13/2026	$6,208,000	$ 6,100,492
5.80%, 01/15/2033(c)	2,429,000	2,509,104
7.13%, 09/15/2053(d)	3,977,000	4,006,840
NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	2,708,000	2,720,279
4.63%, 07/15/2027	4,714,000	4,600,128
5.00%, 07/15/2032	1,561,000	1,509,475
NRG Energy, Inc., 4.45%, 06/15/2029(b)	560,000	498,053
Oklahoma Gas and Electric Co., 5.60%, 04/01/2053	1,469,000	1,462,992
Pennsylvania Electric Co., 5.15%, 03/30/2026(b)	339,000	333,670
Public Service Co. of Colorado, 5.25%, 04/01/2053(c)	5,226,000	4,833,219
Public Service Electric and Gas Co., 5.13%, 03/15/2053(c)	1,424,000	1,391,290
San Diego Gas & Electric Co., 5.35%, 04/01/2053	5,412,000	5,251,394
Southern Co. (The),
5.70%, 10/15/2032(c)	2,023,000	2,055,758
Series B, 4.00%, 01/15/2051(d)	10,107,000	9,397,652
Southwestern Electric Power Co., 5.30%, 04/01/2033	2,431,000	2,382,046
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	503,000	524,261
Tampa Electric Co., 5.00%, 07/15/2052(c)	1,541,000	1,395,046
Virginia Electric & Power Co., Series C, 4.63%, 05/15/2052	2,400,000	2,055,934
Virginia Electric and Power Co., 5.00%, 04/01/2033	2,157,000	2,099,756
Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	180,000	173,450
4.38%, 05/01/2029(b)(c)	461,000	406,895
		112,995,864

Electrical Components & Equipment-0.71%
Acuity Brands Lighting, Inc., 2.15%, 12/15/2030	400,000	320,693
CenterPoint Energy Houston Electric LLC, Series AJ, 4.85%, 10/01/2052	4,159,000	3,855,376
EnerSys, 4.38%, 12/15/2027(b)	535,000	490,031
Regal Rexnord Corp.,
6.05%, 04/15/2028(b)	4,617,000	4,571,665
6.30%, 02/15/2030(b)	250,000	249,122
6.40%, 04/15/2033(b)	9,011,000	8,934,208
Sensata Technologies B.V.,
5.00%, 10/01/2025(b)	324,000	316,086
5.88%, 09/01/2030(b)(c)	1,067,000	1,010,540
		19,747,721

Electronic Components-0.46%
Corning, Inc., 5.45%, 11/15/2079	13,314,000	11,956,590
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	1,056,000	885,883
		12,842,473

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Corporate Bond Fund

	Principal Amount	Value
Electronic Equipment & Instruments-0.01%
Trimble, Inc., 6.10%, 03/15/2033	$210,000	$ 212,192

Electronic Manufacturing Services-0.28%
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	7,547,000	7,438,852
Jabil, Inc., 3.00%, 01/15/2031	300,000	250,862
		7,689,714

Environmental & Facilities Services-0.21%
Clean Harbors, Inc., 6.38%, 02/01/2031(b)	1,746,000	1,737,849
GFL Environmental, Inc. (Canada), 4.38%, 08/15/2029(b)	561,000	496,722
Republic Services, Inc.,
4.88%, 04/01/2029	720,000	710,837
5.00%, 04/01/2034	2,861,000	2,812,395
		5,757,803

Financial Exchanges & Data-0.92%
B3 S.A. - Brasil, Bolsa, Balcao (Brazil), 4.13%, 09/20/2031(b)	2,090,000	1,769,078
Intercontinental Exchange, Inc.,
4.00%, 09/15/2027	2,939,000	2,819,815
4.35%, 06/15/2029(c)	2,408,000	2,310,570
4.60%, 03/15/2033	2,280,000	2,180,503
4.95%, 06/15/2052	3,128,000	2,922,697
5.20%, 06/15/2062	4,226,000	4,012,813
Moody’s Corp.,
4.25%, 08/08/2032(c)	1,138,000	1,070,561
5.25%, 07/15/2044	1,216,000	1,172,808
Nasdaq, Inc.,
5.35%, 06/28/2028	2,107,000	2,109,719
5.55%, 02/15/2034(c)	2,265,000	2,262,492
5.95%, 08/15/2053(c)	1,050,000	1,047,058
6.10%, 06/28/2063	1,802,000	1,780,220
		25,458,334

Food Distributors-0.02%
United Natural Foods, Inc., 6.75%, 10/15/2028(b)(c)	604,000	503,452

Gas Utilities-0.16%
Piedmont Natural Gas Co., Inc., 5.40%, 06/15/2033(c)	3,142,000	3,103,938
Southwest Gas Corp., 5.45%, 03/23/2028	1,459,000	1,455,856
		4,559,794

Gold-0.02%
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	533,000	509,539

Health Care Distributors-0.02%
McKesson Corp., 5.10%, 07/15/2033(c)	435,000	431,931

Health Care Equipment-0.40%
Alcon Finance Corp. (Switzerland), 5.38%, 12/06/2032(b)	2,329,000	2,322,320
Becton, Dickinson and Co., 4.69%, 02/13/2028	8,845,000	8,691,167
		11,013,487

	Principal Amount	Value
Health Care Facilities-0.69%
Encompass Health Corp., 4.50%, 02/01/2028	$506,000	$ 470,485
HCA, Inc.,
5.00%, 03/15/2024	7,142,000	7,102,590
5.50%, 06/01/2033(c)	513,000	504,163
5.90%, 06/01/2053(c)	4,918,000	4,722,237
Tenet Healthcare Corp., 4.88%, 01/01/2026	2,299,000	2,231,047
UPMC,
5.04%, 05/15/2033	3,238,000	3,191,496
5.38%, 05/15/2043	1,075,000	1,043,445
		19,265,463

Health Care REITs-0.13%
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	531,000	463,181
Diversified Healthcare Trust,
4.75%, 05/01/2024	257,000	244,246
4.38%, 03/01/2031	166,000	125,398
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	1,520,000	986,661
Omega Healthcare Investors, Inc.,
3.38%, 02/01/2031	230,000	186,056
3.25%, 04/15/2033(c)	2,158,000	1,613,004
		3,618,546

Health Care Services-1.14%
Community Health Systems, Inc.,
5.25%, 05/15/2030(b)	377,000	297,652
4.75%, 02/15/2031(b)	251,000	187,221
CVS Health Corp.,
5.00%, 01/30/2029(c)	6,702,000	6,605,384
5.25%, 01/30/2031(c)	2,014,000	1,990,906
5.30%, 06/01/2033	6,362,000	6,234,716
5.88%, 06/01/2053	4,029,000	3,938,529
6.00%, 06/01/2063	2,952,000	2,893,792
DaVita, Inc., 3.75%, 02/15/2031(b)	332,000	264,685
Piedmont Healthcare, Inc.,
Series 2032, 2.04%, 01/01/2032	5,274,000	4,144,691
Series 2042, 2.72%, 01/01/2042(c)	1,482,000	987,980
2.86%, 01/01/2052	1,694,000	1,079,971
Providence St. Joseph Health Obligated Group, Series 21-A, 2.70%, 10/01/2051	4,535,000	2,654,606
Select Medical Corp., 6.25%, 08/15/2026(b)(c)	509,000	504,667
		31,784,800

Health Care Supplies-0.17%
Medline Borrower L.P., 3.88%, 04/01/2029(b)	841,000	734,971
Medtronic Global Holdings S.C.A., 4.50%, 03/30/2033	4,034,000	3,905,264
		4,640,235

Home Improvement Retail-1.26%
Home Depot, Inc. (The), 4.95%, 09/15/2052(c)	1,875,000	1,790,312

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Corporate Bond Fund

	Principal Amount	Value
Home Improvement Retail-(continued)
Lowe’s Cos., Inc.,
5.00%, 04/15/2033(c)	$5,764,000	$ 5,633,953
5.15%, 07/01/2033(c)	3,856,000	3,811,284
5.63%, 04/15/2053(c)	5,130,000	4,987,263
5.75%, 07/01/2053	2,204,000	2,181,349
5.80%, 09/15/2062	4,275,000	4,140,101
5.85%, 04/01/2063	12,762,000	12,504,182
		35,048,444

Homebuilding-0.17%
Lennar Corp., 4.75%, 11/29/2027	1,841,000	1,786,266
M.D.C. Holdings, Inc., 6.00%, 01/15/2043	3,503,000	3,065,822
		4,852,088

Hotel & Resort REITs-0.07%
Service Properties Trust,
5.50%, 12/15/2027	1,363,000	1,207,840
4.38%, 02/15/2030	1,083,000	823,504
		2,031,344

Hotels, Resorts & Cruise Lines-0.29%
Carnival Corp.,
6.65%, 01/15/2028	175,000	162,981
6.00%, 05/01/2029(b)	207,000	187,082
7.00%, 08/15/2029(b)(c)	1,010,000	1,025,714
Expedia Group, Inc.,
4.63%, 08/01/2027	3,218,000	3,123,426
2.95%, 03/15/2031(c)	185,000	154,811
IRB Holding Corp., 7.00%, 06/15/2025(b)	417,000	417,375
Marriott International, Inc., 4.90%, 04/15/2029	3,053,000	2,974,160
		8,045,549

Household Products-0.02%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	582,000	482,129

Housewares & Specialties-0.01%
Newell Brands, Inc., 6.38%, 09/15/2027	175,000	171,983

Independent Power Producers & Energy Traders-0.22%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	528,000	488,688
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	4,822,000	3,559,397
Vistra Corp., 7.00%(b)(d)(e)	2,207,000	2,044,787
		6,092,872

Industrial Conglomerates-0.50%
Bidvest Group UK PLC (The) (South Africa), 3.63%, 09/23/2026(b)	2,813,000	2,508,774
Honeywell International, Inc.,
4.25%, 01/15/2029	2,969,000	2,887,442
5.00%, 02/15/2033	3,927,000	3,961,673
4.50%, 01/15/2034(c)	4,128,000	3,988,060

	Principal Amount	Value
Industrial Conglomerates-(continued)
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 02/01/2029(c)	$651,000	$ 514,796
		13,860,745

Industrial Machinery & Supplies & Components-0.34%
EnPro Industries, Inc., 5.75%, 10/15/2026	996,000	972,140
Flowserve Corp., 2.80%, 01/15/2032	427,000	339,539
Ingersoll Rand, Inc.,
5.40%, 08/14/2028	884,000	886,477
5.70%, 08/14/2033	3,189,000	3,235,519
nVent Finance S.a.r.l. (United Kingdom), 5.65%, 05/15/2033	4,052,000	3,925,572
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	66,000	59,131
		9,418,378

Industrial REITs-0.82%
Prologis L.P.,
4.88%, 06/15/2028(c)	2,998,000	2,969,150
4.63%, 01/15/2033	5,018,000	4,819,136
4.75%, 06/15/2033	5,699,000	5,467,945
5.13%, 01/15/2034	2,888,000	2,845,353
5.25%, 06/15/2053	7,041,000	6,721,716
		22,823,300

Insurance Brokers-0.10%
Marsh & McLennan Cos., Inc.,
6.25%, 11/01/2052(c)	1,361,000	1,496,225
5.45%, 03/15/2053	1,381,000	1,365,715
		2,861,940

Integrated Oil & Gas-1.55%
BP Capital Markets America, Inc.,
4.81%, 02/13/2033(c)	5,517,000	5,342,678
4.89%, 09/11/2033	230,000	223,936
3.06%, 06/17/2041	400,000	293,806
BP Capital Markets PLC (United Kingdom), 4.38%(d)(e)	3,422,000	3,282,553
ConocoPhillips Co.,
5.55%, 03/15/2054(c)	5,403,000	5,420,925
5.70%, 09/15/2063	1,966,000	1,980,906
Ecopetrol S.A. (Colombia), 8.88%, 01/13/2033	6,895,000	6,995,495
Occidental Petroleum Corp.,
6.20%, 03/15/2040	7,446,000	7,361,897
4.63%, 06/15/2045	3,044,000	2,319,102
Petroleos Mexicanos (Mexico),
8.75%, 06/02/2029	5,790,000	5,167,060
6.70%, 02/16/2032	3,593,000	2,719,580
10.00%, 02/07/2033(b)	2,215,000	2,019,368
		43,127,306

Integrated Telecommunication Services-2.25%
Altice France S.A. (France),
8.13%, 02/01/2027(b)	472,000	399,331
5.13%, 07/15/2029(b)	603,000	426,820
5.50%, 10/15/2029(b)	325,000	235,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Corporate Bond Fund

	Principal Amount	Value
Integrated Telecommunication Services-(continued)
AT&T, Inc.,
5.40%, 02/15/2034	$4,402,000	$ 4,276,559
3.55%, 09/15/2055	24,277,000	15,857,328
British Telecommunications PLC (United Kingdom), 4.25%, 11/23/2081(b)(d)	6,220,000	5,489,186
IHS Holding Ltd. (Nigeria),
5.63%, 11/29/2026(b)	2,169,000	1,873,387
6.25%, 11/29/2028(b)	1,677,000	1,355,284
Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)(c)	1,250,000	1,193,857
Iliad Holding S.A.S.U. (France), 7.00%, 10/15/2028(b)	300,000	279,441
Level 3 Financing, Inc.,
3.75%, 07/15/2029(b)	1,285,000	767,968
10.50%, 05/15/2030(b)	51,000	51,851
Sitios Latinoamerica S.A.B. de C.V. (Brazil), 5.38%, 04/04/2032(b)	3,688,000	3,301,241
Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	1,520,000	1,501,632
Telefonica Emisiones S.A. (Spain), 7.05%, 06/20/2036	2,092,000	2,230,373
Verizon Communications, Inc.,
4.50%, 08/10/2033(c)	21,500,000	19,872,607
3.40%, 03/22/2041	908,000	674,729
3.00%, 11/20/2060	2,521,000	1,481,847
3.70%, 03/22/2061	1,669,000	1,138,002
		62,406,490

Interactive Media & Services-0.55%
Match Group Holdings II LLC,
4.63%, 06/01/2028(b)	790,000	729,581
5.63%, 02/15/2029(b)(c)	4,618,000	4,357,209
3.63%, 10/01/2031(b)	55,000	44,886
Meta Platforms, Inc.,
4.45%, 08/15/2052	1,748,000	1,484,607
4.65%, 08/15/2062	4,157,000	3,539,284
5.75%, 05/15/2063	5,005,000	5,058,324
		15,213,891

Investment Banking & Brokerage-3.31%
Charles Schwab Corp. (The),
5.64%, 05/19/2029(d)	4,176,000	4,170,436
5.85%, 05/19/2034(d)	4,175,000	4,181,866
6.14%, 08/24/2034(c)(d)	8,518,000	8,670,264
Series G, 5.38%(c)(d)(e)	5,719,000	5,547,430
Series K, 5.00%(c)(d)(e)	2,428,000	2,129,212
Goldman Sachs Group, Inc. (The),
5.99% (SOFR + 0.79%), 12/09/2026(f)	4,854,000	4,812,261
6.01% (SOFR + 0.81%), 03/09/2027(f)	6,545,000	6,464,369
6.24% (SOFR + 0.92%), 10/21/2027(f)	1,484,000	1,459,491
6.46% (SOFR + 1.12%), 02/24/2028(f)	1,459,000	1,455,475
4.48%, 08/23/2028(d)	2,416,000	2,325,886
6.75%, 10/01/2037	3,397,000	3,604,051
4.80%, 07/08/2044	3,027,000	2,700,514
Series T, 3.80%(d)(e)	146,000	122,745
Series V, 4.13%(d)(e)	2,539,000	2,135,667

	Principal Amount	Value
Investment Banking & Brokerage-(continued)
Series W, 7.50%(d)(e)	$12,455,000	$ 12,548,413
Morgan Stanley,
5.12%, 02/01/2029(d)	2,197,000	2,154,301
5.16%, 04/20/2029(d)	9,828,000	9,642,588
5.45%, 07/20/2029(d)	2,218,000	2,205,737
5.25%, 04/21/2034(d)	9,450,000	9,182,850
5.42%, 07/21/2034(d)	4,807,000	4,728,268
5.95%, 01/19/2038(d)	1,769,000	1,721,269
		91,963,093

IT Consulting & Other Services-0.08%
DXC Technology Co., 2.38%, 09/15/2028(c)	1,930,000	1,592,480
Gartner, Inc.,
4.50%, 07/01/2028(b)	105,000	98,019
3.63%, 06/15/2029(b)	294,000	258,519
3.75%, 10/01/2030(b)	176,000	152,158
		2,101,176

Leisure Facilities-0.11%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	1,529,000	1,664,308
NCL Corp. Ltd., 5.88%, 02/15/2027(b)	536,000	519,892
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	593,000	551,835
VOC Escrow Ltd., 5.00%, 02/15/2028(b)	285,000	264,791
		3,000,826

Leisure Products-0.08%
Brunswick Corp., 5.10%, 04/01/2052	2,853,000	2,100,948

Life & Health Insurance-2.70%
American Equity Investment Life Holding Co., 5.00%, 06/15/2027	4,806,000	4,612,765
Delaware Life Global Funding,
Series 22-1, 3.31%, 03/10/2025(b)	5,895,000	5,546,959
Series 21-1, 2.66%, 06/29/2026(b)	13,992,000	12,579,927
F&G Annuities & Life, Inc., 7.40%, 01/13/2028(b)	4,334,000	4,413,003
MAG Mutual Holding Co., 4.75%, 04/30/2041(b)(h)	11,777,000	9,478,775
MetLife, Inc.,
5.00%, 07/15/2052	1,454,000	1,331,976
5.25%, 01/15/2054(c)	6,425,000	6,098,479
Series D, 5.88%(d)(e)	300,000	281,610
Nationwide Financial Services, Inc., 3.90%, 11/30/2049(b)	300,000	223,355
New York Life Global Funding, 4.55%, 01/28/2033(b)	4,145,000	3,931,859
Pacific Life Global Funding II,
6.06% (SOFR + 0.80%), 03/30/2025(b)(f)	4,852,000	4,847,499
5.96% (SOFR + 0.62%), 06/04/2026(b)(f)	2,167,000	2,139,011
6.38% (SOFR + 1.05%), 07/28/2026(b)(f)	15,902,000	15,959,406

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Corporate Bond Fund

	Principal Amount	Value
Life & Health Insurance-(continued)
Principal Financial Group, Inc., 5.38%, 03/15/2033(c)	$2,820,000	$ 2,798,213
Sammons Financial Group, Inc., 4.75%, 04/08/2032(b)	750,000	623,952
		74,866,789

Life Sciences Tools & Services-0.01%
Syneos Health, Inc., 3.63%, 01/15/2029(b)	149,000	148,762

Managed Health Care-1.21%
Centene Corp.,
4.25%, 12/15/2027	4,687,000	4,388,852
2.50%, 03/01/2031	348,000	277,444
Kaiser Foundation Hospitals,
Series 2021, 2.81%, 06/01/2041	3,209,000	2,282,939
3.00%, 06/01/2051	2,229,000	1,502,835
UnitedHealth Group, Inc.,
5.25%, 02/15/2028(c)	3,989,000	4,067,852
4.25%, 01/15/2029	2,199,000	2,134,256
5.30%, 02/15/2030(c)	6,783,000	6,923,670
5.35%, 02/15/2033(c)	5,830,000	5,986,141
4.50%, 04/15/2033	994,000	958,044
5.05%, 04/15/2053(c)	2,116,000	2,021,313
5.20%, 04/15/2063	3,056,000	2,931,680
		33,475,026

Metal, Glass & Plastic Containers-0.03%
Ball Corp., 6.00%, 06/15/2029	801,000	790,612

Mortgage REITs-0.02%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	607,000	510,927

Movies & Entertainment-0.53%
Warnermedia Holdings, Inc.,
4.28%, 03/15/2032	295,000	260,442
5.05%, 03/15/2042	6,000,000	4,937,834
5.14%, 03/15/2052	5,505,000	4,391,406
5.39%, 03/15/2062	6,578,000	5,225,293
		14,814,975

Multi-Family Residential REITs-0.04%
AvalonBay Communities, Inc., 5.00%, 02/15/2033(c)	1,215,000	1,205,013

Multi-line Insurance-0.35%
Allianz SE (Germany), 3.20%(b)(d)(e)	203,000	154,270
Aon Corp./Aon Global Holdings PLC, 5.35%, 02/28/2033(c)	1,455,000	1,453,767
Massachusetts Mutual Life Insurance Co., 5.67%, 12/01/2052(b)	1,328,000	1,317,819
Metropolitan Life Global Funding I, 5.15%, 03/28/2033(b)	6,854,000	6,707,057
		9,632,913

	Principal Amount	Value
Multi-Utilities-0.55%
Ameren Illinois Co.,
4.95%, 06/01/2033(c)	$2,423,000	$ 2,375,594
5.90%, 12/01/2052	1,349,000	1,426,847
Dominion Energy, Inc., 5.38%, 11/15/2032(c)	6,678,000	6,577,603
NiSource, Inc., 5.25%, 03/30/2028	1,947,000	1,940,007
WEC Energy Group, Inc.,
5.15%, 10/01/2027	2,626,000	2,621,014
4.75%, 01/15/2028	434,000	425,329
		15,366,394

Office REITs-0.37%
Alexandria Real Estate Equities, Inc., 4.75%, 04/15/2035	59,000	54,632
Brandywine Operating Partnership L.P., 7.55%, 03/15/2028	4,852,000	4,554,263
Office Properties Income Trust,
4.50%, 02/01/2025(c)	4,353,000	3,897,655
2.40%, 02/01/2027	2,428,000	1,644,873
		10,151,423

Oil & Gas Drilling-0.16%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	540,000	502,459
Transocean, Inc., 8.75%, 02/15/2030(b)	446,500	457,198
Valaris Ltd., 8.38%, 04/30/2030(b)	3,520,000	3,588,605
		4,548,262

Oil & Gas Equipment & Services-0.17%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)(c)	2,504,000	2,493,309
Petrofac Ltd. (United Kingdom), 9.75%, 11/15/2026(b)	2,800,000	2,151,660
		4,644,969

Oil & Gas Exploration & Production-1.46%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	1,526,000	1,535,003
Apache Corp., 7.75%, 12/15/2029	1,808,000	1,885,623
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	476,000	473,633
Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(b)(c)	3,857,000	3,914,415
Civitas Resources, Inc.,
8.38%, 07/01/2028(b)	2,785,000	2,872,031
8.75%, 07/01/2031(b)	3,088,000	3,199,940
Devon Energy Corp.,
5.25%, 10/15/2027	6,909,000	6,857,036
5.88%, 06/15/2028	4,279,000	4,286,595
EQT Corp., 5.70%, 04/01/2028	1,563,000	1,557,551
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030(b)	449,000	418,095
6.00%, 02/01/2031(b)	186,000	171,080
6.25%, 04/15/2032(b)	154,000	141,479

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Exploration & Production-(continued)
Murphy Oil Corp.,
6.38%, 07/15/2028(c)	$2,418,000	$ 2,418,949
5.88%, 12/01/2042	180,000	151,815
Pioneer Natural Resources Co., 5.10%, 03/29/2026	960,000	952,837
SM Energy Co., 6.63%, 01/15/2027(c)	502,000	496,177
Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)(c)	1,351,000	1,266,684
Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	4,054,000	4,168,657
Uzbekneftegaz JSC (Uzbekistan), 4.75%, 11/16/2028(b)	3,661,000	3,014,841
Vital Energy, Inc.,
9.50%, 01/15/2025(c)	521,000	524,142
7.75%, 07/31/2029(b)	289,000	260,379
		40,566,962

Oil & Gas Refining & Marketing-0.32%
Cosan Luxembourg S.A. (Brazil), 7.50%, 06/27/2030(b)	4,580,000	4,582,426
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)	520,000	519,119
Phillips 66 Co., 5.30%, 06/30/2033(c)	3,822,000	3,786,018
		8,887,563

Oil & Gas Storage & Transportation-5.88%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033(b)	2,997,000	2,994,649
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(b)	1,303,000	1,316,638
El Paso Natural Gas Co. LLC, 8.38%, 06/15/2032	1,389,000	1,583,106
Enbridge, Inc. (Canada),
5.70%, 03/08/2033	3,899,000	3,902,626
7.38%, 01/15/2083(d)	4,512,000	4,446,486
7.63%, 01/15/2083(d)	3,416,000	3,451,724
Energy Transfer L.P.,
5.88%, 01/15/2024	508,000	507,673
5.55%, 02/15/2028	962,000	959,489
3.75%, 05/15/2030	200,000	178,774
5.75%, 02/15/2033	2,310,000	2,299,150
4.90%, 03/15/2035	8,267,000	7,564,934
5.00%, 05/15/2050	5,546,000	4,570,363
Series A, 9.65%(3 mo. USD LIBOR + 4.03%)(e)(f)	342,000	315,067
Enterprise Products Operating LLC,
5.35%, 01/31/2033	241,000	242,482
4.20%, 01/31/2050	1,872,000	1,497,536
Series D, 6.88%, 03/01/2033	2,003,000	2,226,022
8.62% (3 mo. Term SOFR + 3.25%), 08/16/2077(f)	4,007,000	3,939,622
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	5,000	4,854
8.00%, 01/15/2027	480,000	473,688
7.75%, 02/01/2028	279,000	271,757
8.88%, 04/15/2030(c)	1,264,000	1,260,174
Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	515,000	507,738

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
GreenSaif Pipelines Bidco S.a.r.l. (Saudi Arabia),
6.13%, 02/23/2038(b)	$2,100,000	$ 2,110,234
6.51%, 02/23/2042(b)	2,700,000	2,739,152
Hess Midstream Operations L.P., 5.63%, 02/15/2026(b)	729,000	714,048
Kinder Morgan Energy Partners L.P., 4.30%, 05/01/2024	1,432,000	1,416,199
Kinder Morgan, Inc.,
7.80%, 08/01/2031	13,127,000	14,685,093
7.75%, 01/15/2032	8,837,000	9,882,590
4.80%, 02/01/2033	364,000	339,497
5.20%, 06/01/2033(c)	4,205,000	4,029,935
3.25%, 08/01/2050	200,000	126,156
5.45%, 08/01/2052(c)	6,268,000	5,603,148
MPLX L.P.,
4.80%, 02/15/2029	1,722,000	1,660,110
5.00%, 03/01/2033(c)	2,388,000	2,255,311
4.70%, 04/15/2048	2,032,000	1,632,374
5.50%, 02/15/2049	2,817,000	2,512,344
4.95%, 03/14/2052	5,131,000	4,233,977
5.65%, 03/01/2053	935,000	848,367
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	480,000	446,603
NGPL PipeCo LLC, 7.77%, 12/15/2037(b)	9,823,000	10,364,571
Northern Natural Gas Co., 3.40%, 10/16/2051(b)	948,000	625,776
ONEOK Partners L.P., 6.85%, 10/15/2037	2,979,000	3,127,354
ONEOK, Inc.,
5.65%, 11/01/2028	1,557,000	1,560,088
5.80%, 11/01/2030	2,310,000	2,316,067
6.35%, 01/15/2031(c)	4,239,000	4,360,069
6.10%, 11/15/2032	1,755,000	1,783,684
6.05%, 09/01/2033	4,164,000	4,198,227
6.63%, 09/01/2053(c)	5,924,000	5,978,982
Plains All American Pipeline L.P., Series B, 9.74%(3 mo. Term SOFR + 4.37%)(e)(f)	385,000	355,160
Plains All American Pipeline L.P./PAA Finance Corp., 3.55%, 12/15/2029	200,000	176,035
Sabine Pass Liquefaction LLC, 5.90%, 09/15/2037	7,661,000	7,702,577
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(i)	509,000	491,643
Sunoco L.P./Sunoco Finance Corp., 5.88%, 03/15/2028	723,000	702,902
Targa Resources Corp.,
5.20%, 07/01/2027	3,080,000	3,050,774
6.25%, 07/01/2052	3,158,000	3,036,922
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
5.00%, 01/15/2028	201,000	193,598
5.50%, 03/01/2030	63,000	60,455
TMS Issuer S.a.r.l. (Saudi Arabia), 5.78%, 08/23/2032(b)	1,055,000	1,074,747
Western Midstream Operating L.P., 6.15%, 04/01/2033(c)	3,154,000	3,141,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Corporate Bond Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation-(continued)
Williams Cos., Inc. (The),
4.55%, 06/24/2024	$399,000	$ 394,824
5.30%, 08/15/2028	3,066,000	3,052,162
4.65%, 08/15/2032(c)	2,069,000	1,943,987
5.65%, 03/15/2033	3,942,000	3,965,977
		163,407,991

Other Specialty Retail-0.05%
Tractor Supply Co., 5.25%, 05/15/2033	1,442,000	1,413,081

Packaged Foods & Meats-0.51%
Aramark Services, Inc., 5.00%, 04/01/2025(b)	515,000	509,171
Mars, Inc.,
4.55%, 04/20/2028(b)	4,952,000	4,872,317
4.65%, 04/20/2031(b)	1,829,000	1,791,005
McCormick & Co., Inc., 4.95%, 04/15/2033(c)	1,250,000	1,211,738
Minerva Luxembourg S.A. (Brazil), 4.38%, 03/18/2031(b)	7,257,000	5,780,705
		14,164,936

Passenger Airlines-1.43%
American Airlines Pass-Through Trust,
Series 2016-3, Class A, 3.00%, 10/15/2028	2,359,636	2,108,100
Series 2017-2, Class AA, 3.35%, 10/15/2029	240,698	216,604
Series 2021-1, Class B, 3.95%, 07/11/2030	2,716,350	2,375,339
Series 2021-1, Class A, 2.88%, 07/11/2034	2,500,327	2,077,383
American Airlines,
Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	1,397,917	1,373,214

British Airways Pass-Through Trust (United Kingdom), Series 2021-1, Class A, 2.90%, 03/15/2035(b)	1,765,350	1,487,602

Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	2,002,000	1,949,775
Delta Air Lines, Inc./SkyMiles IP Ltd.,
4.50%, 10/20/2025(b)	2,559,219	2,502,760
4.75%, 10/20/2028(b)	9,031,588	8,677,933
United Airlines Pass-Through Trust,
Series 2016-1, Class B, 3.65%, 01/07/2026	1,403,794	1,304,404
Series 2020-1, Class A, 5.88%, 10/15/2027	3,523,420	3,520,774
Series 2018-1, Class A, 3.70%, 03/01/2030	264,320	229,689
Series 2018-1, Class AA, 3.50%, 03/01/2030	2,051,810	1,845,168
Series 2019-1, Class A, 4.55%, 08/25/2031	1,437,013	1,296,550
Series 2019-1, Class AA, 4.15%, 08/25/2031	2,510,913	2,343,774
5.80%, 07/15/2037	6,377,000	6,379,845
		39,688,914

	Principal Amount	Value
Personal Care Products-0.58%
Kenvue, Inc.,
5.05%, 03/22/2028(b)	$1,963,000	$ 1,969,431
5.00%, 03/22/2030(b)(c)	3,666,000	3,670,890
4.90%, 03/22/2033(b)	4,687,000	4,664,400
5.10%, 03/22/2043(b)(c)	1,904,000	1,869,528
5.05%, 03/22/2053(b)	2,177,000	2,133,663
5.20%, 03/22/2063(b)	1,850,000	1,811,837
		16,119,749

Pharmaceuticals-1.04%
Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	783,000	465,347
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)(c)	115,000	97,165
Eli Lilly and Co., 4.88%, 02/27/2053	1,876,000	1,847,277
Merck & Co., Inc.,
5.00%, 05/17/2053(c)	2,131,000	2,083,211
5.15%, 05/17/2063	1,329,000	1,298,629
Pfizer Investment Enterprises Pte. Ltd.,
4.45%, 05/19/2028	8,468,000	8,311,781
4.75%, 05/19/2033	4,432,000	4,363,586
5.30%, 05/19/2053	10,283,000	10,294,347
		28,761,343

Property & Casualty Insurance-0.07%
Travelers Cos., Inc. (The), 5.45%, 05/25/2053	1,903,000	1,932,262

Rail Transportation-1.41%
Burlington Northern Santa Fe LLC, 5.20%, 04/15/2054	4,911,000	4,837,194
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	12,657,000	13,164,262
Norfolk Southern Corp.,
5.05%, 08/01/2030(c)	5,946,000	5,890,477
5.35%, 08/01/2054	5,408,000	5,262,148
Union Pacific Corp.,
4.50%, 01/20/2033(c)	5,095,000	4,948,170
5.15%, 01/20/2063	5,148,000	4,940,224
		39,042,475

Real Estate Development-0.65%
Agile Group Holdings Ltd. (China),
5.75%, 01/02/2025(b)	200,000	25,000
5.50%, 04/21/2025(b)	1,950,000	243,750
Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(b)	614,000	55,874
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031(b)	537,000	541,887
Essential Properties L.P., 2.95%, 07/15/2031	450,000	337,770
Logan Group Co. Ltd. (China), 4.25%, 07/12/2025(b)(g)	961,000	72,075
Piedmont Operating Partnership L.P.,
9.25%, 07/20/2028	15,162,000	15,524,767
3.15%, 08/15/2030	1,341,000	969,029
Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(b)	809,000	93,553

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Corporate Bond Fund

	Principal Amount	Value
Real Estate Development-(continued)
Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(b)	$833,000	$ 91,355
		17,955,060

Real Estate Services-0.01%
CBRE Services, Inc., 5.95%, 08/15/2034	234,000	231,721

Regional Banks-1.74%
Citizens Financial Group, Inc.,
5.64%, 05/21/2037(d)	3,687,000	3,252,425
Series G, 4.00%(d)(e)	3,379,000	2,564,391
Huntington Bancshares, Inc.,
4.44%, 08/04/2028(c)(d)	1,981,000	1,865,150
6.21%, 08/21/2029(c)(d)	9,653,000	9,720,470
M&T Bank Corp., 5.05%, 01/27/2034(c)(d)	3,047,000	2,772,809
Truist Financial Corp.,
5.60% (SOFR + 0.40%),
06/09/2025(f)	4,405,000	4,296,197
6.05%, 06/08/2027(c)(d)	4,275,000	4,273,925
4.87%, 01/26/2029(d)	3,260,000	3,129,114
4.92%, 07/28/2033(d)	7,245,000	6,463,145
6.12%, 10/28/2033(c)(d)	3,327,000	3,349,665
5.12%, 01/26/2034(c)(d)	2,378,000	2,231,915
5.87%, 06/08/2034(c)(d)	4,585,000	4,545,096
		48,464,302

Reinsurance-0.41%
Global Atlantic (Fin) Co., 7.95%, 06/15/2033(b)	143,000	140,483
Global Atlantic Fin Co.,
4.40%, 10/15/2029(b)	7,051,000	5,935,145
3.13%, 06/15/2031(b)	998,000	740,816
4.70%, 10/15/2051(b)(d)	6,477,000	4,688,523
		11,504,967

Renewable Electricity-0.06%
NSTAR Electric Co., 4.55%, 06/01/2052	1,887,000	1,638,835

Research & Consulting Services-0.03%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	531,000	463,546
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)(c)	539,000	484,232
		947,778

Restaurants-1.65%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.88%, 01/15/2028(b)(c)	495,000	450,680
3.50%, 02/15/2029(b)	341,000	298,865
Arcos Dorados B.V. (Brazil), 6.13%, 05/27/2029(b)	3,812,000	3,677,818
McDonald’s Corp.,
4.80%, 08/14/2028	7,085,000	7,055,778
4.95%, 08/14/2033	8,563,000	8,484,747
5.15%, 09/09/2052(c)	4,526,000	4,341,023
5.45%, 08/14/2053	11,238,000	11,253,679
Starbucks Corp., 4.75%, 02/15/2026	8,523,000	8,451,112

	Principal Amount	Value
Restaurants-(continued)
Yum! Brands, Inc.,
3.63%, 03/15/2031	$1,188,000	$1,008,522
5.38%, 04/01/2032(c)	791,000	743,067
		45,765,291

Retail REITs-0.44%
Agree L.P., 2.60%, 06/15/2033	383,000	291,503
Brixmor Operating Partnership L.P., 4.05%, 07/01/2030	2,072,000	1,874,333
Kimco Realty OP LLC, 2.70%, 10/01/2030	797,000	658,525
Kite Realty Group Trust, 4.75%, 09/15/2030	2,163,000	1,982,208
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	246,000	234,024
NNN REIT, Inc., 5.60%, 10/15/2033	1,903,000	1,866,764
Realty Income Corp.,
4.85%, 03/15/2030	1,013,000	981,767
5.63%, 10/13/2032	2,558,000	2,558,224
Regency Centers L.P., 4.13%, 03/15/2028	1,659,000	1,559,447
Spirit Realty L.P., 2.70%, 02/15/2032	352,000	276,333
		12,283,128

Self-Storage REITs-0.42%
Extra Space Storage L.P.,
5.70%, 04/01/2028	2,145,000	2,156,234
2.55%, 06/01/2031	986,000	792,472
2.40%, 10/15/2031	217,000	170,584
2.35%, 03/15/2032	133,000	103,559
Public Storage,
5.10%, 08/01/2033	4,840,000	4,803,578
5.35%, 08/01/2053	2,900,000	2,839,337
Public Storage Operating Co., 5.13%, 01/15/2029	845,000	844,469
		11,710,233

Semiconductors-0.46%
Broadcom, Inc.,
2.45%, 02/15/2031(b)	125,000	100,837
3.19%, 11/15/2036(b)	355,000	266,990
Foundry JV Holdco LLC, 5.88%, 01/25/2034(b)	6,908,000	6,820,444
Micron Technology, Inc.,
4.98%, 02/06/2026(c)	1,486,000	1,464,559
4.19%, 02/15/2027	4,005,000	3,819,338
2.70%, 04/15/2032	400,000	315,887
Skyworks Solutions, Inc., 3.00%, 06/01/2031	125,000	101,824
		12,889,879

Single-Family Residential REITs-0.69%
Invitation Homes Operating Partnership L.P.,
2.30%, 11/15/2028	107,000	91,026
5.45%, 08/15/2030	10,066,000	9,860,132
5.50%, 08/15/2033	9,649,000	9,349,016
		19,300,174

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Corporate Bond Fund

	Principal Amount	Value
Soft Drinks & Non-alcoholic Beverages-0.00%
Coca-Cola FEMSA S.A.B. de C.V. (Mexico), 1.85%, 09/01/2032	$155,000	$ 117,937

Sovereign Debt-1.25%
Banque Ouest Africaine de Developpement (Supranational), 5.00%, 07/27/2027(b)	8,000,000	7,217,400
Colombia Government International Bond (Colombia),
8.00%, 04/20/2033	2,717,000	2,813,699
7.50%, 02/02/2034	1,795,000	1,786,314
Egypt Government International Bond (Egypt), 7.50%, 01/31/2027(b)	2,000,000	1,446,716
Ghana Government International Bond (Ghana), 7.75%, 04/07/2029(b)(g)	1,905,000	828,132
Mexico Government International Bond (Mexico),
6.35%, 02/09/2035	1,685,000	1,751,858
6.34%, 05/04/2053(c)	6,614,000	6,618,683
Oman Government International Bond (Oman), 6.25%, 01/25/2031(b)	1,140,000	1,156,198
Panama Government International Bond (Panama), 6.85%, 03/28/2054(c)	3,825,000	3,921,931
Philippine Government International Bond (Philippines), 5.50%, 01/17/2048	1,048,000	1,055,206
Romanian Government International Bond (Romania),
6.63%, 02/17/2028(b)	2,522,000	2,610,212
7.13%, 01/17/2033(b)	3,398,000	3,578,944
		34,785,293

Specialized Consumer Services-0.10%
Ashtead Capital, Inc. (United Kingdom), 5.55%, 05/30/2033(b)	1,852,000	1,777,626
Carriage Services, Inc., 4.25%, 05/15/2029(b)(c)	1,196,000	1,038,965
		2,816,591

Specialized Finance-0.05%
Blackstone Private Credit Fund,
2.63%, 12/15/2026	202,000	173,908
3.25%, 03/15/2027	397,000	346,076
SMBC Aviation Capital Finance DAC (Ireland), 1.90%, 10/15/2026(b)	996,000	883,174
		1,403,158

Specialty Chemicals-0.57%
Braskem Idesa S.A.P.I. (Mexico),
7.45%, 11/15/2029(b)	3,457,000	2,191,434
6.99%, 02/20/2032(b)	2,707,000	1,623,147

	Principal Amount	Value
Specialty Chemicals-(continued)
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026	$3,550,000	$ 3,193,771
8.75%, 05/03/2029(b)	4,240,000	4,143,603
5.50%, 03/18/2031	5,790,000	4,639,732
		15,791,687

Steel-0.38%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	5,495,000	5,638,040
Cleveland-Cliffs, Inc., 5.88%, 06/01/2027(c)	1,075,000	1,036,484
POSCO (South Korea),
5.63%, 01/17/2026(b)	2,120,000	2,119,495
5.75%, 01/17/2028(b)	1,817,000	1,831,589
		10,625,608

Systems Software-1.00%
Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)	844,000	778,590
Camelot Finance S.A., 4.50%, 11/01/2026(b)	1,523,000	1,425,927
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029(c)	1,692,000	1,456,304
Oracle Corp.,
6.25%, 11/09/2032	12,072,000	12,639,674
4.90%, 02/06/2033	4,198,000	4,011,771
6.90%, 11/09/2052	4,963,000	5,409,394
5.55%, 02/06/2053	2,182,000	2,029,765
VMware, Inc., 2.20%, 08/15/2031	132,000	102,982
		27,854,407

Technology Hardware, Storage & Peripherals-0.13%
Apple, Inc., 4.10%, 08/08/2062	4,269,000	3,576,297

Telecom Tower REITs-0.12%
American Tower Corp., 4.05%, 03/15/2032(c)	1,536,000	1,370,994
SBA Communications Corp., 3.13%, 02/01/2029(c)	2,173,000	1,862,716
		3,233,710

Tobacco-2.22%
Altria Group, Inc., 4.40%, 02/14/2026(c)	2,335,000	2,284,548
B.A.T Capital Corp. (United Kingdom),
2.73%, 03/25/2031	143,000	113,338
7.08%, 08/02/2043	432,000	429,941
7.08%, 08/02/2053	2,572,000	2,534,579
Philip Morris International, Inc.,
4.88%, 02/13/2026	10,845,000	10,745,750
5.13%, 11/17/2027	5,010,000	5,003,347
4.88%, 02/15/2028	13,157,000	12,995,212
5.63%, 11/17/2029	1,428,000	1,444,553
5.13%, 02/15/2030	6,116,000	6,048,094
5.75%, 11/17/2032	6,570,000	6,667,078
5.38%, 02/15/2033	13,662,000	13,499,312
		61,765,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Corporate Bond Fund

	Principal Amount	Value
Trading Companies & Distributors-0.88%
AerCap Global Aviation Trust (Ireland), 6.50%, 06/15/2045(b)(d)	$7,903,000	$ 7,800,782
Aircastle Ltd., 4.40%, 09/25/2023	2,603,000	2,598,869
Avolon Holdings Funding Ltd. (Ireland),
4.25%, 04/15/2026(b)	1,460,000	1,377,921
2.75%, 02/21/2028(b)	431,000	371,354
6.38%, 05/04/2028(b)(c)	4,765,000	4,731,273
Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/2025(b)	535,000	528,784
5.50%, 05/01/2028(b)	1,093,000	1,016,309
Triton Container International Ltd. (Bermuda),
2.05%, 04/15/2026(b)(c)	4,821,000	4,293,150
3.15%, 06/15/2031(b)	2,375,000	1,830,664
		24,549,106

Transaction & Payment Processing Services-0.68%
Fiserv, Inc.,
5.38%, 08/21/2028	6,126,000	6,144,914
5.63%, 08/21/2033(c)	4,675,000	4,712,740
Mastercard, Inc., 4.85%, 03/09/2033(c)	5,486,000	5,514,944
PayPal Holdings, Inc., 5.05%, 06/01/2052(c)	2,595,000	2,516,408
		18,889,006

Wireless Telecommunication Services-1.08%
Rogers Communications, Inc. (Canada), 4.50%, 03/15/2043	330,000	264,316
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
4.74%, 03/20/2025(b)	3,878,875	3,840,815
5.15%, 03/20/2028(b)	8,378,050	8,308,390
T-Mobile USA, Inc.,
5.05%, 07/15/2033	3,290,000	3,176,462
4.50%, 04/15/2050	2,057,000	1,700,545
5.65%, 01/15/2053	4,631,000	4,520,962
VEON Holdings B.V. (Netherlands), 3.38%, 11/25/2027(b)	2,347,000	1,654,635
Vodafone Group PLC (United Kingdom),
5.75%, 02/10/2063	993,000	924,169
4.13%, 06/04/2081(d)	4,151,000	3,247,128
5.13%, 06/04/2081(d)	3,503,000	2,447,356
		30,084,778
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,529,319,402)		2,411,124,772

U.S. Treasury Securities-6.63%
U.S. Treasury Bills-0.21%
4.74% - 5.36%, 04/18/2024(j)(k)	6,023,000	5,823,047
U.S. Treasury Bonds-2.22%
4.38%, 08/15/2043	9,391,000	9,367,523
3.63%, 05/15/2053	57,900,500	52,232,584
		61,600,107

	Principal Amount	Value
U.S. Treasury Notes-4.20%
4.75%, 07/31/2025	$10,621,500	$ 10,593,701
4.38%, 08/15/2026	2,770,000	2,757,557
4.13%, 07/31/2028	22,652,900	22,521,938
4.00%, 07/31/2030	1,482,600	1,465,226
3.88%, 08/15/2033	80,726,900	79,295,258
		116,633,680
Total U.S. Treasury Securities (Cost $181,965,555)		184,056,834

	Shares
Preferred Stocks-2.19%
Asset Management & Custody Banks-0.11%
Bank of New York Mellon Corp. (The), 4.70%, Series G, Pfd.(c)(d)	3,102,000	3,017,191

Diversified Banks-1.20%
Bank of America Corp., 7.25%, Series L, Conv. Pfd.	100	115,889
Bank of America Corp., 6.50%, Series Z, Pfd.(c)(d)	3,687,000	3,705,435
Citigroup, Inc., 6.25%, Series T, Pfd.(d)	2,110,000	2,081,304
Citigroup, Inc., 5.00%, Series U, Pfd.(c)(d)	7,500,000	7,197,750
Citigroup, Inc., 4.00%, Series W, Pfd.(d)	3,879,000	3,481,574
Wells Fargo & Co., 7.50%, Class A, Series L, Conv. Pfd.	14,554	16,798,955
		33,380,907

Diversified Financial Services-0.32%
Apollo Global Management, Inc., 7.63%, Pfd.(d)	287,800	7,396,460
Equitable Holdings, Inc., 4.95%, Series B, Pfd.(d)	1,724,000	1,657,635
		9,054,095

Investment Banking & Brokerage-0.49%
Goldman Sachs Group, Inc. (The), 8.50% (3 mo. Term SOFR + 3.14%), Series P, Pfd.(c)(f)	3,255,000	3,254,002
Morgan Stanley, 7.13%, Series E, Pfd.	256,997	6,494,314
Morgan Stanley, 6.88%, Series F, Pfd.	150,000	3,792,000
		13,540,316

Multi-Utilities-0.07%
CenterPoint Energy, Inc., 6.13%, Series A, Pfd.(d)	1,866,000	1,866,000
Total Preferred Stocks (Cost $63,241,338)		60,858,509

	Principal Amount

Asset-Backed Securities-1.21%
Hertz Vehicle Financing III LLC, Series 2023-3A, Class C, 7.26%, 02/25/2028(b)	$220,000	221,057
IP Lending III Ltd., Series 2022- 3A, Class SNR, 3.38%, 11/02/2026(b)(h)	627,680	539,805
IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(b)(h)	5,941,000	5,560,776
IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(b)(h)	7,644,000	7,644,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Corporate Bond Fund

	Principal Amount		Value
Jimmy Johns Funding LLC, Series 2017-1A, Class A2II, 4.85%, 07/30/2047(b)		$2,625,060	$ 2,443,083
Sonic Capital LLC,
Series 2020-1A, Class A2I, 3.85%, 01/20/2050(b)		10,370,270	9,514,581
Series 2021-1A, Class A2I, 2.19%, 08/20/2051(b)		2,501,125	2,040,520
Series 2021-1A, Class A2II, 2.64%, 08/20/2051(b)		2,461,892	1,872,463
Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(b)		4,299,750	3,918,421
Total Asset-Backed Securities (Cost $36,710,425)			33,754,706

Non-U.S. Dollar Denominated Bonds & Notes-0.23%(l)
Airport Services-0.02%
Gatwick Airport Finance PLC (United Kingdom), 4.38%, 04/07/2026(b)	GBP	437,000	508,170
Application Software-0.02% Boxer Parent Co., Inc., 6.50%, 10/02/2025(b)	EUR	475,000	512,043

Food Retail-0.02%
Bellis Acquisition Co. PLC (United Kingdom), 3.25%, 02/16/2026(b)	GBP	496,000	540,680
Metal, Glass & Plastic Containers-0.00% OI European Group B.V., 6.25%, 05/15/2028(b)	EUR	125,000	139,090

Movies & Entertainment-0.10%
Netflix, Inc., 3.88%, 11/15/2029(b)	EUR	2,600,000	2,785,793

Passenger Airlines-0.02%
Air France-KLM (France), 3.88%, 07/01/2026(b)	EUR	500,000	513,567

Pharmaceuticals-0.02%
Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	516,000	564,408

Sovereign Debt-0.03%
Ukraine Government International Bond (Ukraine), 4.38%, 01/27/2032(b)(g)	EUR	2,765,000	733,355
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $8,652,755)			6,297,106

	Shares

Exchange-Traded Funds-0.18%
Invesco High Yield Select ETF(m)		10,000	249,082
Invesco Short Duration Bond ETF(m)		12,000	296,220
Invesco Total Return Bond ETF(c)(m)		100,000	4,596,000
Total Exchange-Traded Funds (Cost $6,377,935)			5,141,302

	Principal Amount	Value
Municipal Obligations-0.13%
California (State of) Health Facilities Financing Authority (Social Bonds),
Series 2022, RB, 4.19%, 06/01/2037	$2,095,000	$1,902,500

Series 2022, RB, 4.35%, 06/01/2041	1,545,000	1,371,750

Florida Development Finance Corp. (Palm Bay Academy, Inc.),
Series 2017, Ref. RB, 9.00%, 05/15/2024(b)	140,000	138,840

Series 2017, Ref. RB, 0.00%, 05/15/2037(b)(h)	360,000	4

Series 2017, Ref. RB, 9.00%, 05/15/2037(b)(h)	350,000	70,000

Total Municipal Obligations (Cost $4,141,069)		3,483,094

	Shares

Common Stocks & Other Equity Interests-0.00%
Agricultural Products & Services-0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032 (Cost $0)(h)(n)	39	0

Money Market Funds-1.17%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(m)(o)	11,391,571	11,391,571

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(m)(o)	8,129,154	8,129,967

Invesco Treasury Portfolio, Institutional Class, 5.25%(m)(o)	13,018,938	13,018,938

Total Money Market Funds (Cost $32,540,462)		32,540,476

Options Purchased-0.03% (Cost $1,062,179)(p)		756,225

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.58% (Cost $2,864,011,120)		2,738,013,024

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-11.70%
Invesco Private Government Fund, 5.30%(m)(o)(q)	90,956,152	90,956,152

Invesco Private Prime Fund, 5.51%(m)(o)(q)	234,131,741	234,131,741

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $325,087,557)		325,087,893

TOTAL INVESTMENTS IN SECURITIES-110.28% (Cost $3,189,098,677)		3,063,100,917

OTHER ASSETS LESS LIABILITIES–(10.28)%		(285,595,510)

NET ASSETS-100.00%		$2,777,505,407

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Corporate Bond Fund

Investment Abbreviations:

Conv.	- Convertible
ETF	- Exchange-Traded Fund
EUR	- Euro
GBP	- British Pound Sterling
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
RB	- Revenue Bonds
Ref.	- Refunding
REIT	- Real Estate Investment Trust
SOFR	- Secured Overnight Financing Rate
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $661,207,310, which represented 23.81% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Perpetual bond with no specified maturity date.
(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $1,950,962, which represented less than 1% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco High Yield Select ETF	$-	$249,153	$-	$(71)	$-	$249,082	$6,127
Invesco Short Duration Bond ETF	-	298,782	-	(2,562)	-	296,220	5,640
Invesco Total Return Bond ETF	4,692,000	-	-	(96,000)	-	4,596,000	94,266
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	40,215,020	161,290,238	(190,113,687)	-	-	11,391,571	234,619
Invesco Liquid Assets Portfolio,
Institutional Class	28,720,825	115,207,313	(135,795,492)	2,023	(4,702)	8,129,967	173,040
Invesco Treasury Portfolio, Institutional Class	45,960,023	184,331,701	(217,272,786)	-	-	13,018,938	270,388
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	75,350,602	363,436,925	(347,831,375)	-	-	90,956,152	2,287,166*
Invesco Private Prime Fund	193,758,684	724,827,397	(684,412,192)	14,916	(57,064)	234,131,741	6,133,509*
Total	$388,697,154	$1,549,641,509	$(1,575,425,532)	$(81,694)	$(61,766)	$362,769,671	$9,204,755

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	Non-income producing security.
(o)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(p)	The table below details options purchased.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Corporate Bond Fund

Open Exchange-Traded Index Options Purchased(a)

Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Notional Value	Value

Equity Risk

S&P 500 Index	Call	12/15/2023	43	USD 4,600.00	USD 19,780,000	$456,660

Equity Risk

S&P 500 Index	Put	12/15/2023	63	USD 4,250.00	USD 26,775,000	299,565

Total Index Options Purchased						$756,225

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

U.S. Treasury 2 Year Notes	855	December-2023	$174,253,008	$445,812	$445,812

U.S. Treasury 10 Year Notes	1,176	December-2023	130,572,750	1,086,604	1,086,604

U.S. Treasury Long Bonds	863	December-2023	105,016,313	1,231,887	1,231,887

U.S. Treasury Ultra Bonds	322	December-2023	41,688,938	553,465	553,465

Subtotal–Long Futures Contracts				3,317,768	3,317,768

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 5 Year Notes	353	December-2023	(37,743,422)	(306,830)	(306,830)

U.S. Treasury 10 Year Ultra Notes	2,679	December-2023	(311,057,016)	(4,756,851)	(4,756,851)

Subtotal–Short Futures Contracts				(5,063,681)	(5,063,681)

Total Futures Contracts				$(1,745,913)	$(1,745,913)

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to		Unrealized Appreciation
		Deliver	Receive
Currency Risk
11/17/2023	Canadian Imperial Bank of Commerce	GBP 765,000	USD 975,165	$5,913
11/17/2023	Royal Bank of Canada	EUR 991,000	USD 1,091,097	12,724
11/17/2023	State Street Bank & Trust Co.	EUR 2,422,000	USD 2,666,786	31,248
Total Forward Foreign Currency Contracts				$49,885

Abbreviations:

EUR –Euro

GBP –British Pound Sterling

USD –U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2023

U.S. Dollar Denominated Bonds & Notes	86.81%

U.S. Treasury Securities	6.63

Preferred Stocks	2.19

Asset-Backed Securities	1.21

Security Types Each Less Than 1% of Portfolio	0.57

Money Market Funds Plus Other Assets Less Liabilities	2.59

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Corporate Bond Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $2,825,092,723)*	$2,700,331,246

Investments in affiliates, at value (Cost $364,005,954)	362,769,671

Other investments:
Variation margin receivable – futures contracts	32,112

Unrealized appreciation on forward foreign currency contracts outstanding	49,885

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	230,000

Cash	3,839,324

Foreign currencies, at value (Cost $1,054,233)	1,051,035

Receivable for:
Investments sold	7,534,939

Fund shares sold	5,034,803

Dividends	477,352

Interest	34,292,113

Investments matured, at value (Cost $2,038,663)	103,616

Investment for trustee deferred compensation and retirement plans	153,462

Other assets	151,985

Total assets	3,116,051,543

Liabilities:
Payable for:
Investments purchased	8,041,933

Dividends	1,708,919

Fund shares reacquired	2,459,995

Collateral upon return of securities loaned	325,087,557

Accrued fees to affiliates	924,772

Accrued trustees’ and officers’ fees and benefits	2,128

Accrued other operating expenses	151,274

Trustee deferred compensation and retirement plans	169,558

Total liabilities	338,546,136

Net assets applicable to shares outstanding	$2,777,505,407

Net assets consist of:

Shares of beneficial interest	$3,343,226,168

Distributable earnings (loss)	(565,720,761)

$2,777,505,407

Net Assets:

Class A	$1,040,668,832

Class C	$33,042,572

Class R	$13,619,644

Class Y	$721,549,489

Class R5	$15,606,985

Class R6	$953,017,885

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	171,674,318

Class C	5,413,027

Class R	2,245,354

Class Y	118,796,661

Class R5	2,571,863

Class R6	156,892,627

Class A:
Net asset value per share	$6.06

Maximum offering price per share (Net asset value of $6.06 ÷ 95.75%)	$6.33

Class C:
Net asset value and offering price per share	$6.10

Class R:
Net asset value and offering price per share	$6.07

Class Y:
Net asset value and offering price per share	$6.07

Class R5:
Net asset value and offering price per share	$6.07

Class R6:
Net asset value and offering price per share	$6.07

*	At August 31, 2023, securities with an aggregate value of $314,593,234 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Corporate Bond Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:

Interest (net of foreign withholding taxes of $3,384)	$69,946,152

Dividends	907,195

Dividends from affiliates (includes net securities lending income of $538,732)	1,322,812

Total investment income	72,176,159

Expenses:

Advisory fees	3,948,822

Administrative services fees	188,230

Custodian fees	21,422

Distribution fees:
Class A	1,306,638

Class C	174,389

Class R	32,716

Transfer agent fees – A, C, R and Y	1,262,785

Transfer agent fees – R5	7,432

Transfer agent fees – R6	136,394

Trustees’ and officers’ fees and benefits	20,613

Registration and filing fees	96,860

Reports to shareholders	129,862

Professional services fees	41,160

Other	20,900

Total expenses	7,388,223

Less: Fees waived and/or expense offset arrangement(s)	(43,132)

Net expenses	7,345,091

Net investment income	64,831,068

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities	(146,197,734)

Affiliated investment securities	(61,766)

Foreign currencies	(42,644)

Forward foreign currency contracts	(58,323)

Futures contracts	(5,470,177)

Option contracts written	(386,877)

Swap agreements	(1,901,328)

(154,118,849)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	104,005,956

Affiliated investment securities	(81,694)

Foreign currencies	43,427

Forward foreign currency contracts	(1,224)

Futures contracts	(1,428,693)

Option contracts written	(11,059)

102,526,713

Net realized and unrealized gain (loss)	(51,592,136)

Net increase in net assets resulting from operations	$13,238,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Corporate Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$64,831,068	$101,528,636

Net realized gain (loss)	(154,118,849)	(267,516,055)

Change in net unrealized appreciation (depreciation)	102,526,713	(131,959,060)

Net increase (decrease) in net assets resulting from operations	13,238,932	(297,946,479)

Distributions to shareholders from distributable earnings:
Class A	(23,908,452)	(42,144,189)

Class C	(663,282)	(1,227,555)

Class R	(282,005)	(452,169)

Class Y	(16,068,743)	(19,488,874)

Class R5	(362,100)	(577,039)

Class R6	(22,446,967)	(35,749,397)

Total distributions from distributable earnings	(63,731,549)	(99,639,223)

Share transactions-net:
Class A	12,129,493	(75,357,446)

Class C	(2,065,627)	(9,117,272)

Class R	1,466,606	522,656

Class Y	139,369,461	99,938,574

Class R5	1,905,033	1,028,184

Class R6	129,390,411	14,136,640

Net increase in net assets resulting from share transactions	282,195,377	31,151,336

Net increase (decrease) in net assets	231,702,760	(366,434,366)

Net assets:
Beginning of period	2,545,802,647	2,912,237,013

End of period	$2,777,505,407	$2,545,802,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Corporate Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/23	$6.18	$0.14	$(0.12)	$ 0.02	$(0.14)	$ –	$(0.14)	$6.06	0.32%		$1,040,669	0.72	%(d)	0.72	%(d)	4.65	%(d)	89%
Year ended 02/28/23	7.15	0.25	(0.98)	(0.73)	(0.24)	–	(0.24)	6.18	(10.14)		1,048,198	0.77		0.77		3.91		171
Year ended 02/28/22	7.80	0.21	(0.49)	(0.28)	(0.21)	(0.16)	(0.37)	7.15	(3.79)		1,295,987	0.72		0.72		2.66		133
Year ended 02/28/21	7.80	0.22	0.25	0.47	(0.24)	(0.23)	(0.47)	7.80	6.14		1,342,071	0.74		0.74		2.87		182
Year ended 02/29/20	7.02	0.25	0.80	1.05	(0.27)	–	(0.27)	7.80	15.20		1,224,248	0.80		0.80		3.30		192
Year ended 02/28/19	7.20	0.28	(0.17)	0.11	(0.29)	(0.00)	(0.29)	7.02	1.65		968,160	0.83		0.83		4.00		145
Class C
Six months ended 08/31/23	6.22	0.12	(0.12)	0.00	(0.12)	–	(0.12)	6.10	(0.04)		33,043	1.47	(d)	1.47	(d)	3.90	(d)	89
Year ended 02/28/23	7.20	0.20	(0.98)	(0.78)	(0.20)	–	(0.20)	6.22	(10.84	)(e)	35,770	1.51	(e)	1.51	(e)	3.17	(e)	171
Year ended 02/28/22	7.86	0.15	(0.49)	(0.34)	(0.16)	(0.16)	(0.32)	7.20	(4.60)		51,444	1.47		1.47		1.91		133
Year ended 02/28/21	7.87	0.17	0.24	0.41	(0.19)	(0.23)	(0.42)	7.86	5.23		65,404	1.49		1.49		2.12		182
Year ended 02/29/20	7.08	0.19	0.82	1.01	(0.22)	–	(0.22)	7.87	14.43		66,662	1.55		1.55		2.55		192
Year ended 02/28/19	7.26	0.23	(0.17)	0.06	(0.24)	(0.00)	(0.24)	7.08	0.91	(e)	37,280	1.53	(e)	1.53	(e)	3.30	(e)	145
Class R
Six months ended 08/31/23	6.18	0.14	(0.12)	0.02	(0.13)	–	(0.13)	6.07	0.36		13,620	0.97	(d)	0.97	(d)	4.40	(d)	89
Year ended 02/28/23	7.15	0.23	(0.97)	(0.74)	(0.23)	–	(0.23)	6.18	(10.38)		12,401	1.02		1.02		3.66		171
Year ended 02/28/22	7.81	0.19	(0.49)	(0.30)	(0.20)	(0.16)	(0.36)	7.15	(4.16)		13,750	0.97		0.97		2.41		133
Year ended 02/28/21	7.81	0.20	0.25	0.45	(0.22)	(0.23)	(0.45)	7.81	5.87		11,819	0.99		0.99		2.62		182
Year ended 02/29/20	7.02	0.23	0.81	1.04	(0.25)	–	(0.25)	7.81	15.06		12,435	1.05		1.05		3.05		192
Year ended 02/28/19	7.21	0.26	(0.17)	0.09	(0.28)	(0.00)	(0.28)	7.02	1.30		6,889	1.08		1.08		3.75		145
Class Y
Six months ended 08/31/23	6.19	0.15	(0.12)	0.03	(0.15)	–	(0.15)	6.07	0.45		721,549	0.47	(d)	0.47	(d)	4.90	(d)	89
Year ended 02/28/23	7.16	0.27	(0.98)	(0.71)	(0.26)	–	(0.26)	6.19	(9.89)		594,737	0.52		0.52		4.16		171
Year ended 02/28/22	7.82	0.23	(0.50)	(0.27)	(0.23)	(0.16)	(0.39)	7.16	(3.66)		576,512	0.47		0.47		2.91		133
Year ended 02/28/21	7.82	0.24	0.25	0.49	(0.26)	(0.23)	(0.49)	7.82	6.40		497,643	0.49		0.49		3.12		182
Year ended 02/29/20	7.03	0.27	0.81	1.08	(0.29)	–	(0.29)	7.82	15.62		343,580	0.55		0.55		3.55		192
Year ended 02/28/19	7.22	0.30	(0.18)	0.12	(0.31)	(0.00)	(0.31)	7.03	1.76		86,657	0.58		0.58		4.25		145
Class R5
Six months ended 08/31/23	6.18	0.15	(0.11)	0.04	(0.15)	–	(0.15)	6.07	0.64		15,607	0.43	(d)	0.43	(d)	4.94	(d)	89
Year ended 02/28/23	7.16	0.27	(0.98)	(0.71)	(0.27)	–	(0.27)	6.18	(9.96)		13,992	0.43		0.43		4.25		171
Year ended 02/28/22	7.81	0.23	(0.48)	(0.25)	(0.24)	(0.16)	(0.40)	7.16	(3.47)		14,978	0.42		0.42		2.96		133
Year ended 02/28/21	7.81	0.25	0.24	0.49	(0.26)	(0.23)	(0.49)	7.81	6.45		14,418	0.44		0.44		3.17		182
Year ended 02/29/20	7.03	0.27	0.80	1.07	(0.29)	–	(0.29)	7.81	15.55		8,537	0.49		0.49		3.61		192
Year ended 02/28/19	7.21	0.30	(0.17)	0.13	(0.31)	(0.00)	(0.31)	7.03	2.00		6,841	0.49		0.49		4.34		145
Class R6
Six months ended 08/31/23	6.19	0.15	(0.12)	0.03	(0.15)	–	(0.15)	6.07	0.51		953,018	0.36	(d)	0.36	(d)	5.01	(d)	89
Year ended 02/28/23	7.16	0.28	(0.98)	(0.70)	(0.27)	–	(0.27)	6.19	(9.77)		840,705	0.37		0.37		4.31		171
Year ended 02/28/22	7.82	0.23	(0.49)	(0.26)	(0.24)	(0.16)	(0.40)	7.16	(3.54)		959,566	0.35		0.35		3.03		133
Year ended 02/28/21	7.82	0.25	0.25	0.50	(0.27)	(0.23)	(0.50)	7.82	6.54		677,403	0.36		0.36		3.25		182
Year ended 02/29/20	7.04	0.28	0.80	1.08	(0.30)	–	(0.30)	7.82	15.62		558,866	0.41		0.41		3.69		192
Year ended 02/28/19	7.22	0.31	(0.17)	0.14	(0.32)	(0.00)	(0.32)	7.04	2.01		388,221	0.43		0.43		4.40		145

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.99% and 0.95% for the years ended February 28, 2023 and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Corporate Bond Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Corporate Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s primary investment objective is to seek to provide current income with preservation of capital. Capital appreciation is a secondary objective that is sought only when consistent with the Fund’s primary investment objective.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

27	Invesco Corporate Bond Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower

28	Invesco Corporate Bond Fund

to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, the Fund paid the Adviser $1,669 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Call Options Purchased and Written - The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted

29	Invesco Corporate Bond Fund

through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

P.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

Q.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

30	Invesco Corporate Bond Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.420%
Next $750 million	0.350%

Over $1.25 billion	0.220%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.29%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has contractually agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $33,674.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A, Class C and Class R shares. The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.50% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 25% of the Fund’s average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the Fund’s average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

For the six months ended August 31, 2023, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $47,026 in front-end sales commissions from the sale of Class A shares and $5,985 and $769 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

 The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

31	Invesco Corporate Bond Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$2,401,645,997	$9,478,775	$2,411,124,772

U.S. Treasury Securities	–	184,056,834	–	184,056,834

Preferred Stocks	34,597,618	26,260,891	–	60,858,509

Asset-Backed Securities	–	20,010,125	13,744,581	33,754,706

Non-U.S. Dollar Denominated Bonds & Notes	–	6,297,106	–	6,297,106

Exchange-Traded Funds	5,141,302	–	–	5,141,302

Municipal Obligations	–	3,413,090	70,004	3,483,094

Common Stocks & Other Equity Interests	–	–	0	0

Money Market Funds	32,540,476	325,087,893	–	357,628,369

Options Purchased	756,225	–	–	756,225

Total Investments in Securities	73,035,621	2,966,771,936	23,293,360	3,063,100,917

Other Investments - Assets*

Investments Matured	–	103,616	–	103,616

Futures Contracts	3,317,768	–	–	3,317,768

Forward Foreign Currency Contracts	–	49,885	–	49,885

	3,317,768	153,501	–	3,471,269

Other Investments - Liabilities*

Futures Contracts	(5,063,681)	–	–	(5,063,681)

Total Other Investments	(1,745,913)	153,501	–	(1,592,412)

Total Investments	$71,289,708	$2,966,925,437	$23,293,360	$3,061,508,505

*	Forward foreign currency contracts and futures contracts are valued at unrealized appreciation (depreciation). Investments matured is shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

 For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

	Value
	Currency	Equity	Interest
Derivative Assets	Risk	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$–	$–	$3,317,768	$3,317,768

Unrealized appreciation on forward foreign currency contracts outstanding	49,885	–	–	49,885

Options purchased, at value – Exchange-Traded	–	756,225	–	756,225

Total Derivative Assets	49,885	756,225	3,317,768	4,123,878

Derivatives not subject to master netting agreements	–	(756,225)	(3,317,768)	(4,073,993)

Total Derivative Assets subject to master netting agreements	$49,885	$–	$–	$49,885

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts –Exchange-Traded(a)	$(5,063,681)

Derivatives not subject to master netting agreements	5,063,681

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

32	Invesco Corporate Bond Fund

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial Derivative Assets		Collateral (Received)/Pledged
Counterparty	Forward Foreign Currency Contracts	Net Value of Derivatives	Non-Cash	Cash	Net Amount

Canadian Imperial Bank of Commerce	$5,913	$5,913	$–	$–	$5,913

Royal Bank of Canada	12,724	12,724	–	–	12,724

State Street Bank & Trust Co.	31,248	31,248	–	–	31,248

Total	$49,885	$49,885	$–	$–	$49,885

Effect of Derivative Investments for the six months ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Equity	Interest
	Risk	Risk	Risk	Rate Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(58,323)	$-	$-	$(58,323)

Futures contracts	-	-	(5,470,177)	-	(5,470,177)

Options purchased(a)	-	-	648,643	-	648,643

Options written	-	-	-	(386,877)	(386,877)

Swap agreements	(1,901,328)	-	-	-	(1,901,328)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	(1,224)	-	-	(1,224)

Futures contracts	-	-	-	(1,428,693)	(1,428,693)

Options purchased(a)	-	-	385,973	-	385,973

Options written	-	-	(11,059)	-	(11,059)

Total	$(1,901,328)	$(59,547)	$(4,446,620)	$(1,815,570)	$(8,223,065)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of derivatives held during the period.

	Forward		Index	Index
	Foreign Currency	Futures	Options	Options	Swap
	Contracts	Contracts	Purchased	Written	Agreements

Average notional value	$4,198,412	$637,507,861	$49,597,250	$20,535,000	$49,313,000

Average contracts	–	–	115	46	–

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,458.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

33	Invesco Corporate Bond Fund

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$105,496,774	$177,324,973	$282,821,747

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $1,347,572,481 and $1,166,491,174, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$21,919,456

Aggregate unrealized (depreciation) of investments	(158,308,941)

Net unrealized appreciation (depreciation) of investments	$(136,389,485)

Cost of investments for tax purposes is $3,197,897,990.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	13,416,121	$82,134,018	22,456,528	$142,557,943

Class C	530,136	3,269,630	889,760	5,614,179

Class R	411,585	2,525,717	549,582	3,495,805

Class Y	47,588,203	291,672,897	77,531,763	495,050,223

Class R5	346,493	2,130,586	372,402	2,363,279

Class R6	36,285,934	222,575,078	45,493,278	292,788,920

Issued as reinvestment of dividends:
Class A	3,364,585	20,656,569	5,785,462	36,415,720

Class C	80,635	498,735	147,295	933,992

Class R	45,721	280,945	71,464	449,406

Class Y	1,844,518	11,342,835	2,097,762	13,264,673

Class R5	58,698	360,747	91,301	574,568

Class R6	3,322,082	20,435,237	5,183,580	32,703,895

Automatic conversion of Class C shares to Class A shares:
Class A	229,473	1,403,011	438,755	2,798,418

Class C	(227,910)	(1,403,011)	(435,463)	(2,798,418)

Reacquired:
Class A	(15,043,998)	(92,064,105)	(40,298,645)	(257,129,527)

Class C	(720,035)	(4,430,981)	(1,994,178)	(12,867,025)

Class R	(218,599)	(1,340,056)	(537,219)	(3,422,555)

Class Y	(26,733,965)	(163,646,271)	(64,023,347)	(408,376,322)

Class R5	(96,120)	(586,300)	(293,937)	(1,909,663)

Class R6	(18,535,749)	(113,619,904)	(48,809,590)	(311,356,175)

Net increase in share activity	45,947,808	$282,195,377	4,716,553	$31,151,336

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

34	Invesco Corporate Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,003.20	$3.63	$1,021.52	$3.66	0.72%
Class C	1,000.00	999.60	7.39	1,017.75	7.46	1.47
Class R	1,000.00	1,003.60	4.89	1,020.26	4.93	0.97
Class Y	1,000.00	1,004.50	2.37	1,022.77	2.39	0.47
Class R5	1,000.00	1,006.40	2.17	1,022.97	2.19	0.43
Class R6	1,000.00	1,005.10	1.81	1,023.33	1.83	0.36

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

35	Invesco Corporate Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Corporate Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Credit Index (Index). The Board noted that performance of Class A shares of the Fund was in the fourth quintile of its performance universe for the one year period and second quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. The Board recognized that the

36	Invesco Corporate Bond Fund

performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and considered additional information from management regarding the Fund’s actual management fees in light of current asset levels.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as

Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers.

The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

37	Invesco Corporate Bond Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	VK-CBD-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco Global Real Estate Fund

Nasdaq:

A: AGREX ∎_ C: CGREX ∎ R: RGREX ∎ Y: ARGYX ∎ R5: IGREX ∎ R6: FGREX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

8	Financial Statements

11	Financial Highlights

12	Notes to Financial Statements

18	Fund Expenses

19	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.43%
Class C Shares	-2.80
Class R Shares	-2.55
Class Y Shares	-2.30
Class R5 Shares	-2.13
Class R6 Shares	-2.21
MSCI World Index▼ (Broad Market Index)	11.11
Custom Invesco Global Real Estate Index∎ (Style-Specific Index)	-2.74
Lipper Global Real Estate Funds Classification Average♦ (Peer Group)	-1.53

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.; ♦Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Custom Invesco Global Real Estate Index is composed of the FTSE EPRA/NAREIT Developed Index (gross) from fund inception through February 17, 2005; the FTSE EPRA/NAREIT Developed Index (net) from February 18, 2005, through June 30, 2014; the FTSE EPRA NAREIT Global Index (Net) from July 1, 2014 through June 30, 2021, and the FTSE EPRA NAREIT Developed Index (Net) from July 1, 2021 onward. The FTSE EPRA/NAREIT Developed index is considered representative of global real estate companies and REITs. The FTSE EPRA/NAREIT Global Index is designed to track the performance of listed real estate companies and REITS in developed and emerging markets. The net version of indexes is computed using the net return, which withholds taxes for nonresident investors.

The Lipper Global Real Estate Funds Classification Average represents an average of all funds in the Lipper Global Real Estate Funds classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Global Real Estate Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges
Class A Shares
Inception (4/29/05)	3.43%
10 Years	1.96
5 Years	-2.29
1 Year	-10.89
Class C Shares
Inception (4/29/05)	3.42%
10 Years	1.93
5 Years	-1.91
1 Year	-7.29
Class R Shares
Inception (4/29/05)	3.49%
10 Years	2.28
5 Years	-1.41
1 Year	-5.95
Class Y Shares
Inception (10/3/08)	4.10%
10 Years	2.79
5 Years	-0.92
1 Year	-5.46
Class R5 Shares
Inception (4/29/05)	4.23%
10 Years	2.99
5 Years	-0.77
1 Year	-5.23
Class R6 Shares
Inception (9/24/12)	3.13%
10 Years	3.05
5 Years	-0.70
1 Year	-5.17

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Global Real Estate Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Global Real Estate Fund

Schedule of Investments

August 31, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests-98.76%
Australia-3.57%
Goodman Group	120,928	$1,826,505

GPT Group (The)	696,640	1,890,680

National Storage REIT	686,982	1,028,845

Region RE Ltd.	105,889	147,765

Stockland	529,803	1,451,616

		6,345,411

Belgium-0.95%
Aedifica S.A.	15,989	1,069,688

VGP N.V.	5,967	622,996

		1,692,684

Canada-1.23%
Chartwell Retirement Residences	287,717	2,186,837

France-0.77%
Klepierre S.A.	51,662	1,364,000

Germany-3.44%
Aroundtown S.A.(a)	232,282	419,369

Instone Real Estate Group SE(b)	44,837	286,529

LEG Immobilien SE(a)	35,620	2,572,417

Sirius Real Estate Ltd.	1,022,091	1,124,426

Vonovia SE	71,212	1,706,853

		6,109,594

Hong Kong-4.76%
CK Asset Holdings Ltd.	441,000	2,429,100

Hongkong Land Holdings Ltd.	130,500	462,824

Link REIT	300,300	1,484,921

Sun Hung Kai Properties Ltd.	194,600	2,184,401

Swire Properties Ltd.	358,600	748,695

Wharf Real Estate Investment Co. Ltd.	278,000	1,158,395

		8,468,336

Israel-0.71%
Azrieli Group Ltd.	23,399	1,255,984

Japan-12.21%
Hulic Co. Ltd.	157,400	1,413,087

Industrial & Infrastructure Fund Investment Corp.	1,380	1,383,693

Japan Hotel REIT Investment Corp.	3,569	1,809,521

Japan Metropolitan Fund Investment Corp.	3,340	2,242,587

Japan Real Estate Investment Corp.	640	2,658,388

Mitsubishi Estate Co. Ltd.	164,200	2,109,598

Mitsubishi Estate Logistics REIT Investment Corp.	294	795,448

Nippon Building Fund, Inc.	609	2,571,715

Nippon Prologis REIT, Inc.	1,024	2,060,796

Nomura Real Estate Holdings, Inc.	54,600	1,374,570

Nomura Real Estate Master Fund, Inc.	1,670	1,962,847

Tokyo Tatemono Co. Ltd.	100,700	1,323,027

		21,705,277

	Shares	Value

Singapore-0.68%
CapitaLand Investment Ltd.	504,300	$1,206,950

Spain-1.65%
Cellnex Telecom S.A.(b)	27,341	1,045,440
Merlin Properties SOCIMI S.A.	211,268	1,887,568

		2,933,008

Sweden-0.37%
Fastighets AB Balder, Class B(a)	137,500	653,021

United Kingdom-4.31%
British Land Co. PLC (The)	359,713	1,468,609

Great Portland Estates PLC	168,121	893,552

LondonMetric Property PLC	617,115	1,409,819

LXI REIT PLC(b)	852,383	1,008,241

UNITE Group PLC (The)	175,329	2,080,140

Urban Logistics REIT PLC	534,015	791,973

		7,652,334

United States-64.11%
Agree Realty Corp.	47,098	2,911,598

Alexandria Real Estate Equities, Inc.	23,594	2,744,926

Americold Realty Trust, Inc.	131,538	4,426,254

AvalonBay Communities, Inc.	20,305	3,732,465

Brixmor Property Group, Inc.	125,027	2,748,094

CubeSmart(c)	69,202	2,886,416

Digital Realty Trust, Inc.	54,170	7,135,272

Equinix, Inc.(c)	5,021	3,923,309

Equity LifeStyle Properties, Inc.(c)	21,730	1,455,041

Essential Properties Realty Trust, Inc.	66,388	1,594,640

Extra Space Storage, Inc.	12,118	1,559,344

Gaming and Leisure Properties, Inc.	69,297	3,284,678

Healthcare Realty Trust, Inc.	200,316	3,509,536

Healthpeak Properties, Inc.	272,523	5,608,523

Host Hotels & Resorts, Inc.	110,201	1,740,074

Invitation Homes, Inc.	74,460	2,538,341

Kilroy Realty Corp.	65,142	2,406,997

Kimco Realty Corp.	79,870	1,512,738

Lamar Advertising Co., Class A	13,945	1,272,063

Prologis, Inc.	61,762	7,670,840

Public Storage	3,961	1,094,741

Realty Income Corp.	90,181	5,053,743

Regency Centers Corp.	54,409	3,384,240

Rexford Industrial Realty, Inc.	126,302	6,753,368

SBA Communications Corp., Class A	14,817	3,326,861

Sun Communities, Inc.	43,891	5,373,136

Terreno Realty Corp.	66,920	4,074,759

UDR, Inc.	121,213	4,836,399

VICI Properties, Inc.	229,117	7,065,968

Welltower, Inc.	100,092	8,295,625

		113,919,989

Total Common Stocks & Other Equity Interests (Cost $177,530,230)		175,493,425

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Global Real Estate Fund

	Shares	Value

Money Market Funds-0.76%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(d)(e)	471,139	$471,139

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(d)(e)	336,526	336,560

Invesco Treasury Portfolio, Institutional Class, 5.25%(d)(e)	538,445	538,444

Total Money Market Funds (Cost $1,346,143)		1,346,143

TOTAL INVESTMENTS IN SECURITIES (excluding Investments purchased with cash collateral from securities on loan)-99.52% (Cost $178,876,373)		176,839,568

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds-3.19%
Invesco Private Government Fund, 5.30%(d)(e)(f)	1,586,228	1,586,228

	Shares	Value

Money Market Funds-(continued)
Invesco Private Prime Fund, 5.51%(d)(e)(f)	4,078,872	$4,078,872

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $5,665,301)		5,665,100

TOTAL INVESTMENTS IN SECURITIES-102.71% (Cost $184,541,674)		182,504,668

OTHER ASSETS LESS LIABILITIES-(2.71)%		(4,806,958)

NET ASSETS-100.00%		$177,697,710

Investment Abbreviations:

REIT	- Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $2,340,210, which represented 1.32% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$2,560,201	$7,685,698	$(9,774,760)	$-	$-	$471,139	$27,770
Invesco Liquid Assets Portfolio, Institutional Class	1,828,820	5,489,784	(6,981,971)	21	(94)	336,560	17,281
Invesco Treasury Portfolio, Institutional Class	2,925,944	8,783,655	(11,171,155)	-	-	538,444	26,976
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	3,059,765	50,516,579	(51,990,116)	-	-	1,586,228	53,263	*
Invesco Private Prime Fund	7,867,968	89,648,712	(93,436,586)	(112)	(1,110)	4,078,872	134,185	*
Total	$18,242,698	$162,124,428	$(173,354,588)	$(91)	$(1,204)	$7,011,243	$259,475

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(e)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Global Real Estate Fund

Portfolio Composition

By country, based on Net Assets

as of August 31, 2023

United States	64.11%

Japan	12.21

Hong Kong	4.76

United Kingdom	4.31

Australia	3.57

Germany	3.44

Countries each less than 2% of portfolio	6.36

Money Market Funds Plus Other Assets Less Liabilities	1.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Global Real Estate Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:

Investments in unaffiliated securities, at value (Cost $177,530,230)*	$175,493,425

Investments in affiliated money market funds, at value (Cost $7,011,444)	7,011,243

Foreign currencies, at value (Cost $251,707)	246,889

Receivable for:
Investments sold	1,871,082

Fund shares sold	318,046

Dividends	474,424

Investment for trustee deferred compensation and retirement plans	106,769

Other assets	69,961

Total assets	185,591,839

Liabilities:
Payable for:
Investments purchased	1,498,764

Fund shares reacquired	415,213

Collateral upon return of securities loaned	5,665,301

Accrued fees to affiliates	123,380

Accrued trustees’ and officers’ fees and benefits	1,199

Accrued other operating expenses	73,902

Trustee deferred compensation and retirement plans	116,370

Total liabilities	7,894,129

Net assets applicable to shares outstanding	$177,697,710

Net assets consist of:
Shares of beneficial interest	$189,626,556

Distributable earnings (loss)	(11,928,846)

$177,697,710

Net Assets:
Class A	$75,402,308

Class C	$3,316,094

Class R	$21,012,800

Class Y	$40,505,620

Class R5	$10,847,446

Class R6	$26,613,442

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	8,847,266

Class C	388,507

Class R	2,466,270

Class Y	4,757,426

Class R5	1,278,047

Class R6	3,139,382

Class A:
Net asset value per share	$8.52

Maximum offering price per share (Net asset value of $8.52 ÷ 94.50%)	$9.02

Class C:
Net asset value and offering price per share	$8.54

Class R:
Net asset value and offering price per share	$8.52

Class Y:
Net asset value and offering price per share	$8.51

Class R5:
Net asset value and offering price per share	$8.49

Class R6:
Net asset value and offering price per share	$8.48

*	At August 31, 2023, securities with an aggregate value of $5,448,766 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Global Real Estate Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $104,272)	$3,881,467

Dividends from affiliated money market funds (includes net securities lending income of $5,729)	77,756

Total investment income	3,959,223

Expenses:
Advisory fees	699,320

Administrative services fees	14,134

Custodian fees	17,749

Distribution fees:
Class A	98,279

Class C	17,068

Class R	51,546

Transfer agent fees – A, C, R and Y	166,679

Transfer agent fees – R5	1,421

Transfer agent fees – R6	4,296

Trustees’ and officers’ fees and benefits	9,073

Registration and filing fees	42,476

Reports to shareholders	26,252

Professional services fees	30,029

Other	7,560

Total expenses	1,185,882

Less: Fees waived and/or expense offset arrangement(s)	(4,365)

Net expenses	1,181,517

Net investment income	2,777,706

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(5,146,868)

Affiliated investment securities	(1,204)

Foreign currencies	(31,425)

(5,179,497)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(2,456,909)

Affiliated investment securities	(91)

Foreign currencies	5,314

(2,451,686)

Net realized and unrealized gain (loss)	(7,631,183)

Net increase (decrease) in net assets resulting from operations	$(4,853,477)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Global Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$2,777,706	$5,018,078

Net realized gain (loss)	(5,179,497)	14,571,620

Change in net unrealized appreciation (depreciation)	(2,451,686)	(61,271,096)

Net increase (decrease) in net assets resulting from operations	(4,853,477)	(41,681,398)

Distributions to shareholders from distributable earnings:
Class A	(759,649)	(9,906,379)

Class C	(20,162)	(404,455)

Class R	(172,017)	(2,282,184)

Class Y	(469,745)	(5,933,111)

Class R5	(153,538)	(3,256,651)

Class R6	(338,838)	(4,110,211)

Total distributions from distributable earnings	(1,913,949)	(25,892,991)

Share transactions–net:
Class A	(4,420,327)	267,781

Class C	(177,765)	(303,738)

Class R	452,271	2,640,784

Class Y	(4,056,465)	(6,153,692)

Class R5	(5,149,328)	(57,860,549)

Class R6	(2,369,767)	(129,367,942)

Net increase (decrease) in net assets resulting from share transactions	(15,721,381)	(190,777,356)

Net increase (decrease) in net assets	(22,488,807)	(258,351,745)

Net assets:
Beginning of period	200,186,517	458,538,262

End of period	$177,697,710	$200,186,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Global Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/23	$8.82	$0.12	$(0.34)	$(0.22)	$(0.08)	$-	$(0.08)	$8.52	(2.43)%	$75,402	1.39	%(d)	1.39	%(d)	2.86	%(d)	43%
Year ended 02/28/23	11.63	0.17	(1.87)	(1.70)	(0.21)	(0.90)	(1.11)	8.82	(14.71)	82,570	1.38		1.38		1.67		69
Year ended 02/28/22	10.77	0.12	1.04	1.16	(0.30)	-	(0.30)	11.63	10.80	107,880	1.30		1.30		1.01		88
Year ended 02/28/21	11.65	0.17	(0.56)	(0.39)	(0.21)	(0.28)	(0.49)	10.77	(2.96)	108,687	1.32		1.32		1.70		160
Year ended 02/29/20	12.59	0.24	0.22	0.46	(0.54)	(0.86)	(1.40)	11.65	3.20	143,448	1.27		1.27		1.87		60
Year ended 02/28/19	12.76	0.29	0.84	1.13	(0.60)	(0.70)	(1.30)	12.59	9.46	154,173	1.26		1.26		2.26		47
Class C
Six months ended 08/31/23	8.83	0.09	(0.33)	(0.24)	(0.05)	-	(0.05)	8.54	(2.69)	3,316	2.14	(d)	2.14	(d)	2.11	(d)	43
Year ended 02/28/23	11.64	0.09	(1.87)	(1.78)	(0.13)	(0.90)	(1.03)	8.83	(15.38)	3,619	2.13		2.13		0.92		69
Year ended 02/28/22	10.78	0.03	1.05	1.08	(0.22)	-	(0.22)	11.64	9.96	5,057	2.05		2.05		0.26		88
Year ended 02/28/21	11.65	0.10	(0.56)	(0.46)	(0.13)	(0.28)	(0.41)	10.78	(3.68)	5,493	2.07		2.07		0.95		160
Year ended 02/29/20	12.59	0.15	0.21	0.36	(0.44)	(0.86)	(1.30)	11.65	2.43	12,169	2.02		2.02		1.12		60
Year ended 02/28/19	12.75	0.20	0.84	1.04	(0.50)	(0.70)	(1.20)	12.59	8.71	14,673	2.01		2.01		1.51		47
Class R
Six months ended 08/31/23	8.82	0.11	(0.34)	(0.23)	(0.07)	-	(0.07)	8.52	(2.55)	21,013	1.64	(d)	1.64	(d)	2.61	(d)	43
Year ended 02/28/23	11.62	0.14	(1.86)	(1.72)	(0.18)	(0.90)	(1.08)	8.82	(14.86)	21,290	1.63		1.63		1.42		69
Year ended 02/28/22	10.77	0.09	1.03	1.12	(0.27)	-	(0.27)	11.62	10.42	24,519	1.55		1.55		0.76		88
Year ended 02/28/21	11.64	0.15	(0.56)	(0.41)	(0.18)	(0.28)	(0.46)	10.77	(3.14)	23,490	1.57		1.57		1.45		160
Year ended 02/29/20	12.58	0.21	0.21	0.42	(0.50)	(0.86)	(1.36)	11.64	2.94	22,293	1.52		1.52		1.62		60
Year ended 02/28/19	12.75	0.26	0.84	1.10	(0.57)	(0.70)	(1.27)	12.58	9.18	24,003	1.51		1.51		2.01		47
Class Y
Six months ended 08/31/23	8.81	0.13	(0.34)	(0.21)	(0.09)	-	(0.09)	8.51	(2.30)	40,506	1.14	(d)	1.14	(d)	3.11	(d)	43
Year ended 02/28/23	11.62	0.19	(1.87)	(1.68)	(0.23)	(0.90)	(1.13)	8.81	(14.50)	46,126	1.13		1.13		1.92		69
Year ended 02/28/22	10.77	0.15	1.03	1.18	(0.33)	-	(0.33)	11.62	10.98	67,783	1.05		1.05		1.26		88
Year ended 02/28/21	11.65	0.20	(0.57)	(0.37)	(0.23)	(0.28)	(0.51)	10.77	(2.69)	113,549	1.07		1.07		1.95		160
Year ended 02/29/20	12.59	0.28	0.21	0.49	(0.57)	(0.86)	(1.43)	11.65	3.46	166,069	1.02		1.02		2.12		60
Year ended 02/28/19	12.76	0.33	0.83	1.16	(0.63)	(0.70)	(1.33)	12.59	9.74	191,757	1.01		1.01		2.51		47
Class R5
Six months ended 08/31/23	8.78	0.14	(0.33)	(0.19)	(0.10)	-	(0.10)	8.49	(2.13)	10,847	0.93	(d)	0.93	(d)	3.32	(d)	43
Year ended 02/28/23	11.58	0.22	(1.87)	(1.65)	(0.25)	(0.90)	(1.15)	8.78	(14.34)	16,615	0.99		0.99		2.06		69
Year ended 02/28/22	10.73	0.17	1.03	1.20	(0.35)	-	(0.35)	11.58	11.17	87,664	0.91		0.91		1.40		88
Year ended 02/28/21	11.61	0.21	(0.56)	(0.35)	(0.25)	(0.28)	(0.53)	10.73	(2.57)	124,597	0.94		0.94		2.08		160
Year ended 02/29/20	12.55	0.29	0.21	0.50	(0.58)	(0.86)	(1.44)	11.61	3.59	164,048	0.91		0.91		2.23		60
Year ended 02/28/19	12.72	0.34	0.84	1.18	(0.65)	(0.70)	(1.35)	12.55	9.87	208,742	0.92		0.92		2.60		47
Class R6
Six months ended 08/31/23	8.78	0.14	(0.34)	(0.20)	(0.10)	-	(0.10)	8.48	(2.21)	26,613	0.94	(d)	0.94	(d)	3.31	(d)	43
Year ended 02/28/23	11.58	0.22	(1.87)	(1.65)	(0.25)	(0.90)	(1.15)	8.78	(14.27)	29,968	0.92		0.92		2.13		69
Year ended 02/28/22	10.73	0.18	1.03	1.21	(0.36)	-	(0.36)	11.58	11.26	165,636	0.83		0.83		1.48		88
Year ended 02/28/21	11.61	0.22	(0.56)	(0.34)	(0.26)	(0.28)	(0.54)	10.73	(2.48)	167,055	0.85		0.85		2.17		160
Year ended 02/29/20	12.55	0.30	0.22	0.52	(0.60)	(0.86)	(1.46)	11.61	3.68	199,952	0.82		0.82		2.32		60
Year ended 02/28/19	12.72	0.35	0.84	1.19	(0.66)	(0.70)	(1.36)	12.55	9.97	207,085	0.83		0.83		2.69		47

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Global Real Estate Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Global Real Estate Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

12	Invesco Global Real Estate Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

13	Invesco Global Real Estate Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, the Fund paid the Adviser $500 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks – The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and record keeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 250 million	0.750%

Next $250 million	0.740%

Next $500 million	0.730%

Next $1.5 billion	0.720%

Next $2.5 billion	0.710%

Next $2.5 billion	0.700%

Next $2.5 billion	0.690%

Over $10 billion	0.680%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.75%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the

14	Invesco Global Real Estate Fund

Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $1,721.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $2,792 in front-end sales commissions from the sale of Class A shares and $348 and $45 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Australia	$–	$6,345,411	$–	$6,345,411

Belgium	–	1,692,684	–	1,692,684

Canada	2,186,837	–	–	2,186,837

France	–	1,364,000	–	1,364,000

Germany	–	6,109,594	–	6,109,594

Hong Kong	–	8,468,336	–	8,468,336

Israel	–	1,255,984	–	1,255,984

Japan	–	21,705,277	–	21,705,277

Singapore	–	1,206,950	–	1,206,950

15	Invesco Global Real Estate Fund

	Level 1	Level 2	Level 3	Total

Spain	$–	$2,933,008	$–	$2,933,008

Sweden	–	653,021	–	653,021

United Kingdom	–	7,652,334	–	7,652,334

United States	113,919,989	–	–	113,919,989

Money Market Funds	1,346,143	5,665,100	–	7,011,243

Total Investments	$117,452,969	$65,051,699	$–	$182,504,668

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,644.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $77,893,491 and $87,086,705, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$11,680,156

Aggregate unrealized (depreciation) of investments	(19,007,187)

Net unrealized appreciation (depreciation) of investments	$(7,327,031)

Cost of investments for tax purposes is $189,831,699.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	421,922	$3,582,343	874,555	$8,886,430

Class C	29,481	252,037	73,212	744,172

Class R	422,417	3,627,381	637,816	6,344,294

Class Y	286,384	2,436,211	678,163	6,684,444

Class R5	59,001	501,537	779,018	8,246,327

Class R6	251,646	2,123,723	821,823	8,573,717

16	Invesco Global Real Estate Fund

	Summary of Share Activity

	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	84,991	$696,979	1,024,948	$9,266,699

Class C	2,296	18,910	42,099	379,702

Class R	20,976	172,013	253,186	2,282,020

Class Y	34,435	282,000	428,676	3,876,930

Class R5	13,506	109,751	288,390	2,747,670

Class R6	39,837	324,627	430,252	3,988,774

Automatic conversion of Class C shares to Class A shares:
Class A	14,813	124,927	38,383	398,970

Class C	(14,777)	(124,927)	(38,323)	(398,970)

Reacquired:
Class A	(1,033,743)	(8,824,576)	(1,856,517)	(18,284,318)

Class C	(38,107)	(323,785)	(101,950)	(1,028,642)

Class R	(391,154)	(3,347,123)	(586,654)	(5,985,530)

Class Y	(796,636)	(6,774,676)	(1,706,874)	(16,715,066)

Class R5	(685,934)	(5,760,616)	(6,745,841)	(68,854,546)

Class R6	(566,749)	(4,818,117)	(12,142,304)	(141,930,433)

Net increase (decrease) in share activity	(1,845,395)	$(15,721,381)	(16,807,942)	$(190,777,356)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 40% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

17	Invesco Global Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$975.70	$6.90	$1,018.15	$7.05	1.39%
Class C	1,000.00	972.00	10.61	1,014.38	10.84	2.14
Class R	1,000.00	974.50	8.14	1,016.89	8.31	1.64
Class Y	1,000.00	977.00	5.67	1,019.41	5.79	1.14
Class R5	1,000.00	978.70	4.68	1,020.41	4.77	0.94
Class R6	1,000.00	977.90	4.72	1,020.36	4.82	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

18	Invesco Global Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Global Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Custom Invesco Global Real Estate Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the

19	Invesco Global Real Estate Fund

performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that stock selection in certain countries negatively impacted the Fund’s relative performance. The Board also considered that the Fund underwent a change in portfolio management in 2022, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The

Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco

20	Invesco Global Real Estate Fund

Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21	Invesco Global Real Estate Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GRE-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco Government Money Market Fund

Nasdaq:
Invesco Cash Reserve: AIMXX ∎ A: ADAXX ∎ AX: ACZXX ∎ C: ACNXX ∎ CX: ACXXX
∎ R: AIRXX ∎ Y: AIYXX ∎ Investor: INAXX ∎ R6: INVXX

2	Fund Information
3	Schedule of Investments
6	Financial Statements
9	Financial Highlights
11	Notes to Financial Statements
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Information

You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

Team managed by Invesco Advisers, Inc.

2	Invesco Government Money Market Fund

Schedule of Investments

August 31, 2023

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-25.86%

U.S. Treasury Bills-11.51%(a)
U.S. Treasury Bills	5.42%	10/03/2023	$200,000	$199,053,333
U.S. Treasury Bills	4.12%	10/05/2023	15,000	14,943,971
U.S. Treasury Bills	5.29%	10/10/2023	100,000	99,436,667
U.S. Treasury Bills	5.11%-5.14%	11/16/2023	115,000	113,786,575
U.S. Treasury Bills	5.43%	12/26/2023	120,000	117,939,067
U.S. Treasury Bills	5.19%	06/13/2024	28,000	26,903,349
				572,062,962

U.S. Treasury Floating Rate Notes-12.37%
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(b)	5.34%	04/30/2024	106,000	105,948,819
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	5.45%	07/31/2024	229,000	228,915,654
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	5.55%	10/31/2024	75,000	74,934,122
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.20%)(b)	5.61%	01/31/2025	55,000	55,028,859
U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	5.58%	04/30/2025	150,000	149,998,571
				614,826,025

U.S. Treasury Notes-1.98%
U.S. Treasury Notes	2.50%	04/30/2024	100,000	98,534,640
Total U.S. Treasury Securities (Cost $1,285,423,627)				1,285,423,627

U.S. Government Sponsored Agency Securities-4.07%

Federal Farm Credit Bank (FFCB)-2.95%
Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	09/20/2023	28,000	28,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	5.36%	11/07/2023	4,000	4,000,000
Federal Farm Credit Bank (SOFR + 0.06%)(b)	5.36%	12/13/2023	7,000	7,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	01/04/2024	5,500	5,500,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	01/25/2024	15,000	15,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	02/05/2024	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	02/20/2024	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	02/23/2024	8,000	8,000,000
Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	03/18/2024	40,000	40,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	04/04/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	04/25/2024	10,000	10,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	05/09/2024	5,000	5,000,000
Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	05/24/2024	1,000	1,000,000
				146,500,000

Federal Home Loan Bank (FHLB)-0.98%(a)
Federal Home Loan Bank	5.01%	01/12/2024	10,000	9,823,036
Federal Home Loan Bank	5.02%	02/09/2024	40,000	39,144,912
				48,967,948

U.S. International Development Finance Corp. (DFC)-0.14%
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	5.55%	06/15/2025	2,000	2,000,000
U.S. International Development Finance Corp. VRD Bonds (3 mo. U.S. Treasury Bill Rate)(c)	5.55%	02/15/2028	5,000	5,000,000
				7,000,000
Total U.S. Government Sponsored Agency Securities (Cost $202,467,948)				202,467,948
TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-29.93% (Cost $1,487,891,575)				1,487,891,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value

Repurchase Agreements-70.36%(d)
Bank of Nova Scotia, joint agreement dated 08/31/2023, aggregate maturing value of $2,350,345,972 (collateralized by agency mortgage-backed securities valued at $2,397,000,469; 2.00% - 6.50%; 09/01/2027 - 08/20/2053)	5.30%	09/01/2023	$240,035,333	$240,000,000
BMO Capital Markets Corp., joint term agreement dated 07/27/2023, aggregate maturing value of $252,068,889 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $255,000,069; 1.38% - 6.50%; 05/25/2024 - 05/20/2071)(e)	5.32%	09/21/2023	100,827,556	100,000,000
BofA Securities, Inc., joint agreement dated 08/31/2023, aggregate maturing value of $1,750,257,639 (collateralized by agency mortgage-backed securities valued at $1,785,000,000; 1.50% - 9.00%; 09/01/2023 - 02/01/2057)	5.30%	09/01/2023	240,035,333	240,000,000
CIBC World Markets Corp., joint term agreement dated 07/27/2023, aggregate maturing value of $1,714,068,444 (collateralized by agency mortgage-backed securities and U.S. government sponsored agency obligations valued at $1,734,000,020; 0.00% - 7.00%; 03/01/2027 - 08/20/2069)(e)	5.32%	09/21/2023	42,347,573	42,000,000
Citigroup Global Markets, Inc., joint term agreement dated 08/29/2023, aggregate maturing value of $800,827,556 (collateralized by U.S. Treasury obligations valued at $816,000,075; 0.00% - 4.63%; 10/31/2024 - 11/15/2039)(e)	5.32%	09/05/2023	90,093,100	90,000,000
Federal Reserve Bank of New York, joint agreement dated 08/31/2023, aggregate maturing value of $36,505,373,611 (collateralized by U.S. Treasury obligations valued at $36,505,373,762; 0.25% - 4.00%; 03/31/2024 - 02/15/2030)	5.30%	09/01/2023	1,000,147,222	1,000,000,000
Fixed Income Clearing Corp. - Bank of New York Mellon (The), joint agreement dated 08/31/2023, aggregate maturing value of $8,001,177,778 (collateralized by U.S. Treasury obligations valued at $8,160,000,163; 0.00% - 4.00%; 09/14/2023 - 07/15/2032)	5.30%	09/01/2023	98,014,428	98,000,000
ING Financial Markets, LLC, joint term agreement dated 07/26/2023, aggregate maturing value of $1,008,423,333 (collateralized by U.S. Treasury obligations valued at $1,020,000,043; 0.00% - 7.63%; 10/03/2023 - 08/15/2052)	5.32%	09/21/2023	20,168,467	20,000,000
ING Financial Markets, LLC, joint term agreement dated 07/27/2023, aggregate maturing value of $806,620,444 (collateralized by agency mortgage-backed securities valued at $816,000,001; 1.50% - 8.00%; 09/01/2029 - 05/01/2058)	5.32%	09/21/2023	70,579,289	70,000,000
ING Financial Markets, LLC, joint term agreement dated 07/27/2023, aggregate maturing value of $806,620,444 (collateralized by U.S. Treasury obligations valued at $816,000,018; 0.00% - 7.63%; 09/26/2023 - 02/15/2053)	5.32%	09/21/2023	15,124,133	15,000,000
J.P. Morgan Securities LLC, joint open agreement dated 05/02/2023 (collateralized by agency mortgage-backed securities valued at $918,000,005; 1.25% - 6.39%; 03/25/2025 - 09/16/2063)(f)	5.31%	09/01/2023	40,183,133	40,000,000
Metropolitan Life Insurance Co., joint term agreement dated 08/30/2023, aggregate maturing value of $350,368,087 (collateralized by U.S. Treasury obligations valued at $358,836,327; 0.00%; 05/15/2040 - 08/15/2046)(e)	5.32%	09/06/2023	25,027,112	25,001,250
Mitsubishi UFJ Trust & Banking Corp., joint agreement dated 08/31/2023, aggregate maturing value of $250,036,806 (collateralized by agency mortgage-backed securities valued at $255,000,000; 0.99% - 6.19%; 06/25/2029 - 05/20/2053)	5.30%	09/01/2023	205,030,181	205,000,000
Mitsubishi UFJ Trust & Banking Corp., joint term agreement dated 08/30/2023, aggregate maturing value of $1,943,488,353 (collateralized by U.S. Treasury obligations valued at $1,985,832,101; 0.50% - 3.88%; 03/31/2025 - 11/15/2040)(e)	5.32%	09/06/2023	42,231,141	42,187,500
RBC Dominion Securities Inc., joint agreement dated 08/31/2023, aggregate maturing value of $3,250,478,472 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $3,315,000,043; 0.00% - 6.24%; 09/19/2023 - 08/15/2053)	5.30%	09/01/2023	230,033,861	230,000,000
RBC Dominion Securities Inc., joint term agreement dated 07/27/2023, aggregate maturing value of $2,016,551,111 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,040,000,001; 0.00% - 6.50%; 09/30/2024 - 09/01/2053)(e)	5.32%	09/21/2023	201,655,111	200,000,000
Societe Generale, joint agreement dated 08/31/2023, aggregate maturing value of $1,000,147,222 (collateralized by agency mortgage-backed securities valued at $1,020,000,000; 2.50% - 5.00%; 03/01/2042 - 11/01/2052)	5.30%	09/01/2023	240,035,333	240,000,000
Societe Generale, joint term agreement dated 08/30/2023, aggregate maturing value of $1,501,548,750 (collateralized by U.S. Treasury obligations valued at $1,530,000,031; 0.25% - 4.50%; 08/15/2024 - 05/15/2032)(e)	5.31%	09/06/2023	100,103,250	100,000,000
Standard Chartered Bank, joint agreement dated 08/31/2023, aggregate maturing value of $1,000,147,500 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,150,457; 0.00% - 5.00%; 02/29/2024 - 07/01/2053)	5.31%	09/01/2023	240,035,400	240,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco Government Money Market Fund

	Interest Rate	Maturity Date	Repurchase Amount	Value
Sumitomo Mitsui Banking Corp., joint agreement dated 08/31/2023, aggregate maturing value of $1,000,147,500 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,000,054; 0.63% - 6.00%; 05/15/2030 - 06/20/2053)	5.31%	09/01/2023	$144,920,304	$144,898,931

Wells Fargo Securities, LLC, joint term agreement dated 08/30/2023, aggregate maturing value of $1,801,862,000 (collateralized by agency mortgage-backed securities valued at $1,836,000,000; 1.50% - 7.00%; 03/01/2025 - 09/01/2053)(e)	5.32%	09/06/2023	115,118,961	115,000,000

Total Repurchase Agreements (Cost $3,497,087,681)				3,497,087,681

TOTAL INVESTMENTS IN SECURITIES(g)-100.29% (Cost $4,984,979,256)				4,984,979,256

OTHER ASSETS LESS LIABILITIES-(0.29)%				(14,501,275)

NET ASSETS-100.00%				$4,970,477,981

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

VRD   -Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(c)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on August 31, 2023.

(d)	Principal amount equals value at period end. See Note 1I.
(e)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(f)

Either party may terminate the agreement upon demand. Interest rate, principal amount and collateral are redetermined periodically. The Maturity Date represents the next reset date, and the Repurchase Amount is calculated based on the next reset date.

(g)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of 08/31/2023

1-7	68.0%
8-30	2.7
31-60	6.3
61-90	2.4
91-180	4.4
181+	16.2

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Government Money Market Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$1,487,891,575

Repurchase agreements, at value and cost	3,497,087,681

Receivable for:
Fund shares sold	4,078,336

Interest	8,071,168

Investment for trustee deferred compensation and retirement plans	271,557

Other assets	751,973

Total assets	4,998,152,290

Liabilities:
Payable for:
Fund shares reacquired	20,334,542

Accrued fees to affiliates	2,631,392

Accrued trustees’ and officers’ fees and benefits	6,632

Accrued operating expenses	67,268

Trustee deferred compensation and retirement plans	295,642

Total liabilities	23,335,476

Net assets applicable to shares outstanding	$4,974,816,814

Net assets consist of:
Shares of beneficial interest	$4,975,854,512

Distributable earnings (loss)	(1,037,698)

$4,974,816,814

Net Assets:
Invesco Cash Reserve	$3,792,639,966

Class A	$338,323,450

Class AX	$63,331,011

Class C	$132,431,682

Class CX	$183,105

Class R	$185,560,410

Class Y	$265,595,143

Investor Class	$194,978,183

Class R6	$1,773,864

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	3,793,372,473

Class A	338,388,769

Class AX	63,343,285

Class C	132,457,224

Class CX	183,141

Class R	185,596,031

Class Y	265,646,560

Investor Class	195,015,950

Class R6	1,774,206

Net asset value and offering price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Government Money Market Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:

Interest	$117,697,714

Expenses:
Advisory fees	3,444,141

Administrative services fees	1,012,774

Custodian fees	7,945

Distribution fees:
Invesco Cash Reserve	2,579,080

Class A	341,271

Class AX	47,387

Class C	517,963

Class CX	976

Class R	369,696

Transfer agent fees - Invesco Cash Reserve, A, AX, C, CX, R, Y and Investor	2,683,404

Transfer agent fees - R6	657

Trustees’ and officers’ fees and benefits	29,252

Registration and filing fees	213,864

Reports to shareholders	16,812

Professional services fees	21,813

Other	14,698

Total expenses	11,301,733

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(48,084)

Net expenses	11,253,649

Net investment income	106,444,065

Net realized gain from unaffiliated investment securities	104,322

Net increase in net assets resulting from operations	$106,548,387

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Government Money Market Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31,	February 28,
	2023	2023

Operations:
Net investment income	$106,444,065	$71,712,174

Net realized gain (loss)	104,322	(914,355)

Net increase in net assets resulting from operations	106,548,387	70,797,819

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(80,048,965)	(52,864,929)

Class A	(7,832,601)	(6,825,715)

Class AX	(1,466,709)	(1,293,187)

Class C	(2,788,485)	(2,103,157)

Class CX	(4,217)	(3,376)

Class R	(4,061,408)	(3,019,407)

Class Y	(5,655,028)	(2,832,052)

Investor Class	(4,479,418)	(2,763,149)

Class R6	(107,234)	(7,202)

Total distributions from distributable earnings	(106,444,065)	(71,712,174)

Share transactions-net:
Invesco Cash Reserve	663,258,446	739,154,683

Class A	(8,408,389)	5,844,463

Class AX	(705,191)	(5,990,139)

Class C	(13,366,615)	23,761,540

Class CX	(38,931)	(21,574)

Class R	4,652,639	21,023,647

Class Y	64,720,779	132,923,263

Investor Class	49,001,450	25,518,013

Class R6	1,505,863	142,162

Net increase in net assets resulting from share transactions	760,620,051	942,356,058

Net increase in net assets	760,724,373	941,441,703

Net assets:
Beginning of period	4,214,092,441	3,272,650,738

End of period	$4,974,816,814	$4,214,092,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Government Money Market Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Invesco Cash Reserve
Six months ended 08/31/23	$1.00	$0.02	$0.00		$0.02	$(0.02)	$1.00	2.36%	$3,792,640	0.47	%(c)	0.47	%(c)	4.66	%(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.99	3,129,323	0.45		0.47		2.07
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	2,390,850	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	2,699,457	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	2,406,243	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	1,299,414	0.58		0.58		1.52
Class A
Six months ended 08/31/23	1.00	0.02	0.00		0.02	(0.02)	1.00	2.33	338,323	0.52	(c)	0.52	(c)	4.61	(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.95	346,709	0.50		0.52		2.02
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	340,937	0.07		0.56		0.01
Period ended 02/28/21(e)	1.00	0.00	(0.00)		(0.00)	(0.00)	1.00	0.01	401,229	0.20	(c)	0.54	(c)	0.08	(c)
Class AX
Six months ended 08/31/23	1.00	0.02	0.00		0.02	(0.02)	1.00	2.36	63,331	0.47	(c)	0.47	(c)	4.66	(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.99	64,032	0.45		0.47		2.07
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	70,035	0.07		0.51		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.06	74,001	0.23		0.50		0.05
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.61	76,169	0.51		0.51		1.55
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.50	81,110	0.58		0.58		1.52
Class C
Six months ended 08/31/23	1.00	0.02	0.00		0.02	(0.02)	1.00	2.05	132,432	1.07	(c)	1.07	(c)	4.06	(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.53	145,787	0.92		1.07		1.60
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	122,057	0.07		1.11		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	144,331	0.23		1.11		0.05
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	43,478	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.76	38,700	1.31		1.33		0.79
Class CX
Six months ended 08/31/23	1.00	0.02	0.00		0.02	(0.02)	1.00	1.97	183	1.22	(c)	1.22	(c)	3.91	(c)
Year ended 02/28/23	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.42	222	1.01		1.22		1.51
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	244	0.07		1.26		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.02	369	0.29		1.25		(0.01)
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	0.85	507	1.26		1.26		0.80
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	0.77	669	1.31		1.33		0.79
Class R
Six months ended 08/31/23	1.00	0.02	0.00		0.02	(0.02)	1.00	2.23	185,560	0.72	(c)	0.72	(c)	4.41	(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.78	180,897	0.66		0.72		1.86
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	159,912	0.07		0.76		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.04	183,057	0.22		0.74		0.06
Year ended 02/29/20	1.00	0.01	0.00		0.01	(0.01)	1.00	1.35	32,297	0.76		0.76		1.30
Year ended 02/28/19	1.00	0.01	(0.00)		0.01	(0.01)	1.00	1.25	25,871	0.83		0.83		1.27
Class Y
Six months ended 08/31/23	1.00	0.02	0.00		0.02	(0.02)	1.00	2.43	265,595	0.32	(c)	0.32	(c)	4.81	(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.14	200,876	0.31		0.32		2.21
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	67,999	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.08	55,813	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	42,686	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	34,105	0.43		0.43		1.67
Investor Class
Six months ended 08/31/23	1.00	0.02	0.00		0.02	(0.02)	1.00	2.43	194,978	0.32	(c)	0.32	(c)	4.81	(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.14	145,977	0.31		0.32		2.21
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	120,491	0.07		0.36		0.01
Year ended 02/28/21	1.00	0.00	(0.00)		0.00	(0.00)	1.00	0.08	114,665	0.21		0.35		0.07
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.76	111,208	0.36		0.36		1.70
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.65	125,886	0.43		0.43		1.67

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Government Money Market Fund

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (realized)		Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets
Class R6
Six months ended 08/31/23	$1.00	$0.02	$0.00		$0.02	$(0.02)	$1.00	2.48%	$1,774	0.24	%(c)	0.24	%(c)	4.89	%(c)
Year ended 02/28/23	1.00	0.02	(0.00)		0.02	(0.02)	1.00	2.21	268	0.18		0.18		2.34
Year ended 02/28/22	1.00	0.00	(0.00	)(d)	0.00	(0.00)	1.00	0.01	126	0.07		0.27		0.01
Year ended 02/28/21	1.00	0.00	0.00		0.00	(0.00)	1.00	0.10	127	0.18		0.31		0.10
Year ended 02/29/20	1.00	0.02	0.00		0.02	(0.02)	1.00	1.81	20	0.32		0.32		1.74
Year ended 02/28/19	1.00	0.02	(0.00)		0.02	(0.02)	1.00	1.80	12	0.36		0.38		1.74

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Annualized.
(d)

Net gains (losses) on securities (both realized and unrealized) per share may not correlate with the Fund’s net realized and unrealized gain (loss) due to timing of shareholder transactions in relation to the fluctuating market values of the Fund’s investments.

(e)	Commencement date of May 15, 2020.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Government Money Market Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Government Money Market Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide current income consistent with preservation of capital and liquidity.

The Fund currently consists of nine different classes of shares: Invesco Cash Reserve, Class A , Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6. Class A, Class AX and Class CX shares are closed to new investors. Class Y and Investor Class shares are available only to certain investors. Class C and Class CX shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class A, Class AX, Class R, Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the “Rule”) and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.

In July 2023, the U.S. Securities and Exchange Commission adopted amendments to the Rule. These amendments, among other changes, (i) remove redemption gates and remove the tie between weekly liquid asset minimum thresholds and liquidity fees, effective October 2, 2023; and (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and

11	Invesco Government Money Market Fund

expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of 0.15% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares to 1.40%, 1.45%, 1.40%, 2.00%, 2.15%, 1.65%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Invesco Cash Reserve, Class A, Class AX, Class C, Class CX, Class R, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class A, Class AX, Class C, Class CX and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Invesco Cash Reserve shares, 0.75% of the Fund’s average daily net assets of Class C shares and 0.40% of the Fund’s average daily net assets of Class R shares. The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.20% of the Fund’s average daily net assets of Class A shares, up to a maximum annual rate of 0.15% of the Fund’s average daily net assets of Class AX shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class CX shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Expenses under this agreement are shown as Distribution fees in the Statement of Operations.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $2,678, $2,186, $8,317 and $13 from Invesco Cash Reserve, Class A, Class C and Class CX shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

12	Invesco Government Money Market Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $48,084.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$914,355	$-	$914,355

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Share Information

	Summary of Share Activity

	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	2,277,075,563	$2,277,075,563	3,138,228,558	$3,138,228,558

Class A	66,785,286	66,785,286	184,300,575	184,300,575

Class AX	5,346,074	5,346,074	6,934,183	6,934,183

Class C	32,624,575	32,624,575	122,692,682	122,692,682

Class CX	8,140	8,140	15,241	15,241

Class R	43,394,296	43,394,296	95,822,553	95,822,553

Class Y	213,253,456	213,253,456	232,964,871	232,964,871

Investor Class	122,960,925	122,960,925	61,221,976	61,221,976

Class R6	18,246,108	18,246,108	322,854	322,854

13	Invesco Government Money Market Fund

	Summary of Share Activity

	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Invesco Cash Reserve	71,554,957	$71,554,957	47,348,960	$47,348,960

Class A	7,832,601	7,832,601	6,448,639	6,448,639

Class AX	1,466,709	1,466,709	1,259,984	1,259,984

Class C	2,591,149	2,591,149	2,013,889	2,013,889

Class CX	4,217	4,217	3,343	3,343

Class R	4,061,408	4,061,408	3,019,407	3,019,407

Class Y	4,825,616	4,825,616	2,532,717	2,532,717

Investor Class	4,479,417	4,479,417	2,706,955	2,706,955

Class R6	95,183	95,183	6,540	6,540

Automatic Conversion of Class C and CX shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	4,699,149	4,699,149	9,549,278	9,549,278

Class C	(4,686,297)	(4,686,297)	(9,522,201)	(9,522,201)

Class CX	(12,852)	(12,852)	(27,077)	(27,077)

Reacquired:
Invesco Cash Reserve	(1,690,071,223)	(1,690,071,223)	(2,455,972,113)	(2,455,972,113)

Class A	(83,026,276)	(83,026,276)	(184,904,751)	(184,904,751)

Class AX	(7,517,974)	(7,517,974)	(14,184,306)	(14,184,306)

Class C	(43,896,042)	(43,896,042)	(91,422,830)	(91,422,830)

Class CX	(38,436)	(38,436)	(13,081)	(13,081)

Class R	(42,803,065)	(42,803,065)	(77,818,313)	(77,818,313)

Class Y	(153,358,293)	(153,358,293)	(102,574,325)	(102,574,325)

Investor Class	(78,438,892)	(78,438,892)	(38,410,918)	(38,410,918)

Class R6	(16,835,428)	(16,835,428)	(187,232)	(187,232)

Net increase in share activity	760,620,051	$760,620,051	942,356,058	$942,356,058

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 55% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14	Invesco Government Money Market Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (03/01/23)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]
Invesco Cash Reserve	$1,000.00	$1,023.60	$2.39	$1,022.77	$2.39	0.47%
A	1,000.00	1,023.30	2.64	1,022.52	2.64	0.52
AX	1,000.00	1,023.60	2.39	1,022.77	2.39	0.47
C	1,000.00	1,020.50	5.43	1,019.76	5.43	1.07
CX	1,000.00	1,019.70	6.19	1,019.00	6.19	1.22
R	1,000.00	1,022.30	3.66	1,021.52	3.66	0.72
Y	1,000.00	1,024.30	1.63	1,023.53	1.63	0.32
Investor	1,000.00	1,024.30	1.63	1,023.53	1.63	0.32
R6	1,000.00	1,024.80	1.22	1,023.93	1.22	0.24

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

15	Invesco Government Money Market Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Government Money Market Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the T-Bill 3 Month Index (Index). The Board noted that performance of Invesco Cash Reserve shares of the Fund was in the second quintile of its performance universe for the one and three year periods and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Invesco Cash Reserve shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board recognized that the performance data reflects a

16	Invesco Government Money Market Fund

snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Invesco Cash Reserve shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to updated comparative fee data to address the timing implications of money market fund voluntary yield waivers in light of the changing interest rate environment. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board further noted that Invesco Advisers has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board noted that the Fund does not benefit from economies of scale through contractual breakpoints, but does share in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

17	Invesco Government Money Market Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	GMKT-SAR-1

Semiannual Report to Shareholders	August 31, 2023
Invesco High Yield Fund
Nasdaq:
A: AMHYX ∎ C: AHYCX ∎ Y: AHHYX ∎ Investor: HYINX ∎ R5: AHIYX ∎ R6: HYIFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
13	Financial Statements
16	Financial Highlights
17	Notes to Financial Statements
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.55%
Class C Shares	3.16
Class Y Shares	3.68
Investor Class Shares	3.55
Class R5 Shares	3.70
Class R6 Shares	3.74
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	0.95
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Style-Specific Index)	4.55
Lipper High Current Yield Bond Funds Index∎ (Peer Group Index)	4.30

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

 The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

 The Lipper High Current Yield Bond Funds Index is an unmanaged index considered representative of high-yield bond funds tracked by Lipper.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco High Yield Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (7/11/78)	6.78%
10 Years	2.68
5 Years	1.11
1 Year	0.96

Class C Shares
Inception (8/4/97)	3.19%
10 Years	2.50
5 Years	1.22
1 Year	3.55

Class Y Shares
Inception (10/3/08)	6.35%
10 Years	3.38
5 Years	2.26
1 Year	5.60

Investor Class Shares
Inception (9/30/03)	5.63%
10 Years	3.13
5 Years	1.99
1 Year	5.34

Class R5 Shares
Inception (4/30/04)	5.65%
10 Years	3.46
5 Years	2.34
1 Year	5.67

Class R6 Shares
Inception (9/24/12)	3.74%
10 Years	3.56
5 Years	2.44
1 Year	5.74

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco High Yield Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco High Yield Fund

Schedule of Investments(a)

August 31, 2023

(Unaudited)

	Principal
	Amount	Value
U.S. Dollar Denominated Bonds & Notes–85.26%
Advertising–0.48%
Lamar Media Corp.,
4.00%, 02/15/2030	$2,300,000	$ 2,014,570
3.63%, 01/15/2031	3,591,000	3,001,717
		5,016,287

Aerospace & Defense–1.21%
TransDigm, Inc.,
6.25%, 03/15/2026(b)	5,100,000	5,056,367
6.75%, 08/15/2028(b)	7,566,000	7,601,980
		12,658,347

Aluminum–0.49%
Novelis Corp., 3.25%, 11/15/2026(b)	5,702,000	5,172,892

Apparel Retail–0.76%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	7,068,000	5,387,111
Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	3,570,000	2,588,003
		7,975,114

Application Software–1.03%
NCR Corp., 5.75%, 09/01/2027(b)	5,501,000	5,559,157
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	5,471,000	5,271,856
		10,831,013

Automobile Manufacturers–4.16%
Allison Transmission, Inc.,
4.75%, 10/01/2027(b)	11,414,000	10,726,231
3.75%, 01/30/2031(b)	8,440,000	7,057,233
Ford Motor Co.,
3.25%, 02/12/2032	7,944,000	6,208,304
4.75%, 01/15/2043	3,371,000	2,523,207
Ford Motor Credit Co. LLC,
4.13%, 08/04/2025	3,293,000	3,139,302
4.39%, 01/08/2026	9,343,000	8,838,600
6.80%, 05/12/2028	5,132,000	5,135,034
		43,627,911

Automotive Parts & Equipment–1.95%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	5,043,000	5,103,224
NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	8,467,000	7,686,319
ZF North America Capital, Inc. (Germany), 6.88%, 04/14/2028(b)	7,677,000	7,659,769
		20,449,312

Automotive Retail–3.27%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	11,717,000	10,414,542

	Principal
	Amount	Value
Automotive Retail–(continued)
LCM Investments Holdings II LLC,
4.88%, 05/01/2029(b)	$15,037,000	$ 13,066,563
8.25%, 08/01/2031(b)	2,812,000	2,816,415
Lithia Motors, Inc., 3.88%, 06/01/2029(b)	9,238,000	7,940,708
		34,238,228

Broadline Retail–0.50%
B2W Digital Lux S.a.r.l. (Brazil), 4.38%, 12/20/2030(b)(c)	2,262,000	294,585
Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(b)	5,600,000	4,905,040
		5,199,625

Cable & Satellite–4.16%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.13%, 05/01/2027(b)	3,322,000	3,125,985
4.75%, 03/01/2030(b)	3,027,000	2,605,316
4.50%, 08/15/2030(b)	3,051,000	2,570,062
7.38%, 03/01/2031(b)	5,130,000	5,103,682
4.50%, 05/01/2032	3,216,000	2,610,138
4.25%, 01/15/2034(b)	6,179,000	4,737,577
CSC Holdings LLC,
4.50%, 11/15/2031(b)	14,333,000	10,204,619
5.00%, 11/15/2031(b)	11,915,000	6,378,919
DISH Network Corp., Conv., 3.38%, 08/15/2026	10,314,000	6,291,540
		43,627,838

Casinos & Gaming–2.56%
Codere Finance 2 (Luxembourg) S.A. (Spain), 13.63%, 11/30/2027 (Acquired 11/30/2021; Cost $19,565)(b)(d)(e)	568,775	51,246
Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	12,835,000	10,774,083
Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	14,059,000	10,653,699
Wynn Macau Ltd. (Macau), 5.63%, 08/26/2028(b)	6,000,000	5,299,298
		26,778,326

Commodity Chemicals–1.03%
Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	11,860,000	10,753,047

Construction & Engineering–0.99%
Howard Midstream Energy Partners LLC,
6.75%, 01/15/2027(b)	6,654,000	6,414,283
8.88%, 07/15/2028(b)	3,867,000	4,008,261
		10,422,544

Consumer Finance–1.49%
FirstCash, Inc., 5.63%, 01/01/2030(b)	5,541,000	5,036,555

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco High Yield Fund

	Principal
	Amount	Value
Consumer Finance–(continued)
Navient Corp., 6.13%, 03/25/2024	$5,227,000	$ 5,209,867
OneMain Finance Corp., 7.13%, 03/15/2026	5,459,000	5,376,562
		15,622,984

Copper–0.50%
First Quantum Minerals Ltd. (Zambia), 8.63%, 06/01/2031(b)	5,184,000	5,281,834

Diversified Banks–1.50%
Citigroup, Inc.,
3.88%(f)(g)	4,720,000	4,141,989
7.38%(f)(g)	1,070,000	1,079,362
JPMorgan Chase & Co., Series FF, 5.00%(f)(g)	10,705,000	10,491,007
		15,712,358

Diversified Financial Services–2.47%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 5.75%, 06/06/2028	5,224,000	5,182,952
Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	5,901,000	5,184,825
Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	6,025,000	5,150,598
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)	5,800,000	5,221,856
Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	5,797,000	5,115,331
		25,855,562

Diversified Metals & Mining–0.52%
Hudbay Minerals, Inc. (Canada),
4.50%, 04/01/2026(b)	3,250,000	3,070,925
6.13%, 04/01/2029(b)	2,527,000	2,378,146
		5,449,071

Diversified Support Services–0.74%
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	7,603,000	7,705,640

Electric Utilities–2.03%
Electricite de France S.A. (France), 9.13%(b)(f)(g)	5,160,000	5,410,195
NRG Energy, Inc., 4.45%, 06/15/2029(b)	5,840,000	5,193,982
Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	5,219,000	5,439,602
Vistra Operations Co. LLC,
5.63%, 02/15/2027(b)	1,600,000	1,541,776
5.00%, 07/31/2027(b)	3,872,000	3,645,135
		21,230,690

Electrical Components & Equipment–0.69%
EnerSys, 4.38%, 12/15/2027(b)	5,515,000	5,051,436

	Principal
	Amount	Value
Electrical Components & Equipment–(continued)
Sensata Technologies B.V., 4.00%, 04/15/2029(b)	$2,443,000	$ 2,148,155
		7,199,591

Electronic Components–0.79%
Sensata Technologies, Inc.,
4.38%, 02/15/2030(b)	1,348,000	1,194,724
3.75%, 02/15/2031(b)	8,453,000	7,091,261
		8,285,985

Electronic Manufacturing Services–0.75%
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	7,922,000	7,808,478

Environmental & Facilities Services–0.21%
GFL Environmental, Inc. (Canada), 4.38%, 08/15/2029(b)	2,479,000	2,194,961

Food Distributors–0.49%
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	6,118,000	5,099,537

Gold–0.74%
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	8,107,000	7,750,162

Health Care Facilities–1.74%
Encompass Health Corp., 4.50%, 02/01/2028	5,516,000	5,128,847
Tenet Healthcare Corp., 4.88%, 01/01/2026	13,449,000	13,051,477
		18,180,324

Health Care REITs–3.15%
CTR Partnership L.P./ CareTrust Capital Corp., 3.88%, 06/30/2028(b)	6,212,000	5,418,603
Diversified Healthcare Trust,
4.75%, 05/01/2024	9,026,000	8,578,052
4.38%, 03/01/2031	8,742,000	6,603,812
MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	19,160,000	12,437,124
		33,037,591

Health Care Services–1.53%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	6,268,000	6,125,663
5.25%, 05/15/2030(b)	5,027,000	3,968,958
4.75%, 02/15/2031(b)	4,352,000	3,246,157
DaVita, Inc., 3.75%, 02/15/2031(b)	3,433,000	2,736,935
		16,077,713

Health Care Supplies–0.75%
Medline Borrower L.P.,
3.88%, 04/01/2029(b)	6,011,000	5,253,165
5.25%, 10/01/2029(b)	2,879,000	2,559,477
		7,812,642

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco High Yield Fund

	Principal
	Amount	Value
Hotel & Resort REITs–1.96%
Service Properties Trust,
7.50%, 09/15/2025	$252,000	$ 249,258
5.50%, 12/15/2027	11,686,000	10,355,696
4.95%, 10/01/2029	4,038,000	3,188,085
4.38%, 02/15/2030	8,816,000	6,703,614
		20,496,653

Hotels, Resorts & Cruise Lines–0.51%
Carnival Corp., 6.00%, 05/01/2029(b)	5,931,000	5,360,297

Household Products–0.49%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	6,171,000	5,112,056

Independent Power Producers & Energy Traders–0.49%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	5,552,000	5,138,631

Industrial Conglomerates–0.55%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 02/01/2029	7,341,000	5,805,097

Industrial Machinery & Supplies & Components–1.24%
EnPro Industries, Inc., 5.75%, 10/15/2026	7,721,000	7,536,039
Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	6,139,000	5,500,053
		13,036,092

Integrated Telecommunication Services–3.88%
Altice France S.A. (France), 8.13%, 02/01/2027(b)	12,393,000	10,484,975
Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	4,638,000	4,429,686
Iliad Holding S.A.S.U. (France), 7.00%, 10/15/2028(b)	6,343,000	5,908,319
Level 3 Financing, Inc., 3.75%, 07/15/2029(b)	15,903,000	9,504,271
Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	10,460,000	10,333,602
		40,660,853

Interactive Media & Services–0.78%
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	8,795,000	8,122,358

Investment Banking & Brokerage–0.48%
Charles Schwab Corp. (The), Series G, 5.38%(f)(g)	5,230,000	5,073,100

IT Consulting & Other Services–0.50%
Gartner, Inc.,
4.50%, 07/01/2028(b)	1,248,000	1,165,029
3.63%, 06/15/2029(b)	2,248,000	1,976,701
3.75%, 10/01/2030(b)	2,395,000	2,070,564
		5,212,294

Leisure Facilities–2.69%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	6,674,000	7,264,611
NCL Corp. Ltd.,
5.88%, 03/15/2026(b)	5,740,000	5,417,491
5.88%, 02/15/2027(b)	2,709,000	2,627,589

	Principal
	Amount	Value
Leisure Facilities–(continued)
NCL Finance Ltd., 6.13%, 03/15/2028(b)	$5,227,000	$ 4,717,367
Viking Cruises Ltd., 5.88%, 09/15/2027(b)	2,665,000	2,494,347
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	6,120,000	5,695,157
		28,216,562

Life Sciences Tools & Services–0.14%
Syneos Health, Inc., 3.63%, 01/15/2029(b)	1,509,000	1,506,586

Marine Transportation–0.25%
Viking Cruises Ltd., 7.00%, 02/15/2029(b)	2,770,000	2,629,007

Metal, Glass & Plastic Containers–0.47%
Ball Corp.,
6.00%, 06/15/2029	2,347,000	2,316,562
3.13%, 09/15/2031	3,194,000	2,588,791
		4,905,353

Mortgage REITs–0.54%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	6,674,000	5,617,675

Oil & Gas Drilling–2.91%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	5,524,000	5,139,971
Transocean, Inc.,
7.25%, 11/01/2025(b)	2,782,000	2,747,225
7.50%, 01/15/2026(b)	8,439,000	8,360,855
8.75%, 02/15/2030(b)	4,334,850	4,438,713
7.50%, 04/15/2031	5,927,000	5,173,086
Valaris Ltd., 8.38%, 04/30/2030(b)	4,485,000	4,572,413
		30,432,263

Oil & Gas Equipment & Services–0.49%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	5,139,000	5,117,058

Oil & Gas Exploration & Production–7.24%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	21,043,000	21,167,154
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, 11/01/2026(b)	5,295,000	5,268,668
Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(b)	5,212,000	5,289,586
Civitas Resources, Inc.,
8.38%, 07/01/2028(b)	2,318,000	2,390,437
8.75%, 07/01/2031(b)	2,700,000	2,797,875
Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030(b)	1,707,000	1,589,508
6.00%, 02/01/2031(b)	1,179,000	1,084,426
6.25%, 04/15/2032(b)	2,559,000	2,350,940
Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(b)	5,369,000	5,332,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Fund

	Principal
	Amount	Value
Oil & Gas Exploration & Production–(continued)
SM Energy Co.,
6.75%, 09/15/2026	$1,258,000	$ 1,253,849
6.63%, 01/15/2027	4,192,000	4,143,373
Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	13,603,000	12,754,037
Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	5,151,000	5,200,676
Vital Energy, Inc.,
9.50%, 01/15/2025	2,642,000	2,657,931
7.75%, 07/31/2029(b)	2,823,000	2,543,424
		75,824,520

Oil & Gas Refining & Marketing–0.51%
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)	5,366,000	5,356,905

Oil & Gas Storage & Transportation–3.05%
Genesis Energy L.P./Genesis Energy Finance Corp.,
6.25%, 05/15/2026	4,420,000	4,291,244
8.00%, 01/15/2027	2,942,000	2,903,310
7.75%, 02/01/2028	714,000	695,463
Global Partners L.P./GLP Finance Corp., 7.00%, 08/01/2027	5,627,000	5,547,659
Martin Midstream Partners L.P./Martin Midstream Finance Corp., 11.50%, 02/15/2028(b)	5,413,000	5,481,571
New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	8,437,000	7,849,976
Summit Midstream Holdings LLC/Summit Midstream Finance Corp.,
5.75%, 04/15/2025	2,722,000	2,507,153
9.00%, 10/15/2026(b)(h)	2,728,000	2,634,975
		31,911,351

Passenger Airlines–0.98%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	10,491,250	10,305,855

Pharmaceuticals–1.62%
Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)	17,287,000	10,273,891
Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)	3,134,000	2,647,964
Par Pharmaceutical, Inc., 7.50%, 04/01/2027(b)	5,729,000	4,084,000
		17,005,855

Research & Consulting Services–0.84%
Clarivate Science Holdings Corp., 4.88%, 07/01/2029(b)	8,458,000	7,383,560
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)	1,574,000	1,414,066
		8,797,626

Restaurants–1.22%
1011778 BC ULC/New Red Finance, Inc. (Canada),
3.50%, 02/15/2029(b)	5,677,000	4,975,538
4.00%, 10/15/2030(b)	3,254,000	2,759,559

	Principal
	Amount	Value
Restaurants–(continued)
Yum! Brands, Inc., 5.38%, 04/01/2032	$5,387,000	$ 5,060,556
		12,795,653

Retail REITs–1.03%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)	11,345,000	10,792,681

Specialized Consumer Services–2.02%
Allwyn Entertainment Financing (UK) PLC (Czech Republic), 7.88%, 04/30/2029(b)	7,677,000	7,830,540
Carriage Services, Inc., 4.25%, 05/15/2029(b)	15,335,000	13,321,514
		21,152,054

Specialty Chemicals–0.23%
Braskem Idesa S.A.P.I. (Mexico), 7.45%, 11/15/2029(b)	3,733,000	2,366,394

Systems Software–2.49%
Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)	8,704,000	8,029,440
Camelot Finance S.A., 4.50%, 11/01/2026(b)	13,825,000	12,943,820
Crowdstrike Holdings, Inc., 3.00%, 02/15/2029	5,962,000	5,131,492
		26,104,752

Telecom Tower REITs–0.50%
SBA Communications Corp., 3.88%, 02/15/2027	5,713,000	5,287,214

Trading Companies & Distributors–1.50%
Fortress Transportation and Infrastructure Investors LLC,
6.50%, 10/01/2025(b)	8,453,000	8,354,781
5.50%, 05/01/2028(b)	7,939,000	7,381,959
		15,736,740

Wireless Telecommunication Services–0.98%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(f)	13,106,000	10,252,195
Total U.S. Dollar Denominated Bonds & Notes (Cost $925,183,033)		893,187,337

Variable Rate Senior Loan Interests–6.42%(i)(j)
Advertising–0.53%
Clear Channel Worldwide Holdings, Inc., Term Loan B, 9.13% (1 mo. Term SOFR + 3.50%), 08/21/2026	5,634,030	5,523,688

Application Software–0.51%
NCR Corp., Term Loan B, 7.95% (1 mo. Term SOFR + 2.50%), 08/28/2026	5,342,507	5,342,534

Commodity Chemicals–0.45%
Mativ Holdings, Inc., Term Loan B, 9.20% (1 mo. Term SOFR + 3.75%), 04/20/2028(k)	4,779,784	4,711,075

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Fund

		Principal
		Amount	Value
Diversified Financial Services–0.50%
Scientific Games Lottery, First Lien Term Loan, 8.77% (3 mo. Term SOFR + 3.50%), 04/04/2029		$5,269,699	$ 5,250,754

Environmental & Facilities Services–0.29%
GFL Environmental, Inc. (Canada), Term Loan, -%, 05/31/2027(l)		3,010,227	3,023,412

Health Care Facilities–0.51%
Select Medical Corp., Term Loan, 8.33% (1 mo. Term SOFR + 3.00%), 03/06/2027		5,334,000	5,342,881

Health Care Supplies–0.24%
Mozart Debt Merger Sub, Inc. (Medline Industries), Term Loan, 8.70% (1 mo. SOFR + 3.25%), 10/23/2028		2,486,000	2,487,293

Hotels, Resorts & Cruise Lines–1.49%
Carnival Corp., Incremental Term Loan, 8.70% (1 mo. Term SOFR + 3.25%), 10/18/2028		5,280,918	5,278,462
IRB Holding Corp., Term Loan B, 8.43% (1 mo. SOFR + 3.00%), 12/15/2027		10,420,738	10,378,951
			15,657,413

Industrial REITs–0.35%
Greystar Real Estate Partners LLC, Term Loan, 9.06% (1 mo. Term SOFR + 3.75%), 08/07/2030(k)		3,644,400	3,644,400

Pharmaceuticals–0.32%
Endo LLC, Term Loan, 14.50% (1 mo. PRIME + 6.00%), 03/27/2028		4,572,125	3,377,657

Real Estate Services–0.51%
DTZ U.S. Borrower LLC, Term Loan B, -%, 01/31/2030(l)		5,327,000	5,313,682

Research & Consulting Services–0.72%
Dun & Bradstreet Corp. (The), Term Loan B, -%, 02/06/2026(l)		7,578,571	7,593,994
Total Variable Rate Senior Loan Interests (Cost $68,161,033)			67,268,783

Non-U.S. Dollar Denominated Bonds & Notes–5.49%(m)
Airport Services–0.49%
Gatwick Airport Finance PLC (United Kingdom), 4.38%, 04/07/2026(b)	GBP	4,458,000	5,184,029

Application Software–0.99%
Boxer Parent Co., Inc., 6.50%, 10/02/2025(b)	EUR	9,600,000	10,348,660

Casinos & Gaming–0.10%
Codere Finance 2 (Luxembourg) S.A. (Spain), 11.00%, 09/30/2026(Acquired 07/24/2020-09/30/2022; Cost $1,418,068)(b)(d)(e)	EUR	1,221,035	999,643

		Principal
		Amount	Value
Diversified Banks–0.72%
Banco Bilbao Vizcaya Argentaria S.A. (Spain), 6.00%(b)(f)(g)	EUR	1,000,000	$ 1,028,615
BNP Paribas S.A. (France), 6.88%(b)(f)(g)	EUR	1,000,000	1,048,185
CaixaBank S.A. (Spain), 6.75%(b)(f)(g)	EUR	1,000,000	1,069,403
Cooperatieve Rabobank U.A. (Netherlands), 4.38%(b)(f)(g)	EUR	1,200,000	1,153,973
Credit Agricole S.A. (France), 7.25%(b)(f)(g)	EUR	1,000,000	1,078,238
HSBC Holdings PLC (United Kingdom), 6.00%(b)(f)(g)	EUR	1,000,000	1,085,450
Lloyds Banking Group PLC (United Kingdom), 4.95%(b)(f)(g)	EUR	1,100,000	1,114,594
			7,578,458

Diversified Capital Markets–0.25%
Deutsche Bank AG (Germany), 10.00%(b)(f)(g)	EUR	2,400,000	2,595,560

Food Retail–0.59%
Bellis Acquisition Co. PLC (United Kingdom), 3.25%, 02/16/2026(b)	GBP	5,533,000	6,031,417
Casino Guichard Perrachon S.A. (France), 6.63%, 01/15/2026(b)	EUR	4,502,000	86,651
3.99%(b)(f)(g)	EUR	12,000,000	79,114
			6,197,182

Metal, Glass & Plastic Containers–0.13%
OI European Group B.V., 6.25%, 05/15/2028(b)	EUR	1,200,000	1,335,266

Paper & Plastic Packaging Products & Materials–0.01%
Mossi & Ghisolfi Finance Luxembourg S.A. (Brazil), 9.08% (3 mo. EURIBOR + 5.63%)(c)(g)(n)	EUR	4,100,000	88,917

Passenger Airlines–0.97%
Air France-KLM (France), 3.88%, 07/01/2026(b)	EUR	5,000,000	5,135,674
International Consolidated Airlines Group S.A. (United Kingdom), 3.75%, 03/25/2029(b)	EUR	5,300,000	5,033,308
			10,168,982

Pharmaceuticals–0.48%
Nidda Healthcare Holding GmbH (Germany), 7.50%, 08/21/2026(b)	EUR	4,630,000	5,064,362

Wireless Telecommunication Services–0.76%
VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031(b)	EUR	8,775,000	7,953,345
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $59,371,636)			57,514,404

		Shares
Preferred Stocks–0.49%
Diversified Banks–0.49%
Bank of America Corp., 6.50%, Series Z, Pfd.(f)		5,097,000	5,122,485

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Fund

	Shares	Value
Regional Banks–0.00%
First Republic Bank, Series N, Pfd.(h)	17,000	$ 5
Total Preferred Stocks (Cost $5,238,071)		5,122,490

Exchange-Traded Funds–0.26%
Invesco AT1 Capital Bond UCITS ETF (Cost $2,604,592)(o)(p)	121,000	2,723,914

	Principal Amount
Asset-Backed Securities–0.23%
Hertz Vehicle Financing III LLC, Series 2023-3A, Class C, 7.26%, 02/25/2028 (Cost $2,449,908)(b)	$2,450,000	2,461,771

	Shares
Common Stocks & Other Equity Interests–0.11%
Leisure Products–0.00%
HF Holdings, Inc.(k)	36,820	0

Oil & Gas Storage & Transportation–0.11%
New Fortress Energy, Inc.(q)	36,000	1,117,440
Total Common Stocks & Other Equity Interests (Cost $7,921,820)		1,117,440

Money Market Funds–2.58%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(o)(r)	9,470,005	9,470,005
Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(o)(r)	6,773,378	6,774,055

Investment Abbreviations:

Conv.	– Convertible
ETF	– Exchange-Traded Fund
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate
GBP	– British Pound Sterling
Pfd.	– Preferred
REIT	– Real Estate Investment Trust
SOFR	– Secured Overnight Financing Rate

	Shares	Value
Money Market Funds–(continued)
Invesco Treasury Portfolio, Institutional Class, 5.25%(o)(r)	10,822,862	$10,822,862

Total Money Market Funds (Cost $27,066,926)		27,066,922

Options Purchased–0.05%
(Cost $598,370)(s)		479,013

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-100.89% (Cost $1,098,595,389)		1,056,942,074

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.11%
Invesco Private Government Fund, 5.30%(o)(r)(t)	311,531	311,531

Invesco Private Prime Fund, 5.51%(o)(r)(t)	801,079	801,079

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,112,611)		1,112,610

TOTAL INVESTMENTS IN SECURITIES–101.00% (Cost $1,099,708,000)		1,058,054,684

OTHER ASSETS LESS LIABILITIES–(1.00)%		(10,463,197)

NET ASSETS–100.00%		$1,047,591,487

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $737,310,365, which represented 70.38% of the Fund’s Net Assets.

(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at August 31, 2023 was $383,502, which represented less than 1% of the Fund’s Net Assets.

(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Restricted security. The aggregate value of these securities at August 31, 2023 was $1,050,889, which represented less than 1% of the Fund’s Net Assets.
(f)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(g)	Perpetual bond with no specified maturity date.
(h)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(i)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(j)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)	This variable rate interest will settle after August 31, 2023, at which time the interest rate will be determined.
(m)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(n)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(o)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco AT1 Capital Bond UCITS ETF	$-	$2,604,592	$-	$119,322	$-	$2,723,914	$-
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	5,489,954	198,369,687	(194,389,636)	-	-	9,470,005	181,405
Invesco Liquid Assets Portfolio, Institutional Class	3,921,139	141,692,633	(138,852,876)	327	12,832	6,774,055	132,965
Invesco Treasury Portfolio, Institutional Class	6,274,233	226,708,213	(222,159,584)	-	-	10,822,862	207,457
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	-	15,726,926	(15,415,395)	-	-	311,531	12,076	*
Invesco Private Prime Fund	-	35,480,212	(34,678,923)	(1)	(209)	801,079	33,496	*
Total	$15,685,326	$620,582,263	$(605,496,414)	$119,648	$12,623	$30,903,446	$567,399

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(p)	Non-income producing security.
(q)	All or a portion of this security was out on loan at August 31, 2023.
(r)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(s)	The table below details options purchased.
(t)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Exchange-Traded Equity Options Purchased

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

iShares iBoxx High Yield Corporate Bond ETF	Put	02/16/2024	3,000	USD	72.00	USD	21,600,000	$292,500

iShares iBoxx High Yield Corporate Bond ETF	Put	10/20/2023	1,724	USD	73.00	USD	12,585,200	63,788

Total Open Exchange-Traded Equity Options Purchased								$356,288

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Fund

Open Exchange-Traded Index Options Purchased

	Type of	Expiration	Number of	Exercise		Notional
Description	Contract	Date	Contracts	Price		Value(a)		Value

Equity Risk

S&P 500 Index	Put	01/19/2024	22	USD	4,000.00	USD	8,800,000	$78,100

Equity Risk

CBOE Volatility Index	Call	10/18/2023	750	USD	25.00	USD	1,875,000	44,625

Total Index Options Purchased								$122,725

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Exchange-Traded Equity Options Written

	Type of	Expiration	Number of	Exercise	Notional
Description	Contract	Date	Contracts	Price	Value(a)	Value

Equity Risk

iShares iBoxx High Yield Corporate Bond ETF	Put	10/20/2023	1,724	USD 70.00	USD 12,068,000	$(37,066)

(a)	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to				Unrealized Appreciation
	Counterparty	Deliver		Receive

Currency Risk

11/17/2023	Canadian Imperial Bank of Commerce	GBP	5,379,000	USD	6,856,750	$ 41,578

11/17/2023	State Street Bank & Trust Co.	EUR	43,104,000	USD	47,460,418	556,113

Total Forward Foreign Currency Contracts						$597,691

Abbreviations:

ETF	–Exchange-Traded Fund
EUR	–Euro
GBP	–British Pound Sterling
USD	–U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2023

U.S. Dollar Denominated Bonds & Notes	85.26%
Variable Rate Senior Loan Interests	6.42
Non-U.S. Dollar Denominated Bonds & Notes	5.49
Security Types Each Less Than 1% of Portfolio	1.14
Money Market Funds Plus Other Assets Less Liabilities	1.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,068,923,871)*	$1,027,151,238

Investments in affiliates, at value (Cost $30,784,129)	30,903,446

Other investments:
Variation margin receivable–centrally cleared swap agreements	1,359,990

Unrealized appreciation on forward foreign currency contracts outstanding	597,691

Cash	39,785

Foreign currencies, at value (Cost $3,935,680)	3,923,301

Receivable for:
Investments sold	6,486,173

Fund shares sold	272,319

Dividends	86,660

Interest	16,325,786

Cash segregated as collateral	25

Investment for trustee deferred compensation and retirement plans	220,094

Other assets	94,569

Total assets	1,087,461,077

Liabilities:
Other investments:

Options written, at value (premiums received $39,602)	37,066

Payable for:
Investments purchased	36,471,577

Dividends	878,656

Fund shares reacquired	628,958

Collateral upon return of securities loaned	1,112,611

Accrued fees to affiliates	390,219

Accrued trustees’ and officers’ fees and benefits	1,439

Accrued other operating expenses	73,220

Trustee deferred compensation and retirement plans	275,844

Total liabilities	39,869,590

Net assets applicable to shares outstanding	$1,047,591,487

Net assets consist of:
Shares of beneficial interest	$1,384,551,820

Distributable earnings (loss)	(336,960,333)

$1,047,591,487

Net Assets:
Class A	$550,846,814

Class C	$16,484,578

Class Y	$44,371,602

Investor Class	$56,547,510

Class R5	$18,521,598

Class R6	$360,819,385

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	159,693,308

Class C	4,788,577

Class Y	12,840,648

Investor Class	16,403,878

Class R5	5,387,606

Class R6	104,708,337

Class A:
Net asset value per share	$3.45

Maximum offering price per share (Net asset value of $3.45 ÷ 95.75%)	$3.60

Class C:
Net asset value and offering price per share	$3.44

Class Y:
Net asset value and offering price per share	$3.46

Investor Class:
Net asset value and offering price per share	$3.45

Class R5:
Net asset value and offering price per share	$3.44

Class R6:
Net asset value and offering price per share	$3.45

*	At August 31, 2023, securities with an aggregate value of $1,139,054 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Interest	$36,666,304

Dividends	104,906

Dividends from affiliated money market funds (includes net securities lending income of $ 30,160)	551,987

Total investment income	37,323,197

Expenses:
Advisory fees	2,739,360

Administrative services fees	69,312

Custodian fees	9,024

Distribution fees:
Class A	691,229

Class C	82,365

Investor Class	72,678

Transfer agent fees – A, C, Y and Investor	538,084

Transfer agent fees – R5	9,071

Transfer agent fees – R6	46,699

Trustees’ and officers’ fees and benefits	12,322

Registration and filing fees	64,224

Reports to shareholders	49,852

Professional services fees	78,861

Other	9,836

Total expenses	4,472,917

Less: Fees waived and/or expense offset arrangement(s)	(21,061)

Net expenses	4,451,856

Net investment income	32,871,341

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(27,148,371)

Affiliated investment securities	12,623

Foreign currencies	40,228

Forward foreign currency contracts	(533,449)

Option contracts written	54,837

Swap agreements	(1,265,322)

(28,839,454)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	33,931,251

Affiliated investment securities	119,648

Foreign currencies	(20,647)

Forward foreign currency contracts	406,579

Option contracts written	(16,441)

Swap agreements	143,154

34,563,544

Net realized and unrealized gain	5,724,090

Net increase in net assets resulting from operations	$38,595,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$32,871,341	$39,703,888

Net realized gain (loss)	(28,839,454)	(42,741,295)

Change in net unrealized appreciation (depreciation)	34,563,544	(44,804,446)

Net increase (decrease) in net assets resulting from operations	38,595,431	(47,841,853)

Distributions to shareholders from distributable earnings:
Class A	(16,080,549)	(28,756,622)

Class C	(416,642)	(795,349)

Class Y	(1,392,440)	(2,232,733)

Investor Class	(1,686,973)	(3,104,775)

Class R5	(553,070)	(1,146,223)

Class R6	(10,175,236)	(3,915,895)

Total distributions from distributable earnings	(30,304,910)	(39,951,597)

Share transactions–net:
Class A	(8,648,984)	(20,932,981)

Class C	(527,834)	(3,554,891)

Class Y	1,188,239	1,978,400

Investor Class	(2,557,515)	(3,001,297)

Class R5	(559,777)	(6,425,640)

Class R6	284,904,874	(588,272)

Net increase (decrease) in net assets resulting from share transactions	273,799,003	(32,524,681)

Net increase (decrease) in net assets	282,089,524	(120,318,131)

Net assets:
Beginning of period	765,501,963	885,820,094

End of period	$1,047,591,487	$765,501,963

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/23	$3.43	$0.11	$0.01	$0.12	$(0.10)	$ –	$(0.10)	$3.45	3.55%	$550,847	1.01	%(d)	1.01	%(d)	6.33	%(d)	61%
Year ended 02/28/23	3.81	0.17	(0.38)	(0.21)	(0.17)	–	(0.17)	3.43	(5.36)	556,275	1.03		1.03		4.94		87
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	640,948	1.03		1.03		3.90		88
Year ended 02/28/21	3.96	0.19	0.05	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	657,549	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	663,578	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.28	685,222	1.15		1.15		4.96		34
Class C
Six months ended 08/31/23	3.42	0.10	0.01	0.11	(0.09)	–	(0.09)	3.44	3.16	16,485	1.76	(d)	1.76	(d)	5.58	(d)	61
Year ended 02/28/23	3.80	0.15	(0.38)	(0.23)	(0.15)	–	(0.15)	3.42	(6.10)	16,924	1.78		1.78		4.19		87
Year ended 02/28/22	3.96	0.12	(0.13)	(0.01)	(0.15)	–	(0.15)	3.80	(0.40)	22,626	1.78		1.78		3.15		88
Year ended 02/28/21	3.95	0.16	0.05	0.21	(0.19)	(0.01)	(0.20)	3.96	5.79	26,860	1.82		1.82		4.14		101
Year ended 02/29/20	4.04	0.18	(0.07)	0.11	(0.20)	–	(0.20)	3.95	2.75	35,743	1.76		1.77		4.34		62
Year ended 02/28/19	4.12	0.17	(0.07)	0.10	(0.18)	–	(0.18)	4.04	2.50	37,607	1.90		1.90		4.21		34
Class Y
Six months ended 08/31/23	3.44	0.11	0.01	0.12	(0.10)	–	(0.10)	3.46	3.68	44,372	0.76	(d)	0.76	(d)	6.58	(d)	61
Year ended 02/28/23	3.82	0.18	(0.38)	(0.20)	(0.18)	–	(0.18)	3.44	(5.09)	42,874	0.78		0.78		5.19		87
Year ended 02/28/22	3.98	0.16	(0.13)	0.03	(0.19)	–	(0.19)	3.82	0.63	45,483	0.78		0.78		4.15		88
Year ended 02/28/21	3.97	0.19	0.06	0.25	(0.23)	(0.01)	(0.24)	3.98	6.85	51,180	0.82		0.82		5.14		101
Year ended 02/29/20	4.07	0.22	(0.08)	0.14	(0.24)	–	(0.24)	3.97	3.54	61,065	0.76		0.77		5.34		62
Year ended 02/28/19	4.14	0.21	(0.06)	0.15	(0.22)	–	(0.22)	4.07	3.79	112,350	0.90		0.90		5.21		34
Investor Class
Six months ended 08/31/23	3.43	0.11	0.01	0.12	(0.10)	–	(0.10)	3.45	3.55	56,548	1.01	(d)	1.01	(d)	6.33	(d)	61
Year ended 02/28/23	3.81	0.17	(0.38)	(0.21)	(0.17)	–	(0.17)	3.43	(5.37)	58,755	1.03		1.03		4.94		87
Year ended 02/28/22	3.97	0.15	(0.13)	0.02	(0.18)	–	(0.18)	3.81	0.36	68,375	1.03		1.03		3.90		88
Year ended 02/28/21	3.96	0.18	0.06	0.24	(0.22)	(0.01)	(0.23)	3.97	6.59	74,887	1.07		1.07		4.89		101
Year ended 02/29/20	4.05	0.21	(0.07)	0.14	(0.23)	–	(0.23)	3.96	3.53	80,043	1.01		1.02		5.09		62
Year ended 02/28/19	4.13	0.20	(0.07)	0.13	(0.21)	–	(0.21)	4.05	3.31	79,404	1.15		1.15		4.96		34
Class R5
Six months ended 08/31/23	3.42	0.11	0.01	0.12	(0.10)	–	(0.10)	3.44	3.70	18,522	0.70	(d)	0.70	(d)	6.64	(d)	61
Year ended 02/28/23	3.80	0.18	(0.37)	(0.19)	(0.19)	–	(0.19)	3.42	(5.08)	18,972	0.71		0.71		5.26		87
Year ended 02/28/22	3.96	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.80	0.67	27,997	0.72		0.72		4.21		88
Year ended 02/28/21	3.94	0.20	0.06	0.26	(0.23)	(0.01)	(0.24)	3.96	7.21	38,676	0.74		0.74		5.22		101
Year ended 02/29/20	4.04	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.94	3.75	55,520	0.68		0.69		5.42		62
Year ended 02/28/19	4.12	0.21	(0.07)	0.14	(0.22)	–	(0.22)	4.04	3.59	64,804	0.84		0.84		5.27		34
Class R6
Six months ended 08/31/23	3.43	0.12	0.01	0.13	(0.11)	–	(0.11)	3.45	3.74	360,819	0.63	(d)	0.63	(d)	6.71	(d)	61
Year ended 02/28/23	3.81	0.19	(0.38)	(0.19)	(0.19)	–	(0.19)	3.43	(5.00)	71,702	0.64		0.64		5.33		87
Year ended 02/28/22	3.97	0.17	(0.14)	0.03	(0.19)	–	(0.19)	3.81	0.75	80,390	0.64		0.64		4.29		88
Year ended 02/28/21	3.95	0.20	0.07	0.27	(0.24)	(0.01)	(0.25)	3.97	7.29	83,282	0.65		0.65		5.31		101
Year ended 02/29/20	4.05	0.22	(0.07)	0.15	(0.25)	–	(0.25)	3.95	3.70	190,003	0.59		0.60		5.51		62
Year ended 02/28/19	4.12	0.22	(0.06)	0.16	(0.23)	–	(0.23)	4.05	3.94	186,913	0.75		0.75		5.36		34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or

17	Invesco High Yield Fund

other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower

18	Invesco High Yield Fund

to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, the Fund paid the Adviser $3,260 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

M.

Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may

19	Invesco High Yield Fund

write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable

20	Invesco High Yield Fund

price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

P.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

Q.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 200 million	0.625%

Next $300 million	0.550%

Next $500 million	0.500%

Over $1 billion	0.450%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.54%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $11,504.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

21	Invesco High Yield Fund

 Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $12,756 in front-end sales commissions from the sale of Class A shares and $5,523 and $1,689 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

 Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$893,187,337	$–	$893,187,337

Variable Rate Senior Loan Interests	–	58,913,308	8,355,475	67,268,783

Non-U.S. Dollar Denominated Bonds & Notes	–	57,514,404	–	57,514,404

Preferred Stocks	5	5,122,485	–	5,122,490

Exchange-Traded Funds	–	2,723,914	–	2,723,914

Asset-Backed Securities	–	2,461,771	–	2,461,771

Common Stocks & Other Equity Interests	1,117,440	–	0	1,117,440

Money Market Funds	27,066,922	1,112,610	–	28,179,532

Options Purchased	479,013	–	–	479,013

Total Investments in Securities	28,663,380	1,021,035,829	8,355,475	1,058,054,684

Other Investments - Assets*

Forward Foreign Currency Contracts	–	597,691	–	597,691

Other Investments - Liabilities*

Options Written	(37,066)	–	–	(37,066)

Total Other Investments	(37,066)	597,691	–	560,625

Total Investments	$28,626,314	$1,021,633,520	$8,355,475	$1,058,615,309

*	Forward foreign currency contracts are valued at unrealized appreciation. Options written are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

	Value
Derivative Assets	Currency Risk	Equity Risk	Total

Unrealized appreciation on forward foreign currency contracts outstanding	$597,691	$–	$597,691

Options purchased, at value – Exchange-Traded(a)	–	479,013	479,013

Total Derivative Assets	597,691	479,013	1,076,704

Derivatives not subject to master netting agreements	–	(479,013)	(479,013)

Total Derivative Assets subject to master netting agreements	$597,691	$–	$597,691

22	Invesco High Yield Fund

Value
Equity
Derivative Liabilities	Risk

Options written, at value – Exchange-Traded	$(37,066)

Derivatives not subject to master netting agreements	37,066

Total Derivative Liabilities subject to master netting agreements	$-

(a)	Options purchased, at value as reported in the Schedule of Investments.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

Financial
	Derivative		Collateral
	Assets		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Canadian Imperial Bank of Commerce	$ 41,578	$ 41,578	$-	$-	$ 41,578

State Street Bank & Trust Co.	556,113	556,113	-	-	556,113

Total	$597,691	$597,691	$-	$-	$597,691

Effect of Derivative Investments for the six months ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Currency	Equity
	Risk	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$-	$(533,449)	$-	$(533,449)

Options purchased(a)	-	-	(602,990)	(602,990)

Options written	-	-	54,837	54,837

Swap agreements	(1,265,322)	-	-	(1,265,322)

Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	-	406,579	-	406,579

Options purchased(a)	-	-	279,030	279,030

Options written	-	-	(16,441)	(16,441)

Swap agreements	143,154	-	-	143,154

Total	$(1,122,168)	$(126,870)	$(285,564)	$(1,534,602)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) on investment securities.

 The table below summarizes the average notional value of derivatives held during the period.

	Forward Foreign Currency Contracts	Equity Options Purchased	Index Options Purchased	Equity Options Written	Swap Agreements

Average notional value	$52,797,292	$23,773,900	$10,675,000	$18,102,000	$27,500,000

Average contracts	–	3,803	772	2,586	-

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $9,557.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

23	Invesco High Yield Fund

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

 Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

 The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$70,095,300	$197,781,240	$267,876,540

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $876,653,297 and $596,600,488, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$14,649,071

Aggregate unrealized (depreciation) of investments	(60,357,676)

Net unrealized appreciation (depreciation) of investments	$(45,708,605)

Cost of investments for tax purposes is $1,104,323,914.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	18,937,230	$64,835,153	28,072,827	$97,953,642

Class C	523,239	1,795,837	902,557	3,095,169

Class Y	4,859,634	16,642,702	4,165,049	14,496,594

Investor Class	6,468,970	22,208,806	20,782,082	72,886,195

Class R5	520,944	1,777,197	1,353,392	4,705,279

Class R6	86,563,373	294,377,686	5,322,255	18,715,580

Issued as reinvestment of dividends:
Class A	3,494,246	12,020,046	6,126,232	21,360,810

Class C	83,106	285,198	150,211	522,995

Class Y	284,040	978,528	443,935	1,550,650

Investor Class	406,968	1,397,953	735,489	2,563,757

Class R5	160,929	551,205	327,501	1,140,156

Class R6	2,909,062	9,991,293	1,029,936	3,591,094

Automatic conversion of Class C shares to Class A shares:
Class A	107,756	369,234	337,014	1,183,994

Class C	(108,031)	(369,234)	(337,867)	(1,183,994)

24	Invesco High Yield Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(25,044,190)	$(85,873,417)	(40,425,061)	$(141,431,427)

Class C	(654,731)	(2,239,635)	(1,717,437)	(5,989,061)

Class Y	(4,777,743)	(16,432,991)	(4,034,937)	(14,068,844)

Investor Class	(7,619,072)	(26,164,274)	(22,322,019)	(78,451,249)

Class R5	(846,231)	(2,888,179)	(3,498,812)	(12,271,075)

Class R6	(5,689,200)	(19,464,105)	(6,529,752)	(22,894,946)

Net increase (decrease) in share activity	80,580,299	$273,799,003	(9,117,405)	$(32,524,681)

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 26% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

    In addition, 22% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

25	Invesco High Yield Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/23)	(08/31/23)[1]	Period[2]	(08/31/23)	Period[2]	Ratio
Class A	$1,000.00	$1,035.50	$5.17	$1,020.06	$5.13	1.01%
Class C	1,000.00	1,031.60	8.99	1,016.29	8.92	1.76
Class Y	1,000.00	1,036.80	3.89	1,021.32	3.86	0.76
Investor Class	1,000.00	1,035.50	5.17	1,020.06	5.13	1.01
Class R5	1,000.00	1,037.00	3.58	1,021.62	3.56	0.70
Class R6	1,000.00	1,037.40	3.23	1,021.97	3.20	0.63

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

26	Invesco High Yield Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the second quintile of its performance for the one year period and the fourth quintile of its performance universe for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that

27	Invesco High Yield Fund

performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund underwent a change in portfolio management and investment process in 2020, and that performance results prior to such date were those of the prior portfolio management team and investment process. The Board also considered that performance relative to its performance universe and benchmark had improved since that time. The Board further considered that the Fund’s underperformance during the March 2020 sell-off in the market continued to negatively impact the Fund’s long-term performance rankings. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled. The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending

28	Invesco High Yield Fund

activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29	Invesco High Yield Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	HYI-SAR-1

Semiannual Report to Shareholders	August 31, 2023
Invesco High Yield Bond Factor Fund
Nasdaq:
A: OGYAX ∎ C: OGYCX ∎ R: OGYNX ∎ Y: OGYYX ∎ R5: GBHYX ∎ R6: OGYIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
15	Financial Statements
18	Financial Highlights
19	Notes to Financial Statements
27	Fund Expenses
28	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.83%
Class C Shares	4.58
Class R Shares	4.70
Class Y Shares	4.96
Class R5 Shares	4.96
Class R6 Shares	4.96
Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index▼ (Broad Market/Style-Specific Index)	4.55

Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged index considered representative of the US high-yield, fixed-rate corporate bond market. Index weights for each issuer are capped at 2%.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

  A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco High Yield Bond Factor Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (11/8/13)	2.38%
5 Years	1.56
1 Year	2.11

Class C Shares
Inception (11/8/13)	2.24%
5 Years	1.73
1 Year	4.97

Class R Shares
Inception (11/8/13)	2.59%
5 Years	2.22
1 Year	6.49

Class Y Shares
Inception (11/8/13)	3.13%
5 Years	2.73
1 Year	7.02

Class R5 Shares
Inception	2.95%
5 Years	2.69
1 Year	7.02

Class R6 Shares
Inception (11/8/13)	3.16%
5 Years	2.76
1 Year	7.02

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Global High Yield Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Global High Yield Fund. The Fund was subsequently renamed the Invesco High Yield Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

 Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco High Yield Bond Factor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;

∎	The Fund’s investment strategy remained appropriate for an open-end fund;

∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;

∎	The Fund did not breach the 15% limit on Illiquid Investments; and

∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco High Yield Bond Factor Fund

Schedule of Investments(a)

August 31, 2023

(Unaudited)

	Principal
	Amount	Value

U.S. Dollar Denominated Bonds & Notes–94.03%
Advertising–0.23%
Advantage Sales & Marketing, Inc., 6.50%, 11/15/2028(b)	$88,000	$76,803

Aerospace & Defense–1.74%
Bombardier, Inc. (Canada), 7.50%, 02/01/2029(b)	109,000	106,908

Howmet Aerospace, Inc.,
5.13%, 10/01/2024	39,000	38,647

6.88%, 05/01/2025	49,000	49,388

5.90%, 02/01/2027	49,000	48,703

Spirit AeroSystems, Inc., 9.38%, 11/30/2029(b)	111,000	115,813

TransDigm, Inc., 6.25%, 03/15/2026(b)	231,000	229,024

		588,483

Agricultural & Farm Machinery–0.30%
Titan International, Inc., 7.00%, 04/30/2028	108,000	102,995

Air Freight & Logistics–0.69%
Rand Parent LLC, 8.50%, 02/15/2030(b)	244,000	232,627

Alternative Carriers–0.64%
Lumen Technologies, Inc., 4.00%, 02/15/2027(b)	208,000	131,282

Zayo Group Holdings, Inc., 4.00%, 03/01/2027(b)	113,000	84,788

		216,070

Aluminum–0.09%
Kaiser Aluminum Corp., 4.50%, 06/01/2031(b)	39,000	31,548

Apparel Retail–0.57%
Foot Locker, Inc., 4.00%, 10/01/2029(b)	76,000	57,271

Gap, Inc. (The),
3.63%, 10/01/2029(b)	79,000	60,213

3.88%, 10/01/2031(b)	51,000	37,003

Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	55,000	39,871

		194,358

Apparel, Accessories & Luxury Goods–0.65%
G-III Apparel Group Ltd., 7.88%, 08/15/2025(b)	66,000	64,758

Hanesbrands, Inc., 4.88%, 05/15/2026(b)(c)	100,000	93,590

Under Armour, Inc., 3.25%, 06/15/2026	68,000	62,386

		220,734

Application Software–0.64%
Cloud Software Group, Inc.,
6.50%, 03/31/2029(b)	50,000	44,768

9.00%, 09/30/2029(b)	72,000	64,434

Open Text Holdings, Inc. (Canada),
4.13%, 02/15/2030(b)	82,000	70,738

4.13%, 12/01/2031(b)	46,000	38,227

		218,167

	Principal
	Amount	Value

Asset Management & Custody Banks–0.46%
APX Group, Inc., 5.75%, 07/15/2029(b)	$121,000	$104,366

Brightsphere Investment Group, Inc., 4.80%, 07/27/2026	54,000	51,589

		155,955

Automobile Manufacturers–2.76%
Ford Motor Co., 7.13%, 11/15/2025	75,000	75,608

Ford Motor Credit Co. LLC,
2.30%, 02/10/2025	200,000	188,091

4.27%, 01/09/2027	200,000	185,101

4.95%, 05/28/2027	200,000	187,852

4.13%, 08/17/2027	200,000	181,654

J.B. Poindexter & Co., Inc., 7.13%, 04/15/2026(b)	90,000	88,128

PM General Purchaser LLC, 9.50%, 10/01/2028(b)	31,000	29,879

		936,313

Automotive Parts & Equipment–1.25%
Clarios Global L.P./Clarios US Finance Co., 8.50%, 05/15/2027(b)	93,000	94,111

IHO Verwaltungs GmbH (Germany), 7.13% PIK Rate, 6.38% Cash Rate, 05/15/2029(b)(d)	200,000	185,305

ZF North America Capital, Inc. (Germany), 4.75%, 04/29/2025(b)	150,000	145,881

		425,297

Automotive Retail–0.25%
Sonic Automotive, Inc., 4.63%, 11/15/2029(b)	100,000	85,597

Broadcasting–2.77%
AMC Networks, Inc., 4.75%, 08/01/2025	152,000	142,633

iHeartCommunications, Inc.,
6.38%, 05/01/2026	97,229	84,931

8.38%, 05/01/2027	64,671	44,848

5.25%, 08/15/2027(b)	68,000	53,839

Paramount Global, 6.38%, 03/30/2062(e)	299,000	246,944

TEGNA, Inc., 4.75%, 03/15/2026(b)	83,000	79,160

Townsquare Media, Inc., 6.88%, 02/01/2026(b)	65,000	62,624

Univision Communications, Inc., 5.13%, 02/15/2025(b)	86,000	84,895

Urban One, Inc., 7.38%, 02/01/2028(b)	51,000	44,393

Videotron Ltd. (Canada), 5.13%, 04/15/2027(b)	100,000	95,840

		940,107

Broadline Retail–2.74%
Kohl’s Corp., 4.63%, 05/01/2031	100,000	73,715

Macy’s Retail Holdings LLC,
5.88%, 04/01/2029(b)(c)	68,000	61,532

5.88%, 03/15/2030(b)	133,000	116,494

6.13%, 03/15/2032(b)	70,000	60,088

4.50%, 12/15/2034	64,000	45,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Broadline Retail–(continued)
Nordstrom, Inc.,
4.00%, 03/15/2027	$141,000	$123,155

4.38%, 04/01/2030	130,000	104,000

4.25%, 08/01/2031	67,000	50,463

QVC, Inc., 4.45%, 02/15/2025	100,000	90,008

Rakuten Group, Inc. (Japan), 10.25%, 11/30/2024(b)	200,000	202,000

		927,149

Building Products–1.68%
Masonite International Corp.,
5.38%, 02/01/2028(b)	138,000	130,903

3.50%, 02/15/2030(b)	135,000	113,183

Standard Industries, Inc.,
5.00%, 02/15/2027(b)	96,000	91,107

4.75%, 01/15/2028(b)	96,000	88,512

4.38%, 07/15/2030(b)	111,000	95,261

3.38%, 01/15/2031(b)	65,000	51,888

		570,854

Cable & Satellite–5.02%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.50%, 05/01/2026(b)	125,000	122,196

5.13%, 05/01/2027(b)(c)	214,000	201,373

CSC Holdings LLC,
5.25%, 06/01/2024	58,000	55,073

4.63%, 12/01/2030(b)	200,000	104,830

DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.88%, 08/15/2027(b)	312,000	276,781

DISH DBS Corp.,
5.88%, 11/15/2024	193,000	179,696

5.25%, 12/01/2026(b)	246,000	207,826

5.75%, 12/01/2028(b)	124,000	96,490

DISH Network Corp., 11.75%, 11/15/2027(b)	60,000	60,932

LCPR Senior Secured Financing DAC, 6.75%, 10/15/2027(b)	180,000	169,622

Telenet Finance Luxembourg Notes S.a.r.l. (Belgium), 5.50%, 03/01/2028(b)	70,000	64,330

VZ Secured Financing B.V. (Netherlands), 5.00%, 01/15/2032(b)	200,000	163,231

		1,702,380

Casinos & Gaming–4.09%
Affinity Interactive, 6.88%, 12/15/2027(b)	170,000	150,698

Caesars Entertainment, Inc., 6.25%, 07/01/2025(b)	103,000	102,293

Genting New York LLC/GENNY Capital, Inc., 3.30%, 02/15/2026(b)	200,000	178,350

International Game Technology PLC, 6.50%, 02/15/2025(b)	200,000	200,358

Las Vegas Sands Corp.,
3.20%, 08/08/2024	93,000	90,098

2.90%, 06/25/2025	200,000	188,998

Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	200,000	167,886

MGM Resorts International, 6.75%, 05/01/2025	49,000	49,125

Mohegan Tribal Gaming Authority, 8.00%, 02/01/2026(b)	97,000	90,419

	Principal
	Amount	Value

Casinos & Gaming–(continued)
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp., 5.88%, 09/01/2031(b)	$133,000	$102,955

Sabre GLBL, Inc.,
9.25%, 04/15/2025(b)	6,000	5,917

7.38%, 09/01/2025(b)	62,000	60,993

		1,388,090

Coal & Consumable Fuels–0.54%
Alliance Resource Operating Partners L.P./Alliance Resource Finance Corp., 7.50%, 05/01/2025(b)	14,000	13,967

Enviva Partners L.P./Enviva Partners Finance Corp., 6.50%, 01/15/2026(b)	199,000	169,851

		183,818

Commercial & Residential Mortgage Finance–0.09%
PennyMac Financial Services, Inc., 5.75%, 09/15/2031(b)	38,000	31,980

Commodity Chemicals–0.27%
Methanex Corp. (Canada), 5.25%, 12/15/2029	102,000	93,007

Communications Equipment–0.80%
CommScope Technologies LLC, 6.00%, 06/15/2025(b)	99,000	90,709

Hughes Satellite Systems Corp., 6.63%, 08/01/2026	64,000	55,584

Viasat, Inc., 5.63%, 04/15/2027(b)	141,000	126,097

		272,390

Construction & Engineering–0.11%
AECOM, 5.13%, 03/15/2027	40,000	38,415

Construction Machinery & Heavy Transportation Equipment– 0.09%
Manitowoc Co., Inc. (The), 9.00%, 04/01/2026(b)	31,000	31,187

Construction Materials–0.51%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/2028(b)(c)	56,000	55,917

Eco Material Technologies, Inc., 7.88%, 01/31/2027(b)	118,000	115,170

		171,087

Consumer Finance–3.43%
Ally Financial, Inc., 5.75%, 11/20/2025(c)	160,000	155,342

ASG Finance Designated Activity Co. (Cyprus), 7.88%, 12/03/2024(b)	200,000	195,470

Credit Acceptance Corp., 5.13%, 12/31/2024(b)	139,000	135,524

Navient Corp.,
5.88%, 10/25/2024	63,000	62,117

6.75%, 06/25/2025	100,000	99,405

5.50%, 03/15/2029	62,000	53,072

5.63%, 08/01/2033	79,000	59,977

OneMain Finance Corp.,
6.88%, 03/15/2025	50,000	49,795

7.13%, 03/15/2026	72,000	70,913

9.00%, 01/15/2029	119,000	120,749

PRA Group, Inc., 8.38%, 02/01/2028(b)	79,000	72,178

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Consumer Finance–(continued)
SLM Corp., 3.13%, 11/02/2026	$100,000	$89,102

		1,163,644

Distributors–0.33%
Evergreen Acqco 1 L.P./TVI, Inc., 9.75%, 04/26/2028(b)	54,000	56,361

Windsor Holdings III LLC, 8.50%, 06/15/2030 (Acquired 08/16/2023; Cost $56,040)(b)(f)	56,000	56,314

		112,675

Diversified Banks–0.23%
Freedom Mortgage Corp.,
7.63%, 05/01/2026(b)	47,000	43,281

6.63%, 01/15/2027(b)	40,000	35,065

		78,346

Diversified Chemicals–1.32%
Chemours Co. (The),
5.38%, 05/15/2027	54,000	50,882

5.75%, 11/15/2028(b)	145,000	130,387

4.63%, 11/15/2029(b)	48,000	39,948

INEOS Finance PLC (Luxembourg), 6.75%, 05/15/2028(b)	200,000	191,677

Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., 5.13%, 04/01/2029(b)	63,000	34,093

		446,987

Diversified Financial Services–2.81%
Albion Financing 1 S.a.r.l./Aggreko Holdings, Inc. (Luxembourg), 6.13%, 10/15/2026(b)	200,000	189,452

Jefferies Finance LLC/JFIN Co-Issuer Corp., 5.00%, 08/15/2028(b)	200,000	170,974

Midcap Financial Issuer Trust, 6.50%, 05/01/2028(b)	200,000	178,191

PHH Mortgage Corp., 7.88%, 03/15/2026(b)	64,000	57,309

Photo Holdings Merger Sub, Inc., 8.50%, 10/01/2026(b)	65,000	31,570

Resorts World Las Vegas LLC/RWLV Capital, Inc., 4.63%, 04/16/2029(b)	200,000	163,619

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	34,000	30,002

United Wholesale Mortgage LLC,
5.50%, 11/15/2025(b)	99,000	95,282

5.75%, 06/15/2027(b)	38,000	35,050

		951,449

Diversified Metals & Mining–0.57%
Mineral Resources Ltd. (Australia),
8.13%, 05/01/2027(b)	95,000	94,903

8.50%, 05/01/2030(b)	99,000	99,478

		194,381

Diversified Real Estate Activities–0.67%
Five Point Operating Co. L.P./Five Point Capital Corp., 7.88%, 11/15/2025(b)	242,000	225,944

Diversified REITs–0.41%
HAT Holdings I LLC/HAT Holdings II LLC, 3.38%, 06/15/2026(b)	60,000	53,942

	Principal
	Amount	Value

Diversified REITs–(continued)
Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 4.75%, 04/15/2028(b)	$100,000	$84,384

		138,326

Diversified Support Services–0.38%
MPH Acquisition Holdings LLC, 5.75%, 11/01/2028(b)(c)	1,000	750

Neptune Bidco US, Inc., 9.29%, 04/15/2029(b)	135,000	126,187

		126,937

Electric Utilities–1.86%
DPL, Inc., 4.13%, 07/01/2025	46,000	43,801

Edison International, 8.13%, 06/15/2053(e)	101,000	102,982

FirstEnergy Corp., Series B, 4.15%, 07/15/2027	105,000	99,140

NRG Energy, Inc.,
5.25%, 06/15/2029(b)	80,000	72,083

3.63%, 02/15/2031(b)	198,000	154,743

3.88%, 02/15/2032(b)	79,000	61,195

Vistra Operations Co. LLC, 5.63%, 02/15/2027(b)	100,000	96,361

		630,305

Electrical Components & Equipment–0.32%
WESCO Distribution, Inc., 7.13%, 06/15/2025(b)	107,000	107,574

Electronic Components–0.67%
Imola Merger Corp., 4.75%, 05/15/2029(b)	195,000	173,525

Likewize Corp., 9.75%, 10/15/2025(b)	55,000	54,023

		227,548

Environmental & Facilities Services–0.34%
Enviri Corp., 5.75%, 07/31/2027(b)	65,000	56,440

Stericycle, Inc., 5.38%, 07/15/2024(b)	60,000	59,843

		116,283

Financial Exchanges & Data–0.20%
Coinbase Global, Inc., 3.38%, 10/01/2028(b)	91,000	67,035

Food Distributors–0.71%
C&S Group Enterprises LLC, 5.00%, 12/15/2028(b)	150,000	116,486

Performance Food Group, Inc., 6.88%, 05/01/2025(b)	51,000	51,122

US Foods, Inc., 6.25%, 04/15/2025(b)	72,000	72,253

		239,861

Food Retail–0.35%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s L.P./Albertson’s LLC, 4.63%, 01/15/2027(b)	126,000	119,114

Footwear–0.35%
Abercrombie & Fitch Management Co., 8.75%, 07/15/2025(b)	15,000	15,276

Wolverine World Wide, Inc., 4.00%, 08/15/2029(b)	136,000	101,988

		117,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Gas Utilities–0.61%
AmeriGas Partners L.P./AmeriGas Finance Corp., 5.50%, 05/20/2025	$101,000	$99,213

Ferrellgas L.P./Ferrellgas Finance Corp., 5.88%, 04/01/2029(b)	122,000	107,751

		206,964

Health Care Distributors–0.39%
Owens & Minor, Inc., 6.63%, 04/01/2030(b)	145,000	132,044

Health Care Facilities–0.52%
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/2026(b)	31,000	29,018

Tenet Healthcare Corp., 4.88%, 01/01/2026	151,000	146,537

		175,555

Health Care REITs–0.27%
MPT Operating Partnership L.P./MPT Finance Corp.,
5.00%, 10/15/2027	78,000	61,711

4.63%, 08/01/2029	40,000	28,931

		90,642

Health Care Services–2.82%
Community Health Systems, Inc.,
8.00%, 03/15/2026(b)	152,000	148,548

5.63%, 03/15/2027(b)	70,000	61,673

6.00%, 01/15/2029(b)	77,000	64,575

6.88%, 04/15/2029(b)	146,000	89,676

6.13%, 04/01/2030(b)	33,000	19,021

5.25%, 05/15/2030(b)	61,000	48,161

4.75%, 02/15/2031(b)	80,000	59,672

ModivCare, Inc., 5.88%, 11/15/2025(b)	159,000	151,028

Pediatrix Medical Group, Inc., 5.38%, 02/15/2030(b)	67,000	61,164

Prime Healthcare Services, Inc., 7.25%, 11/01/2025(b)	103,000	96,618

US Acute Care Solutions LLC, 6.38%, 03/01/2026(b)	178,000	155,013

		955,149

Health Care Technology–0.42%
athenahealth Group, Inc., 6.50%, 02/15/2030(b)	163,000	141,712

Home Furnishings–0.35%
Tempur Sealy International, Inc., 3.88%, 10/15/2031(b)	148,000	119,072

Home Improvement Retail–0.87%
JELD-WEN, Inc., 4.88%, 12/15/2027(b)	188,000	167,522

Specialty Building Products Holdings LLC/ SBP Finance Corp., 6.38%, 09/30/2026(b)	134,000	128,468

		295,990

Homebuilding–1.60%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
6.25%, 09/15/2027(b)	83,000	76,277

5.00%, 06/15/2029(b)	38,000	31,740

4.88%, 02/15/2030(b)	134,000	110,827

	Principal
	Amount	Value

Homebuilding–(continued)
Empire Communities Corp. (Canada), 7.00%, 12/15/2025(b)	$108,000	$104,363

LGI Homes, Inc., 4.00%, 07/15/2029(b)	113,000	93,550

Mattamy Group Corp. (Canada), 4.63%, 03/01/2030(b)	38,000	33,624

New Home Co., Inc. (The), 7.25%, 10/15/2025(b)	100,000	93,041

		543,422

Hotel & Resort REITs–0.49%
Service Properties Trust,
7.50%, 09/15/2025	100,000	98,912

4.95%, 02/15/2027	78,000	67,606

		166,518

Hotels, Resorts & Cruise Lines–0.97%
Carnival Corp., 7.63%, 03/01/2026(b)	159,000	158,672

Travel + Leisure Co., Series J, 6.00%, 04/01/2027	174,000	169,346

		328,018

Housewares & Specialties–0.57%
Newell Brands, Inc.,
4.70%, 04/01/2026	147,000	140,974

5.88%, 04/01/2036	60,000	53,384

		194,358

Independent Power Producers & Energy Traders–0.44%
EnfraGen Energia Sur S.A./EnfraGen Spain S.A./Prime Energia S.p.A. (Colombia), 5.38%, 12/30/2030(b)	200,000	147,632

Industrial Conglomerates–0.51%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp.,
6.25%, 05/15/2026	92,000	85,342

5.25%, 05/15/2027	101,000	88,736

		174,078

Industrial Machinery & Supplies & Components–0.08%
GrafTech Finance, Inc., 4.63%, 12/15/2028(b)	34,000	26,721

Insurance Brokers–0.51%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/2027(b)	103,000	97,468

HUB International Ltd., 7.00%, 05/01/2026(b)	74,000	73,928

		171,396

Integrated Telecommunication Services–3.56%
Altice France S.A. (France),
8.13%, 02/01/2027(b)	200,000	169,208

5.13%, 07/15/2029(b)	200,000	141,566

CommScope, Inc., 6.00%, 03/01/2026(b)	114,000	103,708

Connect Finco S.a.r.l./Connect US Finco LLC (United Kingdom), 6.75%, 10/01/2026(b)	200,000	189,933

Consolidated Communications, Inc., 6.50%, 10/01/2028(b)	10,000	7,686

Embarq Corp., 8.00%, 06/01/2036	132,000	80,528

Frontier North, Inc., Series G, 6.73%, 02/15/2028	120,000	109,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Integrated Telecommunication Services–(continued)
Level 3 Financing, Inc.,
3.88%, 11/15/2029(b)	$156,000	$137,903

10.50%, 05/15/2030(b)	128,000	130,136

Ligado Networks LLC, 15.50% PIK Rate, 0.00% Cash Rate, 11/01/2023(b)(d)	51,326	17,836

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	105,000	103,731

Windstream Escrow LLC/Windstream Escrow Finance Corp., 7.75%, 08/15/2028(b)	17,000	13,798

		1,205,493

Interactive Media & Services–0.39%
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/2026(b)(g)	94,000	2,332

Millennium Escrow Corp., 6.63%, 08/01/2026(b)	65,000	53,617

TripAdvisor, Inc., 7.00%, 07/15/2025(b)	76,000	75,887

		131,836

Internet Services & Infrastructure–0.18%
Cogent Communications Group, Inc., 3.50%, 05/01/2026(b)	67,000	62,089

Investment Banking & Brokerage–0.24%
NFP Corp., 6.88%, 08/15/2028(b)	92,000	81,114

IT Consulting & Other Services–0.32%
Unisys Corp., 6.88%, 11/01/2027(b)	139,000	109,815

Leisure Facilities–0.59%
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., 5.50%, 05/01/2025(b)	40,000	39,721

Life Time, Inc., 5.75%, 01/15/2026(b)	34,000	33,203

NCL Corp. Ltd.,
5.88%, 03/15/2026(b)	64,000	60,404

5.88%, 02/15/2027(b)	69,000	66,926

		200,254

Leisure Products–0.20%
Vista Outdoor, Inc., 4.50%, 03/15/2029(b)	80,000	66,749

Metal, Glass & Plastic Containers–1.45%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 5.25%, 04/30/2025(b)	200,000	195,575

Ball Corp.,
5.25%, 07/01/2025	103,000	101,665

4.88%, 03/15/2026	53,000	51,539

Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada), 6.00%, 09/15/2028(b)	46,000	41,521

Mauser Packaging Solutions Holding Co.,
7.25%, 04/15/2025(b)	69,000	68,644

9.25%, 04/15/2027(b)	34,000	30,838

		489,782

Mortgage REITs–0.61%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	96,000	80,806

	Principal
	Amount	Value

Mortgage REITs–(continued)
Starwood Property Trust, Inc., 4.38%,
01/15/2027(b)	$142,000	$126,960

		207,766

Movies & Entertainment–0.70%
Cinemark USA, Inc.,
8.75%, 05/01/2025(b)	60,000	60,779

5.88%, 03/15/2026(b)	34,000	32,671

Lions Gate Capital Holdings LLC, 5.50%, 04/15/2029(b)	48,000	29,297

Live Nation Entertainment, Inc.,
4.88%, 11/01/2024(b)	33,000	32,446

6.50%, 05/15/2027(b)	83,000	83,139

		238,332

Multi-Utilities–0.36%
Algonquin Power & Utilities Corp. (Canada), 4.75%, 01/18/2082(e)	150,000	122,828

Office REITs–0.64%
Office Properties Income Trust,
4.50%, 02/01/2025	195,000	174,602

2.65%, 06/15/2026	55,000	41,200

		215,802

Office Services & Supplies–0.79%
ACCO Brands Corp., 4.25%, 03/15/2029(b)	117,000	100,061

Pitney Bowes, Inc.,
6.88%, 03/15/2027(b)(c)	70,000	52,916

7.25%, 03/15/2029(b)	105,000	76,251

Steelcase, Inc., 5.13%, 01/18/2029	45,000	39,865

		269,093

Oil & Gas Drilling–1.51%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	106,000	98,631

Harvest Midstream I L.P., 7.50%, 09/01/2028(b)	130,000	130,442

Nabors Industries, Inc., 7.38%, 05/15/2027(b)	38,000	37,118

Rockies Express Pipeline LLC,
4.80%, 05/15/2030(b)	68,000	59,519

7.50%, 07/15/2038(b)	50,000	47,512

6.88%, 04/15/2040(b)	98,000	88,573

Valaris Ltd., 8.38%, 04/30/2030(b)	48,000	48,935

		510,730

Oil & Gas Equipment & Services–0.31%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	75,000	74,680

USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, 04/01/2026	30,000	29,690

		104,370

Oil & Gas Exploration & Production–4.67%
Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(b)	58,000	58,863

Civitas Resources, Inc., 8.75%, 07/01/2031(b)	59,000	61,139

CNX Resources Corp., 7.38%, 01/15/2031(b)	58,000	57,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Oil & Gas Exploration & Production–(continued)
Comstock Resources, Inc., 5.88%, 01/15/2030(b)	$144,000	$127,320

Crescent Energy Finance LLC, 7.25%, 05/01/2026(b)	95,000	93,672

CrownRock L.P./CrownRock Finance, Inc., 5.63%, 10/15/2025(b)	84,000	82,749

Earthstone Energy Holdings LLC, 8.00%, 04/15/2027(b)	59,000	60,274

Encino Acquisition Partners Holdings LLC, 8.50%, 05/01/2028(b)	154,000	146,161

Gulfport Energy Corp.,
8.00%, 05/17/2026	1,756	1,785

8.00%, 05/17/2026(b)	39,502	40,151

Gulfport Energy Operating Corp., 0.00%, 05/15/2025(h)	135,000	254

Harbour Energy PLC (United Kingdom), 5.50%, 10/15/2026(b)	200,000	186,930

Hilcorp Energy I L.P./Hilcorp Finance Co., 5.75%, 02/01/2029(b)	73,000	67,788

Moss Creek Resources Holdings, Inc.,
7.50%, 01/15/2026(b)	62,000	59,410

10.50%, 05/15/2027(b)	94,000	93,363

Murphy Oil Corp., 5.88%, 12/01/2042	110,000	92,776

Southwestern Energy Co., 5.70%, 01/23/2025	71,000	70,375

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	32,000	30,003

Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	167,000	168,611

Vital Energy, Inc., 10.13%, 01/15/2028	82,000	83,320

		1,582,893

Oil & Gas Refining & Marketing–1.05%
CVR Energy, Inc., 5.25%, 02/15/2025(b)	97,000	94,182

NuStar Logistics L.P.,
6.00%, 06/01/2026	56,000	54,943

5.63%, 04/28/2027	52,000	50,502

Parkland Corp. (Canada), 4.63%, 05/01/2030(b)	69,000	60,903

PBF Holding Co. LLC/PBF Finance Corp., 6.00%, 02/15/2028	100,000	94,681

		355,211

Oil & Gas Storage & Transportation–3.90%
Buckeye Partners L.P., 4.13%, 03/01/2025(b)	100,000	96,393

Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp., 6.00%, 02/01/2029(b)	63,000	61,913

EQM Midstream Partners L.P.,
7.50%, 06/01/2027(b)	52,000	52,532

6.50%, 07/01/2027(b)	54,000	53,707

4.50%, 01/15/2029(b)	81,000	73,675

4.75%, 01/15/2031(b)	110,000	97,318

Holly Energy Partners L.P./Holly Energy Finance Corp., 6.38%, 04/15/2027(b)	61,000	60,741

ITT Holdings LLC, 6.50%, 08/01/2029(b)	75,000	67,758

New Fortress Energy, Inc.,
6.75%, 09/15/2025(b)	142,000	137,387

6.50%, 09/30/2026(b)	186,000	173,059

Northriver Midstream Finance L.P. (Canada), 5.63%, 02/15/2026(b)	47,000	45,236

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(i)	$162,000	$156,476

Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.,
6.00%, 03/01/2027(b)	70,000	67,160

5.50%, 01/15/2028(b)	130,000	120,898

6.00%, 12/31/2030(b)	65,000	58,223

		1,322,476

Other Specialized REITs–0.32%
Iron Mountain, Inc.,
4.50%, 02/15/2031(b)	86,000	73,964

5.63%, 07/15/2032(b)	37,000	33,237

		107,201

Other Specialty Retail–1.37%
Bath & Body Works, Inc.,
9.38%, 07/01/2025(b)	50,000	52,355

6.63%, 10/01/2030(b)	62,000	60,526

6.95%, 03/01/2033	64,000	59,877

LSF9 Atlantis Holdings LLC/Victra Finance Corp., 7.75%, 02/15/2026(b)	118,000	107,635

Michaels Cos., Inc. (The), 5.25%, 05/01/2028(b)	69,000	57,591

Staples, Inc., 7.50%, 04/15/2026(b)	152,000	125,910

		463,894

Packaged Foods & Meats–0.32%
Aramark Services, Inc., 6.38%, 05/01/2025(b)	109,000	109,282

Paper & Plastic Packaging Products & Materials–0.97%
Berry Global, Inc., 4.50%, 02/15/2026(b)	91,000	86,684

Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/2026	61,000	58,879

Sealed Air Corp.,
5.50%, 09/15/2025(b)	115,000	113,850

5.00%, 04/15/2029(b)	75,000	69,665

		329,078

Paper Products–0.65%
Clearwater Paper Corp., 5.38%, 02/01/2025(b)	24,000	23,339
Domtar Corp., 6.75%, 10/01/2028(b)	111,000	96,128
Mercer International, Inc. (Germany), 5.13%, 02/01/2029	125,000	102,374

		221,841

Passenger Airlines–1.44%
American Airlines, Inc., 11.75%, 07/15/2025(b)	101,000	110,641

American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)	142,083	139,573

Delta Air Lines, Inc., 7.38%, 01/15/2026	111,000	114,315

Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd., 5.75%, 01/20/2026(b)	132,000	122,272

		486,801

Personal Care Products–0.69%
Coty, Inc., 5.00%, 04/15/2026(b)	38,000	36,563

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Personal Care Products–(continued)
Herbalife Nutrition Ltd./HLF Financing, Inc., 7.88%, 09/01/2025(b)	$204,000	$196,495

		233,058

Pharmaceuticals–2.16%
1375209 BC Ltd. (Canada), 9.00%, 01/30/2028(b)	76,000	76,165

AdaptHealth LLC, 5.13%, 03/01/2030(b)	124,000	101,827

Bausch Health Cos., Inc.,
5.50%, 11/01/2025(b)	79,000	71,232

4.88%, 06/01/2028(b)	105,000	62,403

HLF Financing S.a.r.l. LLC/Herbalife International, Inc., 4.88%, 06/01/2029(b)	81,000	60,680

Jazz Securities DAC, 4.38%, 01/15/2029(b)	200,000	179,386

Organon & Co./Organon Foreign Debt Co-Issuer B.V., 4.13%, 04/30/2028(b)	200,000	181,196

		732,889

Publishing–0.11%
Gannett Holdings LLC, 6.00%, 11/01/2026(b)	43,000	36,924

Real Estate Services–0.16%
Realogy Group LLC/Realogy Co-Issuer Corp., 5.25%, 04/15/2030(b)	79,000	54,922

Reinsurance–0.27%
Global Atlantic Fin Co., 4.70%, 10/15/2051(b)(e)	128,000	92,656

Renewable Electricity–0.24%
Sunnova Energy Corp., 5.88%, 09/01/2026(b)	92,000	81,039

Retail REITs–0.59%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC,
5.75%, 05/15/2026(Acquired 07/05/2022; Cost $62,149)(b)(f)	66,000	60,632

4.50%, 04/01/2027(Acquired 08/24/2022; Cost $61,195)(b)(f)	67,000	56,018

Necessity Retail REIT, Inc. (The)/American Finance Operating Partner L.P., 4.50%, 09/30/2028(b)	108,000	82,811

		199,461

Security & Alarm Services–1.21%
Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.63%, 07/15/2026(b)	69,000	65,699

Brink’s Co. (The), 5.50%, 07/15/2025(b)	100,000	98,409

CoreCivic, Inc., 8.25%, 04/15/2026	83,000	83,404

4.75%, 10/15/2027	75,000	67,153

Prime Security Services Borrower LLC/Prime Finance, Inc., 5.75%, 04/15/2026(b)	96,000	94,297

		408,962

Semiconductors–0.54%
ams-OSRAM AG (Austria), 7.00%, 07/31/2025(b)	200,000	183,562

	Principal
	Amount	Value

Specialized Consumer Services–0.54%
Sotheby’s, 7.38%, 10/15/2027(b)	$200,000	$182,317

Specialized Finance–0.26%
Provident Funding Associates L.P./PFG Finance Corp., 6.38%, 06/15/2025(b)	100,000	88,636

Specialty Chemicals–0.93%
Olympus Water US Holding Corp., 9.75%, 11/15/2028(b)	200,000	201,715

Rayonier A.M. Products, Inc., 7.63%, 01/15/2026(b)	65,000	52,990

WR Grace Holdings LLC, 5.63%, 08/15/2029(b)	72,000	60,955

		315,660

Steel–0.78%
Cleveland-Cliffs, Inc.,
6.75%, 03/15/2026(b)	61,000	61,088

6.75%, 04/15/2030(b)	56,000	53,456

Infrabuild Australia Pty. Ltd. (Australia), 12.00%, 10/01/2024(b)	69,000	67,131

TMS International Corp., 6.25%, 04/15/2029(b)	100,000	83,589

		265,264

Systems Software–0.68%
Gen Digital, Inc., 5.00%, 04/15/2025(b)	87,000	85,369

McAfee Corp., 7.38%, 02/15/2030(b)	89,000	77,947

Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 09/01/2025(b)	82,000	67,267

		230,583

Technology Hardware, Storage & Peripherals–1.58%
Seagate HDD Cayman,
4.88%, 06/01/2027	100,000	95,861

4.13%, 01/15/2031	34,000	27,804

9.63%, 12/01/2032(b)	53,065	58,840

Vericast Corp., 11.00%, 09/15/2026(b)	95,000	99,401

Xerox Corp., 6.75%, 12/15/2039	128,000	99,871

Xerox Holdings Corp.,
5.00%, 08/15/2025(b)	102,000	97,403

5.50%, 08/15/2028(b)	65,000	56,621

		535,801

Telecom Tower REITs–0.17%
SBA Communications Corp., 3.88%, 02/15/2027	61,000	56,454

Tires & Rubber–0.18%
FXI Holdings, Inc., 12.25%, 11/15/2026(b)	68,000	61,200

Tobacco–0.30%
Vector Group Ltd., 5.75%, 02/01/2029(b)	118,000	102,830

Trading Companies & Distributors–0.35%
Alta Equipment Group, Inc., 5.63%, 04/15/2026(b)	33,000	30,572

BlueLinx Holdings, Inc., 6.00%, 11/15/2029(b)	100,000	89,360

		119,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Bond Factor Fund

	Principal
	Amount	Value

Transaction & Payment Processing Services–0.40%
Block, Inc., 2.75%, 06/01/2026	$150,000	$136,545

Total U.S. Dollar Denominated Bonds & Notes (Cost $32,775,336)		31,881,780

	Shares
Exchange-Traded Funds–2.78%
Invesco High Yield Bond Factor ETF (Cost $1,105,001)(j)	43,455	942,104

	Principal Amount
U.S. Treasury Securities–0.34%
U.S. Treasury Bills–0.34%
4.75% - 4.79%, 04/18/2024 (Cost $116,494)(k)(l)	$120,000	116,016

	Shares
Common Stocks & Other Equity Interests–0.25%
Advertising–0.00%
Tenerity LLC, Wts., expiring 04/10/2024(m)	39	0

Apparel, Accessories & Luxury Goods–0.02%
Claire’s Holdings LLC, Class S (Acquired 01/26/2018; Cost $24,938)(f)	20	7,084

Coal & Consumable Fuels–0.06%
ACNR Holdings, Inc.	232	20,555

Oil & Gas Equipment & Services–0.17%
Superior Energy Services, Inc.	761	56,314

Total Common Stocks & Other Equity Interests (Cost $27,606)		83,953

	Principal
	Amount	Value

Variable Rate Senior Loan Interests–0.03%(n)(o)
Apparel, Accessories & Luxury Goods–0.03%
Claire’s Stores, Inc., Term Loan, 11.93% (1mo. USD LIBOR + 6.50%), 12/18/2026 (Acquired 10/12/2018-09/30/2019; Cost $10,753) (Cost $10,754)(f)	$12,172	$11,069

	Shares
Preferred Stocks–0.00%
Apparel, Accessories & Luxury Goods–0.00%
Claire’s Holdings LLC, Series A, Pfd., (Acquired 10/12/2018; Cost $3,125) (Cost $3,125)(f)(m)	5	1,050

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-97.43% (Cost $34,038,316)		33,035,972

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.87%
Invesco Private Government Fund, 5.30%(j)(p)(q)	178,005	178,005

Invesco Private Prime Fund, 5.51%(j)(p)(q)	455,919	455,919

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $633,914)		633,924

TOTAL INVESTMENTS IN SECURITIES–99.30% (Cost $34,672,230)		33,669,896

OTHER ASSETS LESS LIABILITIES-0.70%		236,644

NET ASSETS-100.00%		$33,906,540

Investment Abbreviations:
ETF	- Exchange-Traded Fund
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PIK	- Pay-in-Kind
REIT	- Real Estate Investment Trust
USD	- U.S. Dollar
Wts.	- Warrants

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $24,752,860, which represented 73.00% of the Fund’s Net Assets.

(c)	All or a portion of this security was out on loan at August 31, 2023.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	Restricted security. The aggregate value of these securities at August 31, 2023 was $192,167, which represented less than 1% of the Fund’s Net Assets.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco High Yield Bond Factor ETF	$ 933,848	$–	$–	$8,256	$–	$942,104	$ 33,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Bond Factor Fund

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$96,155	$742,877	$(839,032)	$-	$-	$-	$2,438
Invesco Liquid Assets Portfolio, Institutional Class	68,673	530,627	(599,298)	-	(2)	-	1,770
Invesco Treasury Portfolio, Institutional Class	109,892	849,003	(958,895)	-	-	-	562
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	462,179	2,909,162	(3,193,336)	-	-	178,005	7,443	*
Invesco Private Prime Fund	1,188,461	4,815,360	(5,547,632)	10	(280)	455,919	19,112	*
Total	$2,859,208	$9,847,029	$(11,138,193)	$8,266	$(282)	$1,576,028	$64,435

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(k)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K.
(l)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)

Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with any accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(o)

Variable rate senior loan interests are, at present, not readily marketable, not registered under the 1933 Act and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the Secured Overnight Financing Rate (“SOFR”), on set dates, typically every 30 days, but not greater than one year, and/or have interest rates that float at margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(p)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(q)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	15	December-2023	$1,603,828	$6,648	$6,648
U.S. Treasury 10 Year Notes	16	December-2023	1,776,500	15,529	15,529
U.S. Treasury 10 Year Ultra Notes	4	December-2023	464,437	5,388	5,388
U.S. Treasury Long Bonds	1	December-2023	121,688	1,427	1,427
Subtotal–Long Futures Contracts				28,992	28,992

Short Futures Contracts
Interest Rate Risk
U.S. Treasury 2 Year Notes	13	December-2023	(2,649,461)	(7,306)	(7,306)
Total Futures Contracts				$21,686	$21,686

Open Centrally Cleared Credit Default Swap Agreements
Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation
Credit Risk
Markit CDX North America High Yield Index, Series 39, Version 2	Sell	5.00%	Quarterly	12/20/2027	4.089%	USD 678,150	$15,489	$21,427	$5,938

(a)

Implied credit spreads represent the current level, as of August 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD –U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Bond Factor Fund

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2023

U.S. Dollar Denominated Bonds & Notes	94.03%
Exchange-Traded Funds	2.78
Security Types Each Less Than 1% of Portfolio	0.62
Money Market Funds Plus Other Assets Less Liabilities	2.57

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $32,933,315)*	$32,093,868

Investments in affiliates, at value (Cost $1,738,915)	1,576,028

Other investments:
Variation margin receivable – futures contracts	5,083

Variation margin receivable–centrally cleared swap agreements	14,471

Cash	364,688

Foreign currencies, at value and cost	13

Receivable for:
Investments sold	9,474

Fund shares sold	4,020

Dividends	581

Interest	574,208

Investments matured, at value (Cost $112,892)	9

Investment for trustee deferred compensation and retirement plans	19,181

Other assets	64,690

Total assets	34,726,314

Liabilities:
Payable for:
Investments purchased	69,924

Dividends	32,276

Fund shares reacquired	1,370

Collateral upon return of securities loaned	633,914

Accrued fees to affiliates	17,099

Accrued trustees’ and officers’ fees and benefits	1,145

Accrued other operating expenses	44,865

Trustee deferred compensation and retirement plans	19,181

Total liabilities	819,774

Net assets applicable to shares outstanding	$33,906,540

Net assets consist of:
Shares of beneficial interest	$43,361,826

Distributable earnings (loss)	(9,455,286)

$33,906,540

Net Assets:
Class A	$24,082,848

Class C	$3,357,177

Class R	$4,542,569

Class Y	$1,887,935

Class R5	$8,727

Class R6	$27,284

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	3,062,210

Class C	426,643

Class R	576,985

Class Y	239,798

Class R5	1,109

Class R6	3,465

Class A:
Net asset value per share	$7.86

Maximum offering price per share (Net asset value of $7.86 ÷ 95.75%)	$8.21

Class C:
Net asset value and offering price per share	$7.87

Class R:
Net asset value and offering price per share	$7.87

Class Y:
Net asset value and offering price per share	$7.87

Class R5:
Net asset value and offering price per share	$7.87

Class R6:
Net asset value and offering price per share	$7.87

*	At August 31, 2023, securities with an aggregate value of $618,115 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Interest	$1,517,062

Dividends	1

Dividends from affiliates (includes net securities lending income of $3,237)	41,117

Total investment income	1,558,180

Expenses:
Advisory fees	73,666

Administrative services fees	3,312

Custodian fees	1,972

Distribution fees:
Class A	36,809

Class C	16,996

Class R	10,525

Transfer agent fees – A, C, R and Y	32,897

Transfer agent fees – R6	1

Trustees’ and officers’ fees and benefits	8,268

Registration and filing fees	40,248

Reports to shareholders	6,376

Professional services fees	44,569

Other	4,975

Total expenses	280,614

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(139,072)

Net expenses	141,542

Net investment income	1,416,638

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(992,813)

Affiliated investment securities	(282)

Futures contracts	(29,146)

Swap agreements	8,628

(1,013,613)

Change in net unrealized appreciation of:
Unaffiliated investment securities	1,309,572

Affiliated investment securities	8,266

Futures contracts	21,928

Swap agreements	13,932

1,353,698

Net realized and unrealized gain	340,085

Net increase in net assets resulting from operations	$1,756,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31,	February 28,
	2023	2023

Operations:
Net investment income	$1,416,638	$1,881,497

Net realized gain (loss)	(1,013,613)	(3,187,473)

Change in net unrealized appreciation (depreciation)	1,353,698	(1,362,882)

Net increase (decrease) in net assets resulting from operations	1,756,723	(2,668,858)

Distributions to shareholders from distributable earnings:
Class A	(1,038,377)	(1,336,149)

Class C	(104,494)	(191,611)

Class R	(140,227)	(222,446)

Class Y	(62,275)	(107,843)

Class R5	(310)	(560)

Class R6	(934)	(1,955)

Total distributions from distributable earnings	(1,346,617)	(1,860,564)

Share transactions–net:
Class A	(18,687,262)	22,630,868

Class C	(56,844)	(525,914)

Class R	575,984	565,703

Class Y	273,596	(1,059,115)

Class R6	(536)	(45,510)

Net increase (decrease) in net assets resulting from share transactions	(17,895,062)	21,566,032

Net increase (decrease) in net assets	(17,484,956)	17,036,610

Net assets:
Beginning of period	51,391,496	34,354,886

End of period	$33,906,540	$51,391,496

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/23	$7.76	$0.28	$0.09	$0.37	$(0.27)	$–	$(0.27)	$7.86	4.83	%(d)	$24,083	0.63	%(d)(e)	1.33	%(d)(e)	7.20	%(d)(e)	21%
Year ended 02/28/23	8.85	0.49	(1.09)	(0.60)	(0.49)	–	(0.49)	7.76	(6.78	)(d)	42,490	0.63	(d)	1.59	(d)	6.16	(d)	97
Year ended 02/28/22	9.24	0.41	(0.40)	0.01	(0.40)	–	(0.40)	8.85	0.06	(d)	23,143	0.63	(d)	1.21	(d)	4.41	(d)	63
Year ended 02/28/21	8.99	0.46	0.29	0.75	(0.48)	(0.02)	(0.50)	9.24	8.73	(d)	25,804	0.64	(d)	2.07	(d)	5.29	(d)	161
Nine months ended 02/29/20	8.96	0.32	0.04	0.36	(0.31)	(0.02)	(0.33)	8.99	4.04		23,445	2.40	(e)	2.40	(e)	4.72	(e)	127
Year ended 05/31/19	9.17	0.51	(0.21)	0.30	(0.51)	–	(0.51)	8.96	3.42		22,791	1.78		1.78		5.61		56
Year ended 05/31/18	9.51	0.49	(0.34)	0.15	(0.49)	–	(0.49)	9.17	1.61		21,669	1.68		1.68		5.19		71
Class C
Six months ended 08/31/23	7.76	0.25	0.10	0.35	(0.24)	–	(0.24)	7.87	4.58		3,357	1.38	(e)	2.09	(e)	6.45	(e)	21
Year ended 02/28/23	8.84	0.44	(1.10)	(0.66)	(0.42)	–	(0.42)	7.76	(7.39)		3,369	1.38		2.36		5.41		97
Year ended 02/28/22	9.23	0.34	(0.40)	(0.06)	(0.33)	–	(0.33)	8.84	(0.69)		4,417	1.38		1.98		3.66		63
Year ended 02/28/21	8.98	0.40	0.28	0.68	(0.41)	(0.02)	(0.43)	9.23	7.93		5,224	1.39		2.84		4.54		161
Nine months ended 02/29/20	8.96	0.27	0.03	0.30	(0.27)	(0.01)	(0.28)	8.98	3.39		5,719	3.17	(e)	3.17	(e)	4.02	(e)	127
Year ended 05/31/19	9.16	0.44	(0.19)	0.25	(0.45)	–	(0.45)	8.96	2.81		6,484	2.57		2.57		4.91		56
Year ended 05/31/18	9.50	0.42	(0.33)	0.09	(0.43)	–	(0.43)	9.16	0.90		6,972	2.47		2.47		4.50		71
Class R
Six months ended 08/31/23	7.77	0.27	0.09	0.36	(0.26)	–	(0.26)	7.87	4.70		4,543	0.88	(e)	1.59	(e)	6.95	(e)	21
Year ended 02/28/23	8.85	0.47	(1.08)	(0.61)	(0.47)	–	(0.47)	7.77	(6.90)		3,908	0.88		1.86		5.91		97
Year ended 02/28/22	9.24	0.38	(0.39)	(0.01)	(0.38)	–	(0.38)	8.85	(0.19)		3,807	0.88		1.48		4.16		63
Year ended 02/28/21	8.99	0.44	0.28	0.72	(0.45)	(0.02)	(0.47)	9.24	8.46		3,151	0.89		2.34		5.04		161
Nine months ended 02/29/20	8.96	0.31	0.03	0.34	(0.29)	(0.02)	(0.31)	8.99	3.85		3,098	2.67	(e)	2.67	(e)	4.48	(e)	127
Year ended 05/31/19	9.17	0.48	(0.20)	0.28	(0.49)	–	(0.49)	8.96	3.17		2,839	2.20		2.20		5.36		56
Year ended 05/31/18	9.51	0.47	(0.34)	0.13	(0.47)	–	(0.47)	9.17	1.36		2,185	2.07		2.07		4.96		71
Class Y
Six months ended 08/31/23	7.77	0.29	0.09	0.38	(0.28)	–	(0.28)	7.87	4.96		1,888	0.38	(e)	1.09	(e)	7.45	(e)	21
Year ended 02/28/23	8.85	0.52	(1.09)	(0.57)	(0.51)	–	(0.51)	7.77	(6.43)		1,589	0.38		1.36		6.41		97
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		2,899	0.38		0.98		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		1,425	0.39		1.84		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		1,105	2.17	(e)	2.17	(e)	5.01	(e)	127
Year ended 05/31/19	9.17	0.53	(0.19)	0.34	(0.54)	–	(0.54)	8.97	3.85		1,505	1.50		1.50		5.91		56
Year ended 05/31/18	9.51	0.52	(0.34)	0.18	(0.52)	–	(0.52)	9.17	1.92		1,534	1.44		1.44		5.50		71
Class R5
Six months ended 08/31/23	7.77	0.29	0.09	0.38	(0.28)	–	(0.28)	7.87	4.96		9	0.38	(e)	0.93	(e)	7.45	(e)	21
Year ended 02/28/23	8.85	0.51	(1.08)	(0.57)	(0.51)	–	(0.51)	7.77	(6.43)		9	0.37		1.15		6.42		97
Year ended 02/28/22	9.24	0.43	(0.39)	0.04	(0.43)	–	(0.43)	8.85	0.31		10	0.38		0.91		4.66		63
Year ended 02/28/21	8.99	0.49	0.28	0.77	(0.50)	(0.02)	(0.52)	9.24	9.00		10	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.34	0.03	0.37	(0.33)	(0.02)	(0.35)	8.99	4.16		10	1.84	(e)	1.84	(e)	5.02	(e)	127
Period ended 05/31/19(f)	9.02	0.01	(0.06)	(0.05)	(0.00)	–	(0.00)	8.97	3.48		10	1.22	(e)	1.22	(e)	5.91	(e)	56
Class R6
Six months ended 08/31/23	7.77	0.29	0.09	0.38	(0.28)	–	(0.28)	7.87	4.96		27	0.38	(e)	0.93	(e)	7.45	(e)	21
Year ended 02/28/23	8.85	0.53	(1.10)	(0.57)	(0.51)	–	(0.51)	7.77	(6.42)		27	0.38		1.15		6.41		97
Year ended 02/28/22	9.24	0.42	(0.38)	0.04	(0.43)	–	(0.43)	8.85	0.31		80	0.38		0.91		4.66		63
Year ended 02/28/21	9.00	0.48	0.28	0.76	(0.50)	(0.02)	(0.52)	9.24	8.88		23	0.39		1.52		5.54		161
Nine months ended 02/29/20	8.97	0.35	0.04	0.39	(0.34)	(0.02)	(0.36)	9.00	4.32		110	1.81	(e)	1.81	(e)	5.05	(e)	127
Year ended 05/31/19	9.16	0.54	(0.19)	0.35	(0.54)	–	(0.54)	8.97	3.98		123	1.31		1.31		5.96		56
Year ended 05/31/18	9.50	0.52	(0.33)	0.19	(0.53)	–	(0.53)	9.16	1.97		13,165	1.24		1.24		5.56		71

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended August 31, 2023 and 0.23% for the years ended February 28, 2023, 2022 and 2021.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Bond Factor Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco High Yield Bond Factor Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

19	Invesco High Yield Bond Factor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date

20	Invesco High Yield Bond Factor Fund

purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Swap Agreements - The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s

21	Invesco High Yield Bond Factor Fund

maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

O.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2 billion	0.370%
Over $2 billion	0.350%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.37%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.64%, 1.39%, 0.89%, 0.39%, 0.39% and 0.39%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

22	Invesco High Yield Bond Factor Fund

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $73,666, reimbursed fund level expenses of $30,397 and reimbursed class level expenses of $25,168, $2,811, $3,481, $1,437, $0 and $1 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $6,445 in front-end sales commissions from the sale of Class A shares and $0 and $64 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$31,881,780	$–	$31,881,780

Exchange-Traded Funds	942,104	–	–	942,104

U.S. Treasury Securities	–	116,016	–	116,016

Common Stocks & Other Equity Interests	–	83,953	0	83,953

Variable Rate Senior Loan Interests	–	11,069	–	11,069

Preferred Stocks	–	–	1,050	1,050

Money Market Funds	–	633,924	–	633,924

Total Investments in Securities	942,104	32,726,742	1,050	33,669,896

Other Investments - Assets*

Investments Matured	–	9	–	9

Futures Contracts	28,992	–	–	28,992

Swap Agreements	–	5,938	–	5,938

	28,992	5,947	–	34,939

23	Invesco High Yield Bond Factor Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Liabilities*

Futures Contracts	$(7,306)	$–	$–	$(7,306)

Total Other Investments	21,686	5,947	–	27,633

Total Investments	$963,790	$32,732,689	$1,050	$33,697,529

*	Futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

	Value
Derivative Assets	Credit Risk	Interest Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$28,992	$28,992

Unrealized appreciation on swap agreements – Centrally Cleared	5,938	–	5,938

Total Derivative Assets(a)	5,938	28,992	34,930

Derivatives not subject to master netting agreements	(5,938)	(28,992)	(34,930)

Total Derivative Assets subject to master netting agreements	$–	$–	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(7,306)

Derivatives not subject to master netting agreements	7,306

Total Derivative Liabilities subject to master netting agreements	$ -

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$(29,146)	$(29,146)

Swap agreements	8,628	-	8,628

Change in Net Unrealized Appreciation:
Futures contracts	-	21,928	21,928

Swap agreements	13,932	-	13,932

Total	$22,560	$(7,218)	$15,342

The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$6,187,923	$679,292

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,111.

24	Invesco High Yield Bond Factor Fund

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$2,231,502	$5,211,861	$7,443,363

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $8,193,154 and $26,178,780, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$455,036

Aggregate unrealized (depreciation) of investments	(1,557,633)

Net unrealized appreciation (depreciation) of investments	$(1,102,597)

Cost of investments for tax purposes is $34,800,126.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	588,069	$4,574,808	3,331,124	$26,448,183

Class C	54,398	422,324	67,024	540,109

Class R	88,249	687,167	242,650	1,927,004

Class Y	44,269	343,494	32,713	273,433

Class R6	670	5,206	4,050	32,764

Issued as reinvestment of dividends:
Class A	80,140	625,873	127,509	1,008,023

Class C	10,463	81,727	18,765	148,395

Class R	17,823	139,379	27,459	216,679

Class Y	6,144	48,056	9,488	75,058

Class R6	92	723	215	1,738

Automatic conversion of Class C shares to Class A shares:
Class A	31,566	245,071	49,232	392,332

Class C	(31,556)	(245,071)	(49,234)	(392,332)

25	Invesco High Yield Bond Factor Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(3,109,681)	$(24,133,014)	(651,802)	$(5,217,670)

Class C	(40,511)	(315,824)	(102,082)	(822,086)

Class R	(32,165)	(250,562)	(197,210)	(1,577,980)

Class Y	(15,143)	(117,954)	(165,205)	(1,407,606)

Class R6	(836)	(6,465)	(9,794)	(80,012)

Net increase (decrease) in share activity	(2,308,009)	$(17,895,062)	2,734,902	$21,566,032

(a)

There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 14% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with the entity whereby the entity sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to the entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Fund has no knowledge as to whether all or any portion of the shares owned of record by the entity are also owned beneficially.

NOTE 11–Significant Event

On September 19, 2023, the Board of Trustees approved a Plan of Liquidation and Dissolution, which authorizes the termination, liquidation and dissolution of the Fund. In order to effect such liquidation, the Fund was closed to investments by new accounts after the close of business on October 20, 2023. The Fund will be liquidated on or about December 19, 2023.

26	Invesco High Yield Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/23)	(08/31/23)[1]	Period[2]	(08/31/23)	Period[2]	Ratio
Class A	$1,000.00	$1,048.30	$3.24	$1,021.97	$3.20	0.63%
Class C	1,000.00	1,045.80	7.10	1,018.20	7.00	1.38
Class R	1,000.00	1,047.00	4.53	1,020.71	4.47	0.88
Class Y	1,000.00	1,049.60	1.96	1,023.23	1.93	0.38
Class R5	1,000.00	1,049.60	1.96	1,023.23	1.93	0.38
Class R6	1,000.00	1,049.60	1.96	1,023.23	1.93	0.38

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

27	Invesco High Yield Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco High Yield Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Corporate High Yield 2% Issuer Cap Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile of its performance universe for the one and five year periods and the fourth quintile for the three year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance

28	Invesco High Yield Bond Factor Fund

of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s significant exposure to the value factor detracted from recent performance. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board further considered that in 2020 the Fund changed its name, investment strategy and index against which future performance is compared in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the

Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades

29	Invesco High Yield Bond Factor Fund

were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

30	Invesco High Yield Bond Factor Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GLHY-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco Income Fund

Nasdaq:
A: AGOVX ∎ C: AGVCX ∎ R: AGVRX ∎ Y: AGVYX ∎ Investor: AGIVX ∎ R5: AGOIX ∎ R6: AGVSX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
10	Financial Statements
13	Financial Highlights
14	Notes to Financial Statements
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.29%
Class C Shares	-0.67
Class R Shares	-0.42
Class Y Shares	-0.31
Investor Class Shares	-0.40
Class R5 Shares	-0.13
Class R6 Shares	-0.09
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	0.95
Source(s): ▼RIMES Technologies Corp.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Income Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/28/87)	4.01%
10 Years	-0.16
5 Years	-1.61
1 Year	-5.74

Class C Shares
Inception (8/4/97)	2.62%
10 Years	-0.33
5 Years	-1.50
1 Year	-3.25

Class R Shares
Inception (6/3/02)	1.93%
10 Years	0.01
5 Years	-1.02
1 Year	-1.82

Class Y Shares
Inception (10/3/08)	1.61%
10 Years	0.51
5 Years	-0.55
1 Year	-1.46

Investor Class Shares
Inception (9/30/03)	1.97%
10 Years	0.31
5 Years	-0.71
1 Year	-1.63
Class R5 Shares
Inception (4/29/05)	2.33%
10 Years	0.62
5 Years	-0.44
1 Year	-1.37
Class R6 Shares
10 Years	0.50%
5 Years	-0.42
1 Year	-1.17

Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class,

Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Income Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Income Fund

Schedule of Investments

August 31, 2023

(Unaudited)

	Principal Amount	Value
Asset-Backed Securities–55.80%
AMSR 2023-SFR2 Trust, Series 2023-SFR2, Class C, 3.95%, 06/17/2040(a)	$4,000,000	$3,604,769

AMSR Trust, Series 2021-SFR4, Class D, 2.77%, 12/17/2038(a)	1,500,000	1,313,233

Series 2022-SFR3, Class E1, 4.00%, 10/17/2039(a)	1,000,000	880,919

Angel Oak Mortgage Trust, Series 2022-2, Class M1, 4.15%, 01/25/2067(a)(b)	5,893,000	4,222,843

Avis Budget Rental Car Funding (AESOP) LLC, Series 2022-3A, Class C, 6.48%, 02/20/2027(a)	4,000,000	3,910,651

Series 2022-5A, Class B, 7.09%, 04/20/2027(a)	4,000,000	4,061,252

Series 2023-1A, Class B, 6.08%, 04/20/2029(a)	2,000,000	1,982,000

Series 2023-4A, Class C, 7.24%, 06/20/2029(a)	3,000,000	3,007,426

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, IO, 0.89%, 09/15/2048(c)	14,352,472	170,034

Bank,
Series 2018-BNK14, Class E, 3.00%, 09/15/2060(a)	5,750,000	2,467,518

Series 2019-BN16, Class AS, 4.27%, 02/15/2052	2,639,000	2,401,001

BBCMS Mortgage Trust, Series 2018-C2, Class C, 5.13%, 12/15/2051(b)	2,500,000	2,007,724

Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-10, Class 12A1, 4.20%, 01/25/2035(b)	241,021	231,882

Benchmark 2023-V3 Mortgage Trust, Series 2023-V3, Class AS, 7.10%, 07/15/2056(b)	4,000,000	4,129,651

Benchmark Mortgage Trust, Series 2018-B3, Class C, 4.68%, 04/10/2051(b)	4,375,000	3,397,811

Series 2019-B14, Class C, 3.90%, 12/15/2062(b)	4,650,000	3,210,825

Series 2019-B15, Class C, 3.84%, 12/15/2072(b)	1,000,000	669,701

Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016- 1A, Class B, 5.68%, 12/16/2041(a)(d)	4,454,389	3,181,078

Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, 4.66%, 05/15/2052(a)(b)	4,517,000	3,248,701

Chase Mortgage Finance Corp., Series 2016-SH1, Class M3, 3.75%, 04/25/2045(a)(b)	977,368	844,103

Series 2016-SH2, Class M3, 3.75%, 12/25/2045(a)(b)	1,397,897	1,206,709

	Principal Amount	Value
CHNGE Mortgage Trust, Series 2023-3, Class A1, 7.10%, 07/25/2058(a)(d)	$4,810,622	$4,801,096

COLT Mortgage Loan Trust, Series 2020-3, Class A3, 2.38%, 04/27/2065(a)(b)	430,368	405,652

Credit Suisse Mortgage Capital Trust, Series 2022-ATH2, Class M1, 4.98%, 05/25/2067(a)(b)	4,000,000	3,359,634

Series 2022-ATH3, Class A3, 6.57%, 08/25/2067(a)(b)	4,240,726	4,161,888

CSAIL Commercial Mortgage Trust, Series 2016-C6, Class E, 4.08%, 01/15/2049(a)(b)	3,000,000	1,667,368

DB Master Finance LLC, Series 2021-1A, Class A23, 2.79%, 11/20/2051(a)	1,120,050	890,063

Ellington Financial Mortgage Trust, Series 2022-3, Class A1, 5.00%, 08/25/2067(a)(d)	3,629,688	3,517,218

Empower CLO Ltd., Series 2022-1A, Class A1, 7.53% (3 mo. Term SOFR + 2.20%), 10/20/2034(a)(e)	10,000,000	10,068,210

FIVE Mortgage Trust, Series 2023-V1, Class XA, IO, 1.04%, 02/10/2056(c)	62,840,261	1,943,549

Flagstar Mortgage Trust, Series 2018-5, Class B1, 4.46%, 09/25/2048(a)(b)	1,523,147	1,381,800

Series 2018-5, Class B2, 4.46%, 09/25/2048(a)(b)	1,825,089	1,633,764

Series 2018-6RR, Class B2, 4.92%, 10/25/2048(a)(b)	2,682,507	2,480,372

Series 2018-6RR, Class B3, 4.92%, 10/25/2048(a)(b)	2,682,507	2,457,187

Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(a)	4,000,000	3,879,185

Galton Funding Mortgage Trust, Series 2019-H1, Class B1, 3.89%, 10/25/2059(a)(b)	5,480,000	4,657,327

GCAT Trust, Series 2023-NQM2, Class M1, 7.01%, 11/25/2067(a)(b)	2,781,000	2,723,406

GS Mortgage Securities Corp. Trust, Series 2018-TWR, Class G, 9.53% (1 mo. Term SOFR + 4.22%), 09/15/2023(a)(e)	3,000,000	913,292

GS Mortgage Securities Trust, Series 2015-GC30, Class A4, 3.38%, 05/10/2050	5,233,000	4,982,721

Series 2017-GS6, Class C, 4.32%, 05/10/2050(b)	2,774,000	2,077,048

Series 2019-GC40, Class AS, 3.41%, 07/10/2052	1,900,000	1,616,074

Hertz Vehicle Financing III LLC, Series 2023-1A, Class C, 6.91%, 06/25/2027(a)	2,500,000	2,471,039

Hertz Vehicle Financing LLC, Series 2022-2A, Class C, 2.95%, 06/26/2028(a)	1,500,000	1,305,997

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Income Fund

	Principal Amount	Value
Homeward Opportunities Fund Trust, Series 2022-1, Class M1, 5.08%, 07/25/2067(a)(d)	$3,705,614	$3,551,024

Series 2022-1, Class M1, 5.06%, 07/25/2067(a)(b)	2,878,000	2,413,670

ILPT Commercial Mortgage Trust, Series 2022-LPF2, Class A, 7.56% (1 mo. Term SOFR + 2.25%), 10/15/2039(a)(e)	2,240,000	2,236,864

Imperial Fund Mortgage Trust, Series 2022-NQM1, Class M1, 4.08%, 02/25/2067(a)(b)	7,053,000	5,044,785

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHH, Class E, 8.07% (1 mo. Term SOFR + 2.76%), 09/15/2023(a)(e)	2,000,000	705,469

Series 2018-PHH, Class F, 8.67% (1 mo. Term SOFR + 3.36%), 09/15/2023(a)(e)	2,000,000	419,608

MACH 1 Cayman Ltd., Series 2019-1, Class B, 4.34%, 10/15/2039(a)	1,953,845	1,397,032

OBX Trust,
Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(a)(d)	5,603,440	5,478,335

Series 2022-NQM7, Class A3, 5.70%, 08/25/2062(a)(d)	1,156,265	1,130,081

Series 2023-NQM1, Class A3, 6.50%, 11/25/2062(a)(b)	3,254,041	3,220,997

Progress Residential Trust, Series 2021-SFR1, Class D, 1.81%, 04/17/2038(a)	2,000,000	1,762,096

Rad CLO 18 Ltd., Series 2023-18A, Class B, 7.86% (3 mo. Term SOFR + 2.55%), 04/15/2036(a)(e)	2,500,000	2,504,462

Residential Mortgage Loan Trust, Series 2019-3, Class B1, 3.81%, 09/25/2059(a)(b)	3,276,000	2,795,652

Sapphire Aviation Finance II Ltd., Series 2020-1A, Class B, 4.34%, 03/15/2040(a)	2,976,955	2,203,066

Seasoned Credit Risk Transfer Trust, Series 2017-4, Class M, 4.75%, 06/25/2057(a)(b)	2,845,639	2,697,296

SG Residential Mortgage Trust, Series 2022-1, Class M1, 3.98%, 03/27/2062(a)(b)	4,000,000	2,790,332

STAR Trust, Series 2022-SFR3, Class D, 7.86% (1 mo. Term SOFR + 2.55%), 05/17/2024(a)(e)	2,000,000	1,943,517

Taco Bell Funding LLC, Series 2021- 1A, Class A23, 2.54%, 08/25/2051(a)	982,500	769,848

Textainer Marine Containers VII Ltd. (China),
Series 2020-1A, Class B, 4.94%, 08/21/2045(a)	2,539,582	2,376,830

Series 2021-1A, Class B, 2.52%, 02/20/2046(a)	2,069,871	1,739,885

Series 2021-2A, Class B, 2.82%, 04/20/2046(a)	3,660,000	3,088,309

TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(a)	4,000,000	3,823,457

TRK Trust, Series 2022-INV1, Class M1, 4.04%, 02/25/2057(a)(b)	8,000,000	5,983,681

	Principal Amount	Value
Verus Securitization Trust, Series 2022-INV1, Class A3, 5.83%, 08/25/2067(a)(d)	$4,505,570	$ 4,399,412

Series 2022-INV2, Class A3, 6.79%, 10/25/2067(a)(d)	1,760,943	1,754,643

Series 2023-1, Class A3, 6.90%, 12/25/2067(a)(d)	2,057,262	2,055,486

Series 2023-INV2, Class A3, 7.08%, 08/25/2068(a)(d)	2,461,490	2,466,242

Vista Point Securitization Trust, Series 2020-1, Class M1, 4.15%, 03/25/2065(a)(b)	2,100,000	1,911,062

Voya CLO Ltd., Series 2014-1A, Class CR2, 8.37% (3 mo. Term SOFR + 3.06%), 04/18/2031(a)(e)	1,300,000	1,159,328

Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class A4, 3.54%, 05/15/2048	4,240,000	4,054,092

Series 2017-RC1, Class D, 3.25%, 01/15/2060(a)	4,000,000	2,804,560

Wendy’s Funding LLC, Series 2018-1A, Class A2II, 3.88%, 03/15/2048(a)	1,129,275	1,029,124

Series 2021-1A, Class A2II, 2.78%, 06/15/2051(a)	1,372,000	1,098,253

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(a)	3,371,199	2,848,764

Total Asset-Backed Securities (Cost $228,314,973)		199,200,983

U.S. Government Sponsored Agency Mortgage-Backed Securities–20.31%
Collateralized Mortgage Obligations–1.01%
Fannie Mae REMICs, IO, 2.50%, 08/25/2049(f)	13,434,057	1,716,054

Freddie Mac REMICs, IO, 2.50%, 09/25/2048(f)	14,775,637	1,895,274

		3,611,328

Federal Home Loan Mortgage Corp. (FHLMC)–3.41%
9.00%, 04/01/2025	4,410	4,412

9.50%, 04/01/2025	1,296	1,294

6.50%, 06/01/2029 to 08/01/2032	1,957	2,003

7.00%, 03/01/2032 to 05/01/2032	620	623

5.50%, 05/01/2053	7,283,111	7,195,199

6.00%, 06/01/2053	4,963,791	4,978,861

		12,182,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Income Fund

	Principal Amount	Value
Federal National Mortgage Association (FNMA)–11.77%
6.00%, 04/01/2024 to 06/01/2053	$9,916,475	$ 9,989,460

6.75%, 07/01/2024	613	624

6.95%, 07/01/2025 to 10/01/2025	5,575	5,551

6.50%, 01/01/2026 to 10/01/2036	2,638	2,693

7.00%, 06/01/2029	88	88

8.00%, 10/01/2029	11	11

5.00%, 04/01/2053	7,460,581	7,240,494

TBA, 5.50%, 09/01/2053(g)	12,500,000	12,342,773

4.50%, 10/01/2053(g)	6,700,000	6,357,148

5.00%, 10/01/2053(g)	6,250,000	6,063,599

		42,002,441

Government National Mortgage Association (GNMA)–4.12%
7.00%, 10/15/2023 to 12/15/2036	215,060	213,749

8.00%, 04/15/2024 to 12/15/2030	204,226	211,730

6.50%, 07/15/2024 to 09/15/2032	8,977	8,872

6.95%, 07/20/2025 to 11/20/2026	22,724	22,607

8.50%, 01/15/2037	12,750	12,771

TBA, 4.50%, 09/01/2053(g)	7,500,000	7,147,852

5.00%, 09/01/2053(g)	7,300,000	7,103,955

		14,721,536

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $72,812,764)		72,517,697

Commercial Paper–12.61%
Diversified Banks–4.20%
Bank of Nova Scotia (The) (Canada), 5.78%, 01/31/2024(a)	15,000,000	14,999,936

Diversified Capital Markets–4.20%
UBS AG (Switzerland), 5.99%, 05/02/2024(a)	15,000,000	15,009,412

Regional Banks–4.21%
ING US Funding LLC (Netherlands), 5.89%, 04/24/2024(a)	15,000,000	15,012,405

Total Commercial Paper (Cost $44,999,935)		45,021,753

U.S. Dollar Denominated Bonds & Notes–6.26%
Mortgage REITs–1.87%
Redwood Trust, Inc., Conv., 5.63%, 07/15/2024	3,000,000	2,954,946

Two Harbors Investment Corp., Conv., 6.25%, 01/15/2026	4,000,000	3,720,000

		6,674,946

Oil & Gas Exploration & Production–0.87%
Diamondback Energy, Inc., 6.25%, 03/15/2033	3,000,000	3,101,233

Oil & Gas Storage & Transportation–1.68%
Cheniere Energy Partners L.P., 5.95%, 06/30/2033(a)	3,000,000	2,997,647

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Energy Transfer L.P., 5.75%, 02/15/2033(h)	$3,000,000	$ 2,985,909

		5,983,556

Real Estate Development–1.01%
Piedmont Operating Partnership L.P., 9.25%, 07/20/2028	3,540,000	3,624,698

Regional Banks–0.83%
Truist Financial Corp., 5.87%, 06/08/2034(h)(i)	3,000,000	2,973,891

Total U.S. Dollar Denominated Bonds & Notes (Cost $21,950,160)		22,358,324

Certificates of Deposit–4.20%
Diversified Banks–4.20%
Sumitomo Mitsui Banking Corp. (Japan), 5.61% , 03/07/2024 (Cost $14,973,218)	15,000,000	14,994,442

	Shares

Preferred Stocks–1.25%
Mortgage REITs–1.25%
Chimera Investment Corp., 7.75%, Series C, Pfd.(i)	27,138	546,017

PennyMac Mortgage Investment Trust, 8.00%, Series B, Pfd.	68,689	1,517,340

Redwood Trust, Inc., 10.00%, Pfd.(i)	100,000	2,400,000

Total Preferred Stocks (Cost $4,798,710)		4,463,357

	Principal Amount
U.S. Treasury Securities–0.56%
U.S. Treasury Bills–0.56%
4.79% - 5.05%, 04/18/2024 (Cost $2,006,638)(j)(k)	$2,068,000	1,999,346

	Shares
Money Market Funds–9.20%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(l)(m)	19,705,394	19,705,394

Invesco Treasury Portfolio, Institutional Class, 5.25%(l)(m)	13,136,929	13,136,929

Total Money Market Funds (Cost $32,842,323)		32,842,323

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–110.19% (Cost $422,698,721)		393,398,225

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.83%
Invesco Private Government Fund, 5.30%(l)(m)(n)	826,090	826,090

Invesco Private Prime Fund, 5.51%(l)(m)(n)	2,124,230	2,124,230

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,950,408)		2,950,320

TOTAL INVESTMENTS IN SECURITIES–111.02% (Cost $425,649,129)		396,348,545

OTHER ASSETS LESS LIABILITIES–(11.02)%		(39,337,223)

NET ASSETS–100.00%		$357,011,322

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Income Fund

Investment Abbreviations:

Conv.	- Convertible
IO	- Interest Only
Pfd.	- Preferred
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
TBA	- To Be Announced

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $216,328,270, which represented 60.59% of the Fund’s Net Assets.

(b)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(c)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(d)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(f)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(g)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1O.
(h)	All or a portion of this security was out on loan at August 31, 2023.
(i)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(j)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1M.
(k)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value August 31, 2023	Dividend Income

Investments in Affiliated Money Market Funds:

Invesco Government & Agency Portfolio, Institutional Class	$12,020,124	$113,553,098	$(105,867,828)	$-	$-	$19,705,394	$367,708

Invesco Treasury Portfolio, Institutional Class	8,013,416	75,702,065	(70,578,552)	-	-	13,136,929	244,554

Investments Purchased with Cash Collateral from Securities on Loan:

Invesco Private Government Fund	28,353	5,402,788	(4,605,051)	-	-	826,090	12,334	*

Invesco Private Prime Fund	70,388	13,201,669	(11,148,156)	(93)	422	2,124,230	32,326	*

Total	$20,132,281	$207,859,620	$(192,199,587)	$(93)	$422	$35,792,643	$656,922

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(m)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(n)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1J.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation

Interest Rate Risk
U.S. Treasury 5 Year Notes	145	December-2023	$15,503,672	$ 99,367	$ 99,367

U.S. Treasury 10 Year Notes	166	December-2023	18,431,187	188,984	188,984

Total Futures Contracts				$288,351	$288,351

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Income Fund

Open Centrally Cleared Credit Default Swap Agreements(a)

Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation

Credit Risk
Markit CDX North America High Yield Index, Series 40, Version 1	Sell	1.00%	Quarterly	06/20/2028	0.636%	USD 30,000,000	$217,310	$463,529	$246,219

(a)	Centrally cleared swap agreements collateralized by $781,043 cash held with Counterparties.
(b)

Implied credit spreads represent the current level, as of August 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Over-The-Counter Credit Default Swap Agreements(a)

Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Implied Credit Spread(b)	Notional Value	Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)

Credit Risk

JP Morgan Securities LLC	Markit CMBX North America A Index, Series 8, Version 1	Buy	(2.00)%	Monthly	10/17/2057	5.857%	USD 10,000,000	$ 91,679	$390,010	$298,331

Credit Risk

JP Morgan Securities LLC	Markit CMBX North America A Index, Series 13, Version 1	Sell	2.00	Monthly	12/16/2072	4.258	USD 10,000,000	(717,448)	(1,070,381)	(352,933)

Total Open Over-The-Counter Credit Default Swap Agreements								$(625,769)	$(680,371)	$(54,602)

(a)	Over-The-Counter swap agreements are collateralized by cash held with Counterparties in the amount of $860,000.
(b)

Implied credit spreads represent the current level, as of August 31, 2023, at which protection could be bought or sold given the terms of the existing credit default swap agreement and serve as an indicator of the current status of the payment/performance risk of the credit default swap agreement. An implied credit spread that has widened or increased since entry into the initial agreement may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

USD - U.S. Dollar

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2023

Asset-Backed Securities	50.3%

U.S. Government Sponsored Agency Mortgage-Backed Securities	18.3

Commercial Paper	11.4

Money Market Funds	8.3

U.S. Dollar Denominated Bonds & Notes	5.6

Certificate of Deposit	3.8

Preferred Stocks	1.1

Security Type, each less than 1% of Total Investments	1.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Income Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $389,856,398)*	$360,555,902

Investments in affiliated money market funds, at value (Cost $35,792,731)	35,792,643

Other investments:
Variation margin receivable – futures contracts	48,142

Variation margin receivable–centrally cleared swap agreements	114,112

Swaps receivable – OTC	3,889

Unrealized appreciation on swap agreements – OTC	298,331

Premiums paid on swap agreements – OTC	91,679

Deposits with brokers:
Cash collateral – centrally cleared swap agreements	781,043

Cash collateral – OTC Derivatives	860,000

Cash	75,383

Foreign currencies, at value (Cost $962)	880

Receivable for:
TBA sales commitment	12,443,301

Fund shares sold	14,638

Dividends	144,272

Interest	1,635,473

Investment for trustee deferred compensation and retirement plans	139,426

Other assets	72,537

Total assets	413,071,651

Liabilities:
Other investments:
Premiums received on swap agreements – OTC	717,448

Swaps payable – OTC	3,889

Unrealized depreciation on swap agreements–OTC	352,933

Payable for:
TBA sales commitment	51,408,967

Dividends	159,567

Fund shares reacquired	93,796

Collateral upon return of securities loaned	2,950,408

Accrued fees to affiliates	183,087

Accrued trustees’ and officers’ fees and benefits	1,286

Accrued other operating expenses	39,973

Trustee deferred compensation and retirement plans	148,975

Total liabilities	56,060,329

Net assets applicable to shares outstanding	$357,011,322

Net assets consist of:
Shares of beneficial interest	$472,095,655

Distributable earnings (loss)	(115,084,333)

$357,011,322

Net Assets:
Class A	$244,426,700

Class C	$4,117,845

Class R	$4,444,514

Class Y	$6,296,002

Investor Class	$14,127,427

Class R5	$351,663

Class R6	$83,247,171

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	36,022,855

Class C	606,471

Class R	654,565

Class Y	926,707

Investor Class	2,079,157

Class R5	51,790

Class R6	12,282,263

Class A:
Net asset value per share	$6.79

Maximum offering price per share (Net asset value of $6.79 ÷ 95.75%)	$7.09

Class C:
Net asset value and offering price per share	$6.79

Class R:
Net asset value and offering price per share	$6.79

Class Y:
Net asset value and offering price per share	$6.79

Investor Class:
Net asset value and offering price per share	$6.79

Class R5:
Net asset value and offering price per share	$6.79

Class R6:
Net asset value and offering price per share	$6.78

*	At August 31, 2023, securities with an aggregate value of $2,833,195 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Income Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Interest	$8,703,833

Dividends	576,584

Dividends from affiliated money market funds (includes net securities lending income of $ 2,683)	614,945

Total investment income	9,895,362

Expenses:
Advisory fees	836,521

Administrative services fees	27,029

Custodian fees	8,804

Distribution fees:
Class A	314,605

Class C	23,945

Class R	10,514

Investor Class	8,353

Transfer agent fees – A, C, R, Y and Investor	254,924

Transfer agent fees – R5	174

Transfer agent fees – R6	13,052

Trustees’ and officers’ fees and benefits	10,040

Registration and filing fees	49,744

Reports to shareholders	26,299

Professional services fees	29,224

Other	5,284

Total expenses	1,618,512

Less: Fees waived and/or expense offset arrangement(s)	(21,032)

Net expenses	1,597,480

Net investment income	8,297,882

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(12,445,733)

Affiliated investment securities	422

Futures contracts	(3,108,139)

Swap agreements	1,863,816

(13,689,634)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	3,683,876

Affiliated investment securities	(93)

Foreign currencies	22

Futures contracts	441,445

Swap agreements	140,094

4,265,344

Net realized and unrealized gain (loss)	(9,424,290)

Net increase (decrease) in net assets resulting from operations	$(1,126,408)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Income Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$8,297,882	$16,842,889

Net realized gain (loss)	(13,689,634)	(23,447,038)

Change in net unrealized appreciation (depreciation)	4,265,344	(20,561,503)

Net increase (decrease) in net assets resulting from operations	(1,126,408)	(27,165,652)

Distributions to shareholders from distributable earnings:
Class A	(6,905,626)	(9,742,879)

Class C	(113,050)	(156,152)

Class R	(110,341)	(130,061)

Class Y	(159,039)	(242,753)

Investor Class	(407,595)	(580,655)

Class R5	(10,162)	(14,622)

Class R6	(2,549,326)	(4,350,364)

Total distributions from distributable earnings	(10,255,139)	(15,217,486)

Share transactions–net:
Class A	(5,257,078)	(18,038,362)

Class C	(690,280)	(1,044,520)

Class R	627,684	279,234

Class Y	1,401,418	(1,916,171)

Investor Class	(511,363)	(897,800)

Class R5	11,239	(15,750)

Class R6	(14,218,726)	(50,279,105)

Net increase (decrease) in net assets resulting from share transactions	(18,637,106)	(71,912,474)

Net increase (decrease) in net assets	(30,018,653)	(114,295,612)

Net assets:
Beginning of period	387,029,975	501,325,587

End of period	$357,011,322	$387,029,975

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Income Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)		Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/23	$7.00	$0.15		$(0.17)	$(0.02)	$(0.19)	$–	$(0.19)	$6.79	(0.29)%		$244,427	0.95	%(d)	0.97	%(d)	4.43	%(d)	131%
Year ended 02/28/23	7.71	0.28		(0.73)	(0.45)	(0.26)	–	(0.26)	7.00	(5.88)		257,447	0.96		0.97		3.95		199
Year ended 02/28/22	7.94	0.20		(0.20)	0.00	(0.23)	–	(0.23)	7.71	(0.06)		303,030	0.91		0.91		2.56		220
Year ended 02/28/21	8.68	0.23		(0.66)	(0.43)	(0.30)	(0.01)	(0.31)	7.94	(4.62)		336,319	0.97		0.97		3.16		276
Year ended 02/29/20	8.51	0.35		0.22	0.57	(0.40)	–	(0.40)	8.68	6.75		405,061	1.00		1.00		4.08		97
Year ended 02/28/19	8.65	0.27	(e)	(0.13)	0.14	(0.28)	–	(0.28)	8.51	1.66		424,003	1.01		1.08		3.12	(e)	119	(e)
Class C
Six months ended 08/31/23	7.00	0.13		(0.18)	(0.05)	(0.16)	–	(0.16)	6.79	(0.67)		4,118	1.70	(d)	1.72	(d)	3.68	(d)	131
Year ended 02/28/23	7.71	0.23		(0.74)	(0.51)	(0.20)	–	(0.20)	7.00	(6.59)		4,957	1.71		1.72		3.20		199
Year ended 02/28/22	7.94	0.14		(0.20)	(0.06)	(0.17)	–	(0.17)	7.71	(0.81)		6,586	1.66		1.66		1.81		220
Year ended 02/28/21	8.68	0.18		(0.67)	(0.49)	(0.25)	(0.00)	(0.25)	7.94	(5.35)		5,489	1.72		1.72		2.41		276
Year ended 02/29/20	8.50	0.29		0.22	0.51	(0.33)	–	(0.33)	8.68	6.09		9,556	1.75		1.75		3.33		97
Year ended 02/28/19	8.65	0.20	(e)	(0.13)	0.07	(0.22)	–	(0.22)	8.50	0.78		9,862	1.76		1.83		2.37	(e)	119	(e)
Class R
Six months ended 08/31/23	7.00	0.14		(0.17)	(0.03)	(0.18)	–	(0.18)	6.79	(0.42)		4,445	1.20	(d)	1.22	(d)	4.18	(d)	131
Year ended 02/28/23	7.72	0.27		(0.75)	(0.48)	(0.24)	–	(0.24)	7.00	(6.23)		3,945	1.21		1.22		3.70		199
Year ended 02/28/22	7.95	0.18		(0.20)	(0.02)	(0.21)	–	(0.21)	7.72	(0.27)		4,043	1.16		1.16		2.31		220
Year ended 02/28/21	8.69	0.22		(0.67)	(0.45)	(0.28)	(0.01)	(0.29)	7.95	(4.85)		3,832	1.22		1.22		2.91		276
Year ended 02/29/20	8.52	0.33		0.21	0.54	(0.37)	–	(0.37)	8.69	6.48		4,443	1.25		1.25		3.83		97
Year ended 02/28/19	8.66	0.25	(e)	(0.13)	0.12	(0.26)	–	(0.26)	8.52	1.41		5,557	1.26		1.33		2.87	(e)	119	(e)
Class Y
Six months ended 08/31/23	7.01	0.16		(0.18)	(0.02)	(0.20)	–	(0.20)	6.79	(0.31)		6,296	0.70	(d)	0.72	(d)	4.68	(d)	131
Year ended 02/28/23	7.72	0.30		(0.73)	(0.43)	(0.28)	–	(0.28)	7.01	(5.63)		5,059	0.71		0.72		4.20		199
Year ended 02/28/22	7.95	0.23		(0.21)	0.02	(0.25)	–	(0.25)	7.72	0.19		7,659	0.66		0.66		2.81		220
Year ended 02/28/21	8.69	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.95	(4.37)		49,578	0.72		0.72		3.41		276
Year ended 02/29/20	8.52	0.38		0.21	0.59	(0.42)	–	(0.42)	8.69	7.02		10,540	0.75		0.75		4.33		97
Year ended 02/28/19	8.67	0.29	(e)	(0.14)	0.15	(0.30)	–	(0.30)	8.52	1.80		9,674	0.76		0.83		3.37	(e)	119	(e)
Investor Class
Six months ended 08/31/23	7.01	0.16		(0.19)	(0.03)	(0.19)	–	(0.19)	6.79	(0.40	)(f)	14,127	0.81	(d)(f)	0.83	(d)(f)	4.57	(d)(f)	131
Year ended 02/28/23	7.72	0.29		(0.74)	(0.45)	(0.26)	–	(0.26)	7.01	(5.78	)(f)	15,088	0.91	(f)	0.92	(f)	4.00	(f)	199
Year ended 02/28/22	7.95	0.21		(0.21)	0.00	(0.23)	–	(0.23)	7.72	0.01	(f)	17,588	0.83	(f)	0.83	(f)	2.64	(f)	220
Year ended 02/28/21	8.69	0.24		(0.67)	(0.43)	(0.30)	(0.01)	(0.31)	7.95	(4.55	)(f)	19,552	0.89	(f)	0.89	(f)	3.24	(f)	276
Year ended 02/29/20	8.52	0.36		0.21	0.57	(0.40)	–	(0.40)	8.69	6.81	(f)	24,787	0.93	(f)	0.93	(f)	4.15	(f)	97
Year ended 02/28/19	8.66	0.27	(e)	(0.13)	0.14	(0.28)	–	(0.28)	8.52	1.71	(f)	25,692	0.95	(f)	1.02	(f)	3.18	(e)(f)	119	(e)
Class R5
Six months ended 08/31/23	7.00	0.16		(0.17)	(0.01)	(0.20)	–	(0.20)	6.79	(0.13)		352	0.63	(d)	0.64	(d)	4.75	(d)	131
Year ended 02/28/23	7.72	0.31		(0.75)	(0.44)	(0.28)	–	(0.28)	7.00	(5.67)		351	0.61		0.62		4.30		199
Year ended 02/28/22	7.94	0.23		(0.19)	0.04	(0.26)	–	(0.26)	7.72	0.41		405	0.54		0.54		2.93		220
Year ended 02/28/21	8.68	0.26		(0.67)	(0.41)	(0.32)	(0.01)	(0.33)	7.94	(4.26)		388	0.57		0.57		3.56		276
Year ended 02/29/20	8.51	0.38		0.22	0.60	(0.43)	–	(0.43)	8.68	7.11		508	0.64		0.64		4.44		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)	0.16	(0.31)	–	(0.31)	8.51	1.87		946	0.70		0.73		3.43	(e)	119	(e)
Class R6
Six months ended 08/31/23	6.99	0.17		(0.18)	(0.01)	(0.20)	–	(0.20)	6.78	(0.09)		83,247	0.56	(d)	0.57	(d)	4.82	(d)	131
Year ended 02/28/23	7.70	0.31		(0.73)	(0.42)	(0.29)	–	(0.29)	6.99	(5.49)		100,183	0.54		0.55		4.37		199
Year ended 02/28/22	7.93	0.24		(0.21)	0.03	(0.26)	–	(0.26)	7.70	0.36		162,015	0.49		0.49		2.98		220
Year ended 02/28/21	8.67	0.27		(0.67)	(0.40)	(0.33)	(0.01)	(0.34)	7.93	(4.23)		227,247	0.52		0.52		3.61		276
Year ended 02/29/20	8.51	0.39		0.20	0.59	(0.43)	–	(0.43)	8.67	7.00		36	0.63		0.63		4.45		97
Year ended 02/28/19	8.66	0.30	(e)	(0.14)	0.16	(0.31)	–	(0.31)	8.51	1.88		42	0.69		0.70		3.44	(e)	119	(e)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

Effective July 26, 2018, the Fund modified certain investment policies utilized in achieving its investment objective throughout the period. The Fund’s net investment income and portfolio turnover have increased significantly due to the realignment of the Fund’s portfolio of investments as a result of these changes.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.11%, 0.20%, 0.17%, 0.17%, 0.19% and 0.19% for the six months ended August 31, 2023 and the years ended February 28, 2023, February 28, 2022, February 28, 2021, February 29, 2020 and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Income Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Income Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is current income, and secondarily, capital appreciation.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

14	Invesco Income Fund

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Commercial Mortgage-Backed Securities – The Fund may invest in both single and multi-issuer Commercial Mortgage-Backed Securities (“CMBS”). This includes both investment grade and non-investment grade CMBS as well as other non-rated CMBS. A CMBS is a type of mortgage-backed security that is secured by one or more mortgage loans on interests in commercial real estate property. CMBS differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans. Risks include the ability of a borrower to meet its obligations on the loan which could lead to default or foreclosure of the property. Such actions may impact the amount of proceeds ultimately derived from the loan, and the timing of receipt of such proceeds.

Management estimates future expected cash flows at the time of purchase based on the anticipated repayment dates on the CMBS. Subsequent changes in expected cash flow projection may result in a prospective change in the timing or character of income recognized on these securities, or the amortized cost of

15	Invesco Income Fund

these securities. The Fund amortizes premiums and/or accretes discounts based on the projected cash flows. Realized and unrealized gains and losses on CMBS are included in the Statement of Operations as Net realized gain (loss) from unaffiliated investment securities and Change in net unrealized appreciation (depreciation)of unaffiliated investment securities, respectively.

J.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

K.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

L.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

M.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

N.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over

16	Invesco Income Fund

specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

P.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

Q.

Other Risks – Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility

17	Invesco Income Fund

and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

CLOs are subject to the risks of substantial losses due to actual defaults by underlying borrowers, which will be greater during periods of economic or financial stress. CLOs may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs will be greater if the Fund invests in CLOs that hold loans of uncreditworthy borrowers or if the Fund holds subordinate tranches of the CLO that absorbs losses from the defaults before senior tranches. In addition, CLOs are subject to interest rate risk and credit risk.

The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. In addition, certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of certain triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and record keeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $200 million	0.500%
Next $300 million	0.400%
Next $500 million	0.350%
Next $19.5 billion	0.300%
Over $20.5 billion	0.240%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.45%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.50%, 1.25% and 1.25%, respectively, of the Fund’s average daily net

18	Invesco Income Fund

assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $12,642.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plans payments,up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $6,929 in front-end sales commissions from the sale of Class A shares and $57 and $793 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	-	Prices are determined using quoted prices in an active market for identical assets.
Level 2	-	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	-	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Asset-Backed Securities	$–	$199,200,983	$–	$199,200,983

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	72,517,697	–	72,517,697

Commercial Paper	–	45,021,753	–	45,021,753

U.S. Dollar Denominated Bonds & Notes	–	22,358,324	–	22,358,324

Certificate of Deposit	–	14,994,442	–	14,994,442

Preferred Stocks	4,463,357	–	–	4,463,357

U.S. Treasury Securities	–	1,999,346	–	1,999,346

Money Market Funds	32,842,323	2,950,320	–	35,792,643

Total Investments in Securities	37,305,680	359,042,865	–	396,348,545

19	Invesco Income Fund

	Level 1	Level 2	Level 3	Total

Other Investments - Assets*

Futures Contracts	$288,351	$–	$–	$288,351

Swap Agreements	–	544,550	–	544,550

	288,351	544,550	–	832,901

Other Investments - Liabilities*

Swap Agreements	–	(352,933)	–	(352,933)

Total Other Investments	288,351	191,617	–	479,968

Total Investments	$37,594,031	$359,234,482	$–	$396,828,513

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an ISDA Master Agreement under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

	Value
	Credit	Interest
Derivative Assets	Risk	Rate Risk	Total

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$–	$288,351	$288,351

Unrealized appreciation on swap agreements – Centrally Cleared	246,219	–	246,219

Unrealized appreciation on swap agreements – OTC	298,331	–	298,331

Total Derivative Assets	544,550	288,351	832,901

Derivatives not subject to master netting agreements	(246,219)	(288,351)	(534,570)

Total Derivative Assets subject to master netting agreements	$298,331	$–	$298,331

			Value
			Credit
Derivative Liabilities			Risk

Unrealized depreciation on swap agreements – OTC			$(352,933)

Derivatives not subject to master netting agreements			–

Total Derivative Liabilities subject to master netting agreements			$(352,933)

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

	Financial	Financial
	Derivative	Derivative		Collateral
	Assets	Liabilities		(Received)/Pledged
	Swap	Swap	Net Value of			Net
Counterparty	Agreements	Agreements	Derivatives	Non-Cash	Cash	Amount

JP Morgan Securities LLC	$302,220	$(356,822)	$(54,602)	$–	$–	$(54,602)

Effect of Derivative Investments for the six months ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Realized Gain (Loss):
Futures contracts	$-	$(3,108,139)	$(3,108,139)

Swap agreements	1,863,816	-	1,863,816

20	Invesco Income Fund

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Interest
	Risk	Rate Risk	Total

Change in Net Unrealized Appreciation:
Futures contracts	$-	$441,445	$441,445

Swap agreements	140,094	-	140,094

Total	$2,003,910	$(2,666,694)	$(662,784)

 The table below summarizes the average notional value of derivatives held during the period.

	Futures	Swap
	Contracts	Agreements

Average notional value	$75,330,227	$25,000,000

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,390.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$19,388,950	$53,426,081	$72,815,031

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $71,942,611 and $138,714,361, respectively. Cost of investments, including any derivatives,on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$1,749,900

Aggregate unrealized (depreciation) of investments	(30,609,218)

Net unrealized appreciation (depreciation) of investments	$(28,859,318)

 Cost of investments for tax purposes is $425,062,062.

21	Invesco Income Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	800,667	$5,522,273	1,650,488	$11,952,066

Class C	62,928	434,463	163,624	1,184,738

Class R	93,098	641,245	80,967	577,200

Class Y	277,719	1,906,808	160,947	1,176,369

Investor Class	28,466	195,834	76,512	549,996

Class R5	1,120	7,710	3,684	26,168

Class R6	1,215,525	8,435,824	603,498	4,328,771

Issued as reinvestment of dividends:
Class A	876,654	6,022,750	1,194,001	8,506,563

Class C	13,921	95,732	18,877	134,576

Class R	16,039	110,212	18,229	129,727

Class Y	17,066	117,293	24,736	176,715

Investor Class	55,621	382,607	76,585	546,315

Class R5	1,370	9,418	1,916	13,661

Class R6	371,292	2,548,866	609,691	4,350,042

Automatic conversion of Class C shares to Class A shares:
Class A	52,779	362,842	90,243	649,052

Class C	(52,733)	(362,842)	(90,177)	(649,052)

Reacquired:
Class A	(2,495,692)	(17,164,943)	(5,450,902)	(39,146,043)

Class C	(125,591)	(857,633)	(238,070)	(1,714,782)

Class R	(17,955)	(123,773)	(59,800)	(427,693)

Class Y	(90,065)	(622,683)	(455,789)	(3,269,255)

Investor Class	(158,598)	(1,089,804)	(277,022)	(1,994,111)

Class R5	(847)	(5,889)	(7,890)	(55,579)

Class R6	(3,637,893)	(25,203,416)	(7,916,614)	(58,957,918)

Net increase (decrease) in share activity	(2,695,109)	$(18,637,106)	(9,722,266)	$(71,912,474)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 10% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

In addition, 19% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

22	Invesco Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/23)	(08/31/23)[1]	Period[2]	(08/31/23)	Period[2]	Ratio
Class A	$1,000.00	$997.10	$4.77	$1,020.36	$4.82	0.95%
Class C	1,000.00	993.30	8.52	1,016.59	8.62	1.70
Class R	1,000.00	995.80	6.02	1,019.10	6.09	1.20
Class Y	1,000.00	996.90	3.51	1,021.62	3.56	0.70
Investor Class	1,000.00	996.00	4.06	1,021.06	4.12	0.81
Class R5	1,000.00	998.70	3.17	1,021.97	3.20	0.63
Class R6	1,000.00	999.10	2.81	1,022.32	2.85	0.56

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

23	Invesco Income Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Income Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the fifth quintile for the one, three and five year periods. The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund had changed its name, investment strategy and index as of July 26, 2018 and that the performance results prior to the 2018 calendar year were with

24	Invesco Income Fund

respect to the Fund’s prior investment strategy. As a result, the Board did not consider performance results prior to 2018 to be particularly relevant. The Board discussed contributors to and detractors from Fund performance for periods after 2018 which reflect the Fund’s utilization of its current strategy. The Board considered that the Fund’s investments in securitized assets, including commercial mortgage-backed securities and non-agency residential mortgage-backed securities, negatively impacted Fund performance relative to its peers. The Board acknowledged limitations regarding the Broadridge data, in particular that differences may exist between a Fund’s investment objective, principal investment strategies and/or investment restrictions and those of the funds in its performance universe and specifically that, unlike the Fund, many of the peer funds do not invest significantly in securitized assets and real estate investment trusts. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the

Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the

25	Invesco Income Fund

federal securities laws and consistent with best execution obligations.

26	Invesco Income Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	INC-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco Intermediate Bond Factor Fund

Nasdaq:

A: OFIAX ∎ C: OFICX ∎ R: OFINX ∎ Y: OFIYX ∎ R5: IOTEX ∎ R6: OFIIX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
15	Financial Statements
18	Financial Highlights
19	Notes to Financial Statements
26	Fund Expenses
27	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.19%
Class C Shares	0.81
Class R Shares	1.06
Class Y Shares	1.20
Class R5 Shares	1.20
Class R6 Shares	1.20
Bloomberg U.S. Aggregate Bond Index▼	0.95

Source(s): ▼RIMES Technologies Corp.
The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Intermediate Bond Factor Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges
Class A Shares
Inception (8/2/10)	2.57%
10 Years	1.42
5 Years	-0.31
1 Year	-4.55

Class C Shares
Inception (8/2/10)	2.40%
10 Years	1.22
5 Years	-0.24
1 Year	-2.03

Class R Shares
Inception (8/2/10)	2.61%
10 Years	1.58
5 Years	0.27
1 Year	-0.58

Class Y Shares
Inception (8/2/10)	3.14%
10 Years	2.13
5 Years	0.83
1 Year	-0.08

Class R5 Shares
10 Years	1.95%
5 Years	0.73
1 Year	-0.08

Class R6 Shares
Inception (11/28/12)	1.97%
10 Years	2.22
5 Years	0.82
1 Year	-0.08

Effective May 24, 2019, Class A, Class C, Class R, Class Y and Class I shares of the Oppenheimer Intermediate Income Fund, (the predecessor fund), were reorganized into Class A, Class C, Class R, Class Y and Class R6 shares, respectively, of the Invesco Oppenheimer Intermediate Income Fund. The Fund was subsequently renamed the Invesco Intermediate Bond Factor Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, Class R, Class Y and Class R6 shares are those for Class A, Class C, Class R, Class Y and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses. For periods prior to February 28, 2020, performance shown is that of the Fund using its previous investment strategy. Therefore, the past performance shown for periods prior to February 28, 2020 may have differed had the Fund’s current investment strategy been in effect.

 Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Intermediate Bond Factor Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Intermediate Bond Factor Fund

Schedule of Investments(a)

August 31, 2023

(Unaudited)

	Principal
	Amount	Value

U.S. Treasury Securities–47.04%
U.S. Treasury Bills–0.67%
4.75% - 4.79%, 04/18/2024(b)(c)	$1,435,000	$1,387,360

U.S. Treasury Bonds–2.47%
2.00%, 11/15/2041	900,000	630,141

3.88%, 02/15/2043	1,350,000	1,256,344

2.38%, 11/15/2049	1,087,600	760,810

2.00%, 02/15/2050	2,700,000	1,729,371

1.88%, 02/15/2051	1,200,000	740,484

		5,117,150

U.S. Treasury Notes–43.90%
1.50%, 02/29/2024	4,375,000	4,291,705

3.25%, 08/31/2024	8,000,000	7,835,065

4.50%, 11/30/2024	22,775,000	22,573,495

1.38%, 01/31/2025	8,521,000	8,087,294

1.13%, 02/28/2025	5,327,000	5,025,483

3.88%, 04/30/2025	1,665,000	1,634,887

4.75%, 07/31/2025	2,000,000	1,994,766

0.75%, 03/31/2026	2,900,000	2,632,430

1.50%, 08/15/2026	5,980,000	5,482,212

1.50%, 01/31/2027	7,000,000	6,350,586

3.88%, 11/30/2027	7,000,000	6,872,578

3.63%, 05/31/2028	3,000,000	2,918,027

1.38%, 10/31/2028	7,150,000	6,198,994

1.38%, 11/15/2031	9,700,000	7,862,684

3.38%, 05/15/2033	450,000	423,984

3.88%, 08/15/2033	800,000	785,813

		90,970,003

Total U.S. Treasury Securities (Cost $102,688,805)		97,474,513

U.S. Dollar Denominated Bonds & Notes–45.53%
Advertising–0.09%
Omnicom Group, Inc./Omnicom Capital, Inc., 3.65%, 11/01/2024	200,000	195,346

Aerospace & Defense–0.63%
Boeing Co. (The),
3.90%, 05/01/2049	470,000	352,064

5.93%, 05/01/2060	480,000	464,090

Lockheed Martin Corp., 5.90%, 11/15/2063	200,000	220,659

RTX Corp., 3.50%, 03/15/2027	292,000	275,863

		1,312,676

Agricultural & Farm Machinery–0.12%
John Deere Capital Corp., 3.40%, 09/11/2025	250,000	241,601

Air Freight & Logistics–0.22%
FedEx Corp., 5.25%, 05/15/2050	500,000	465,603

Apparel Retail–0.43%
Ross Stores, Inc.,
0.88%, 04/15/2026	300,000	268,131

1.88%, 04/15/2031	500,000	392,219

	Principal
	Amount	Value

Apparel Retail–(continued)
TJX Cos., Inc. (The), 3.88%, 04/15/2030	$250,000	$236,070

		896,420

Apparel, Accessories & Luxury Goods–0.52%
PVH Corp., 4.63%, 07/10/2025	200,000	193,778

Ralph Lauren Corp., 2.95%, 06/15/2030	550,000	484,641

Tapestry, Inc., 3.05%, 03/15/2032	240,000	184,761

VF Corp., 2.95%, 04/23/2030	250,000	207,687

		1,070,867

Application Software–0.11%
Autodesk, Inc., 2.85%, 01/15/2030	250,000	218,313

Asset Management & Custody Banks–0.15%
BlackRock, Inc.,
2.10%, 02/25/2032	275,000	219,409

4.75%, 05/25/2033	94,000	91,384

		310,793

Automobile Manufacturers–0.89%
General Motors Co.,
6.60%, 04/01/2036	100,000	100,597

5.15%, 04/01/2038	98,000	85,632

6.25%, 10/02/2043	403,000	379,366

6.75%, 04/01/2046	259,000	255,856

5.95%, 04/01/2049	94,000	84,405

Toyota Motor Corp. (Japan), 1.34%, 03/25/2026	400,000	364,519

Toyota Motor Credit Corp.,
0.80%, 10/16/2025	240,000	219,057

1.13%, 06/18/2026	227,000	204,309

4.55%, 05/17/2030	150,000	146,115

		1,839,856

Automotive Parts & Equipment–0.24%
Magna International, Inc. (Canada), 5.50%, 03/21/2033	500,000	507,004

Biotechnology–0.40%
Amgen, Inc.,
2.60%, 08/19/2026	500,000	465,002

2.20%, 02/21/2027	117,000	106,386

Gilead Sciences, Inc., 1.20%, 10/01/2027	310,000	266,765

		838,153

Broadcasting–0.70%
Discovery Communications LLC,
3.95%, 03/20/2028	200,000	186,113

4.13%, 05/15/2029	289,000	265,482

Paramount Global,
2.90%, 01/15/2027	480,000	432,904

4.20%, 06/01/2029	400,000	358,284

4.20%, 05/19/2032	250,000	208,428

		1,451,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Broadline Retail–1.20%
Alibaba Group Holding Ltd. (China),
3.40%, 12/06/2027	$330,000	$306,592

2.13%, 02/09/2031	525,000	421,617

4.50%, 11/28/2034	570,000	512,240

4.00%, 12/06/2037	400,000	324,875

4.20%, 12/06/2047	250,000	186,802

Amazon.com, Inc.,
3.25%, 05/12/2061	475,000	330,409

4.10%, 04/13/2062	475,000	394,467

		2,477,002

Building Products–0.29%
Fortune Brands Innovations, Inc., 3.25%, 09/15/2029	200,000	176,548

Owens Corning, 7.00%, 12/01/2036	62,000	67,483

Toll Brothers Finance Corp., 3.80%, 11/01/2029	400,000	356,857

		600,888

Cable & Satellite–0.55%
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.,
4.20%, 03/15/2028	375,000	349,519

5.05%, 03/30/2029	419,000	399,225

5.13%, 07/01/2049	50,000	38,511

Time Warner Cable Enterprises LLC, 8.38%, 07/15/2033	35,000	39,027

Time Warner Cable LLC, 4.50%, 09/15/2042	420,000	307,161

		1,133,443

Communications Equipment–0.24%
Juniper Networks, Inc.,
1.20%, 12/10/2025	250,000	226,548

5.95%, 03/15/2041	14,000	13,324

Motorola Solutions, Inc., 5.50%, 09/01/2044	14,000	12,865

Nokia OYJ (Finland), 4.38%, 06/12/2027	250,000	235,987

		488,724

Computer & Electronics Retail–0.14%
Booz Allen Hamilton, Inc., 5.95%, 08/04/2033	80,000	81,014

Dell International LLC/EMC Corp.,
8.10%, 07/15/2036	29,000	33,345

3.38%, 12/15/2041(d)	200,000	141,012

8.35%, 07/15/2046	35,000	42,968

		298,339

Construction Machinery & Heavy Transportation Equipment– 0.39%
Caterpillar Financial Services Corp., 3.25%, 12/01/2024	437,000	426,263

nVent Finance S.a.r.l. (United Kingdom), 4.55%, 04/15/2028	400,000	378,682

		804,945

Consumer Finance–0.37%
Ally Financial, Inc., 8.00%, 11/01/2031	218,000	225,551

	Principal
	Amount	Value

Consumer Finance–(continued)
American Express Co., 3.00%, 10/30/2024	$75,000	$72,836

Capital One Financial Corp., 3.75%, 03/09/2027	400,000	372,365

Synchrony Financial, 3.95%, 12/01/2027	100,000	89,457

		760,209

Data Processing & Outsourced Services–0.39%
Concentrix Corp., 6.65%, 08/02/2026	800,000	800,507

Distillers & Vintners–0.42%
Diageo Capital PLC (United Kingdom),
2.13%, 10/24/2024	574,000	552,631

3.88%, 05/18/2028	330,000	317,740

		870,371

Diversified Banks–8.93%
Australia and New Zealand Banking Group Ltd. (Australia), 3.70%, 11/16/2025	400,000	387,220

Banco Santander S.A. (Spain),
4.25%, 04/11/2027	400,000	378,671

4.38%, 04/12/2028	200,000	188,065

3.31%, 06/27/2029	400,000	354,775

2.96%, 03/25/2031	600,000	494,173

Bank of America Corp.,
4.45%, 03/03/2026	430,000	418,243

3.50%, 04/19/2026	300,000	285,379

1.32%, 06/19/2026(e)	405,000	372,898

2.48%, 09/21/2036(e)	489,000	371,679

6.11%, 01/29/2037	325,000	336,832

7.75%, 05/14/2038	275,000	322,041

Bank of Montreal (Canada), Series H, 4.70%, 09/14/2027	480,000	468,390

Barclays PLC (United Kingdom),
2.28%, 11/24/2027(e)	525,000	466,511

7.39%, 11/02/2028(e)	350,000	364,565

3.33%, 11/24/2042(e)	470,000	322,114

BPCE S.A. (France), 4.50%, 03/15/2025(d)	195,000	188,956

Citigroup, Inc.,
3.20%, 10/21/2026	275,000	256,560

3.67%, 07/24/2028(e)	100,000	93,046

8.13%, 07/15/2039	200,000	249,166

5.88%, 01/30/2042	200,000	203,185

Cooperatieve Rabobank U.A. (Netherlands),
3.75%, 07/21/2026	300,000	281,722

5.25%, 05/24/2041	125,000	127,367

Credit Suisse AG (Switzerland), 1.25%, 08/07/2026	350,000	306,738

Fifth Third Bancorp, 2.38%, 01/28/2025	235,000	223,780

HSBC Holdings PLC (United Kingdom),
4.29%, 09/12/2026(e)	325,000	313,592

4.38%, 11/23/2026	200,000	190,692

1.59%, 05/24/2027(e)	500,000	444,491

4.58%, 06/19/2029(e)	165,000	155,850

3.97%, 05/22/2030(e)	250,000	225,201

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Diversified Banks–(continued)
ING Groep N.V. (Netherlands), 4.05%, 04/09/2029	$250,000	$232,570

JPMorgan Chase & Co.,
7.75%, 07/15/2025	250,000	259,389

1.56%, 12/10/2025(e)	240,000	226,735

2.08%, 04/22/2026(e)	325,000	305,825

4.13%, 12/15/2026	125,000	120,345

5.72%, 09/14/2033(e)	475,000	474,941

KeyBank N.A.,
4.15%, 08/08/2025	250,000	236,756

3.40%, 05/20/2026	230,000	205,182

5.85%, 11/15/2027	500,000	482,602

Lloyds Banking Group PLC (United Kingdom), 4.45%, 05/08/2025	755,000	736,667

Mitsubishi UFJ Financial Group, Inc. (Japan),
3.96%, 03/02/2028	225,000	214,272

4.05%, 09/11/2028	225,000	213,859

National Australia Bank Ltd. (Australia),
3.38%, 01/14/2026	300,000	287,815

2.50%, 07/12/2026	250,000	232,446

NatWest Group PLC (United Kingdom),
4.80%, 04/05/2026	200,000	194,808

5.52%, 09/30/2028(e)	650,000	638,937

PNC Bank N.A., 3.25%, 06/01/2025	250,000	239,046

Sumitomo Mitsui Financial Group, Inc. (Japan),
2.35%, 01/15/2025	200,000	191,011

3.45%, 01/11/2027	475,000	444,534

2.14%, 09/23/2030	450,000	356,292

Toronto-Dominion Bank (The) (Canada),
1.25%, 09/10/2026	100,000	88,684

4.69%, 09/15/2027	250,000	243,984

U.S. Bancorp, Series W,
3.10%, 04/27/2026	410,000	384,921

2.49%, 11/03/2036(e)	600,000	442,452

Wells Fargo & Co.,
4.10%, 06/03/2026	450,000	431,836

3.07%, 04/30/2041(e)	325,000	232,883

4.61%, 04/25/2053(e)	221,000	187,157

Wells Fargo Bank N.A., 6.60%, 01/15/2038	300,000	317,583

Westpac Banking Corp. (Australia),
2.85%, 05/13/2026	451,000	425,524

2.70%, 08/19/2026(f)	400,000	373,488

3.35%, 03/08/2027	300,000	283,181

		18,497,627

Diversified Capital Markets–0.41%
Deutsche Bank AG (Germany),
4.16%, 05/13/2025	150,000	146,143

6.12%, 07/14/2026(e)	300,000	298,341

UBS Group AG (Switzerland), 4.55%, 04/17/2026	425,000	411,427

		855,911

Diversified Chemicals–0.10%
Celanese US Holdings LLC,
6.05%, 03/15/2025	68,000	68,096

6.38%, 07/15/2032	100,000	99,061

	Principal
	Amount	Value

Diversified Chemicals–(continued)
Dow Chemical Co. (The), 9.40%, 05/15/2039	$32,000	$42,363

		209,520

Diversified Financial Services–0.25%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 3.30%, 01/30/2032	150,000	121,955

Blackstone Holdings Finance Co. LLC, 3.15%, 10/02/2027(d)	125,000	114,322

ORIX Corp. (Japan), 3.70%, 07/18/2027	72,000	68,100

Vornado Realty L.P., 2.15%, 06/01/2026	240,000	207,634

		512,011

Diversified REITs–0.04%
VICI Properties L.P., 4.95%, 02/15/2030	96,000	90,387

Diversified Support Services–0.12%
Cintas Corp. No. 2, 3.70%, 04/01/2027	250,000	240,143

Education Services–0.01%
California Institute of Technology, 4.70%, 11/01/2111	27,000	22,202

Electric Utilities–3.42%
AEP Texas, Inc., 3.95%, 06/01/2028(d)	806,000	758,239

Appalachian Power Co., 7.00%, 04/01/2038	250,000	277,417

Consolidated Edison Co. of New York, Inc.,
4.50%, 05/15/2058	200,000	163,239

3.70%, 11/15/2059	1,000,000	708,633

Duke Energy Indiana LLC, 6.45%, 04/01/2039	96,000	101,487

Edison International,
5.75%, 06/15/2027	150,000	150,405

4.13%, 03/15/2028	228,000	213,441

Eversource Energy, Series M, 3.30%, 01/15/2028	200,000	184,196

MidAmerican Energy Co., 3.65%, 04/15/2029	180,000	167,892

National Rural Utilities Cooperative Finance Corp.,
8.00%, 03/01/2032	148,000	171,662

5.25%, 04/20/2046(e)	12,000	11,490

NextEra Energy Capital Holdings, Inc.,
3.50%, 04/01/2029	250,000	228,332

5.65%, 05/01/2079(e)	235,000	218,978

Oglethorpe Power Corp., 5.95%, 11/01/2039	374,000	370,611

Pacific Gas and Electric Co.,
4.20%, 03/01/2029	200,000	180,133

4.55%, 07/01/2030	450,000	404,966

4.20%, 06/01/2041	400,000	290,516

PacifiCorp,
3.50%, 06/15/2029	300,000	271,387

6.00%, 01/15/2039	200,000	198,986

Pinnacle West Capital Corp., 1.30%, 06/15/2025	200,000	184,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Electric Utilities–(continued)
Progress Energy, Inc., 7.75%, 03/01/2031	$150,000	$168,362

Southern California Edison Co., 6.65%, 04/01/2029	500,000	520,041

Southwestern Electric Power Co., Series N, 1.65%, 03/15/2026	250,000	227,567

Union Electric Co., 8.45%, 03/15/2039	400,000	511,230

Virginia Electric & Power Co., 8.88%, 11/15/2038	316,000	410,395

		7,094,409

Electrical Components & Equipment–0.20%
Emerson Electric Co., 5.25%, 11/15/2039	225,000	223,170

Regal Rexnord Corp., 6.30%, 02/15/2030(d)	200,000	199,298

		422,468

Electronic Components–0.05%
Corning, Inc., 5.85%, 11/15/2068	110,000	105,066

Gas Utilities–0.32%
Southern California Gas Co., 3.20%, 06/15/2025	250,000	240,908

Southwest Gas Corp., 4.05%, 03/15/2032	475,000	426,043

		666,951

Health Care Distributors–0.11%
McKesson Corp., 1.30%, 08/15/2026	250,000	224,334

Health Care Facilities–0.79%
Ascension Health, Series B, 2.53%, 11/15/2029	225,000	194,707

CommonSpirit Health, 1.55%, 10/01/2025	314,000	289,062

HCA, Inc.,
5.25%, 04/15/2025	197,000	195,258

4.13%, 06/15/2029	350,000	323,462

3.63%, 03/15/2032	429,000	369,117

5.25%, 06/15/2049	300,000	262,087

		1,633,693

Health Care REITs–0.14%
Healthpeak OP LLC, 2.13%, 12/01/2028	300,000	256,655

Sabra Health Care L.P., 5.13%, 08/15/2026	28,000	27,107

		283,762

Health Care Services–0.51%
Adventist Health System, 3.63%, 03/01/2049	325,000	229,903

CHRISTUS Health, Series C, 4.34%, 07/01/2028	430,000	412,850

Cigna Group (The), 4.50%, 02/25/2026	200,000	196,042

Dignity Health, 5.27%, 11/01/2064	248,000	222,898

		1,061,693

Home Furnishings–0.05%
Mohawk Industries, Inc., 3.63%, 05/15/2030	125,000	112,510

	Principal
	Amount	Value

Hotels, Resorts & Cruise Lines–0.29%
Booking Holdings, Inc.,
3.55%, 03/15/2028	$399,000	$377,055

4.63%, 04/13/2030	225,000	220,123

		597,178

Industrial Conglomerates–0.48%
3M Co., 5.70%, 03/15/2037(f)	500,000	531,987

3.13%, 09/19/2046(f)	675,000	457,637

		989,624

Industrial Machinery & Supplies & Components–0.56%
Parker-Hannifin Corp., 3.25%, 03/01/2027	300,000	282,429

Stanley Black & Decker, Inc.,
4.25%, 11/15/2028	331,000	314,502

2.30%, 03/15/2030	162,000	134,307

4.85%, 11/15/2048	500,000	425,583

		1,156,821

Insurance Brokers–0.05%
Aon Corp., 8.21%, 01/01/2027	100,000	105,187

Integrated Oil & Gas–0.84%
BP Capital Markets PLC (United Kingdom), 3.72%, 11/28/2028	325,000	305,964

Exxon Mobil Corp., 3.48%, 03/19/2030	450,000	416,440

Shell International Finance B.V. (Netherlands),
2.38%, 11/07/2029	350,000	304,332

6.38%, 12/15/2038	450,000	495,680

5.50%, 03/25/2040	225,000	229,268

		1,751,684

Integrated Telecommunication Services–0.82%
British Telecommunications PLC (United Kingdom), 9.63%, 12/15/2030	250,000	304,566

Koninklijke KPN N.V. (Netherlands), 8.38%, 10/01/2030	175,000	199,137

TCI Communications, Inc., 7.13%, 02/15/2028	700,000	752,746

Verizon Communications, Inc., 0.85%, 11/20/2025	500,000	453,657

		1,710,106

Interactive Media & Services–0.65%
Baidu, Inc. (China),
1.63%, 02/23/2027	250,000	220,814

4.38%, 03/29/2028	300,000	288,152

4.88%, 11/14/2028	200,000	194,754

2.38%, 08/23/2031	200,000	158,772

Meta Platforms, Inc., 5.75%, 05/15/2063	366,000	369,899

Time Warner Cable LLC, 7.30%, 07/01/2038	106,000	107,458

		1,339,849

Investment Banking & Brokerage–1.67%
Brookfield Finance, Inc. (Canada), 3.90%, 01/25/2028	440,000	411,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Investment Banking & Brokerage–(continued)
Goldman Sachs Group, Inc. (The),
3.50%, 01/23/2025	$475,000	$460,235

3.50%, 11/16/2026	301,000	283,007

4.02%, 10/31/2038(e)	112,000	93,206

6.25%, 02/01/2041	275,000	290,718

Jefferies Financial Group, Inc., 6.25%, 01/15/2036	182,000	184,595

Morgan Stanley,
3.88%, 01/27/2026	415,000	399,619

6.25%, 08/09/2026	475,000	485,675

Nomura Holdings, Inc. (Japan),
2.65%, 01/16/2025	200,000	191,084

1.65%, 07/14/2026	290,000	257,199

2.33%, 01/22/2027	200,000	177,308

2.71%, 01/22/2029	260,000	220,746

		3,454,934

IT Consulting & Other Services–0.58%
International Business Machines Corp.,
4.40%, 07/27/2032	275,000	262,508

7.13%, 12/01/2096	383,000	466,517

Kyndryl Holdings, Inc., 2.70%, 10/15/2028	575,000	481,113

		1,210,138

Leisure Products–0.30%
Brunswick Corp., 5.10%, 04/01/2052	250,000	184,100

Hasbro, Inc.,
6.35%, 03/15/2040	300,000	303,063

5.10%, 05/15/2044	147,000	128,063

		615,226

Life & Health Insurance–1.33%
Brighthouse Financial, Inc.,
5.63%, 05/15/2030	200,000	193,588

4.70%, 06/22/2047	236,000	176,020

Lincoln National Corp., 3.05%, 01/15/2030	300,000	252,953

Manulife Financial Corp. (Canada), 4.15%, 03/04/2026	135,000	131,217

MetLife, Inc.,
4.55%, 03/23/2030	500,000	486,544

Series D, 5.88%(e)(g)	100,000	93,870

Principal Financial Group, Inc.,
3.70%, 05/15/2029	350,000	320,834

2.13%, 06/15/2030	275,000	224,583

Prudential Financial, Inc., 6.63%, 06/21/2040	425,000	459,117

Reliance Standard Life Global Funding II, 2.75%, 01/21/2027(d)	441,000	396,229

Unum Group, 5.75%, 08/15/2042	13,000	11,859

		2,746,814

Life Sciences Tools & Services–0.09%
Revvity, Inc., 3.30%, 09/15/2029	200,000	177,958

Managed Health Care–0.29%
UnitedHealth Group, Inc.,
5.25%, 02/15/2028	225,000	229,448

6.05%, 02/15/2063	350,000	381,637

		611,085

	Principal
	Amount	Value

Motorcycle Manufacturers–0.10%
Harley-Davidson, Inc., 4.63%, 07/28/2045	$279,000	$213,744

Movies & Entertainment–0.27%
TWDC Enterprises 18 Corp., 3.15%, 09/17/2025	450,000	432,238

Warnermedia Holdings, Inc., 4.28%, 03/15/2032	153,000	135,077

		567,315

Multi-Family Residential REITs–0.05%
Mid-America Apartments L.P., 3.60%, 06/01/2027	100,000	94,718

Multi-line Insurance–0.13%
American International Group, Inc.,
3.90%, 04/01/2026	75,000	72,433

Series A-9, 5.75%, 04/01/2048(e)	20,000	18,935

AXA S.A. (France), 8.60%, 12/15/2030	150,000	181,179

		272,547

Multi-Utilities–0.29%
Arizona Public Service Co., 2.60%, 08/15/2029	300,000	260,341

Black Hills Corp.,
3.95%, 01/15/2026	277,000	265,600

4.35%, 05/01/2033	91,000	80,644

		606,585

Office REITs–0.17%
Boston Properties L.P., 3.40%, 06/21/2029	400,000	342,656

Oil & Gas Equipment & Services–0.13%
Baker Hughes Holdings LLC, 5.13%, 09/15/2040	152,000	143,763

Halliburton Co., 7.45%, 09/15/2039	113,000	131,589

		275,352

Oil & Gas Exploration & Production–0.57%
Conoco Funding Co., 7.25%, 10/15/2031	200,000	227,154

ConocoPhillips Co., 6.95%, 04/15/2029	200,000	220,172

EQT Corp.,
6.13%, 02/01/2025	111,000	110,857

7.00%, 02/01/2030	350,000	366,559

Marathon Oil Corp., 6.60%, 10/01/2037	250,000	252,352

		1,177,094

Oil & Gas Storage & Transportation–1.41%
Columbia Pipeline Group, Inc., 5.80%, 06/01/2045	368,000	341,264

Energy Transfer L.P.,
5.30%, 04/15/2047	389,000	330,300

5.40%, 10/01/2047	167,000	143,989

5.00%, 05/15/2050	470,000	387,319

Enterprise Products Operating LLC, 4.15%, 10/16/2028	250,000	238,983

Kinder Morgan Energy Partners L.P., 6.95%, 01/15/2038	131,000	140,380

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Oil & Gas Storage & Transportation–(continued)
ONEOK, Inc.,
3.40%, 09/01/2029	$480,000	$424,404

7.15%, 01/15/2051	325,000	345,159

Plains All American Pipeline L.P./PAA Finance Corp., 6.65%, 01/15/2037	100,000	101,584

Spectra Energy Partners L.P., 3.50%, 03/15/2025	175,000	168,945

Western Midstream Operating L.P., 4.05%, 02/01/2030	325,000	290,242

		2,912,569

Other Specialized REITs–0.34%
EPR Properties, 4.50%, 06/01/2027	480,000	432,721

GLP Capital L.P./GLP Financing II, Inc.,
5.30%, 01/15/2029	200,000	188,761

3.25%, 01/15/2032	114,000	92,019

		713,501

Packaged Foods & Meats–0.26%
Conagra Brands, Inc., 7.00%, 10/01/2028	150,000	160,022

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc.,
5.13%, 02/01/2028	200,000	194,539

3.00%, 02/02/2029	225,000	193,220

		547,781

Paper Products–0.21%
Georgia-Pacific LLC, 8.88%, 05/15/2031	200,000	243,881

Suzano Austria GmbH (Brazil), 6.00%, 01/15/2029	200,000	198,485

		442,366

Passenger Airlines–0.40%
American Airlines Pass-Through Trust, Series 2021-1, Class A, 2.88%, 07/11/2034	449,529	373,489

Southwest Airlines Co., 5.13%, 06/15/2027	125,000	123,585

United Airlines Pass-Through Trust, Series 2020-1, Class A, 5.88%, 10/15/2027	341,417	341,160

		838,234

Personal Care Products–0.12%
Conopco, Inc., Series E, 7.25%, 12/15/2026	225,000	240,754

Pharmaceuticals–0.92%
Bristol-Myers Squibb Co., 3.40%, 07/26/2029	250,000	231,696

Johnson & Johnson,
1.30%, 09/01/2030	125,000	101,405

3.55%, 03/01/2036	300,000	264,959

5.95%, 08/15/2037	150,000	166,290

Mylan, Inc., 4.55%, 04/15/2028	225,000	211,972

Novartis Capital Corp. (Switzerland), 3.10%, 05/17/2027	450,000	425,866

Pharmacia LLC, 6.60%, 12/01/2028	175,000	188,708

Viatris, Inc., 2.70%, 06/22/2030	400,000	325,101

		1,915,997

	Principal
	Amount	Value

Property & Casualty Insurance–0.41%
Allstate Corp. (The),
3.28%, 12/15/2026	$190,000	$179,673

5.35%, 06/01/2033	225,000	222,733

CNA Financial Corp., 3.45%, 08/15/2027	300,000	280,323

Stewart Information Services Corp., 3.60%, 11/15/2031	225,000	170,881

		853,610

Rail Transportation–0.45%
Canadian Pacific Railway Co. (Canada), 6.13%, 09/15/2115	200,000	208,015

Norfolk Southern Corp., 4.10%, 05/15/2121	450,000	317,076

Union Pacific Corp.,
3.80%, 04/06/2071	300,000	221,300

3.85%, 02/14/2072	250,000	185,631

		932,022

Regional Banks–0.48%
M&T Bank Corp., 4.55%, 08/16/2028(e)	250,000	234,466

Truist Bank,
4.05%, 11/03/2025	10,000	9,611

3.30%, 05/15/2026	365,000	339,441

Truist Financial Corp., 4.92%, 07/28/2033(e)	450,000	401,437

		984,955

Reinsurance–0.06%
Enstar Group Ltd., 3.10%, 09/01/2031	110,000	85,741

RenaissanceRe Finance, Inc. (Bermuda), 3.70%, 04/01/2025	34,000	33,056

		118,797

Retail REITs–0.51%
Realty Income Corp.,
3.95%, 08/15/2027	250,000	238,629

2.20%, 06/15/2028	200,000	173,850

Simon Property Group L.P.,
2.25%, 01/15/2032	290,000	224,957

6.75%, 02/01/2040	244,000	262,489

4.25%, 10/01/2044	200,000	156,907

		1,056,832

Semiconductors–0.93%
Broadcom, Inc., 4.93%, 05/15/2037(d)	265,000	238,896

Intel Corp.,
2.45%, 11/15/2029	275,000	238,998

5.20%, 02/10/2033(f)	475,000	474,838

4.95%, 03/25/2060(f)	460,000	412,347

5.05%, 08/05/2062	400,000	355,750

TSMC Arizona Corp. (Taiwan), 2.50%, 10/25/2031	250,000	208,200

		1,929,029

Specialty Chemicals–0.41%
DuPont de Nemours, Inc., 4.49%, 11/15/2025	610,000	597,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Specialty Chemicals–(continued)
PPG Industries, Inc., 2.40%, 08/15/2024	$261,000	$252,882

		850,330

Steel–0.24%
ArcelorMittal S.A. (Luxembourg),
7.00%, 10/15/2039	27,000	27,855

6.75%, 03/01/2041	225,000	224,443

Nucor Corp., 6.40%, 12/01/2037	219,000	237,453

		489,751

Systems Software–0.35%
Microsoft Corp.,
3.13%, 11/03/2025	425,000	410,281

3.04%, 03/17/2062	450,000	311,976

		722,257

Technology Distributors–0.24%
Avnet, Inc., 6.25%, 03/15/2028	250,000	252,218

CDW LLC/CDW Finance Corp., 3.28%, 12/01/2028	275,000	241,669

		493,887

Technology Hardware, Storage & Peripherals–0.47%
Apple, Inc.,
3.35%, 02/09/2027	500,000	478,100

1.20%, 02/08/2028	150,000	129,743

2.85%, 08/05/2061	225,000	146,671

Hewlett Packard Enterprise Co., 6.35%, 10/15/2045	220,000	225,842

		980,356

Telecom Tower REITs–0.11%
American Tower Corp., 3.95%, 03/15/2029	240,000	221,082

Tobacco–2.64%
Altria Group, Inc.,
4.80%, 02/14/2029	353,000	342,174

3.40%, 05/06/2030	460,000	404,478

2.45%, 02/04/2032	800,000	624,793

4.50%, 05/02/2043	557,000	434,714

3.88%, 09/16/2046	225,000	155,074

5.95%, 02/14/2049	41,000	38,212

B.A.T Capital Corp. (United Kingdom),
3.56%, 08/15/2027	108,000	100,236

2.26%, 03/25/2028	350,000	301,183

4.74%, 03/16/2032	415,000	375,500

B.A.T. International Finance PLC (United Kingdom), 4.45%, 03/16/2028	265,000	251,428

Philip Morris International, Inc.,
5.13%, 02/15/2030	480,000	474,671

2.10%, 05/01/2030	250,000	205,680

1.75%, 11/01/2030	300,000	235,431

5.38%, 02/15/2033	163,000	161,059

6.38%, 05/16/2038	280,000	301,002

4.50%, 03/20/2042	418,000	355,204

Reynolds American, Inc. (United Kingdom),
5.70%, 08/15/2035	256,000	237,001

5.85%, 08/15/2045	545,000	473,806

		5,471,646

	Principal
	Amount	Value

Trading Companies & Distributors–0.23%
Air Lease Corp., 3.00%, 02/01/2030	$560,000	$471,140

Transaction & Payment Processing Services–0.37%
PayPal Holdings, Inc., 2.65%, 10/01/2026	275,000	256,172

Visa, Inc., 4.15%, 12/14/2035	275,000	259,619

Western Union Co. (The), 6.20%, 11/17/2036	250,000	251,370

		767,161

Wireless Telecommunication Services–0.37%
America Movil S.A.B. de C.V. (Mexico), 6.38%, 03/01/2035	400,000	431,462

Vodafone Group PLC (United Kingdom), 4.88%, 06/19/2049	400,000	339,521

		770,983

Total U.S. Dollar Denominated Bonds & Notes (Cost $101,708,059)		94,356,613

U.S. Government Sponsored Agency Mortgage-Backed Securities–26.11%
Collateralized Mortgage Obligations–0.15%
Fannie Mae REMICs, IO,
3.50%, 08/25/2035(h)	208,039	24,700

5.50%, 07/25/2046(h)	57,752	7,781

4.00%, 08/25/2047(h)	40,052	7,167

0.50% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(h)(i)	516,536	33,105

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	3,920,211	18,750

Series K734, Class X1, IO, 0.78%, 02/25/2026(j)	2,993,622	35,105

Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	2,997,163	60,775

Series K093, Class X1, IO, 1.09%, 05/25/2029(j)	2,462,858	104,080

Freddie Mac REMICs, IO, 0.80%(6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(h)(i)	121,918	10,859

Freddie Mac STRIPS, IO, 3.00%, 12/15/2027(h)	38,836	1,609

		303,931

Federal Home Loan Mortgage Corp. (FHLMC)–2.15%
4.50%, 09/01/2049 to 01/01/2050	199,092	191,350

3.00%, 01/01/2050 to 05/01/2050	2,396,961	2,106,777

2.50%, 07/01/2050 to 08/01/2050	2,551,164	2,147,588

		4,445,715

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Bond Factor Fund

	Principal
	Amount	Value

Federal National Mortgage Association (FNMA)–22.96%
4.50%, 06/01/2049	$98,794	$95,528

3.00%, 06/25/2049 to 11/01/2051	1,948,467	1,690,665

2.50%, 03/01/2050 to 08/01/2051	1,708,432	1,429,907

2.00%, 03/01/2051 to 08/01/2051	2,378,450	1,901,457

TBA,
2.00%, 09/01/2038 to 10/01/2053(k)	8,132,000	6,546,499

2.50%, 09/01/2038 to 10/01/2053(k)	5,200,000	4,380,781

3.00%, 09/01/2038 to 10/01/2053(k)	6,742,000	6,046,418

3.50%, 09/01/2038 to 10/01/2053(k)	9,625,000	8,652,072

5.50%, 09/01/2053(k)	1,600,000	1,579,875

4.00%, 10/01/2053(k)	7,625,000	7,045,977

4.50%, 10/01/2053(k)	6,250,000	5,930,176

5.00%, 10/01/2053(k)	2,350,000	2,279,913

		47,579,268

Government National Mortgage Association (GNMA)–0.85%
IO,
0.77% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(h)(i)	274,781	20,375

TBA,
3.00%, 09/01/2053(k)	600,000	527,648

4.50%, 09/01/2053(k)	250,000	238,262

5.00%, 09/01/2053(k)	600,000	583,887

5.50%, 09/01/2053(k)	400,000	395,969

		1,766,141

Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $56,464,210)		54,095,055

	Shares
Exchange-Traded Funds–0.44%
iShares MBS ETF (Cost $937,790)(f)	10,000	919,000

	Principal Amount

Asset-Backed Securities–0.13%
Banc of America Mortgage Trust, Series 2007-1, Class 1A24, 6.00%, 03/25/2037	$11,450	9,188

Investment Abbreviations:

Ctfs.	- Certificates
ETF	- Exchange-Traded Fund
IO	- Interest Only
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STRIPS	- Separately Traded Registered Interest and Principal Security
TBA	- To Be Announced

	Principal
	Amount	Value

Bank, Series 2019-BNK16, Class XA, IO, 1.10%, 02/15/2052(j)	$2,283,764	$86,704

Citigroup Commercial Mortgage Trust, Series 2017-C4, Class XA, IO, 1.17%, 10/12/2050(j)	5,368,492	159,233

WaMu Mortgage Pass-Through Ctfs. Trust, Series 2005-AR14, Class 1A4, 3.94%, 12/25/2035(l)	17,325	15,743

Total Asset-Backed Securities (Cost $325,143)		270,868

	Shares
Money Market Funds–1.27%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(m)(n)	922,562	922,562

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(m)(n)	658,921	658,987

Invesco Treasury Portfolio, Institutional Class, 5.25%(m)(n)	1,054,356	1,054,356

Total Money Market Funds (Cost $2,635,905)		2,635,905

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-120.52% (Cost $264,759,912)		249,751,954

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–1.11%
Invesco Private Government Fund, 5.30%(m)(n)(o)	645,850	645,850

Invesco Private Prime Fund, 5.51%(m)(n)(o)	1,660,759	1,660,759

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,306,609)		2,306,609

TOTAL INVESTMENTS IN SECURITIES–121.63% (Cost $267,066,521)		252,058,563

OTHER ASSETS LESS LIABILITIES—(21.63)%		(44,828,604)

NET ASSETS–100.00%		$207,229,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Bond Factor Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L.
(c)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $2,036,952, which represented less than 1% of the Fund’s Net Assets.

(e)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(f)	All or a portion of this security was out on loan at August 31, 2023.
(g)	Perpetual bond with no specified maturity date.
(h)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(k)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1M.
(l)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(m)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$850,764	$12,229,556	$(12,157,758)	$-	$-	$922,562	$27,713
Invesco Liquid Assets Portfolio, Institutional Class	607,573	8,735,398	(8,684,070)	28	58	658,987	18,492
Invesco Treasury Portfolio, Institutional Class	972,302	13,976,636	(13,894,582)	-	-	1,054,356	28,889
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	701,288	4,114,513	(4,169,951)	-	-	645,850	18,809	*
Invesco Private Prime Fund	1,803,313	7,747,172	(7,889,492)	88	(322)	1,660,759	49,918	*
Total	$4,935,240	$46,803,275	$(46,795,853)	$116	$(264)	$4,942,514	$143,821

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(n)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(o)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)

Interest Rate Risk

Australia 10 Year Bonds	24	September-2023	$1,806,572	$(6,841)	$(6,841)

Canada 10 Year Bonds	19	December-2023	1,677,687	14,727	14,727

Euro-Bund	12	September-2023	1,733,096	(10,725)	(10,725)

Long Gilt	10	December-2023	1,210,680	12,145	12,145

U.S. Treasury Long Bonds	20	December-2023	2,433,750	28,549	28,549

U.S. Treasury Ultra Bonds	30	December-2023	3,884,062	51,565	51,565

Subtotal–Long Futures Contracts				89,420	89,420

Short Futures Contracts

Interest Rate Risk

U.S. Treasury 2 Year Notes	79	December-2023	(16,100,570)	(58,792)	(58,792)

U.S. Treasury 5 Year Notes	126	December-2023	(13,472,156)	(109,544)	(109,544)

U.S. Treasury 10 Year Notes	38	December-2023	(4,219,188)	(52,926)	(52,926)

U.S. Treasury 10 Year Ultra Notes	40	December-2023	(4,644,375)	(71,024)	(71,024)

Subtotal–Short Futures Contracts				(292,286)	(292,286)

Total Futures Contracts				$(202,866)	$(202,866)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Bond Factor Fund

Portfolio Composition

By security type, based on Total Investments

as of August 31, 2023

U.S. Treasury Securities	38.67%

U.S. Dollar Denominated Bonds & Notes	37.43

U.S. Government Sponsored Agency Mortgage-Backed Securities	21.46

Security types each less than 1% of portfolio	0.47

Money Market Funds	1.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Bond Factor Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $ 262,124,007)*	$247,116,049

Investments in affiliated money market funds, at value (Cost $ 4,942,514)	4,942,514

Other investments:
Variation margin receivable – futures contracts	14,973

Cash collateral – TBA commitments	252,000

Cash	500,000

Receivable for:
Investments sold	35,193,237

Fund shares sold	178,163

Dividends	18,258

Interest	1,845,614

Principal paydowns	5

Investment for trustee deferred compensation and retirement plans	27,454

Other assets	67,517

Total assets	290,155,784

Liabilities:
Payable for:
Investments purchased	80,296,404

Dividends	60,493

Fund shares reacquired	100,782

Collateral upon return of securities loaned	2,306,609

Accrued fees to affiliates	98,190

Accrued trustees’ and officers’ fees and benefits	1,197

Accrued other operating expenses	34,696

Trustee deferred compensation and retirement plans	27,454

Total liabilities	82,925,825

Net assets applicable to shares outstanding	$207,229,959

Net assets consist of:

Shares of beneficial interest	$240,060,544

Distributable earnings (loss)	(32,830,585)

$207,229,959

Net Assets:
Class A	$95,627,545

Class C	$9,920,764

Class R	$17,582,846

Class Y	$69,755,968

Class R5	$8,503

Class R6	$14,334,333

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	10,533,271

Class C	1,092,666

Class R	1,935,192

Class Y	7,690,314

Class R5	937

Class R6	1,579,582

Class A:
Net asset value per share	$9.08

Maximum offering price per share (Net asset value of $9.08 ÷ 95.75%)	$9.48

Class C:
Net asset value and offering price per share	$9.08

Class R:
Net asset value and offering price per share	$9.09

Class Y:
Net asset value and offering price per share	$9.07

Class R5:
Net asset value and offering price per share	$9.07

Class R6:
Net asset value and offering price per share	$9.07

*	At August 31, 2023, securities with an aggregate value of $ 2,242,165 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Bond Factor Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Interest	$3,518,736

Dividends	5,400

Dividends from affiliated money market funds (includes net securities lending income of $ 31,849)	106,943

Total investment income	3,631,079

Expenses:
Advisory fees	248,793

Administrative services fees	14,024

Custodian fees	19,198

Distribution fees:
Class A	116,694

Class C	50,482

Class R	45,058

Transfer agent fees – A, C, R and Y	166,009

Transfer agent fees – R5	1

Transfer agent fees – R6	2,004

Trustees’ and officers’ fees and benefits	9,048

Registration and filing fees	42,975

Reports to shareholders	13,262

Professional services fees	26,173

Other	16,288

Total expenses	770,009

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(276,452)

Net expenses	493,557

Net investment income	3,137,522

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(3,509,170)

Affiliated investment securities	(264)

Futures contracts	7,957

(3,501,477)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	2,640,337

Affiliated investment securities	116

Foreign currencies	(3,665)

Futures contracts	(102,892)

2,533,896

Net realized and unrealized gain (loss)	(967,581)

Net increase in net assets resulting from operations	$2,169,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Bond Factor Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$3,137,522	$4,028,246

Net realized gain (loss)	(3,501,477)	(10,672,635)

Change in net unrealized appreciation (depreciation)	2,533,896	(13,297,799)

Net increase (decrease) in net assets resulting from operations	2,169,941	(19,942,188)

Distributions to shareholders from distributable earnings:
Class A	(1,341,254)	(2,540,281)

Class C	(103,091)	(217,700)

Class R	(228,947)	(412,463)

Class Y	(952,992)	(1,399,705)

Class R5	(132)	(240)

Class R6	(203,220)	(420,063)

Total distributions from distributable earnings	(2,829,636)	(4,990,452)

Return of capital:
Class A	–	(1,117,364)

Class C	–	(95,757)

Class R	–	(181,426)

Class Y	–	(615,672)

Class R5	–	(106)

Class R6	–	(184,768)

Total return of capital	–	(2,195,093)

Total distributions	(2,829,636)	(7,185,545)

Share transactions–net:
Class A	1,166,004	(8,691,654)

Class C	(54,492)	(3,014,837)

Class R	94,348	1,014,066

Class Y	13,885,149	32,839,491

Class R6	2,327,885	(2,631,687)

Net increase in net assets resulting from share transactions	17,418,894	19,515,379

Net increase (decrease) in net assets	16,759,199	(7,612,354)

Net assets:
Beginning of period	190,470,760	198,083,114

End of period	$207,229,959	$190,470,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Bond Factor Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets		Portfolio turnover (d)
Class A
Six months ended 08/31/23	$ 9.10	$0.14	$(0.03)	$ 0.11	$(0.13)	$ –	$ –	$(0.13)	$9.08	1.19	%(e)	$95,628	0.53	%(e)(f)	0.81	%(f)	3.12	%(e)(f)	152%
Year ended 02/28/23	10.45	0.20	(1.20)	(1.00)	(0.24)	–	(0.11)	(0.35)	9.10	(9.62	)(e)	94,721	0.52	(e)	0.81	(e)	2.06	(e)	301
Year ended 02/28/22	10.93	0.13	(0.43)	(0.30)	(0.18)	–	–	(0.18)	10.45	(2.80	)(e)	118,156	0.52	(e)	0.71	(e)	1.18	(e)	207
Year ended 02/28/21	11.27	0.16	0.10	0.26	(0.21)	(0.39)	–	(0.60)	10.93	2.30	(e)	132,856	0.52	(e)	0.96	(e)	1.42	(e)	292
Seven months ended 02/29/20	10.88	0.18	0.40	0.58	(0.19)	–	–	(0.19)	11.27	5.39		122,371	1.05	(f)	1.05	(f)	2.80	(f)	64
Year ended 07/31/19	10.43	0.32	0.45	0.77	(0.32)	–	–	(0.32)	10.88	7.52		119,300	0.97		0.97		3.07		108
Year ended 07/31/18	10.92	0.31	(0.49)	(0.18)	(0.31)	–	–	(0.31)	10.43	(1.67)		119,119	0.97		0.97		2.89		57
Class C
Six months ended 08/31/23	9.10	0.11	(0.04)	0.07	(0.09)	–	–	(0.09)	9.08	0.81		9,921	1.28	(f)	1.57	(f)	2.37	(f)	152
Year ended 02/28/23	10.45	0.12	(1.20)	(1.08)	(0.19)	–	(0.08)	(0.27)	9.10	(10.31)		10,003	1.27		1.57		1.31		301
Year ended 02/28/22	10.93	0.05	(0.43)	(0.38)	(0.10)	–	–	(0.10)	10.45	(3.53)		14,724	1.27		1.47		0.43		207
Year ended 02/28/21	11.26	0.08	0.10	0.18	(0.12)	(0.39)	–	(0.51)	10.93	1.56		19,013	1.27		1.72		0.67		292
Seven months ended 02/29/20	10.87	0.12	0.40	0.52	(0.13)	–	–	(0.13)	11.26	4.80		23,114	1.81	(f)	1.81	(f)	1.90	(f)	64
Year ended 07/31/19	10.43	0.23	0.44	0.67	(0.23)	–	–	(0.23)	10.87	6.52		23,487	1.72		1.72		2.17		108
Year ended 07/31/18	10.91	0.23	(0.48)	(0.25)	(0.23)	–	–	(0.23)	10.43	(2.32)		31,250	1.72		1.72		2.14		57
Class R
Six months ended 08/31/23	9.11	0.13	(0.03)	0.10	(0.12)	–	–	(0.12)	9.09	1.06		17,583	0.78	(f)	1.07	(f)	2.87	(f)	152
Year ended 02/28/23	10.45	0.17	(1.19)	(1.02)	(0.22)	–	(0.10)	(0.32)	9.11	(9.75)		17,545	0.77		1.07		1.81		301
Year ended 02/28/22	10.93	0.10	(0.43)	(0.33)	(0.15)	–	–	(0.15)	10.45	(3.04)		18,987	0.77		0.97		0.93		207
Year ended 02/28/21	11.27	0.13	0.10	0.23	(0.18)	(0.39)	–	(0.57)	10.93	2.02		19,876	0.77		1.22		1.17		292
Seven months ended 02/29/20	10.88	0.15	0.40	0.55	(0.16)	–	–	(0.16)	11.27	5.09		20,366	1.31	(f)	1.31	(f)	2.40	(f)	64
Year ended 07/31/19	10.44	0.28	0.44	0.72	(0.28)	–	–	(0.28)	10.88	7.06		20,511	1.22		1.22		2.67		108
Year ended 07/31/18	10.93	0.28	(0.49)	(0.21)	(0.28)	–	–	(0.28)	10.44	(1.91)		19,416	1.21		1.21		2.65		57
Class Y
Six months ended 08/31/23	9.10	0.16	(0.05)	0.11	(0.14)	–	–	(0.14)	9.07	1.20		69,756	0.28	(f)	0.57	(f)	3.37	(f)	152
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	–	(0.11)	(0.37)	9.10	(9.30)		56,121	0.27		0.57		2.31		301
Year ended 02/28/22	10.92	0.15	(0.42)	(0.27)	(0.21)	–	–	(0.21)	10.44	(2.56)		29,184	0.27		0.47		1.43		207
Year ended 02/28/21	11.26	0.19	0.10	0.29	(0.24)	(0.39)	–	(0.63)	10.92	2.58		17,750	0.27		0.72		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.22)	–	–	(0.22)	11.26	5.55		19,032	0.81	(f)	0.81	(f)	3.09	(f)	64
Year ended 07/31/19	10.43	0.35	0.45	0.80	(0.35)	–	–	(0.35)	10.88	7.81		20,940	0.73		0.73		3.37		108
Year ended 07/31/18	10.91	0.33	(0.47)	(0.14)	(0.34)	–	–	(0.34)	10.43	(1.35)		27,430	0.72		0.72		3.14		57
Class R5
Six months ended 08/31/23	9.10	0.16	(0.05)	0.11	(0.14)	–	–	(0.14)	9.07	1.20		9	0.28	(f)	0.42	(f)	3.37	(f)	152
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	–	(0.11)	(0.37)	9.10	(9.30)		9	0.28		0.41		2.30		301
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	–	–	(0.21)	10.44	(2.56)		10	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	–	(0.63)	10.92	2.49		10	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.87	0.20	0.40	0.60	(0.20)	–	–	(0.20)	11.27	5.59		11	0.60	(f)	0.60	(f)	3.09	(f)	64
Period ended 07/31/19(g)	10.67	0.07	0.19	0.26	(0.06)	–	–	(0.06)	10.87	2.44		10	0.62	(f)	0.62	(f)	3.39	(f)	108
Class R6
Six months ended 08/31/23	9.10	0.16	(0.05)	0.11	(0.14)	–	–	(0.14)	9.07	1.20		14,334	0.28	(f)	0.42	(f)	3.37	(f)	152
Year ended 02/28/23	10.44	0.22	(1.19)	(0.97)	(0.26)	–	(0.11)	(0.37)	9.10	(9.30)		12,072	0.27		0.41		2.31		301
Year ended 02/28/22	10.92	0.16	(0.43)	(0.27)	(0.21)	–	–	(0.21)	10.44	(2.56)		17,022	0.27		0.37		1.43		207
Year ended 02/28/21	11.27	0.19	0.09	0.28	(0.24)	(0.39)	–	(0.63)	10.92	2.49		8,392	0.27		0.47		1.67		292
Seven months ended 02/29/20	10.88	0.20	0.40	0.60	(0.21)	–	–	(0.21)	11.27	5.60		5,795	0.58	(f)	0.58	(f)	3.14	(f)	64
Year ended 07/31/19	10.44	0.36	0.43	0.79	(0.35)	–	–	(0.35)	10.88	7.80		5,662	0.56		0.56		3.41		108
Year ended 07/31/18	10.92	0.35	(0.48)	(0.13)	(0.35)	–	–	(0.35)	10.44	(1.18)		7,783	0.56		0.56		3.30		57

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.02% for the seven months ended February 29, 2020 and the years ended July 31, 2019 and 2018.
(d)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the seven months ended February 29, 2020, the portfolio turnover calculation excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities of $11,531,839 and 13,476,801, respectively. For the year ended July 31, 2019, the portfolio turnover calculation excludes purchase and sale transactions of TBA mortgage-related securities of $129,169,490 and $127,412,648, respectively.

(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the six months ended August 31, 2023 and years ended February 28, 2023, 2022 and 2021.

(f)	Annualized.
(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Bond Factor Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Intermediate Bond Factor Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek total return.

Prior to February 28, 2020, the Fund sought to gain exposure to Regulation S securities primarily through investments in a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary was organized by the Fund to invest in Regulation S securities. The Fund could invest up to 25% of its total assets in the Subsidiary under its previous strategy. Effective February 28, 2020, the Fund no longer invests in Regulation S securities or the Subsidiary, and the Subsidiary was liquidated. For periods prior to February 28, 2020, the Financial Highlights report the operations of the Fund and the Subsidiary on a consolidated basis.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

19	Invesco Intermediate Bond Factor Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment

20	Invesco Intermediate Bond Factor Fund

of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, there were no securities lending transactions with the Adviser. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Dollar Rolls and Forward Commitment Transactions – The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

N.

Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

O.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

P.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the

21	Invesco Intermediate Bond Factor Fund

impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $2 billion	0.250%

Over $2 billion	0.230%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.52%, 1.27%, 0.77%, 0.27%, 0.27% and 0.27%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $103,449 and reimbursed class level expenses of $85,515, $9,016, $16,093, $55,385, $1 and $2,004 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C and Class R Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $6,306 in front-end sales commissions from the sale of Class A shares and $4 and $14 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

22	Invesco Intermediate Bond Factor Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$97,474,513	$–	$97,474,513

U.S. Dollar Denominated Bonds & Notes	–	94,356,613	–	94,356,613

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	54,095,055	–	54,095,055

Exchange-Traded Funds	919,000	–	–	919,000

Asset-Backed Securities	–	270,868	–	270,868

Money Market Funds	2,635,905	2,306,609	–	4,942,514

Total Investments in Securities	3,554,905	248,503,658	–	252,058,563

Other Investments - Assets*

Futures Contracts	106,986	–	–	106,986

Other Investments - Liabilities*

Futures Contracts	(309,852)	–	–	(309,852)

Total Other Investments	(202,866)	–	–	(202,866)

Total Investments	$3,352,039	$248,503,658	$–	$251,855,697

*	Unrealized appreciation (depreciation).

NOTE 4 – Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts –Exchange-Traded(a)	$106,986

Derivatives not subject to master netting agreements	(106,986)

Total Derivative Assets subject to master netting agreements	$–

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(309,852)

Derivatives not subject to master netting agreements	309,852

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

23	Invesco Intermediate Bond Factor Fund

Effect of Derivative Investments for the six months ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$7,957
Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(102,892)
Total	$(94,935)

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$51,995,087

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,989.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$9,896,360	$4,128,533	$14,024,893

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $23,462,120 and $24,592,146, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$551,826

Aggregate unrealized (depreciation) of investments	(16,130,316)

Net unrealized appreciation (depreciation) of investments	$(15,578,490)

Cost of investments for tax purposes is $267,434,187.

24	Invesco Intermediate Bond Factor Fund

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	938,759	$8,589,356	1,393,961	$13,222,023

Class C	119,214	1,096,770	151,291	1,438,425

Class R	233,618	2,149,319	516,455	4,931,361

Class Y	2,643,500	24,198,642	5,122,511	49,199,874

Class R6	428,679	3,935,377	726,158	6,955,903

Issued as reinvestment of dividends:
Class A	134,825	1,240,118	362,561	3,359,064

Class C	10,948	100,670	32,920	303,604

Class R	24,744	227,769	63,770	589,935

Class Y	90,001	827,044	207,546	1,913,584

Class R6	21,108	193,905	62,972	583,654

Automatic conversion of Class C shares to Class A shares:
Class A	58,206	535,335	162,412	1,551,352

Class C	(58,204)	(535,335)	(162,377)	(1,551,352)

Reacquired:
Class A	(1,003,158)	(9,198,805)	(2,824,316)	(26,824,093)

Class C	(77,963)	(716,597)	(332,441)	(3,205,514)

Class R	(248,907)	(2,282,740)	(470,570)	(4,507,230)

Class Y	(1,212,788)	(11,140,537)	(1,956,399)	(18,273,967)

Class R6	(196,902)	(1,801,397)	(1,092,547)	(10,171,244)

Net increase in share activity	1,905,680	$17,418,894	1,963,907	$19,515,379

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

25	Invesco Intermediate Bond Factor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,011.90	$2.68	$1,022.47	$2.69	0.53%
Class C	1,000.00	1,008.10	6.46	1,018.70	6.50	1.28
Class R	1,000.00	1,010.60	3.94	1,021.22	3.96	0.78
Class Y	1,000.00	1,012.00	1.42	1,023.73	1.42	0.28
Class R5	1,000.00	1,012.00	1.42	1,023.73	1.42	0.28
Class R6	1,000.00	1,012.00	1.42	1,023.73	1.42	0.28

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

26	Invesco Intermediate Bond Factor Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Intermediate Bond Factor Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC, Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Aggregate Bond Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund

27	Invesco Intermediate Bond Factor Fund

was reasonably comparable to the performance of the Index for the one and three year periods and below the performance of the Index for the five year period. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board considered that the Fund’s significant exposure to the value factor detracted from recent performance. The Board further considered that the Fund had changed its name, investment strategy and portfolio management team in 2020 in connection with its repositioning as a factor-based fund, and that performance results prior to such date reflected that of the Fund’s former strategy. As a result, the Board did not consider performance of the Fund prior to such date to be particularly relevant. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the Fund’s contractual management fee schedule was reduced at certain breakpoint levels effective in 2020 in connection with its repositioning as a factor-based fund. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the

Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief.

 The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades

28	Invesco Intermediate Bond Factor Fund

were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

29	Invesco Intermediate Bond Factor Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-INTI-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco Real Estate Fund

Nasdaq:

A: IARAX ⬛ C: IARCX ⬛ R: IARRX ⬛ Y: IARYX ⬛ Investor: REINX ⬛ R5: IARIX ⬛ R6: IARFX

2	Fund Performance

4	Liquidity Risk Management Program

5	Schedule of Investments

7	Financial Statements

10	Financial Highlights

11	Notes to Financial Statements

17	Fund Expenses

18	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.82%
Class C Shares	-3.23
Class R Shares	-3.00
Class Y Shares	-2.70
Investor Class Shares	-2.83
Class R5 Shares	-2.63
Class R6 Shares	-2.66
S&P 500 Index▼ (Broad Market Index)	14.50
FTSE NAREIT All Equity REITs Index▼ (Style-Specific Index)	-1.94
Lipper Real Estate Funds Index∎ (Peer Group Index)	-1.10

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

 The FTSE NAREIT All Equity REITs Index is an unmanaged index considered representative of US REITs.

 The Lipper Real Estate Funds Index is an unmanaged index considered representative of real estate funds tracked by Lipper.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Real Estate Fund

Average Annual Total Returns

As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (12/31/96)	7.75%
10 Years	5.23
5 Years	0.91
1 Year	-14.36

Class C Shares
Inception (5/1/95)	8.83%
10 Years	5.19
5 Years	1.28
1 Year	-10.91

Class R Shares
Inception (4/30/04)	7.29%
10 Years	5.56
5 Years	1.80
1 Year	-9.66

Class Y Shares
Inception (10/3/08)	6.67%
10 Years	6.09
5 Years	2.31
1 Year	-9.15

Investor Class Shares
Inception (9/30/03)	7.74%
10 Years	5.85
5 Years	2.09
1 Year	-9.41

Class R5 Shares
Inception (4/30/04)	8.00%
10 Years	6.23
5 Years	2.45
1 Year	-9.03

Class R6 Shares
Inception (9/24/12)	5.77%
10 Years	6.31
5 Years	2.51
1 Year	-9.02

The performance data quoted represent past performance and cannot guarante efuture results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent monthend performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Real Estate Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:
∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Real Estate Fund

Schedule of Investments(a)

August 31, 2023

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.67%
Apartments –5.97%
AvalonBay Communities, Inc.	177,139	$32,561,691

UDR, Inc.	1,038,410	41,432,559

		73,994,250

Data Centers –8.78%
Digital Realty Trust, Inc.(b)	453,812	59,776,117

Equinix, Inc.	62,835	49,098,012

		108,874,129

Free Standing –8.07%
Agree Realty Corp.	590,944	36,532,158

Essential Properties Realty Trust, Inc.	521,100	12,516,822

Realty Income Corp.	910,525	51,025,821

		100,074,801

Gaming REITs–6.95%
Gaming and Leisure Properties, Inc.	592,239	28,072,129

VICI Properties, Inc.	1,885,753	58,156,622

		86,228,751

Health Care–11.66%
Healthcare Realty Trust, Inc.	1,530,599	26,816,094

Healthpeak Properties, Inc.	2,282,142	46,966,482

Welltower, Inc.	853,286	70,720,344

		144,502,920

Industrial–16.16%
Americold Realty Trust, Inc.	1,031,969	34,725,757

Prologis, Inc.	649,152	80,624,678

Rexford Industrial Realty, Inc.	955,174	51,073,154

Terreno Realty Corp.	558,317	33,995,922

		200,419,511

Infrastructure REITs–14.86%
American Tower Corp.	557,151	101,022,619

Crown Castle, Inc.	325,104	32,672,952

SBA Communications Corp., Class A	225,068	50,534,518

		184,230,089

Lodging Resorts–2.73%
Host Hotels & Resorts, Inc.	2,140,315	33,795,574

Manufactured Homes–5.32%
Equity LifeStyle Properties, Inc.(b)	254,896	17,067,836

Sun Communities, Inc.(b)	398,956	48,840,194

		65,908,030

Office–4.01%
Alexandria Real Estate Equities, Inc.	220,476	25,650,178

Investment Abbreviations:

REIT – Real Estate Investment Trust

	Shares	Value

Office–(continued)
Kilroy Realty Corp.	649,917	$24,014,433

		49,664,611

Self Storage–4.83%
CubeSmart(b)	759,092	31,661,727

Extra Space Storage, Inc.	141,087	18,155,075

Public Storage	36,223	10,011,313

		59,828,115

Shopping Centers–6.03%
Brixmor Property Group, Inc.	1,029,230	22,622,476

Kimco Realty Corp.	1,083,380	20,519,217

Regency Centers Corp.	509,350	31,681,570

		74,823,263

Single Family Homes–1.85%
Invitation Homes, Inc.	673,378	22,955,456

Specialty–1.45%
Lamar Advertising Co., Class A(b)	197,332	18,000,625

Total Common Stocks & Other Equity Interests (Cost $1,082,823,804)		1,223,300,125

Money Market Funds–1.30%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(c)(d)	5,508,803	5,508,803

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(c)(d)	4,261,653	4,262,080

Invesco Treasury Portfolio, Institutional Class, 5.25%(c)(d)	6,295,775	6,295,775

Total Money Market Funds (Cost $16,066,363)		16,066,658

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-99.97% (Cost $1,098,890,167)		1,239,366,783

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–3.60%
Invesco Private Government Fund, 5.30%(c)(d)(e)	12,515,365	12,515,365

Invesco Private Prime Fund, 5.51%(c)(d)(e)	32,182,370	32,182,370

Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $44,699,678)		44,697,735

TOTAL INVESTMENTS IN SECURITIES–103.57% (Cost $1,143,589,845)		1,284,064,518

OTHER ASSETS LESS LIABILITIES–(3.57)%		(44,219,378)

NET ASSETS–100.00%		$1,239,845,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Real Estate Fund

Notes to Schedule of Investments:

(a)

Property type classifications used in this report are generally according to FTSE National Association of Real Estate Investment Trusts (“NAREIT”) Equity REITs Index, which is exclusively owned by NAREIT.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$ 9,693,116	$ 76,006,227	$ (80,190,540)	$ -	$ -	$ 5,508,803	$ 178,680
Invesco Liquid Assets Portfolio, Institutional Class	7,250,646	54,290,163	(57,278,957)	184	44	4,262,080	126,506
Invesco Treasury Portfolio, Institutional Class	11,077,846	86,864,260	(91,646,331)	-	-	6,295,775	184,529
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	16,194,534	168,397,135	(172,076,304)	-	-	12,515,365	268,388*
Invesco Private Prime Fund	41,643,087	358,450,793	(367,885,883)	1,895	(27,522)	32,182,370	752,156*
Total	$85,859,229	$744,008,578	$(769,078,015)	$2,079	$(27,478)	$60,764,393	$1,510,259

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(d)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By property type, based on total net assets

as of August 31, 2023

Industrial	16.16%

Infrastructure REITs	14.86

Health Care	11.66

Data Centers	8.78

Free Standing	8.07

Gaming REITs	6.95

Shopping Centers	6.03

Apartments	5.97

Manufactured Homes	5.32

Self Storage	4.83

Office	4.01

Lodging Resorts	2.73

Single Family Homes	1.85

Specialty	1.45

Money Market Funds Plus Other Assets Less Liabilities	1.33

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Real Estate Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $1,082,823,804)*	$1,223,300,125

Investments in affiliated money market funds, at value (Cost $60,766,041)	60,764,393

Foreign currencies, at value (Cost $261)	251

Receivable for:
Investments sold	10,816,303

Fund shares sold	1,074,475

Dividends	876,057

Investment for trustee deferred compensation and retirement plans	272,032

Other assets	224,414

Total assets	1,297,328,050

Liabilities:
Payable for:
Investments purchased	9,856,827

Fund shares reacquired	1,773,586

Collateral upon return of securities loaned	44,699,678

Accrued fees to affiliates	783,222

Accrued trustees’ and officers’ fees and benefits	13,844

Accrued other operating expenses	63,337

Trustee deferred compensation and retirement plans	292,416

Total liabilities	57,482,910

Net assets applicable to shares outstanding	$1,239,845,140

Net assets consist of:
Shares of beneficial interest	$1,107,565,656

Distributable earnings	132,279,484

$1,239,845,140

Net Assets:
Class A	$578,995,002

Class C	$20,978,831

Class R	$82,745,878

Class Y	$168,135,110

Investor Class	$24,588,462

Class R5	$130,624,620

Class R6	$233,777,237

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	35,474,958

Class C	1,295,583

Class R	5,060,069

Class Y	10,309,898

Investor Class	1,512,012

Class R5	8,010,693

Class R6	14,340,803

Class A:
Net asset value per share	$16.32

Maximum offering price per share
(Net asset value of $16.32 ÷ 94.50%)	$17.27

Class C:
Net asset value and offering price per share	$16.19

Class R:
Net asset value and offering price per share	$16.35

Class Y:
Net asset value and offering price per share	$16.31

Investor Class:
Net asset value and offering price per share	$16.26

Class R5:
Net asset value and offering price per share	$16.31

Class R6:
Net asset value and offering price per share	$16.30

*	At August 31, 2023, securities with an aggregate value of $43,599,323 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Real Estate Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $286)	$26,593,751

Dividends from affiliated money market funds (includes net securities lending income of $27,522)	517,237

Total investment income	27,110,988

Expenses:
Advisory fees	4,972,599

Administrative services fees	103,162

Custodian fees	9,180

Distribution fees:
Class A	756,276

Class C	112,323

Class R	218,318

Investor Class	24,072

Transfer agent fees – A, C, R, Y and Investor	1,054,127

Transfer agent fees – R5	86,402

Transfer agent fees – R6	37,405

Trustees’ and officers’ fees and benefits	15,204

Registration and filing fees	62,081

Reports to shareholders	82,580

Professional services fees	34,341

Other	(96,269)

Total expenses	7,471,801

Less: Fees waived and/or expense offset arrangement(s)	(30,085)

Net expenses	7,441,716

Net investment income	19,669,272

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	4,784,884

Affiliated investment securities	(27,478)

4,757,406

Change in net unrealized appreciation (depreciation) of:

Unaffiliated investment securities	(63,831,136)

Affiliated investment securities	2,079

Foreign currencies	22

(63,829,035)

Net realized and unrealized gain (loss)	(59,071,629)

Net increase (decrease) in net assets resulting from operations	$(39,402,357)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Real Estate Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$19,669,272	$23,984,846

Net realized gain	4,757,406	73,974,740

Change in net unrealized appreciation (depreciation)	(63,829,035)	(298,571,071)

Net increase (decrease) in net assets resulting from operations	(39,402,357)	(200,611,485)

Distributions to shareholders from distributable earnings:
Class A	(5,794,845)	(63,813,594)

Class C	(128,124)	(2,335,990)

Class R	(712,928)	(8,702,788)

Class Y	(2,072,908)	(16,258,054)

Investor Class	(239,159)	(2,663,797)

Class R5	(2,021,720)	(21,069,142)

Class R6	(2,907,503)	(25,936,314)

Total distributions from distributable earnings	(13,877,187)	(140,779,679)

Share transactions–net:
Class A	(46,565,891)	(29,946,300)

Class C	(2,706,666)	(6,487,528)

Class R	(6,044,714)	(1,149,097)

Class Y	(39,014,169)	(40,970,603)

Investor Class	(1,050,063)	(129,000)

Class R5	(60,817,763)	(35,023,233)

Class R6	(16,730,015)	(20,569,170)

Net increase (decrease) in net assets resulting from share transactions	(172,929,281)	(134,274,931)

Net increase (decrease) in net assets	(226,208,825)	(475,666,095)

Net assets:
Beginning of period	1,466,053,965	1,941,720,060

End of period	$1,239,845,140	$1,466,053,965

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Real Estate Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/23	$16.96	$0.23	$(0.71)	$(0.48)	$(0.16)	$ –	$ –	$(0.16)	$16.32	(2.82)%		$578,995	1.24	%(d)	1.24	%(d)	2.76	%(d)	28%
Year ended 02/28/23	21.15	0.25	(2.67)	(2.42)	(0.17)	(1.60)	–	(1.77)	16.96	(11.57)		649,570	1.24		1.24		1.30		42
Year ended 02/28/22	18.67	0.10	3.73	3.83	(0.21)	(1.11)	(0.03)	(1.35)	21.15	20.12		834,552	1.23		1.23		0.45		59
Year ended 02/28/21	20.72	0.17	(0.89)	(0.72)	(0.28)	(1.05)	–	(1.33)	18.67	(2.59)		804,058	1.28		1.28		0.98		156
Year ended 02/29/20	20.94	0.30	1.44	1.74	(0.35)	(1.61)	–	(1.96)	20.72	8.11		627,197	1.23		1.23		1.33		59
Year ended 02/28/19	19.32	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.94	15.98		661,325	1.27		1.27		1.54		47
Class C
Six months ended 08/31/23	16.83	0.17	(0.72)	(0.55)	(0.09)	–	–	(0.09)	16.19	(3.23)		20,979	1.99	(d)	1.99	(d)	2.01	(d)	28
Year ended 02/28/23	20.99	0.11	(2.66)	(2.55)	(0.01)	(1.60)	–	(1.61)	16.83	(12.21)		24,619	1.99		1.99		0.55		42
Year ended 02/28/22	18.53	(0.07)	3.71	3.64	(0.04)	(1.11)	(0.03)	(1.18)	20.99	19.25		37,459	1.98		1.98		(0.30)		59
Year ended 02/28/21	20.56	0.04	(0.88)	(0.84)	(0.14)	(1.05)	–	(1.19)	18.53	(3.33)		38,752	2.03		2.03		0.23		156
Year ended 02/29/20	20.80	0.13	1.42	1.55	(0.18)	(1.61)	–	(1.79)	20.56	7.25		27,928	1.98		1.98		0.58		59
Year ended 02/28/19	19.20	0.16	2.68	2.84	(0.12)	(1.12)	–	(1.24)	20.80	15.10		38,515	2.02		2.02		0.79		47
Class R
Six months ended 08/31/23	17.00	0.21	(0.72)	(0.51)	(0.14)	–	–	(0.14)	16.35	(3.00)		82,746	1.49	(d)	1.49	(d)	2.51	(d)	28
Year ended 02/28/23	21.18	0.21	(2.67)	(2.46)	(0.12)	(1.60)	–	(1.72)	17.00	(11.73)		92,226	1.49		1.49		1.05		42
Year ended 02/28/22	18.70	0.04	3.73	3.77	(0.15)	(1.11)	(0.03)	(1.29)	21.18	19.79		114,999	1.48		1.48		0.20		59
Year ended 02/28/21	20.74	0.13	(0.89)	(0.76)	(0.23)	(1.05)	–	(1.28)	18.70	(2.81)		103,667	1.53		1.53		0.73		156
Year ended 02/29/20	20.97	0.24	1.43	1.67	(0.29)	(1.61)	–	(1.90)	20.74	7.78		60,630	1.48		1.48		1.08		59
Year ended 02/28/19	19.35	0.27	2.70	2.97	(0.23)	(1.12)	–	(1.35)	20.97	15.67		68,733	1.52		1.52		1.29		47
Class Y
Six months ended 08/31/23	16.95	0.25	(0.71)	(0.46)	(0.18)	–	–	(0.18)	16.31	(2.70)		168,135	0.99	(d)	0.99	(d)	3.01	(d)	28
Year ended 02/28/23	21.14	0.31	(2.68)	(2.37)	(0.22)	(1.60)	–	(1.82)	16.95	(11.34)		214,673	0.98		0.98		1.56		42
Year ended 02/28/22	18.66	0.15	3.73	3.88	(0.26)	(1.11)	(0.03)	(1.40)	21.14	20.43		296,638	0.98		0.98		0.70		59
Year ended 02/28/21	20.71	0.22	(0.90)	(0.68)	(0.32)	(1.05)	–	(1.37)	18.66	(2.33)		256,699	1.03		1.03		1.23		156
Year ended 02/29/20	20.94	0.36	1.42	1.78	(0.40)	(1.61)	–	(2.01)	20.71	8.33		204,951	0.98		0.98		1.58		59
Year ended 02/28/19	19.32	0.37	2.70	3.07	(0.33)	(1.12)	–	(1.45)	20.94	16.28		188,940	1.02		1.02		1.79		47
Investor Class
Six months ended 08/31/23	16.90	0.23	(0.71)	(0.48)	(0.16)	–	–	(0.16)	16.26	(2.83	)(e)	24,588	1.18	(d)(e)	1.18	(d)(e)	2.82	(d)(e)	28
Year ended 02/28/23	21.08	0.25	(2.66)	(2.41)	(0.17)	(1.60)	–	(1.77)	16.90	(11.53)		26,616	1.24		1.24		1.30		42
Year ended 02/28/22	18.61	0.11	3.71	3.82	(0.21)	(1.11)	(0.03)	(1.35)	21.08	20.17(e	)	33,026	1.16	(e)	1.16	(e)	0.52	(e)	59
Year ended 02/28/21	20.65	0.18	(0.89)	(0.71)	(0.28)	(1.05)	–	(1.33)	18.61	(2.53	)(e)	27,546	1.23	(e)	1.23	(e)	1.03	(e)	156
Year ended 02/29/20	20.89	0.30	1.42	1.72	(0.35)	(1.61)	–	(1.96)	20.65	8.06	(e)	37,537	1.22	(e)	1.22	(e)	1.34	(e)	59
Year ended 02/28/19	19.27	0.32	2.70	3.02	(0.28)	(1.12)	–	(1.40)	20.89	16.05	(e)	32,447	1.23	(e)	1.23	(e)	1.58	(e)	47
Class R5
Six months ended 08/31/23	16.95	0.26	(0.71)	(0.45)	(0.19)	–	–	(0.19)	16.31	(2.63)		130,625	0.86	(d)	0.86	(d)	3.14	(d)	28
Year ended 02/28/23	21.14	0.33	(2.68)	(2.35)	(0.24)	(1.60)	–	(1.84)	16.95	(11.22)		198,456	0.87		0.87		1.67		42
Year ended 02/28/22	18.66	0.18	3.73	3.91	(0.29)	(1.11)	(0.03)	(1.43)	21.14	20.58		283,546	0.86		0.86		0.82		59
Year ended 02/28/21	20.71	0.25	(0.91)	(0.66)	(0.34)	(1.05)	–	(1.39)	18.66	(2.22)		247,114	0.87		0.87		1.39		156
Year ended 02/29/20	20.94	0.38	1.43	1.81	(0.43)	(1.61)	–	(2.04)	20.71	8.47		268,267	0.87		0.87		1.69		59
Year ended 02/28/19	19.32	0.40	2.69	3.09	(0.35)	(1.12)	–	(1.47)	20.94	16.41		258,447	0.88		0.88		1.93		47
Class R6
Six months ended 08/31/23	16.95	0.26	(0.72)	(0.46)	(0.19)	–	–	(0.19)	16.30	(2.66)		233,777	0.79	(d)	0.79	(d)	3.21	(d)	28
Year ended 02/28/23	21.14	0.34	(2.68)	(2.34)	(0.25)	(1.60)	–	(1.85)	16.95	(11.16)		259,893	0.81		0.81		1.73		42
Year ended 02/28/22	18.66	0.20	3.72	3.92	(0.30)	(1.11)	(0.03)	(1.44)	21.14	20.67		341,500	0.78		0.78		0.90		59
Year ended 02/28/21	20.71	0.26	(0.90)	(0.64)	(0.36)	(1.05)	–	(1.41)	18.66	(2.13)		318,936	0.79		0.79		1.47		156
Year ended 02/29/20	20.93	0.40	1.44	1.84	(0.45)	(1.61)	–	(2.06)	20.71	8.60		202,467	0.79		0.79		1.77		59
Year ended 02/28/19	19.31	0.41	2.70	3.11	(0.37)	(1.12)	–	(1.49)	20.93	16.52		160,145	0.80		0.80		2.01		47

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $630,639,314 and sold of $40,029,958 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Oppenheimer Real Estate Fund into the Fund.

(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.19%, 0.18%, 0.20%, 0.24% and 0.21% for the six months ended August 31, 2023 and the years ended February 28, 2022, February 28, 2021, February 29, 2020 and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Real Estate Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Real Estate Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day.

Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

11	Invesco Real Estate Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending - The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of

12	Invesco Real Estate Fund

compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, the Fund paid the Adviser $1,576 in fees for securities lending agent services. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliated money market funds on the Statement of Operations.

J.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and record keeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.750%
Next $250 million	0.740%
Next $500 million	0.730%
Next $1.5 billion	0.720%
Next $2.5 billion	0.710%
Next $2.5 billion	0.700%
Next $2.5 billion	0.690%
Over $10 billion	0.680%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

13	Invesco Real Estate Fund

Effective July 1, 2023, the Adviser has agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Investor Class, Class R5 and Class R6 to 2.00%, 2.75%, 2.25%, 1.75%, 2.00%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “boundary limits”). Prior to July 1, 2023, the same boundary limits were in effect with an expiration date of June 30, 2023. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $10,496.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Investor Class, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. The Fund pursuant to the Plans, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and at the annual rate of 0.50% of the average daily net assets of Class R shares, respectively. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $22,467 in front-end sales commissions from the sale of Class A shares and $863 and $331 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Common Stocks & Other Equity Interests	$1,223,300,125	$–	$–	$1,223,300,125

Money Market Funds	16,066,658	44,697,735	–	60,764,393

Total Investments	$1,239,366,783	$44,697,735	$–	$1,284,064,518

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $19,589.

14	Invesco Real Estate Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of February 28, 2023.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $377,338,390 and $472,285,922, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$187,606,511

Aggregate unrealized (depreciation) of investments	(71,440,201)

Net unrealized appreciation of investments	$116,166,310

Cost of investments for tax purposes is $1,167,898,208.

NOTE 9–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	1,360,579	$22,404,478	2,939,654	$57,742,659

Class C	110,062	1,806,303	235,423	4,692,865

Class R	438,800	7,253,560	809,505	15,796,444

Class Y	965,621	15,899,449	6,122,874	109,679,092

Investor Class	48,189	791,611	172,099	3,442,504

Class R5	887,569	14,598,873	2,487,901	49,310,693

Class R6	1,539,796	25,288,279	3,007,792	58,253,590

Issued as reinvestment of dividends:
Class A	347,053	5,463,678	3,519,965	60,744,769

Class C	7,735	121,115	131,442	2,231,838

Class R	45,094	711,985	504,326	8,696,733

Class Y	68,925	1,081,406	727,771	12,592,320

Investor Class	14,607	229,086	149,658	2,573,143

Class R5	128,807	2,021,484	1,216,303	21,065,979

Class R6	182,538	2,868,170	1,480,131	25,643,212

Automatic conversion of Class C shares to Class A shares:
Class A	96,767	1,568,907	228,226	4,418,620

Class C	(97,465)	(1,568,907)	(229,854)	(4,418,620)

15	Invesco Real Estate Fund

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Reacquired:
Class A	(4,620,799)	$(76,002,954)	(7,855,616)	$(152,852,348)

Class C	(187,728)	(3,065,177)	(458,976)	(8,993,611)

Class R	(850,220)	(14,010,259)	(1,315,993)	(25,642,274)

Class Y	(3,388,937)	(55,995,024)	(8,219,962)	(163,242,015)

Investor Class	(125,920)	(2,070,760)	(313,017)	(6,144,647)

Class R5	(4,713,877)	(77,438,120)	(5,407,637)	(105,399,905)

Class R6	(2,718,924)	(44,886,464)	(5,308,123)	(104,465,972)

Net increase (decrease) in share activity	(10,461,728)	$(172,929,281)	(5,376,108)	$(134,274,931)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16	Invesco Real Estate Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$971.80	$6.15	$1,018.90	$6.29	1.24%
Class C	1,000.00	967.70	9.84	1,015.13	10.08	1.99
Class R	1,000.00	970.00	7.38	1,017.65	7.56	1.49
Class Y	1,000.00	973.00	4.91	1,020.16	5.03	0.99
Investor Class	1,000.00	971.70	5.85	1,019.20	5.99	1.18
Class R5	1,000.00	973.70	4.27	1,020.81	4.37	0.86
Class R6	1,000.00	973.40	3.92	1,021.17	4.01	0.79

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

17	Invesco Real Estate Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Real Estate Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement as well as the sub-advisory contracts for the Fund, as Invesco Asset Management Limited currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the FTSE NAREIT All Equity REITs Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was reasonably comparable to the performance of the Index for the one year period and below the performance of the Index for the three and five year periods. The Board considered that the Fund’s

18	Invesco Real Estate Fund

underperformance was driven by stock selection in certain market sectors. The Board also considered that the Fund underwent a change in portfolio management in 2022, and that performance results prior to such date were those of the prior portfolio management team. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed third-party mutual funds advised or sub-

advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers retains overall responsibility for, and provides services to, sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described herein other than day-to-day portfolio management.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it receives from Invesco Advisers periodic reports that include a representation to the effect that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated

19	Invesco Real Estate Fund

securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

20	Invesco Real Estate Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	REA-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco Short Duration Inflation Protected Fund

Nasdaq:

A: LMTAX ∎ A2: SHTIX ∎ Y: LMTYX ∎ R5: ALMIX ∎ R6: SDPSX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
7	Financial Statements
10	Financial Highlights
11	Notes to Financial Statements
15	Fund Expenses
16	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.42%
Class A2 Shares	1.47
Class Y Shares	1.65
Class R5 Shares	1.55
Class R6 Shares	1.55
ICE BofA 1-5 Year US Inflation-Linked Treasury Index▼ (Broad Market/Style-Specific Index)	1.74

Lipper Inflation Protected Bond Funds Index∎ (Peer Group Index)	0.43

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The ICE BofA 1-5 Year US Inflation-Linked Treasury Index is composed of US Treasury Inflation-Protected Securities with maturities between one and five years.
The Lipper Inflation Protected Bond Funds Index is an unmanaged index considered representative of inflation protected bond funds tracked by Lipper.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2      Invesco Short Duration Inflation Protected Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	1.42%
10 Years	1.11
5 Years	1.60
1 Year	-3.33

Class A2 Shares
Inception (12/15/87)	3.52%
10 Years	1.35
5 Years	2.01
1 Year	-1.73

Class Y Shares
Inception (10/3/08)	1.30%
10 Years	1.58
5 Years	2.39
1 Year	-0.62

Class R5 Shares
Inception (7/13/87)	3.76%
10 Years	1.58
5 Years	2.36
1 Year	-0.63

Class R6 Shares
10 Years	1.58%
5 Years	2.39
1 Year	-0.63

Class R6 shares incepted on December 31, 2015. Performance shown prior to that date is that of Class A2 shares at net asset value and includes the 12b-1 fees applicable to Class A2 shares.

 The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3      Invesco Short Duration Inflation Protected Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4      Invesco Short Duration Inflation Protected Fund

Schedule of Investments

August 31, 2023

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

U.S. Treasury Securities–100.42%
U.S. Treasury Inflation – Indexed Bonds-18.37%(a)
U.S. Treasury Inflation - Indexed Bonds	2.38%	01/15/2025	$28,129	$27,809,731

U.S. Treasury Inflation - Indexed Bonds	2.00%	01/15/2026	18,989	18,691,748

U.S. Treasury Inflation - Indexed Bonds	2.38%	01/15/2027	15,406	15,415,310

U.S. Treasury Inflation - Indexed Bonds	1.75%	01/15/2028	14,105	13,868,367

U.S. Treasury Inflation - Indexed Bonds	3.62%	04/15/2028	19,632	20,920,355

				96,705,511

U.S. Treasury Inflation – Indexed Notes-82.05%(a)
U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2024	26,092	25,226,669

U.S. Treasury Inflation - Indexed Notes	0.25%	01/15/2025	32,761	31,488,873

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2025	26,157	24,950,521

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2025	32,786	31,428,816

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2025	25,060	23,796,524

U.S. Treasury Inflation - Indexed Notes	0.62%	01/15/2026	33,962	32,392,244

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2026	28,712	26,935,577

U.S. Treasury Inflation - Indexed Notes	0.12%	07/15/2026	29,253	27,478,167

U.S. Treasury Inflation - Indexed Notes	0.13%	10/15/2026	26,652	24,931,001

U.S. Treasury Inflation - Indexed Notes	0.37%	01/15/2027	30,369	28,440,461

U.S. Treasury Inflation - Indexed Notes	0.13%	04/15/2027	26,324	24,350,634

U.S. Treasury Inflation - Indexed Notes	0.37%	07/15/2027	28,560	26,722,170

U.S. Treasury Inflation - Indexed Notes	1.62%	10/15/2027	25,725	25,245,083

U.S. Treasury Inflation - Indexed Notes	0.50%	01/15/2028	29,699	27,685,547

U.S. Treasury Inflation - Indexed Notes	1.25%	04/15/2028	25,543	24,599,424

U.S. Treasury Inflation - Indexed Notes	0.75%	07/15/2028	27,777	26,200,503

				431,872,214

TOTAL INVESTMENTS IN SECURITIES–100.42% (Cost $ 558,889,209)				528,577,725

OTHER ASSETS LESS LIABILITIES–(0.42)%				(2,198,218)

NET ASSETS–100.00%				$526,379,507

Notes to Schedule of Investments:

(a)	Principal amount of security and interest payments are adjusted for inflation. See Note 1H.

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	$5	$1,910,695	$(1,910,700)	$-	$-	$-	$562
Invesco Liquid Assets Portfolio, Institutional Class	-	1,364,782	(1,364,789)	-	7	-	340
Invesco Treasury Portfolio, Institutional Class	5	2,183,651	(2,183,656)	-	-	-	529
Total	$10	$5,459,128	$(5,459,145)	$-	$7	$-	$1,431

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5      Invesco Short Duration Inflation Protected Fund

Portfolio Composition

By U.S. Treasury Securities

as of August 31, 2023

Maturity Date	Coupon Rate	% of Total Net Assets
10/15/2024	0.13%	4.79%
1/15/2025	2.38	5.28
1/15/2025	0.25	5.98
4/15/2025	0.13	4.74
7/15/2025	0.37	5.97
10/15/2025	0.13	4.52
1/15/2026	0.62	6.15
1/15/2026	2.00	3.55
4/15/2026	0.13	5.12
7/15/2026	0.12	5.22
10/15/2026	0.13	4.74
1/15/2027	0.37	5.40
1/15/2027	2.38	2.93
4/15/2027	0.13	4.63
7/15/2027	0.37	5.08
10/15/2027	1.62	4.80
1/15/2028	0.50	5.26
1/15/2028	1.75	2.64
4/15/2028	3.62	3.97
4/15/2028	1.25	4.67
7/15/2028	0.75	4.98
Other Assets Less Liabilities		(0.42)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6      Invesco Short Duration Inflation Protected Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $558,889,209)	$528,577,725

Receivable for:
Investments sold	2,197,920

Fund shares sold	68,735

Interest	976,912

Investment for trustee deferred compensation and retirement plans	63,674

Other assets	50,399

Total assets	531,935,365

Liabilities:
Payable for:
Fund shares reacquired	2,903,550

Amount due custodian	2,367,079

Accrued fees to affiliates	122,180

Accrued trustees’ and officers’ fees and benefits	1,394

Accrued other operating expenses	91,321

Trustee deferred compensation and retirement plans	70,334

Total liabilities	5,555,858

Net assets applicable to shares outstanding	$526,379,507

Net assets consist of:
Shares of beneficial interest	$594,148,036

Distributable earnings (loss)	(67,768,529)

$526,379,507

Net Assets:
Class A	$157,893,369

Class A2	$11,561,382

Class Y	$47,643,378

Class R5	$34,807,970

Class R6	$274,473,408

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	16,357,360

Class A2	1,196,475

Class Y	4,928,140

Class R5	3,602,502

Class R6	28,408,519

Class A:
Net asset value per share	$9.65

Maximum offering price per share (Net asset value of $9.65 ÷ 97.50%)	$9.90

Class A2:
Net asset value per share	$9.66

Maximum offering price per share (Net asset value of $9.66 ÷ 99.00%)	$9.76

Class Y:
Net asset value and offering price per share	$9.67

Class R5:
Net asset value and offering price per share	$9.66

Class R6:
Net asset value and offering price per share	$9.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7      Invesco Short Duration Inflation Protected Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Treasury Inflation-Protected Securities inflation adjustments	$16,419,901

Dividends from affiliated money market funds	1,431

Total investment income	16,421,332

Expenses:
Advisory fees	578,838

Administrative services fees	45,022

Custodian fees	31,487

Distribution fees:
Class A	223,500

Class A2	8,818

Transfer agent fees – A, A2, and Y	164,827

Transfer agent fees – R5	9,287

Transfer agent fees – R6	43,827

Trustees’ and officers’ fees and benefits	11,282

Registration and filing fees	66,224

Licensing fees	75,531

Reports to shareholders	15,583

Professional services fees	21,183

Other	8,316

Total expenses	1,303,725

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(184,639)

Net expenses	1,119,086

Net investment income	15,302,246

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(9,782,819)

Affiliated investment securities	7

(9,782,812)

Change in net unrealized appreciation of unaffiliated investment securities	4,188,073

Net realized and unrealized gain (loss)	(5,594,739)

Net increase in net assets resulting from operations	$9,707,507

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8      Invesco Short Duration Inflation Protected Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$15,302,246	$34,372,846

Net realized gain (loss)	(9,782,812)	(14,165,785)

Change in net unrealized appreciation (depreciation)	4,188,073	(51,960,467)

Net increase (decrease) in net assets resulting from operations	9,707,507	(31,753,406)

Distributions to shareholders from distributable earnings:
Class A	(2,930,462)	(11,496,039)

Class A2	(195,675)	(794,469)

Class Y	(1,283,560)	(8,796,900)

Class R5	(624,876)	(1,989,543)

Class R6	(5,086,844)	(20,014,475)

Total distributions from distributable earnings	(10,121,417)	(43,091,426)

Return of capital:
Class A	–	(1,280,556)

Class A2	–	(88,497)

Class Y	–	(979,896)

Class R5	–	(221,617)

Class R6	–	(2,229,434)

Total return of capital	–	(4,800,000)

Total distributions	(10,121,417)	(47,891,426)

Share transactions–net:
Class A	(27,766,218)	80,815,291

Class A2	(162,876)	(543,605)

Class Y	(40,506,008)	3,843,453

Class R5	948,143	9,272,303

Class R6	(20,670,606)	9,682,922

Net increase (decrease) in net assets resulting from share transactions	(88,157,565)	103,070,364

Net increase (decrease) in net assets	(88,571,475)	23,425,532

Net assets:
Beginning of period	614,950,982	591,525,450

End of period	$526,379,507	$614,950,982

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9      Invesco Short Duration Inflation Protected Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Six months ended 08/31/23	$9.67	$3.73	$(3.59)	$0.14	$(0.16)	$–	$(0.16)	$9.65	1.47%	$157,893	0.55	%(d)	0.67	%(d)	5.02	%(d)	16%
Year ended 02/28/23	10.87	0.50	(0.99)	(0.49)	(0.64)	(0.07)	(0.71)	9.67	(4.66)	185,876	0.55		0.64		4.95		52
Year ended 02/28/22	10.82	0.57	(0.07)	0.50	(0.45)	–	(0.45)	10.87	4.65	126,718	0.55		0.61		5.23		53
Year ended 02/28/21	10.43	0.09	0.40	0.49	(0.09)	(0.01)	(0.10)	10.82	4.76	76,073	0.55		0.67		0.87		49
Year ended 02/29/20	10.16	0.22	0.24	0.46	(0.16)	(0.03)	(0.19)	10.43	4.61	45,383	0.55		0.66		2.17		45
Year ended 02/28/19	10.29	0.20	(0.08)	0.12	(0.25)	–	(0.25)	10.16	1.23	46,384	0.55		0.67		1.97		37
Class A2
Six months ended 08/31/23	9.68	0.02	0.12	0.14	(0.16)	–	(0.16)	9.66	1.42	11,561	0.45	(d)	0.57	(d)	5.12	(d)	16
Year ended 02/28/23	10.88	0.51	(0.99)	(0.48)	(0.65)	(0.07)	(0.72)	9.68	(4.56)	11,739	0.45		0.54		5.05		52
Year ended 02/28/22	10.84	0.59	(0.09)	0.50	(0.46)	–	(0.46)	10.88	4.66	13,778	0.45		0.51		5.33		53
Year ended 02/28/21	10.45	0.10	0.40	0.50	(0.09)	(0.02)	(0.11)	10.84	4.86	15,618	0.45		0.57		0.97		49
Year ended 02/29/20	10.17	0.23	0.25	0.48	(0.17)	(0.03)	(0.20)	10.45	4.81	16,641	0.45		0.56		2.27		45
Year ended 02/28/19	10.30	0.21	(0.08)	0.13	(0.26)	–	(0.26)	10.17	1.33	17,255	0.45		0.57		2.07		37
Class Y
Six months ended 08/31/23	9.68	0.26	(0.10)	0.16	(0.17)	–	(0.17)	9.67	1.65	47,643	0.30	(d)	0.42	(d)	5.27	(d)	16
Year ended 02/28/23	10.89	0.53	(1.01)	(0.48)	(0.66)	(0.07)	(0.73)	9.68	(4.49)	87,930	0.30		0.39		5.20		52
Year ended 02/28/22	10.84	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.89	4.91	100,465	0.30		0.36		5.48		53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.02	33,512	0.30		0.42		1.12		49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.86	17,906	0.30		0.41		2.42		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.48	9,843	0.30		0.42		2.22		37
Class R5
Six months ended 08/31/23	9.68	0.26	(0.11)	0.15	(0.17)	–	(0.17)	9.66	1.55	34,808	0.30	(d)	0.34	(d)	5.27	(d)	16
Year ended 02/28/23	10.88	0.53	(1.00)	(0.47)	(0.66)	(0.07)	(0.73)	9.68	(4.41)	33,939	0.30		0.30		5.20		52
Year ended 02/28/22	10.83	0.60	(0.07)	0.53	(0.48)	–	(0.48)	10.88	4.91	28,283	0.30		0.34		5.48		53
Year ended 02/28/21	10.44	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.83	5.02	4,640	0.30		0.34		1.12		49
Year ended 02/29/20	10.18	0.25	0.23	0.48	(0.19)	(0.03)	(0.22)	10.44	4.81	2,340	0.29		0.29		2.43		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.50	2,976	0.28		0.28		2.24		37
Class R6
Six months ended 08/31/23	9.68	0.26	(0.11)	0.15	(0.17)	–	(0.17)	9.66	1.55	274,473	0.30	(d)	0.32	(d)	5.27	(d)	16
Year ended 02/28/23	10.88	0.53	(1.00)	(0.47)	(0.66)	(0.07)	(0.73)	9.68	(4.41)	295,467	0.30		0.30		5.20		52
Year ended 02/28/22	10.84	0.61	(0.09)	0.52	(0.48)	–	(0.48)	10.88	4.84	322,282	0.28		0.28		5.50		53
Year ended 02/28/21	10.45	0.12	0.40	0.52	(0.11)	(0.02)	(0.13)	10.84	5.05	391,051	0.27		0.27		1.15		49
Year ended 02/29/20	10.18	0.25	0.24	0.49	(0.19)	(0.03)	(0.22)	10.45	4.92	467,061	0.26		0.26		2.46		45
Year ended 02/28/19	10.31	0.23	(0.08)	0.15	(0.28)	–	(0.28)	10.18	1.52	624,598	0.27		0.27		2.25		37

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10      Invesco Short Duration Inflation Protected Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Duration Inflation Protected Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to provide protection from the negative effects of unanticipated inflation.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class Y, Class R5 and Class R6. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class Y, Class R5 and Class R6 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Distributions - Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

11      Invesco Short Duration Inflation Protected Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

E.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

G.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

H.

Treasury Inflation-Protected Securities – The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be shown as Treasury Inflation-Protected Securities inflation adjustments in the Statement of Operations, even though investors do not receive their principal until maturity.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $ 500 million	0.200%

Over $500 million	0.175%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.20%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class Y, Class R5 and Class R6 shares to 0.55%, 0.45%, 0.30%, 0.30% and 0.30%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

The Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $38 and reimbursed class level expenses of $100,986, $6,617, $40,709, $7,250 and $27,307 of Class A, Class A2, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class A2 shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the average daily net assets of Class A shares and 0.15% of the Fund’s average daily net assets of Class A2 shares. The fees are accrued daily and paid monthly. Of the Plans payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended August 31, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $10,046 and $43 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $10,962 and $0 from Class A and Class A2 shares, respectively, for CDSC was imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

12      Invesco Short Duration Inflation Protected Fund

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Treasury Securities	$–	$528,577,725	$–	$528,577,725

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,732.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$5,677,178	$19,606,310	$25,283,488

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8–Investment Transactions

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $95,946,451 and $191,547,382, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$–

Aggregate unrealized (depreciation) of investments	(35,718,763)

Net unrealized appreciation (depreciation) of investments	$(35,718,763)

13      Invesco Short Duration Inflation Protected Fund

Cost of investments for tax purposes is $564,296,488.

NOTE 9–Share Information

		Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023(a)		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	1,577,440	$15,349,306	14,736,544	$152,575,016

Class A2	3,121	30,376	19,570	203,617

Class Y	1,444,746	14,099,986	14,259,617	147,815,006

Class R5	528,179	5,141,729	1,267,334	12,941,421

Class R6	1,708,720	16,546,917	7,765,771	79,118,256

Issued as reinvestment of dividends:
Class A	258,165	2,505,833	1,115,619	11,223,286

Class A2	17,755	172,386	76,847	777,566

Class Y	105,987	1,031,409	775,662	7,832,507

Class R5	15,060	146,088	52,138	525,863

Class R6	517,124	5,018,852	2,166,556	21,906,862

Reacquired:
Class A	(4,707,032)	(45,621,357)	(8,278,100)	(82,983,011)

Class A2	(37,517)	(365,638)	(149,102)	(1,524,788)

Class Y	(5,706,611)	(55,637,403)	(15,178,050)	(151,804,060)

Class R5	(448,247)	(4,339,674)	(410,437)	(4,194,981)

Class R6	(4,355,248)	(42,236,375)	(9,005,170)	(91,342,196)

Net increase (decrease) in share activity	(9,078,358)	$(88,157,565)	9,214,799	$103,070,364

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14      Invesco Short Duration Inflation Protected Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/23)	(08/31/23)[1]	Period[2]	(08/31/23)	Period[2]	Ratio
Class A	$1,000.00	$1,014.70	$2.79	$1,022.37	$2.80	0.55%
Class A2	1,000.00	1,014.20	2.28	1,022.87	2.29	0.45
Class Y	1,000.00	1,016.50	1.52	1,023.63	1.53	0.30
Class R5	1,000.00	1,015.50	1.52	1,023.63	1.53	0.30
Class R6	1,000.00	1,015.50	1.52	1,023.63	1.53	0.30

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

15      Invesco Short Duration Inflation Protected Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Duration Inflation Protected Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Ice BofA 1-5 Year US Inflation-Linked Treasury Index (Index). The Board noted that performance of Class A shares of the Fund was in the first quintile of its performance universe for the one year period, the second quintile for the three year period and the third quintile for the five year period (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three

16      Invesco Short Duration Inflation Protected Fund

and five year periods. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board requested and considered additional information from management regarding the Fund’s actual management fees and levels of the Fund’s breakpoints in light of current asset levels.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board considered information from Invesco Advisers regarding the levels of the Fund’s breakpoints in light of current assets. The Board noted that the Fund also shares in economies of scale through Invesco

Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

17      Invesco Short Duration Inflation Protected Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 003-39519	Invesco Distributors, Inc.	SDIP-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco Short Term Bond Fund

Nasdaq:
A: STBAX ∎ C: STBCX ∎ R: STBRX ∎ Y: STBYX ∎ R5: ISTBX ∎ R6: ISTFX

2	Fund Performance
4	Liquidity Risk Management Program
5	Schedule of Investments
20	Financial Statements
23	Financial Highlights
24	Notes to Financial Statements
30	Fund Expenses
31	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 2/28/23 to 8/31/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	1.67%
Class C Shares	1.49
Class R Shares	1.36
Class Y Shares	1.74
Class R5 Shares	1.76
Class R6 Shares	1.67
Bloomberg U.S. Aggregate Bond Index▼ (Broad Market Index)	0.95
Bloomberg U.S. Government and Credit 1-3 Year Index▼ (Style-Specific Index)	1.86
Lipper Short Investment Grade Debt Funds Index∎ (Peer Group Index)	2.23

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

The Bloomberg U.S. Aggregate Bond Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

 The Bloomberg U.S. Government and Credit 1-3 Year Index is an unmanaged index considered representative of short-term US corporate and US government bonds with maturities of one to three years.

 The Lipper Short Investment Grade Debt Funds Index is an unmanaged index considered representative of short investment-grade debt funds tracked by Lipper.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

 Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco Short Term Bond Fund

Average Annual Total Returns
As of 8/31/23, including maximum applicable sales charges

Class A Shares
Inception (4/30/04)	1.59%
10 Years	1.11
5 Years	0.65
1 Year	-0.14

Class C Shares
Inception (8/30/02)	1.72%
10 Years	1.09
5 Years	0.81
1 Year	1.61

Class R Shares
Inception (4/30/04)	1.41%
10 Years	1.01
5 Years	0.82
1 Year	1.98

Class Y Shares
Inception (10/3/08)	1.91%
10 Years	1.52
5 Years	1.32
1 Year	2.61

Class R5 Shares
Inception (4/30/04)	1.96%
10 Years	1.58
5 Years	1.37
1 Year	2.52

Class R6 Shares
Inception (9/24/12)	1.54%
10 Years	1.63
5 Years	1.41
1 Year	2.59

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Class A share performance reflects the maximum 2.50% sales charge and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 0.50% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

 The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements.

Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco Short Term Bond Fund

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program in accordance with the Liquidity Rule (the “Program”). The Program is reasonably designed to assess and manage the Fund’s liquidity risk, which is the risk that the Fund could not meet redemption requests without significant dilution of remaining investors’ interests in the Fund. The Board of Trustees of the Fund (the “Board”) has appointed Invesco Advisers, Inc. (“Invesco”), the Fund’s investment adviser, as the Program’s administrator, and Invesco has delegated oversight of the Program to the Liquidity Risk Management Committee (the “Committee”), which is composed of senior representatives from relevant business groups at Invesco.

As required by the Liquidity Rule, the Program includes policies and procedures providing for an assessment, no less frequently than annually, of the Fund’s liquidity risk that takes into account, as relevant to the Fund’s liquidity risk: (1) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (2) short-term and long-term cash flow projections for the Fund during both normal and reasonably foreseeable stressed conditions; and (3) the Fund’s holdings of cash and cash equivalents and any borrowing arrangements. The Liquidity Rule also requires the classification of the Fund’s investments into categories that reflect the assessment of their relative liquidity under current market conditions. The Fund classifies its investments into one of four categories defined in the Liquidity Rule: “Highly Liquid,” “Moderately Liquid,” “Less Liquid,” and “Illiquid.” Funds that are not invested primarily in “Highly Liquid Investments” that are assets (cash or investments that are reasonably expected to be convertible into cash within three business days without significantly changing the market value of the investment) are required to establish a “Highly Liquid Investment Minimum” (“HLIM”), which is the minimum percentage of net assets that must be invested in Highly Liquid Investments. Funds with HLIMs have procedures for addressing HLIM shortfalls, including reporting to the Board and the SEC (on a non-public basis) as required by the Program and the Liquidity Rule. In addition, the Fund may not acquire an investment if, immediately after the acquisition, over 15% of the Fund’s net assets would consist of “Illiquid Investments” that are assets (an investment that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Liquidity Rule and the Program also require reporting to the Board and the SEC (on a non-public basis) if a Fund’s holdings of Illiquid Investments exceed 15% of the Fund’s assets.

At a meeting held on March 17, 2023, the Committee presented a report to the Board that addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report discussed notable events affecting liquidity over the Program Reporting Period, including the impact of the Russia-Ukraine War, and resulting sanctions, inflation concerns and the overall market. The Report noted that there were no material changes to the Program during the Program Reporting Period.

The Report stated, in relevant part, that during the Program Reporting Period:

∎	The Program, as adopted and implemented, remained reasonably designed to assess and manage the Fund’s liquidity risk and was operated effectively to achieve that goal;
∎	The Fund’s investment strategy remained appropriate for an open-end fund;
∎	The Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund;
∎	The Fund did not breach the 15% limit on Illiquid Investments; and
∎	The Fund primarily held Highly Liquid Investments and therefore has not adopted an HLIM.

4	Invesco Short Term Bond Fund

Schedule of Investments(a)

August 31, 2023

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–63.18%
Aerospace & Defense–0.64%
L3Harris Technologies, Inc., 5.40%, 01/15/2027	$7,934,000	$7,956,210

Lockheed Martin Corp., 4.95%, 10/15/2025	3,340,000	3,331,798

RTX Corp., 5.00%, 02/27/2026(b)	1,639,000	1,632,429

TransDigm, Inc., 6.75%, 08/15/2028(c)	874,000	878,156

		13,798,593

Agricultural & Farm Machinery–1.22%
CNH Industrial Capital LLC, 5.45%, 10/14/2025(b)	5,192,000	5,180,471

John Deere Capital Corp., 4.55%, 10/11/2024	4,809,000	4,771,980

4.95%, 06/06/2025	9,414,000	9,378,693

4.75%, 06/08/2026(b)	5,639,000	5,612,886

4.90%, 03/03/2028	1,384,000	1,389,468

		26,333,498

Apparel Retail–0.33%
Ross Stores, Inc., 4.60%, 04/15/2025	7,332,000	7,208,736

Application Software–0.04%
Open Text Corp. (Canada), 6.90%, 12/01/2027(c)	765,000	775,790

Asset Management & Custody Banks–1.42%
Apollo Management Holdings L.P., 4.95%, 01/14/2050(c)(d)	2,350,000	2,163,472

Bank of New York Mellon Corp. (The), 4.41%, 07/24/2026(d)	4,898,000	4,790,560

State Street Corp., 4.86%, 01/26/2026(d)	3,500,000	3,455,604

5.10%, 05/18/2026(b)(d)	8,803,000	8,727,552

5.27%, 08/03/2026(b)	9,288,000	9,292,730

5.75%, 11/04/2026(d)	2,091,000	2,095,793

		30,525,711

Automobile Manufacturers–4.79%
American Honda Finance Corp.,
Series A, 4.60%, 04/17/2025(b)	7,048,000	6,959,188

4.70%, 01/12/2028(b)	5,080,000	5,018,455

Daimler Truck Finance North America LLC (Germany),
5.20%, 01/17/2025(b)(c)	6,115,000	6,075,401

5.60%, 08/08/2025(b)(c)	4,483,000	4,478,601

5.15%, 01/16/2026(b)(c)	3,933,000	3,905,822

Ford Motor Credit Co. LLC, 8.30%(SOFR + 2.95%), 03/06/2026(e)	4,800,000	4,831,922

Hyundai Capital America,
5.88%, 04/07/2025(c)	5,384,000	5,391,500

5.80%, 06/26/2025(b)(c)	6,316,000	6,327,745

5.50%, 03/30/2026(c)	2,289,000	2,280,193

5.65%, 06/26/2026(b)(c)	2,661,000	2,656,404

5.60%, 03/30/2028(c)	2,561,000	2,549,351

	Principal Amount	Value

Automobile Manufacturers–(continued)
Mercedes-Benz Finance North America LLC (Germany),
6.18% (SOFR + 0.93%), 03/30/2025(c)(e)	$14,090,000	$14,190,736

5.38%, 08/01/2025(b)(c)	9,850,000	9,847,392

4.80%, 03/30/2026(c)	1,646,000	1,630,616

PACCAR Financial Corp., 4.60%, 01/10/2028	3,860,000	3,834,993

Toyota Motor Credit Corp.,
5.84% (SOFR + 0.56%), 01/10/2025(e)	7,534,000	7,539,195

4.55%, 09/20/2027(b)	8,476,000	8,351,575

Volkswagen Group of America Finance LLC (Germany), 6.30%(SOFR + 0.95%), 06/07/2024(c)(e)	7,214,000	7,233,628

		103,102,717

Automotive Parts & Equipment–0.12%
ZF North America Capital, Inc. (Germany), 6.88%, 04/14/2028(c)	2,651,000	2,645,050

Automotive Retail–0.47%
Advance Auto Parts, Inc., 5.90%, 03/09/2026	1,889,000	1,872,819

AutoZone, Inc., 5.05%, 07/15/2026	2,760,000	2,740,904

Lithia Motors, Inc., 4.63%, 12/15/2027(c)	6,000,000	5,547,379

		10,161,102

Biotechnology–0.52%
Amgen, Inc.,
5.25%, 03/02/2025	5,327,000	5,307,614

5.15%, 03/02/2028	5,804,000	5,800,640

		11,108,254

Broadline Retail–0.14%
Prosus N.V. (China), 3.26%, 01/19/2027(c)	3,255,000	2,925,131

Cable & Satellite–0.20%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.50%, 02/01/2024	3,205,000	3,182,304

Comcast Corp., 5.25%, 11/07/2025	1,104,000	1,105,905

		4,288,209

Cargo Ground Transportation–0.50%
Penske Truck Leasing Co. L.P./PTL Finance Corp.,
5.75%, 05/24/2026(c)	3,226,000	3,205,422

6.05%, 08/01/2028(c)	2,664,000	2,669,049

Ryder System, Inc., 4.63%, 06/01/2025	5,079,000	4,981,371

		10,855,842

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco Short Term Bond Fund

	Principal Amount	Value

Computer & Electronics Retail–0.08%
Dell International LLC/EMC Corp., 5.85%, 07/15/2025	$1,735,000	$1,738,233

Construction Machinery & Heavy Transportation Equipment– 0.53%
Caterpillar Financial Services Corp.,
5.15%, 08/11/2025	5,000,000	5,000,023

5.80% (SOFR + 0.46%), 08/11/2025(e)	2,478,000	2,481,607

Komatsu Finance America, Inc., 5.50%, 10/06/2027(c)	3,963,000	4,014,297

		11,495,927

Construction Materials–0.17%
Vulcan Materials Co., 5.80%, 03/01/2026	3,617,000	3,623,417

Consumer Finance–2.01%
Capital One Financial Corp.,
3.30%, 10/30/2024(b)	8,725,000	8,478,205

4.17%, 05/09/2025(d)	8,808,000	8,644,719

6.31%, 06/08/2029(b)(d)	3,853,000	3,853,353

Discover Bank, 2.45%, 09/12/2024	3,030,000	2,906,786

General Motors Financial Co., Inc.,
6.58% (SOFR + 1.30%), 04/07/2025(e)	7,505,000	7,517,931

6.05%, 10/10/2025(b)	8,021,000	8,034,124

5.40%, 04/06/2026	760,000	750,925

5.00%, 04/09/2027	3,206,000	3,126,187

		43,312,230

Copper–0.23%
Freeport-McMoRan, Inc., 4.55%, 11/14/2024	5,019,000	4,939,599

Diversified Banks–15.75%
Banco Santander S.A. (Spain),
5.15%, 08/18/2025	6,200,000	6,104,211

5.59%, 08/08/2028(b)	7,000,000	6,942,294

Bank of America Corp., 5.08%, 01/20/2027(d)	7,617,000	7,518,358

Bank of America N.A., 5.53%, 08/18/2026	5,582,000	5,610,106

Bank of America, N.A., 5.65%, 08/18/2025(b)	14,932,000	14,992,339

Bank of Montreal (Canada), 5.30%, 06/05/2026	2,292,000	2,284,974

6.68% (SOFR + 1.33%), 06/05/2026(e)	4,414,000	4,458,291

Banque Federative du Credit Mutuel S.A. (France),
4.52%, 07/13/2025(b)(c)	7,965,000	7,786,405

4.94%, 01/26/2026(c)	6,102,000	5,985,089

Barclays PLC (United Kingdom), 5.30%, 08/09/2026(d)	12,497,000	12,318,469

Citigroup, Inc.,
6.78% (3 mo. USD LIBOR + 1.25%), 07/01/2026(e)	12,757,000	12,855,084

5.61%, 09/29/2026(d)	8,104,000	8,068,947

Series V, 4.70%(d)(f)	3,642,000	3,279,721

Citizens Bank N.A., 6.06%, 10/24/2025(d)	7,866,000	7,619,345

	Principal Amount	Value

Diversified Banks–(continued)
Credit Suisse AG (Switzerland),
4.75%, 08/09/2024	$14,485,000	$14,288,574

3.63%, 09/09/2024	1,781,000	1,733,097

3.70%, 02/21/2025	4,570,000	4,408,251

Danske Bank A/S (Denmark),
6.60% (3 mo. USD LIBOR + 1.06%), 09/12/2023(c)(e)	5,277,000	5,277,260

6.47%, 01/09/2026(c)(d)	2,710,000	2,712,903

Federation des caisses Desjardins du Quebec (Canada), 5.28%, 01/23/2026(c)(d)	5,766,000	5,696,896

Fifth Third Bancorp,
2.38%, 01/28/2025	5,952,000	5,667,831

6.34%, 07/27/2029(b)(d)	891,000	902,281

HSBC Holdings PLC (United Kingdom),
5.92% (SOFR + 0.58%), 11/22/2024(e)	1,518,000	1,517,289

7.34%, 11/03/2026(d)	8,775,000	9,034,563

5.89%, 08/14/2027(d)	3,000,000	2,991,465

JPMorgan Chase & Co.,
5.55%, 12/15/2025(b)(d)	12,943,000	12,903,110

6.65% (SOFR + 1.32%), 04/26/2026(e)	5,182,000	5,218,463

Series HH, 4.60%(b)(d)(f)	4,546,000	4,276,422

KeyBank N.A.,
4.15%, 08/08/2025(b)	4,022,000	3,808,924

4.70%, 01/26/2026	2,137,000	2,033,779

5.85%, 11/15/2027	1,773,000	1,711,307

KeyCorp, 3.88%, 05/23/2025(b)(d)	6,337,000	6,048,949

Lloyds Banking Group PLC (United Kingdom), 5.99%, 08/07/2027(d)	4,399,000	4,396,433

Manufacturers & Traders Trust Co.,
5.40%, 11/21/2025(b)	7,599,000	7,426,962

4.65%, 01/27/2026(b)	8,660,000	8,292,437

Mitsubishi UFJ Financial Group, Inc. (Japan),
5.06%, 09/12/2025(d)	7,359,000	7,293,724

5.54%, 04/17/2026(b)(d)	9,088,000	9,047,187

Mizuho Financial Group Cayman 3 Ltd. (Japan), 4.60%, 03/27/2024(c)	5,337,000	5,281,840

National Securities Clearing Corp.,
5.15%, 05/30/2025(c)	2,365,000	2,360,643

5.10%, 11/21/2027(c)	4,611,000	4,603,930

NatWest Group PLC (United Kingdom),
7.47%, 11/10/2026(d)	2,999,000	3,088,946

5.52%, 09/30/2028(d)	1,900,000	1,867,662

Nordea Bank Abp (Finland),
4.75%, 09/22/2025(c)	13,163,000	12,993,032

5.38%, 09/22/2027(b)(c)	3,070,000	3,044,861

6.63%(c)(d)(f)	2,877,000	2,733,131

PNC Financial Services Group, Inc. (The),
5.67%, 10/28/2025(d)	4,421,000	4,405,298

5.81%, 06/12/2026(d)	6,597,000	6,593,309

4.76%, 01/26/2027(b)(d)	3,967,000	3,895,522

5.58%, 06/12/2029(d)	6,178,000	6,129,521

Royal Bank of Canada (Canada), 4.88%, 01/12/2026	8,775,000	8,675,318

Standard Chartered PLC (United Kingdom), 6.19%, 07/06/2027(c)(d)	3,403,000	3,412,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco Short Term Bond Fund

	Principal Amount	Value
Diversified Banks–(continued)
Sumitomo Mitsui Financial Group, Inc. (Japan), 5.46%, 01/13/2026(b)	$9,886,000	$ 9,860,486
Sumitomo Mitsui Trust Bank Ltd. (Japan), 5.65%, 03/09/2026(c)	1,930,000	1,932,852
U.S. Bancorp, 5.73%, 10/21/2026(d)	7,167,000	7,166,492
Wells Fargo & Co.,
4.54%, 08/15/2026(d)	5,443,000	5,317,302
5.57%, 07/25/2029(d)	3,351,000	3,338,272
7.63%(b)(d)(f)	3,649,000	3,744,786
Wells Fargo Bank N.A., 5.45%, 08/07/2026(b)	6,219,000	6,239,955
		339,196,984

Diversified Capital Markets–1.46%
UBS Group AG (Switzerland),
4.49%, 05/12/2026(c)(d)	7,521,000	7,307,597
6.37%, 07/15/2026(c)(d)	11,090,000	11,141,174
5.71%, 01/12/2027(b)(c)(d)	12,988,000	12,940,033
		31,388,804

Diversified Financial Services–0.64%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 5.75%, 06/06/2028	2,845,000	2,822,645
OPEC Fund for International Development (The) (Supranational), 4.50%, 01/26/2026(c)	11,240,000	11,041,807
		13,864,452

Diversified REITs–0.60%
VICI Properties L.P./VICI Note Co., Inc., 5.63%, 05/01/2024(c)	13,005,000	12,915,657

Diversified Support Services–0.01%
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(c)	217,000	219,929

Drug Retail–0.25%
CK Hutchison International (23) Ltd. (United Kingdom), 4.75%, 04/21/2028(c)	5,506,000	5,379,024

Education Services–0.24%
Grand Canyon University, 3.25%, 10/01/2023	5,117,000	5,106,129

Electric Utilities–1.93%
Alexander Funding Trust II, 7.47%, 07/31/2028(c)	3,244,000	3,288,493
Duke Energy Corp.,
5.00%, 12/08/2025	5,170,000	5,122,719
5.00%, 12/08/2027	1,522,000	1,511,014
Enel Finance International N.V. (Italy), 6.80%, 10/14/2025(c)	3,126,000	3,189,694
Georgia Power Co., 4.65%, 05/16/2028(b)	4,385,000	4,279,273
Mercury Chile Holdco LLC (Chile), 6.50%, 01/24/2027(c)	3,771,000	3,506,306
National Rural Utilities Cooperative Finance Corp., 5.45%, 10/30/2025(b)	6,145,000	6,167,440

	Principal Amount	Value
Electric Utilities–(continued)
NextEra Energy Capital Holdings, Inc.,
6.05%, 03/01/2025	$2,524,000	$ 2,535,445
5.75%, 09/01/2025	8,921,000	8,946,513
NextEra Energy Operating Partners L.P., 4.25%, 09/15/2024(c)	375,000	360,223
Pennsylvania Electric Co., 5.15%, 03/30/2026(c)	318,000	313,000
Southern Co. (The), 5.15%, 10/06/2025	2,360,000	2,348,884
		41,569,004

Electrical Components & Equipment–0.60%
Regal Rexnord Corp.,
6.05%, 02/15/2026(c)	7,749,000	7,713,142
6.05%, 04/15/2028(c)	5,155,000	5,104,383
		12,817,525

Electronic Components–0.22%
Tyco Electronics Group S.A., 4.50%, 02/13/2026	4,903,000	4,824,275

Environmental & Facilities Services–0.05%
Republic Services, Inc., 4.88%, 04/01/2029	1,090,000	1,076,129

Financial Exchanges & Data–0.11%
Nasdaq, Inc.,
5.65%, 06/28/2025	1,631,000	1,633,651
5.35%, 06/28/2028(b)	826,000	827,066
		2,460,717

Gas Utilities–0.06%
Southwest Gas Corp., 5.45%, 03/23/2028(b)	1,324,000	1,321,147

Health Care Equipment–0.11%
Becton, Dickinson and Co., 4.69%, 02/13/2028	2,298,000	2,258,033

Health Care Services–0.16%
CVS Health Corp., 5.00%, 01/30/2029(b)	3,529,000	3,478,126

Homebuilding–0.48%
Lennar Corp., 4.88%, 12/15/2023	4,335,000	4,331,458
Meritage Homes Corp., 6.00%, 06/01/2025	6,000,000	5,977,830
		10,309,288

Hotels, Resorts & Cruise Lines–0.53%
Expedia Group, Inc., 4.63%, 08/01/2027	11,751,000	11,405,651

Integrated Oil & Gas–0.61%
Occidental Petroleum Corp.,
6.95%, 07/01/2024	3,125,000	3,145,687
5.88%, 09/01/2025	10,000,000	9,986,600
		13,132,287

Internet Services & Infrastructure–0.10%
VeriSign, Inc.,
5.25%, 04/01/2025	1,611,000	1,599,996
4.75%, 07/15/2027	507,000	494,618
		2,094,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco Short Term Bond Fund

	Principal Amount	Value

Investment Banking & Brokerage–2.45%
Charles Schwab Corp. (The), 5.88%, 08/24/2026(b)	$15,616,000	$15,713,397

Goldman Sachs Group, Inc. (The),
5.70%, 11/01/2024	4,258,000	4,252,156

5.99% (SOFR + 0.79%), 12/09/2026(e)	8,791,000	8,715,407

6.01% (SOFR + 0.81%), 03/09/2027(e)	7,404,000	7,312,787

6.02% (SOFR + 0.82%), 09/10/2027(e)	680,000	669,984

Series W, 7.50%(b)(d)(f)	10,381,000	10,458,858

Morgan Stanley,
5.05%, 01/28/2027(b)(d)	3,959,000	3,918,082

5.45%, 07/20/2029(d)	1,788,000	1,778,114

		52,818,785

Life & Health Insurance–2.33%
Delaware Life Global Funding, Series 22-1, 3.31%, 03/10/2025(c)	6,041,000	5,684,339

Five Corners Funding Trust, 4.42%, 11/15/2023(c)	5,636,000	5,613,858

Jackson National Life Global Funding, 5.50%, 01/09/2026(c)	7,610,000	7,474,610

Pacific Life Global Funding II,
6.39% (SOFR + 1.05%), 07/28/2026(c)(e)	9,132,000	9,164,966

5.50%, 08/28/2026(c)	10,548,000	10,588,530

Pricoa Global Funding I, 5.55%, 08/28/2026(b)(c)	4,508,000	4,543,206

Protective Life Global Funding, 5.37%, 01/06/2026(b)(c)	7,181,000	7,154,682

		50,224,191

Managed Health Care–0.87%
Elevance Health, Inc., 5.35%, 10/15/2025	6,392,000	6,385,728

Humana, Inc., 5.70%, 03/13/2026	3,526,000	3,526,760

UnitedHealth Group, Inc.,
5.00%, 10/15/2024	5,237,000	5,223,338

5.15%, 10/15/2025	3,651,000	3,650,225

		18,786,051

Movies & Entertainment–0.93%
Netflix, Inc.,
5.75%, 03/01/2024	5,788,000	5,781,645

5.88%, 02/15/2025(b)	4,729,000	4,755,932

Warnermedia Holdings, Inc., 6.41%, 03/15/2026	9,397,000	9,412,261

		19,949,838

Multi-Utilities–0.78%
NiSource, Inc., 5.25%, 03/30/2028	904,000	900,753

WEC Energy Group, Inc.,
5.00%, 09/27/2025(b)	5,519,000	5,470,748

4.75%, 01/09/2026	6,267,000	6,184,569

5.15%, 10/01/2027	1,912,000	1,908,370

4.75%, 01/15/2028	2,453,000	2,403,994

		16,868,434

	Principal Amount	Value

Office REITs–0.68%
Brandywine Operating Partnership L.P., 7.55%, 03/15/2028(b)	$5,113,000	$4,799,248

Office Properties Income Trust,
4.25%, 05/15/2024	9,131,000	8,681,284

2.65%, 06/15/2026	1,485,000	1,112,392

		14,592,924

Oil & Gas Drilling–0.06%
Valaris Ltd., 8.38%, 04/30/2030(c)	1,277,000	1,301,889

Oil & Gas Equipment & Services–0.10%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(c)	2,240,000	2,230,436

Oil & Gas Exploration & Production–1.17%
Apache Corp., 7.75%, 12/15/2029	1,964,000	2,048,321

Civitas Resources, Inc., 8.38%, 07/01/2028(c)	1,942,000	2,002,687

Devon Energy Corp.,
5.25%, 10/15/2027(b)	7,905,000	7,845,545

5.88%, 06/15/2028(b)	8,672,000	8,687,393

Pioneer Natural Resources Co., 5.10%, 03/29/2026	1,000,000	992,539

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(c)	3,495,000	3,593,847

		25,170,332

Oil & Gas Storage & Transportation–4.24%
Columbia Pipelines Holding Co. LLC, 6.06%, 08/15/2026(c)	1,092,000	1,103,430

Enbridge, Inc. (Canada),
5.97% (SOFR + 0.63%), 02/16/2024(e)	3,391,000	3,393,727

5.97%, 03/08/2026	7,516,000	7,522,496

Energy Transfer L.P.,
5.88%, 01/15/2024	3,283,000	3,280,888

5.50%, 06/01/2027	25,619,000	25,484,338

5.55%, 02/15/2028	1,017,000	1,014,345

Enterprise Products Operating LLC,
5.05%, 01/10/2026	3,690,000	3,673,712

Series D, 8.62%(3 mo. Term SOFR + 3.25%), 08/16/2077(e)	2,168,000	2,131,545

ONEOK Partners L.P., 4.90%, 03/15/2025	3,607,000	3,551,809

ONEOK, Inc.,
5.85%, 01/15/2026	3,221,000	3,240,165

5.55%, 11/01/2026	2,892,000	2,893,793

5.65%, 11/01/2028	1,307,000	1,309,593

Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/2028	13,631,000	14,456,986

TransCanada PipeLines Ltd. (Canada), 6.20%, 03/09/2026	9,362,000	9,372,610

Williams Cos., Inc. (The),
5.40%, 03/02/2026	1,228,000	1,226,435

5.30%, 08/15/2028	7,687,000	7,652,305

		91,308,177

Packaged Foods & Meats–0.89%
Aramark Services, Inc., 5.00%, 04/01/2025(c)	3,034,000	2,999,661

General Mills, Inc., 5.24%, 11/18/2025(b)	9,131,000	9,096,877

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Short Term Bond Fund

	Principal Amount	Value

Packaged Foods & Meats–(continued)
Mars, Inc., 4.55%, 04/20/2028(b)(c)	$7,233,000	$7,116,613

		19,213,151

Paper & Plastic Packaging Products & Materials–0.28%
Berry Global, Inc., 4.88%, 07/15/2026(c)	5,246,000	5,068,285

Sealed Air Corp., 5.50%, 09/15/2025(c)	938,000	928,620

		5,996,905

Passenger Airlines–1.41%
American Airlines Pass-Through Trust, Series 2021-1, Class B, 3.95%, 07/11/2030	2,961,140	2,589,398

British Airways Pass-Through Trust (United Kingdom), Series 2019-1, Class A, 3.35%, 06/15/2029(c)	554,182	493,593

Delta Air Lines Pass-Through Trust, Series 2019-1, Class A, 3.40%, 04/25/2024	572,000	557,079

Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, 10/20/2025(c)	19,165,232	18,742,424

United Airlines Pass-Through Trust,
Series 2016-2, Class B, 3.65%, 10/07/2025	1,841,752	1,737,452

Series 2020-1, Class A, 5.88%, 10/15/2027	4,933,471	4,929,766

United Airlines, Inc., 4.38%, 04/15/2026(c)	1,404,000	1,324,571

		30,374,283

Personal Care Products–0.22%
Kenvue, Inc., 5.50%, 03/22/2025(b)(c)	4,707,000	4,726,130

Pharmaceuticals–0.54%
Eli Lilly and Co., 5.00%, 02/27/2026(b)	4,612,000	4,613,884

Pfizer Investment Enterprises Pte. Ltd., 4.65%, 05/19/2025	7,047,000	6,975,661

		11,589,545

Real Estate Development–0.63%
Agile Group Holdings Ltd. (China), 5.75%, 01/02/2025(c)	202,000	25,250

Country Garden Holdings Co. Ltd. (China), 5.40%, 05/27/2025(c)	400,000	36,400

Logan Group Co. Ltd. (China), 4.25%, 07/12/2025(c)(g)	1,059,000	79,425

Piedmont Operating Partnership L.P., 9.25%, 07/20/2028(b)	12,895,000	13,203,527

Sino-Ocean Land Treasure Finance I Ltd. (China), 6.00%, 07/30/2024(c)	1,005,000	116,218

Sino-Ocean Land Treasure IV Ltd. (China), 3.25%, 05/05/2026(c)	1,054,000	115,592

		13,576,412

Regional Banks–2.11%
Citizens Financial Group, Inc., 4.30%, 12/03/2025(b)	10,787,000	10,191,478

Fifth Third Bank N.A., 3.95%, 07/28/2025(b)	3,842,000	3,711,638

	Principal Amount	Value

Regional Banks–(continued)
Huntington Bancshares, Inc., 6.21%, 08/21/2029(b)(d)	$2,633,000	$2,651,404

Morgan Stanley Bank N.A.,
5.48%, 07/16/2025(b)	2,352,000	2,356,849

4.75%, 04/21/2026	3,692,000	3,645,091

Santander UK Group Holdings PLC (United Kingdom), 6.83%, 11/21/2026(d)	3,493,000	3,538,337

Truist Bank, 5.50%(SOFR + 0.20%), 01/17/2024(e)	3,100,000	3,085,308

Truist Financial Corp.,
5.60% (SOFR + 0.40%), 06/09/2025(e)	7,295,000	7,114,815

4.26%, 07/28/2026(b)(d)	6,544,000	6,325,565

6.05%, 06/08/2027(b)(d)	2,837,000	2,836,286

		45,456,771

Restaurants–0.35%
McDonald’s Corp., 4.80%, 08/14/2028(b)	7,598,000	7,566,663

Retail REITs–0.28%
Kite Realty Group L.P., 4.00%, 10/01/2026	4,738,000	4,331,282

Realty Income Corp., 5.05%, 01/13/2026(b)	1,651,000	1,643,859

		5,975,141

Self-Storage REITs–0.16%
Extra Space Storage L.P., 5.70%, 04/01/2028	1,442,000	1,449,552

Public Storage Operating Co., 5.13%, 01/15/2029	2,089,000	2,087,688

		3,537,240

Semiconductor Materials & Equipment–0.17%
NXP B.V./NXP Funding LLC/NXP USA, Inc. (China), 4.40%, 06/01/2027	3,846,000	3,704,083

Sovereign Debt–0.13%
Romanian Government International Bond (Romania), 6.63%, 02/17/2028(c)	2,640,000	2,732,339

Specialized Finance–0.12%
Blackstone Private Credit Fund, 7.05%, 09/29/2025(b)	2,568,000	2,587,882

Specialty Chemicals–0.49%
Sasol Financing USA LLC (South Africa),
4.38%, 09/18/2026(b)	7,443,000	6,696,123

8.75%, 05/03/2029(c)	3,835,000	3,747,812

		10,443,935

Steel–0.32%
ArcelorMittal S.A. (Luxembourg), 6.55%, 11/29/2027	4,601,000	4,720,769

POSCO (South Korea), 5.63%, 01/17/2026(c)	2,197,000	2,196,476

		6,917,245

Systems Software–0.16%
Oracle Corp., 5.80%, 11/10/2025(b)	3,495,000	3,530,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Short Term Bond Fund

	Principal Amount	Value

Technology Distributors–0.24%
Arrow Electronics, Inc., 6.13%, 03/01/2026	$5,197,000	$5,197,992

Technology Hardware, Storage & Peripherals–0.85%
Hewlett Packard Enterprise Co.,
5.90%, 10/01/2024	9,173,000	9,184,941

6.10%, 04/01/2026	9,173,000	9,186,225

		18,371,166

Tobacco–1.59%
Philip Morris International, Inc.,
5.13%, 11/15/2024	12,705,000	12,647,919

5.00%, 11/17/2025	5,550,000	5,520,521

4.88%, 02/13/2026	13,236,000	13,114,868

5.13%, 11/17/2027	2,923,000	2,919,119

		34,202,427

Trading Companies & Distributors–0.48%
Avolon Holdings Funding Ltd. (Ireland), 6.38%, 05/04/2028(c)	6,202,000	6,158,102

Triton Container International Ltd. (Bermuda), 2.05%, 04/15/2026(c)	4,808,000	4,281,573

		10,439,675

Transaction & Payment Processing Services–0.38%
Fidelity National Information Services, Inc., 4.50%, 07/15/2025	8,289,000	8,129,751

Wireless Telecommunication Services–0.45%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 4.74%, 03/20/2025(c)	4,658,937	4,613,223

T-Mobile USA, Inc., 4.95%, 03/15/2028(b)	2,481,000	2,447,686

VEON Holdings B.V. (Netherlands), 4.00%, 04/09/2025(c)	3,001,000	2,550,850

		9,611,759

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,385,628,361)		1,360,787,907

Asset-Backed Securities–26.96%
AmeriCredit Automobile Receivables Trust,
Series 2019-2, Class C, 2.74%, 04/18/2025	182,249	181,809

Series 2019-2, Class D, 2.99%, 06/18/2025	3,700,000	3,665,767

Series 2019-3, Class D, 2.58%, 09/18/2025	1,830,000	1,794,986

	Principal Amount	Value

Angel Oak Mortgage Trust,
Series 2020-1, Class A1, 2.16%, 12/25/2059(c)(h)	$715,812	$670,778

Series 2020-3, Class A1, 1.69%, 04/25/2065(c)(h)	2,300,480	2,110,574

Series 2020-5, Class A1, 1.37%, 05/25/2065(c)(h)	1,317,916	1,213,955

Series 2021-3, Class A1, 1.07%, 05/25/2066(c)(h)	2,858,923	2,381,004

Series 2021-7, Class A1, 1.98%, 10/25/2066(c)(h)	10,649,131	8,837,199

Series 2022-1, Class A1, 2.88%, 12/25/2066(c)(i)	6,761,791	5,961,656

Avis Budget Rental Car Funding (AESOP) LLC,
Series 2022-5A, Class A, 6.12%, 04/20/2027(c)	19,000,000	19,066,397

Series 2023-1A, Class A, 5.25%, 04/20/2029(c)	2,033,000	1,993,648

Series 2023-2A, Class A, 5.20%, 10/20/2027(c)	2,425,000	2,387,350

Series 2023-4A, Class A, 5.49%, 06/20/2029(c)	6,690,000	6,599,143

Bain Capital Credit CLO Ltd., Series 2017-2A, Class AR2, 6.79% (3 mo. Term SOFR + 1.44%), 07/25/2034(c)(e)	11,812,000	11,741,541

BAMLL Commercial Mortgage Securities Trust, Series 2015-200P, Class A, 3.22%, 04/14/2033(c)	20,000,000	18,667,858

Banc of America Mortgage Trust, Series 2004-D, Class 2A2, 4.66%, 05/25/2034(h)	14,751	13,864

Bayview MSR Opportunity Master Fund Trust,
Series 2021-4, Class A3, 3.00%, 10/25/2051(c)(h)	5,647,009	4,692,778

Series 2021-4, Class A4, 2.50%, 10/25/2051(c)(h)	5,646,176	4,483,595

Series 2021-4, Class A8, 2.50%, 10/25/2051(c)(h)	5,268,902	4,520,733

Series 2021-5, Class A1, 3.00%, 11/25/2051(c)(h)	6,034,481	5,014,775

Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, 5.50%, 08/25/2033(h)	8,126	7,756

Series 2005-9, Class A1, 0.76% (1 yr. U.S. Treasury Yield Curve Rate + 2.30%), 10/25/2035(e)	96,959	91,277

Series 2006-1, Class A1, 0.65% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036(e)	189,494	181,836

Benchmark Mortgage Trust, Series 2018-B1, Class XA, IO, 0.68%, 01/15/2051(j)	18,792,313	348,633

BRAVO Residential Funding Trust, Series 2021-NQM2, Class A1, 0.97%, 03/25/2060(c)(h)	1,278,524	1,193,294

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Short Term Bond Fund

	Principal Amount	Value

BX Commercial Mortgage Trust,
Series 2021-ACNT, Class A, 6.27% (1 mo. Term SOFR + 0.96%), 11/15/2038(c)(e)	$3,455,000	$3,394,998

Series 2021-VOLT, Class A, 6.12% (1 mo. Term SOFR + 0.81%), 09/15/2036(c)(e)	6,565,000	6,395,696

Series 2021-VOLT, Class B, 6.37% (1 mo. Term SOFR + 1.06%), 09/15/2036(c)(e)	11,325,000	10,944,345

Series 2021-VOLT, Class C, 6.52% (1 mo. Term SOFR + 1.21%), 09/15/2036(c)(e)	2,795,000	2,677,262

Series 2021-VOLT, Class D, 7.07% (1 mo. Term SOFR + 1.76%), 09/15/2036(c)(e)	6,464,000	6,156,162

BX Trust,
Series 2021-LGCY, Class A, 5.93% (1 mo. Term SOFR + 0.62%), 10/15/2036(c)(e)	25,000,000	24,360,068

Series 2022-CLS, Class A, 5.76%, 10/13/2027(c)	2,630,000	2,426,250

Series 2022-LBA6, Class A, 6.31% (1 mo. Term SOFR + 1.00%), 01/15/2039(c)(e)	5,550,000	5,438,611

Series 2022-LBA6, Class B, 6.61% (1 mo. Term SOFR + 1.30%), 01/15/2039(c)(e)	3,435,000	3,358,364

Series 2022-LBA6, Class C, 6.91% (1 mo. Term SOFR + 1.60%), 01/15/2039(c)(e)	1,835,000	1,785,407

CarMax Auto Owner Trust, Series 2022-4, Class A4, 5.70%, 07/17/2028	11,274,000	11,332,054

CD Mortgage Trust, Series 2017- CD6, Class XA, IO, 1.02%, 11/13/2050(j)	7,843,829	185,582

Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, 6.57% (3 mo. Term SOFR + 1.24%), 04/20/2031(c)(e)	5,813,000	5,792,695

Chase Home Lending Mortgage Trust,
Series 2019-ATR1, Class A15, 4.00%, 04/25/2049(c)(h)	55,106	50,797

Series 2019-ATR2, Class A3, 3.50%, 07/25/2049(c)(h)	1,644,110	1,451,475

Chase Mortgage Finance Trust, Series 2005-A2, Class 1A3, 4.05%, 01/25/2036(h)	225,241	203,559

CIFC Funding Ltd. (Cayman Islands),
Series 2014-5A, Class A1R2, 6.77% (3 mo. Term SOFR + 1.46%), 10/17/2031(c)(e)	2,390,000	2,387,916

Series 2016-1A, Class ARR, 6.68% (3 mo. Term SOFR + 1.34%), 10/21/2031(c)(e)	2,424,000	2,412,675

Citigroup Commercial Mortgage Trust,
Series 2013-GC17, Class XA, IO, 0.99%, 11/10/2046(j)	5,959,570	60

Series 2014-GC21, Class AA, 3.48%, 05/10/2047	123,132	122,428

Series 2017-C4, Class XA, IO, 1.17%, 10/12/2050(j)	20,123,585	596,880

	Principal Amount	Value

Citigroup Mortgage Loan Trust,
Series 2004-UST1, Class A4, 5.91%, 08/25/2034(h)	$60,832	$56,307

Series 2006-AR1, Class 1A1, 7.11% (1 yr. U.S. Treasury Yield Curve Rate + 2.40%), 10/25/2035(e)	378,553	365,165

Series 2021-INV3, Class A3, 2.50%, 05/25/2051(c)(h)	5,708,647	4,533,203

COLT Mortgage Loan Trust,
Series 2020-2, Class A1, 1.85%, 03/25/2065(c)(h)	65,660	65,250

Series 2021-5, Class A1, 1.73%, 11/26/2066(c)(h)	8,148,329	6,808,245

Series 2022-1, Class A1, 2.28%, 12/27/2066(c)(h)	4,013,255	3,446,473

Series 2022-2, Class A1, 2.99%, 02/25/2067(c)(i)	3,980,396	3,530,294

Series 2022-5, Class A1, 4.55%, 04/25/2067(c)(h)	13,296,636	12,882,487

COMM Mortgage Trust, Series 2014-CR20, Class ASB, 3.31%, 11/10/2047	161,771	158,631

Countrywide Home Loans Mortgage Pass-Through Trust,
Series 2005-17, Class 1A8, 5.50%, 09/25/2035	179,554	166,195

Series 2005-J4, Class A7, 5.50%, 11/25/2035	275,625	224,086

Credit Suisse Mortgage Capital Ctfs., Series 2020-SPT1, Class A1, 1.62%, 04/25/2065(c)(i)	250,759	247,986

Credit Suisse Mortgage Capital Trust,
Series 2020-AFC1, Class A1, 2.24%, 02/25/2050(c)(h)	3,173,824	2,940,531

Series 2021-INV1, Class A4, 2.50%, 07/25/2056(c)(h)	13,037,784	11,329,897

Series 2021-NQM1, Class A1, 0.81%, 05/25/2065(c)(h)	964,383	808,605

Series 2021-NQM2, Class A1, 1.18%, 02/25/2066(c)(h)	4,227,402	3,545,006

Series 2022-ATH1, Class A1A, 2.87%, 01/25/2067(c)(h)	5,199,033	4,794,571

Series 2022-ATH1, Class A1B, 3.35%, 01/25/2067(c)(h)	2,955,000	2,575,626

Series 2022-ATH2, Class A1, 4.55%, 05/25/2067(c)(h)	5,870,734	5,623,547

Series 2022-NQM4, Class A1A, 4.82%, 06/25/2067(c)(i)	9,013,145	8,757,024

Drive Auto Receivables Trust, Series 2019-3, Class D, 3.18%, 10/15/2026	1,387,525	1,382,860

Dryden 93 CLO Ltd., Series 2021-93A, Class A1A, 6.65% (3 mo. Term SOFR + 1.34%), 01/15/2034(c)(e)	1,705,121	1,695,025

Ellington Financial Mortgage Trust,
Series 2020-1, Class A1, 2.01%, 05/25/2065(c)(h)	292,910	280,443

Series 2021-1, Class A1, 0.80%, 02/25/2066(c)(h)	1,084,910	909,307

Series 2022-1, Class A1, 2.21%, 01/25/2067(c)(h)	3,789,377	3,146,356

Series 2022-3, Class A1, 5.00%, 08/25/2067(c)(i)	5,430,013	5,261,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Short Term Bond Fund

	Principal Amount	Value

Exeter Automobile Receivables Trust,
Series 2019-1A, Class D, 4.13%, 12/16/2024(c)	$6,704	$6,698

Series 2019-4A, Class D, 2.58%, 09/15/2025(c)	1,367,926	1,345,886

Flagstar Mortgage Trust,
Series 2021-11IN, Class A6, 3.70%, 11/25/2051(c)(h)	9,076,653	7,770,070

Series 2021-8INV, Class A6, 2.50%, 09/25/2051(c)(h)	1,944,389	1,649,721

FREMF Mortgage Trust, Series 2017-K724, Class B, 5.26%, 12/25/2049(c)(h)	1,395,000	1,381,922

Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, 08/20/2053(c)	5,507,791	5,341,435

GCAT Trust,
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059(c)(h)	1,826,509	1,693,417

Series 2020-NQM2, Class A1, 1.56%, 04/25/2065(c)(i)	791,845	717,127

GoldenTree Loan Management US CLO 1 Ltd., Series 2021-9A, Class A, 6.66% (3 mo. Term SOFR + 1.33%), 01/20/2033(c)(e)	6,000,000	5,971,224

GoldenTree Loan Management US CLO 2 Ltd., Series 2017-2A, Class AR, 6.50% (3 mo. Term SOFR + 1.17%), 11/20/2030(c)(e)	6,894,213	6,865,864

GoldenTree Loan Management US CLO 5 Ltd., Series 2019-5A, Class AR, 6.66% (3 mo. Term SOFR + 1.33%), 10/20/2032(c)(e)	7,000,000	6,961,038

Golub Capital Partners CLO 35(B) Ltd., Series 2017-35A, Class AR, 6.78% (3 mo. Term SOFR + 1.45%), 07/20/2029(c)(e)	5,797,119	5,792,035

GS Mortgage Securities Trust, Series 2014-GC18, Class AAB, 3.65%, 01/10/2047	18,526	18,492

GS Mortgage-Backed Securities Trust, Series 2021-INV1, Class A6, 2.50%, 12/25/2051(c)(h)	4,769,222	4,091,069

GSR Mortgage Loan Trust, Series 2005-AR4, Class 6A1, 4.75%, 07/25/2035(h)	43,340	40,154

Hertz Vehicle Financing LLC, Series 2021-1A, Class B, 1.56%, 12/26/2025(c)	700,000	661,216

Hilton Grand Vacations Trust, Series 2019 AA, Class A, 2.34%, 07/25/2033(c)	1,180,044	1,107,972

ICG US CLO Ltd., Series 2016-1A, Class A1RR, 6.88% (3 mo. Term SOFR + 1.51%), 04/29/2034(c)(e)	3,000,000	2,978,535

IP Lending III Ltd., Series 2022-3A, Class SNR, 3.38%, 11/02/2026(c)(k)	636,480	547,373

IP Lending IV Ltd., Series 2022-4A, Class SNR, 6.05%, 04/28/2027(c)(k)	6,557,000	6,137,352

	Principal Amount	Value

IP Lending VII Ltd., Series 2022-7A, Class SNR, 8.00%, 10/11/2027(c)(k)	$8,658,000	$8,658,000

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-C16, Class AS, 4.52%, 12/15/2046	2,335,000	2,321,694

JP Morgan Mortgage Trust, Series 2007-A1, Class 5A1, 4.09%, 07/25/2035(h)	132,473	129,974

JPMBB Commercial Mortgage Securities Trust, Series 2015- C27, Class XA, IO, 1.28%, 02/15/2048(j)	25,008,758	285,815

KNDL Mortgage Trust, Series 2019-KNSQ, Class A, 6.31% (1 mo. Term SOFR + 1.00%), 05/15/2036(c)(e)	7,750,000	7,717,573

Series 2019-KNSQ, Class C, 6.56% (1 mo. Term SOFR + 1.25%), 05/15/2036(c)(e)	4,250,000	4,211,370

Lehman Structured Securities Corp., Series 2002-GE1, Class A, 0.00%, 07/26/2024(c)(h)	13,995	513

Life Mortgage Trust,
Series 2021-BMR, Class A, 6.12% (1 mo. Term SOFR + 0.81%), 03/15/2038(c)(e)	7,254,320	7,115,402

Series 2021-BMR, Class B, 6.30% (1 mo. Term SOFR + 0.99%), 03/15/2038(c)(e)	3,519,033	3,439,042

Med Trust, Series 2021-MDLN, Class A, 6.37% (1 mo. Term SOFR + 1.06%), 11/15/2038(c)(e)	4,115,250	4,017,543

Mello Mortgage Capital Acceptance Trust,
Series 2021-INV2, Class A4, 2.50%, 08/25/2051(c)(h)	3,688,324	3,162,173

Series 2021-INV3, Class A4, 2.50%, 10/25/2051(c)(h)	3,585,267	3,067,926

Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, 2.39%, 11/25/2035(h)	353,382	327,023

MFA Trust, Series 2021-INV2, Class A1, 1.91%, 11/25/2056(c)(h)	7,496,328	6,305,235

MMAF Equipment Finance LLC, Series 2020-A, Class A3, 0.97%, 04/09/2027(c)	5,595,349	5,271,699

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS, 3.46%, 05/15/2046	429,473	417,979

Morgan Stanley Capital I Trust, Series 2017-HR2, Class XA, IO, 0.99%, 12/15/2050(j)	6,993,941	209,923

Neuberger Berman Loan Advisers CLO 24 Ltd., Series 2017-24A, Class AR, 6.60% (3 mo. Term SOFR + 1.28%), 04/19/2030(c)(e)	7,035,594	7,023,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Short Term Bond Fund

	Principal Amount	Value

New Residential Mortgage Loan Trust,
Series 2019-NQM4, Class A1, 2.49%, 09/25/2059(c)(h)	$614,097	$570,832

Series 2020-NQM1, Class A1, 2.46%, 01/26/2060(c)(h)	1,062,200	964,489

Series 2022-NQM2, Class A1, 3.08%, 03/27/2062(c)(h)	3,796,861	3,382,142

OBX Trust,
Series 2019-EXP1, Class 1A3, 4.00%, 01/25/2059(c)(h)	118,206	113,135

Series 2022-NQM1, Class A1, 2.31%, 11/25/2061(c)(h)	4,702,915	3,980,312

Series 2022-NQM2, Class A1, 2.95%, 01/25/2062(c)(h)	5,765,275	5,140,489

Series 2022-NQM2, Class A1A, 2.78%, 01/25/2062(c)(i)	3,662,449	3,328,070

Series 2022-NQM2, Class A1B, 3.38%, 01/25/2062(c)(i)	3,610,000	3,044,489

Series 2022-NQM7, Class A1, 5.11%, 08/25/2062(c)(i)	3,362,064	3,287,001

Series 2022-NQM8, Class A1, 6.10%, 09/25/2062(c)(i)	7,904,304	7,877,797

Series 2023-NQM1, Class A1, 6.12%, 11/25/2062(c)(h)	3,625,931	3,613,407

Oceanview Mortgage Trust, Series 2021-3, Class A5, 2.50%, 07/25/2051(c)(h)	4,124,027	3,548,228

OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1AR, 6.53% (3 mo. Term SOFR + 1.22%), 07/15/2030(c)(e)	5,068,411	5,048,538

Series 2020-8RA, Class A1, 6.79% (3 mo. Term SOFR + 1.48%), 01/17/2032(c)(e)	9,602,000	9,572,099

Octagon Investment Partners 49 Ltd., Series 2020-5A, Class A1, 6.79% (3 mo. Term SOFR + 1.48%), 01/15/2033(c)(e)	8,832,000	8,815,590

OHA Loan Funding Ltd., Series 2016-1A, Class AR, 6.85% (3 mo. Term SOFR + 1.52%), 01/20/2033(c)(e)	7,550,413	7,529,498

Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, 10/25/2061(c)(h)	5,650,366	4,537,843

PPM CLO 3 Ltd., Series 2019-3A, Class AR, 6.66% (3 mo. Term SOFR + 1.35%), 04/17/2034(c)(e)	3,874,000	3,811,330

PRKCM 2022-AFC2 Trust, Series 2021-AFC2, Class M1, 5.34%, 08/25/2057(c)(h)	5,870,149	5,745,351

Progress Residential Trust,
Series 2021-SFR10, Class A, 2.39%, 12/17/2040(c)	3,699,905	3,159,152

Series 2022-SFR5, Class A, 4.45%, 06/17/2039(c)	8,655,336	8,264,333

Residential Accredit Loans, Inc. Trust, Series 2006-QS13, Class 1A8, 6.00%, 09/25/2036	2,967	2,217

Residential Mortgage Loan Trust,
Series 2019-3, Class A1, 2.63%, 09/25/2059(c)(h)	128,191	124,383

Series 2020-1, Class A1, 2.38%, 01/26/2060(c)(h)	540,774	514,242

	Principal Amount	Value

RUN Trust, Series 2022-NQM1, Class A1, 4.00%, 03/25/2067(c)	$3,127,999	$2,956,618

Santander Drive Auto Receivables Trust, Series 2019-2, Class D, 3.22%, 07/15/2025	119,141	119,006

Sequoia Mortgage Trust,
Series 2013-3, Class A1, 2.00%, 03/25/2043(h)	476,401	386,090

Series 2013-6, Class A2, 3.00%, 05/25/2043(h)	639,311	557,196

Series 2013-7, Class A2, 3.00%, 06/25/2043(h)	390,766	338,466

Sierra Timeshare Receivables Funding LLC, Series 2019-3A, Class A, 2.34%, 08/20/2036(c)	1,148,500	1,082,940

Sonic Capital LLC, Series 2021-1A, Class A2I, 2.19%, 08/20/2051(c)	4,521,642	3,688,941

Starwood Mortgage Residential Trust,
Series 2020-1, Class A1, 2.28%, 02/25/2050(c)(h)	87,608	81,437

Series 2020-INV1, Class A1, 1.03%, 11/25/2055(c)(h)	1,267,303	1,119,798

Series 2022-1, Class A1, 2.45%, 12/25/2066(c)(h)	4,964,011	4,208,361

Structured Asset Securities Corp. Pass-Through Ctfs., Series 2002-AL1, Class AIO, 3.45%, 02/25/2032(h)	307,790	18,463

Textainer Marine Containers Ltd., Series 2021-3A, CLass A, 1.94%, 08/20/2046(c)	2,310,000	1,926,333

Textainer Marine Containers VII Ltd., Series 2021-2A, Class A, 2.23%, 04/20/2046(c)	6,750,667	5,829,835

TICP CLO XV Ltd., Series 2020-15A, Class A, 6.87% (3 mo. Term SOFR + 1.54%), 04/20/2033(c)(e)	7,162,000	7,162,072

TierPoint Issuer LLC, Series 2023-1A, Class A2, 6.00%, 06/25/2053(c)	6,409,000	6,126,134

Towd Point Mortgage Trust, Series 2017-2, Class A1, 2.75%, 04/25/2057(c)(h)	184,840	183,440

UBS Commercial Mortgage Trust, Series 2017-C5, Class XA, IO, 1.22%, 11/15/2050(j)	11,744,126	328,307

Vendee Mortgage Trust, Series 1995-2B, Class 2, IO, 0.79%, 06/15/2025(l)	381,763	2,047

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Short Term Bond Fund

	Principal Amount	Value

Verus Securitization Trust,
Series 2020-1, Class A1, 2.42%, 01/25/2060(c)(i)	$1,122,477	$1,078,025

Series 2020-INV1, Class A1, 0.33%, 03/25/2060(c)(h)	173,495	169,808

Series 2021-1, Class A1B, 1.32%, 01/25/2066(c)(h)	2,368,181	2,019,367

Series 2021-2, Class A1, 1.03%, 02/25/2066(c)(h)	1,489,908	1,258,896

Series 2021-7, Class A1, 1.83%, 10/25/2066(c)(h)	5,445,631	4,641,757

Series 2021-R1, Class A1, 0.82%, 10/25/2063(c)(h)	1,729,469	1,549,561

Series 2022-1, Class A1, 2.72%, 01/25/2067(c)(i)	3,748,269	3,294,510

Series 2022-7, Class A1, 5.15%, 07/25/2067(c)(i)	1,996,146	1,953,987

Series 2022-INV2, Class A1, 6.79%, 10/25/2067(c)(i)	2,799,900	2,812,759

Visio Trust, Series 2020-1R, Class A1, 1.31%, 11/25/2055(c)	1,210,843	1,074,674

WaMu Mortgage Pass-Through Ctfs. Trust,
Series 2003-AR10, Class A7, 4.25%, 10/25/2033(h)	83,110	78,368

Series 2005-AR14, Class 1A4, 3.94%, 12/25/2035(h)	32,815	29,820

Series 2005-AR16, Class 1A1, 3.87%, 12/25/2035(h)	167,883	152,433

Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class XA, IO, 1.01%, 12/15/2050(j)	11,679,950	347,071

Wendy’s Funding LLC, Series 2019-1A, Class A2I, 3.78%, 06/15/2049(c)	6,335,000	5,932,522

WFRBS Commercial Mortgage Trust, Series 2013-C16, Class B, 5.07%, 09/15/2046(h)	4,500,000	4,310,652

Zaxby’s Funding LLC, Series 2021-1A, Class A2, 3.24%, 07/30/2051(c)	9,795,100	8,277,153

Total Asset-Backed Securities (Cost $624,612,499)		580,663,032

U.S. Treasury Securities–6.17%
U.S. Treasury Bills–0.48%
4.75% - 5.23%, 04/18/2024(m)(n)	10,618,000	10,265,501

U.S. Treasury Notes–5.69%
4.75%, 07/31/2025	58,074,900	57,922,907

4.38%, 08/15/2026	27,352,900	27,230,025

4.13%, 07/31/2028	37,687,700	37,469,818

		122,622,750

Total U.S. Treasury Securities (Cost $132,583,309)		132,888,251

	Principal Amount	Value

Agency Credit Risk Transfer Notes–0.78%
Fannie Mae Connecticut Avenue Securities,
Series 2018-R07, Class 1M2, 7.80% (30 Day Average SOFR + 2.51%), 04/25/2031(c)(e)	$102,255	$102,329

Series 2019-R03, Class 1M2, 7.55% (30 Day Average SOFR + 2.26%), 09/25/2031(c)(e)	9,850	9,851

Series 2022-R03, Class 1M1, 7.39% (30 Day Average SOFR + 2.10%), 03/25/2042(c)(e)	5,325,642	5,380,509

Series 2022-R04, Class 1M1, 7.29% (30 Day Average SOFR + 2.00%), 03/25/2042(c)(e)	2,775,980	2,797,536

Series 2023-R02, Class 1M1, 7.59% (30 Day Average SOFR + 2.30%), 01/25/2043(c)(e)	1,730,925	1,753,739

Freddie Mac,
Series 2013-DN2, Class M2, STACR®, 9.65% (30 Day Average SOFR + 4.36%), 11/25/2023(e)	1,139,546	1,151,848

Series 2014-DN3, Class M3, STACR®, 9.40% (30 Day Average SOFR + 4.11%), 08/25/2024(e)	389,119	392,086

Series 2022-HQA3, Class M1, STACR®, 7.59% (30 Day Average SOFR + 2.30%), 08/25/2042(c)(e)	2,517,364	2,550,280

Series 2022-DNA6, Class M1, STACR®, 7.44% (30 Day Average SOFR + 2.15%), 09/25/2042(c)(e)	1,302,130	1,314,041

Series 2023-DNA1, Class M1, STACR®, 7.40% (30 Day Average SOFR + 2.10%), 03/25/2043(c)(e)	1,427,305	1,441,162

Total Agency Credit Risk Transfer Notes (Cost $16,729,196)		16,893,381

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.66%
Collateralized Mortgage Obligations–0.37%
Fannie Mae Interest STRIPS,
IO, 7.50%, 11/25/2023 to 11/25/2029(l)	323,922	48,682

6.50%, 02/25/2032 to 07/25/2032(l)	210,095	32,027

6.00%, 12/25/2032 to 09/25/2035(l)	525,612	76,806

5.50%, 11/25/2033 to 06/25/2035(l)	423,089	67,515

PO, 0.00%, 09/25/2032(o)	17,244	14,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Short Term Bond Fund

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
Fannie Mae REMICs,
IO, 3.00%, 11/25/2027(l)	$530,166	$19,677

2.56% (7.90% - (30 Day Average SOFR + 0.11%)), 11/18/2031 to 12/18/2031(e)(l)	114,891	9,155

2.50% (7.90% - (30 Day Average SOFR + 0.11%)), 11/25/2031(e)(l)	23,472	2,097

2.55% (7.95% - (30 Day Average SOFR + 0.11%)), 01/25/2032 to 07/25/2032(e)(l)	122,022	8,478

2.66% (8.00% - (30 Day Average SOFR + 0.11%)), 03/18/2032(e)(l)	48,250	4,176

2.70% (8.10% - (30 Day Average SOFR + 0.11%)), 03/25/2032 to 04/25/2032(e)(l)	67,233	6,428

1.60% (7.00% - (30 Day Average SOFR + 0.11%)), 04/25/2032(e)(l)	45,653	2,794

2.40% (7.80% - (30 Day Average SOFR + 0.11%)), 04/25/2032(e)(l)	21,200	2,009

2.60% (8.00% - (30 Day Average SOFR + 0.11%)), 07/25/2032 to 09/25/2032(e)(l)	141,625	14,081

2.76% (8.10% - (30 Day Average SOFR + 0.11%)), 12/18/2032(e)(l)	100,944	7,823

2.85% (8.25% - (30 Day Average SOFR + 0.11%)), 02/25/2033 to 05/25/2033(e)(l)	123,537	15,239

7.00%, 04/25/2033(l)	596,607	99,095

1.30% (6.70% - (30 Day Average SOFR + 0.11%)), 02/25/2035(e)(l)	540,899	36,347

0.65% (6.05% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 07/25/2038(e)(l)	284,041	13,716

1.35% (6.75% - (30 Day Average SOFR + 0.11%)), 03/25/2035 to 05/25/2035(e)(l)	172,738	5,632

1.20% (6.60% - (30 Day Average SOFR + 0.11%)), 05/25/2035(e)(l)	115,030	5,595

3.50%, 08/25/2035(l)	2,682,939	318,539

1.14% (6.54% - (30 Day Average SOFR + 0.11%)), 06/25/2037(e)(l)	101,964	6,330

1.15% (6.55% - (30 Day Average SOFR + 0.11%)), 10/25/2041(e)(l)	290,534	19,805

0.75% (6.15% - (30 Day Average SOFR + 0.11%)), 12/25/2042(e)(l)	546,007	51,083

4.50%, 02/25/2043(l)	180,237	25,217

	Principal Amount	Value

Collateralized Mortgage Obligations–(continued)
0.50% (5.90% - (30 Day Average SOFR + 0.11%)), 09/25/2047(e)(l)	$4,416,962	$283,088

6.50%, 11/25/2029	35,210	35,586

6.40% (30 Day Average SOFR + 1.11%), 04/25/2032(e)	31,240	31,544

5.84% (30 Day Average SOFR + 0.61%), 10/18/2032(e)	14,928	14,825

5.80% (30 Day Average SOFR + 0.51%), 11/25/2033 to 03/25/2042(e)	73,535	72,432

5.50%, 04/25/2035 to 07/25/2046(l)	2,390,475	1,738,333

4.76% (24.57% - (3.67 x (30 Day Average SOFR + 0.11%))), 03/25/2036(e)	58,677	66,290

4.39% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(e)	191,986	209,903

4.39% (24.20% - (3.67 x (30 Day Average SOFR + 0.11%))), 06/25/2036(e)	25,731	27,845

5.00%, 04/25/2040	59,674	58,801

4.00%, 03/25/2041 to 08/25/2047(l)	784,116	162,092

5.85% (30 Day Average SOFR + 0.56%), 02/25/2047(e)	43,720	43,502

Freddie Mac Multifamily Structured Pass-Through Ctfs.,
Series KC02, Class X1, IO, 1.91%, 03/25/2024(j)	50,517,028	146,444

Series KC03, Class X1, IO, 0.63%, 11/25/2024(j)	35,338,371	169,023

Series K734, Class X1, IO, 0.78%, 02/25/2026(j)	27,049,863	317,200

Series K735, Class X1, IO, 1.10%, 05/25/2026(j)	26,484,188	537,030

Series K093, Class X1, IO, 1.09%, 05/25/2029(j)	21,578,870	911,917

Freddie Mac REMICs, 4.27% (COF 11 + 1.45%), 12/15/2023(e)	15,773	15,763

6.50%, 04/15/2028 to 06/15/2032	505,963	514,172

6.00%, 01/15/2029 to 04/15/2029	223,532	223,983

7.50%, 09/15/2029	30,139	31,055

8.00%, 03/15/2030	17,046	17,654

6.25% (30 Day Average SOFR + 1.06%), 08/15/2031 to 01/15/2032(e)	44,011	44,462

6.30% (30 Day Average SOFR + 1.11%), 12/15/2031 to 03/15/2032(e)	92,205	92,652

5.80% (30 Day Average SOFR + 0.61%), 01/15/2033(e)	1,982	1,976

5.00%, 08/15/2035	919,599	913,080

4.00%, 06/15/2038 to 03/15/2045(l)	247,821	63,804

IO, 0.70% (6.00% - (30 Day Average SOFR + 0.11%)), 03/15/2024 to 04/15/2038(e)(l)	48,303	2,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Short Term Bond Fund

	Principal Amount	Value
Collateralized Mortgage Obligations–(continued)
3.00%, 06/15/2027 to 12/15/2027(l)	$1,839,351	$70,996
2.50%, 05/15/2028(l)	435,137	16,318
3.36% (8.70% - (30 Day Average SOFR + 0.11%)), 07/17/2028(e)(l)	2,323	18
2.75% (8.05% - (30 Day Average SOFR + 0.11%)), 02/15/2029(e)(l)	101,818	6,089
2.45% (7.75% - (30 Day Average SOFR + 0.11%)), 06/15/2029(e)(l)	95,204	4,095
2.80% (8.10% - (30 Day Average SOFR + 0.11%)), 06/15/2029 to 09/15/2029(e)(l)	62,004	3,247
1.40% (6.70% - (30 Day Average SOFR + 0.11%)), 01/15/2035(e)(l)	316,810	13,613
1.45% (6.75% - (30 Day Average SOFR + 0.11%)), 02/15/2035(e)(l)	62,147	2,853
1.42% (6.72% - (30 Day Average SOFR + 0.11%)), 05/15/2035(e)(l)	198,486	8,953
0.85% (6.15% - (30 Day Average SOFR + 0.11%)), 07/15/2035(e)(l)	245,441	8,022
1.70% (7.00% - (30 Day Average SOFR + 0.11%)), 12/15/2037(e)(l)	39,780	3,423
0.77% (6.07% - (30 Day Average SOFR + 0.11%)), 05/15/2038(e)(l)	590,749	40,177
0.95% (6.25% - (30 Day Average SOFR + 0.11%)), 12/15/2039(e)(l)	118,183	6,925
0.80% (6.10% - (30 Day Average SOFR + 0.11%)), 01/15/2044(e)(l)	663,845	59,130
Freddie Mac STRIPS,
IO, 3.00%, 12/15/2027(l)	777,995	36,650
3.27%, 12/15/2027(j)	204,048	8,494
6.50%, 02/01/2028(l)	8,314	772
7.00%, 09/01/2029(l)	84,410	10,811
7.50%, 12/15/2029(l)	36,944	5,122
6.00%, 12/15/2032(l)	34,494	4,170
		7,969,708

	Principal Amount	Value
Federal Home Loan Mortgage Corp. (FHLMC)–0.07%
8.50%, 05/01/2024 to 08/17/2026	$12,088	$12,056
6.00%, 07/01/2024	24,150	24,252
7.00%, 10/25/2024 to 03/01/2035	502,344	513,209
9.00%, 01/01/2025 to 05/01/2025	848	853
6.50%, 07/01/2028 to 04/01/2034	46,646	47,615
7.50%, 01/01/2032 to 02/01/2032	249,870	256,133
5.00%, 07/01/2033 to 06/01/2034	151,171	150,509
5.50%, 09/01/2039	371,177	376,559
ARM,
7.14% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.66%), 07/01/2036(e)	10,795	10,889
4.60% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.11%), 02/01/2037(e)	2,631	2,588
4.45% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 2.08%), 01/01/2038(e)	6,396	6,315
		1,400,978

Federal National Mortgage Association (FNMA)–0.18%
6.50%, 11/01/2023 to 10/01/2035	793,629	807,617
7.00%, 11/01/2025 to 08/01/2036	955,713	968,009
8.00%, 09/01/2026 to 07/01/2032	46,017	45,885
7.50%, 02/01/2027 to 08/01/2033	633,095	647,884
9.00%, 01/01/2030	17,606	17,562
8.50%, 05/01/2030 to 07/01/2030	56,712	57,423
6.00%, 06/01/2030 to 03/01/2037	1,127,047	1,159,170
5.50%, 02/01/2035 to 05/01/2036	154,622	157,092
ARM,
4.56% (1 yr. U.S. Treasury Yield Curve Rate + 2.22%), 11/01/2032(e)	14,728	14,518
5.05% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035(e)	18,974	19,246
4.47% (1 yr. Refinitiv USD IBOR Consumer Cash Fallbacks + 1.71%), 03/01/2038(e)	4,629	4,564
		3,898,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Short Term Bond Fund

	Principal Amount	Value
Government National Mortgage Association (GNMA)–0.04%
6.50%, 11/15/2023 to 02/15/2034	$349,825	$355,594
7.50%, 02/15/2024 to 11/15/2026	8,269	8,279
7.00%, 10/15/2026 to 01/20/2030	45,151	45,061
8.50%, 07/20/2027	15,774	15,812
8.00%, 08/15/2028	5,650	5,640
IO, 1.12% (6.55% - (1 mo. Term SOFR + 0.11%)), 04/16/2037(e)(l)	575,280	34,207
1.22% (6.65% - (1 mo. Term SOFR + 0.11%)), 04/16/2041(e)(l)	875,592	42,605
4.50%, 09/16/2047(l)	1,650,048	258,575
0.77% (6.20% - (1 mo. Term SOFR + 0.11%)), 10/16/2047(e)(l)	1,669,909	123,825
		889,598
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $18,002,078)		14,159,254
	Shares
Preferred Stocks–0.29%
Diversified Financial Services–0.29%
Apollo Global Management, Inc., 7.63%, Pfd. (Cost $5,994,375)(d)	239,775	6,162,217
Exchange-Traded Funds–0.03%
Invesco High Yield Select ETF(p)	10,000	249,082
Invesco Short Duration Bond ETF(p)	12,000	296,220
Total Exchange-Traded Funds (Cost $547,935)		545,302

	Shares	Value
Common Stocks & Other Equity Interests–0.00%
Agricultural Products & Services–0.00%
Locus Agriculture Solutions, Inc., Wts., expiring 12/31/2032 (Cost $0)(k)	44	$0

Money Market Funds–0.82%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(p)(q)	6,186,271	6,186,271
Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(p)(q)	4,418,335	4,418,776
Invesco Treasury Portfolio, Institutional Class, 5.25%(p)(q)	7,070,023	7,070,024
Total Money Market Funds (Cost $17,675,071)		17,675,071
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)-98.89% (Cost $2,201,772,824)		2,129,774,415

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–5.35%
Invesco Private Government Fund, 5.30%(p)(q)(r)	32,261,917	32,261,917
Invesco Private Prime Fund, 5.51%(p)(q)(r)	82,959,185	82,959,185
Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $115,224,094)		115,221,102
TOTAL INVESTMENTS IN SECURITIES–104.24% (Cost $2,316,996,918)		2,244,995,517
OTHER ASSETS LESS LIABILITIES–(4.24)%		(91,296,305)
NET ASSETS–100.00%		$2,153,699,212

Investment Abbreviations:

ARM	- Adjustable Rate Mortgage
CLO	- Collateralized Loan Obligation
COF	- Cost of Funds
Ctfs.	- Certificates
ETF	- Exchange-Traded Fund
IBOR	- Interbank Offered Rate
IO	- Interest Only
LIBOR	- London Interbank Offered Rate
Pfd.	- Preferred
PO	- Principal Only
REIT	- Real Estate Investment Trust
REMICs	- Real Estate Mortgage Investment Conduits
SOFR	- Secured Overnight Financing Rate
STACR®	- Structured Agency Credit Risk
STRIPS	- Separately Traded Registered Interest and Principal Security
USD	- U.S. Dollar
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Short Term Bond Fund

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at August 31, 2023.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $932,653,716, which represented 43.30% of the Fund’s Net Assets.

(d)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(f)	Perpetual bond with no specified maturity date.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at August 31, 2023 represented less than 1% of the Fund’s Net Assets.

(h)

Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(i)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(j)

Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security. Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on August 31, 2023.

(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)	Interest only security. Principal amount shown is the notional principal and does not reflect the maturity value of the security.
(m)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J.
(n)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(o)	Zero coupon bond issued at a discount.
(p)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value August 31, 2023	Dividend Income
Invesco High Yield Select ETF	$–	$249,153	$–	$(71)	$–	$249,082	$6,127
Invesco Short Duration Bond ETF	–	298,782	–	(2,562)	–	296,220	5,640
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional Class	3,017,433	93,843,089	(90,674,251)	–	–	6,186,271	60,002
Invesco Liquid Assets Portfolio, Institutional Class	2,155,172	67,030,777	(64,765,279)	–	(1,894)	4,418,776	42,457
Invesco Treasury Portfolio, Institutional Class	3,448,494	107,249,245	(103,627,715)	–	–	7,070,024	68,910
Investments Purchased with Cash Collateral from Securities on Loan:
Invesco Private Government Fund	33,668,218	137,948,287	(139,354,588)	–	–	32,261,917	788,703	*
Invesco Private Prime Fund	86,575,414	319,905,009	(323,500,658)	1,727	(22,307)	82,959,185	2,098,619	*
Total	$128,864,731	$726,524,342	$(721,922,491)	$(906)	$(24,201)	$133,441,475	$3,070,458

*

Represents the income earned on the investment of cash collateral, which is included in securities lending income on the Statement of Operations. Does not include rebates and fees paid to lending agent or premiums received from borrowers, if any.

(q)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.
(r)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Open Futures Contracts

					Unrealized
	Number of	Expiration	Notional		Appreciation
Long Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 2 Year Notes	5,687	December-2023	$1,159,037,261	$2,810,179	$2,810,179

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Short Term Bond Fund

Open Futures Contracts–(continued)
					Unrealized
	Number of	Expiration	Notional		Appreciation
Short Futures Contracts	Contracts	Month	Value	Value	(Depreciation)
Interest Rate Risk
U.S. Treasury 5 Year Notes	3,862	December-2023	$(412,932,281)	$(3,358,245)	$(3,358,245)
U.S. Treasury 10 Year Notes	530	December-2023	(58,846,563)	(738,181)	(738,181)
U.S. Treasury 10 Year Ultra Notes	517	December-2023	(60,028,547)	(917,989)	(917,989)
U.S. Treasury Long Bonds	260	December-2023	(31,638,750)	(412,926)	(412,926)
U.S. Treasury Ultra Bonds	27	December-2023	(3,495,656)	(59,336)	(59,336)
Subtotal–Short Futures Contracts				(5,486,677)	(5,486,677)
Total Futures Contracts				$(2,676,498)	$(2,676,498)

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2023

U.S. Dollar Denominated Bonds & Notes	63.18%
Asset-Backed Securities	26.96
U.S. Treasury Securities	6.17
Security Types Each Less Than 1% of Portfolio	1.76
Money Market Funds Plus Other Assets Less Liabilities	1.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Short Term Bond Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $2,183,549,818)*	$2,111,554,042

Investments in affiliates, at value (Cost $133,447,100)	133,441,475

Cash	2,103,695

Foreign currencies, at value (Cost $59)	61

Receivable for:
Investments sold	18,774,187

Fund shares sold	1,769,271

Interest and fees	39,280

Interest	20,065,005

Investments matured, at value (Cost $2,244,938)	114,133

Principal paydowns	503

Investment for trustee deferred compensation and retirement plans	159,988

Other assets	120,025

Total assets	2,288,141,665

Liabilities:
Other investments:
Variation margin payable – futures contracts	566,821

Payable for:
Investments purchased	13,394,030

Dividends	1,158,030

Fund shares reacquired	3,088,687

Collateral upon return of securities loaned	115,224,094

Accrued fees to affiliates	700,645

Accrued trustees’ and officers’ fees and benefits	41,820

Accrued other operating expenses	92,724

Trustee deferred compensation and retirement plans	175,602

Total liabilities	134,442,453

Net assets applicable to shares outstanding	$2,153,699,212

Net assets consist of:
Shares of beneficial interest	$2,394,715,525

Distributable earnings (loss)	(241,016,313)

$2,153,699,212

Net Assets:
Class A	$1,142,845,089

Class C	$105,060,430

Class R	$42,487,034

Class Y	$326,361,051

Class R5	$854,911

Class R6	$536,090,697

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	143,818,446

Class C	13,220,018

Class R	5,334,568

Class Y	41,051,010

Class R5	107,775

Class R6	67,398,539

Class A:
Net asset value per share	$7.95

Maximum offering price per share (Net asset value of $7.95 ÷ 97.50%)	$8.15

Class C:
Net asset value and offering price per share	$7.95

Class R:
Net asset value and offering price per share	$7.96

Class Y:
Net asset value and offering price per share	$7.95

Class R5:
Net asset value and offering price per share	$7.93

Class R6:
Net asset value and offering price per share	$7.95

*	At August 31, 2023, securities with an aggregate value of $111,142,487 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Short Term Bond Fund

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $(4,416))	$53,513,184

Dividends from affiliates (includes net securities lending income of $85,115)	268,251

Total investment income	53,781,435

Expenses:
Advisory fees	3,570,637

Administrative services fees	165,022

Custodian fees	115,540

Distribution fees:
Class A	877,428

Class C	370,201

Class R	107,137

Transfer agent fees – A, C, R and Y	1,069,221

Transfer agent fees – R5	445

Transfer agent fees – R6	83,299

Trustees’ and officers’ fees and benefits	19,900

Registration and filing fees	100,582

Reports to shareholders	73,030

Professional services fees	42,102

Other	(27,136)

Total expenses	6,567,408

Less: Fees waived and/or expense offset arrangement(s)	(106,650)

Net expenses	6,460,758

Net investment income	47,320,677

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	25,905,207

Affiliated investment securities	24,201

Futures contracts	(7,925,477)

(33,854,885)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	24,416,816

Affiliated investment securities	(906)

Foreign currencies	2

Futures contracts	(916,614)

23,499,298

Net realized and unrealized gain (loss)	(10,355,587)

Net increase in net assets resulting from operations	$36,965,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Short Term Bond Fund

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31, 2023	February 28, 2023

Operations:
Net investment income	$47,320,677	$72,620,721

Net realized gain (loss)	(33,854,885)	(74,831,299)

Change in net unrealized appreciation (depreciation)	23,499,298	(62,247,711)

Net increase (decrease) in net assets resulting from operations	36,965,090	(64,458,289)

Distributions to shareholders from distributable earnings:
Class A	(23,938,342)	(33,457,982)

Class C	(2,102,724)	(3,163,475)

Class R	(790,741)	(977,661)

Class Y	(7,463,028)	(11,722,201)

Class R5	(18,728)	(23,202)

Class R6	(11,916,703)	(16,149,706)

Total distributions from distributable earnings	(46,230,266)	(65,494,227)

Share transactions–net:
Class A	(69,507,178)	(125,322,614)

Class C	(15,227,998)	(55,100,831)

Class R	317,679	(1,037,176)

Class Y	(11,678,424)	(217,447,636)

Class R5	(81,149)	271,169

Class R6	(18,089,844)	(14,098,052)

Net increase (decrease) in net assets resulting from share transactions	(114,266,914)	(412,735,140)

Net increase (decrease) in net assets	(123,532,090)	(542,687,656)

Net assets:
Beginning of period	2,277,231,302	2,819,918,958

End of period	$2,153,699,212	$2,277,231,302

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Short Term Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
											expenses		expenses
			Net gains								to average		to average net
			(losses)								net assets		assets without		Ratio of net
	Net asset		on securities		Dividends						with fee waivers		fee waivers		investment
	value,	Net	(both	Total from	from net			Net asset		Net assets,	and/or		and/or		income
	beginning	investment	realized and	investment	investment	Return of	Total	value, end	Total	end of period	expenses		expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	capital	distributions	of period	return(b)	(000’s omitted)	absorbed		absorbed		net assets		turnover (c)
Class A
Six months ended 08/31/23	$7.98	$0.17	$(0.04)	$ 0.13	$(0.16)	$ –	$(0.16)	$7.95	1.67%	$1,142,845	0.64	%(d)	0.64	%(d)	4.13	%(d)	63%
Year ended 02/28/23	8.37	0.23	(0.41)	(0.18)	(0.21)	–	(0.21)	7.98	(2.13)	1,217,102	0.64		0.64		2.85		155
Year ended 02/28/22	8.68	0.13	(0.32)	(0.19)	(0.12)	–	(0.12)	8.37	(2.20)	1,407,707	0.62		0.62		1.49		141
Year ended 02/28/21	8.66	0.16	0.04	0.20	(0.18)	–	(0.18)	8.68	2.33	1,527,875	0.63		0.63		1.85		245
Year ended 02/29/20	8.47	0.23	0.20	0.43	(0.23)	(0.01)	(0.24)	8.66	5.08	655,357	0.65		0.65		2.62		155
Year ended 02/28/19	8.51	0.21	(0.03)	0.18	(0.22)	–	(0.22)	8.47	2.19	591,443	0.64		0.65		2.52		176
Class C
Six months ended 08/31/23	7.98	0.15	(0.03)	0.12	(0.15)	–	(0.15)	7.95	1.49	105,060	0.99	(d)	1.14	(d)	3.78	(d)	63
Year ended 02/28/23	8.38	0.20	(0.42)	(0.22)	(0.18)	–	(0.18)	7.98	(2.59)	120,755	0.99		1.14		2.50		155
Year ended 02/28/22	8.68	0.10	(0.31)	(0.21)	(0.09)	–	(0.09)	8.38	(2.41)	183,817	0.97		1.12		1.14		141
Year ended 02/28/21	8.66	0.13	0.03	0.16	(0.14)	–	(0.14)	8.68	1.93	237,167	0.98		0.98		1.50		245
Year ended 02/29/20	8.47	0.19	0.21	0.40	(0.20)	(0.01)	(0.21)	8.66	4.71	158,968	1.00		1.15		2.27		155
Year ended 02/28/19	8.51	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.47	1.83	140,247	0.99		1.15		2.17		176
Class R
Six months ended 08/31/23	8.00	0.15	(0.04)	0.11	(0.15)	–	(0.15)	7.96	1.36	42,487	0.99	(d)	0.99	(d)	3.78	(d)	63
Year ended 02/28/23	8.39	0.20	(0.41)	(0.21)	(0.18)	–	(0.18)	8.00	(2.46)	42,348	0.99		0.99		2.50		155
Year ended 02/28/22	8.70	0.10	(0.32)	(0.22)	(0.09)	–	(0.09)	8.39	(2.54)	45,537	0.97		0.97		1.14		141
Year ended 02/28/21	8.68	0.13	0.04	0.17	(0.15)	–	(0.15)	8.70	1.98	50,473	0.98		0.98		1.50		245
Year ended 02/29/20	8.49	0.20	0.20	0.40	(0.20)	(0.01)	(0.21)	8.68	4.70	6,210	1.00		1.00		2.27		155
Year ended 02/28/19	8.53	0.18	(0.03)	0.15	(0.19)	–	(0.19)	8.49	1.84	5,035	0.99		1.00		2.17		176
Class Y
Six months ended 08/31/23	7.98	0.17	(0.03)	0.14	(0.17)	–	(0.17)	7.95	1.74	326,361	0.49	(d)	0.49	(d)	4.28	(d)	63
Year ended 02/28/23	8.38	0.24	(0.42)	(0.18)	(0.22)	–	(0.22)	7.98	(2.10)	339,677	0.49		0.49		3.00		155
Year ended 02/28/22	8.68	0.14	(0.31)	(0.17)	(0.13)	–	(0.13)	8.38	(1.94)	583,784	0.47		0.47		1.64		141
Year ended 02/28/21	8.66	0.17	0.04	0.21	(0.19)	–	(0.19)	8.68	2.50	629,462	0.45		0.48		2.03		245
Year ended 02/29/20	8.48	0.24	0.19	0.43	(0.24)	(0.01)	(0.25)	8.66	5.11	146,159	0.50		0.50		2.77		155
Year ended 02/28/19	8.52	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.48	2.35	134,272	0.49		0.50		2.67		176
Class R5
Six months ended 08/31/23	7.96	0.17	(0.03)	0.14	(0.17)	–	(0.17)	7.93	1.76	855	0.46	(d)	0.46	(d)	4.31	(d)	63
Year ended 02/28/23	8.36	0.24	(0.42)	(0.18)	(0.22)	–	(0.22)	7.96	(2.08)	940	0.46		0.46		3.03		155
Year ended 02/28/22	8.66	0.15	(0.31)	(0.16)	(0.14)	–	(0.14)	8.36	(1.89)	705	0.41		0.41		1.70		141
Year ended 02/28/21	8.65	0.18	0.03	0.21	(0.20)	–	(0.20)	8.66	2.48	524	0.38		0.38		2.10		245
Year ended 02/29/20	8.47	0.25	0.18	0.43	(0.24)	(0.01)	(0.25)	8.65	5.20	496	0.40		0.40		2.87		155
Year ended 02/28/19	8.51	0.23	(0.03)	0.20	(0.24)	–	(0.24)	8.47	2.45	1,765	0.39		0.40		2.77		176
Class R6
Six months ended 08/31/23	7.99	0.18	(0.05)	0.13	(0.17)	–	(0.17)	7.95	1.67	536,091	0.39	(d)	0.39	(d)	4.38	(d)	63
Year ended 02/28/23	8.38	0.25	(0.41)	(0.16)	(0.23)	–	(0.23)	7.99	(1.88)	556,410	0.39		0.39		3.10		155
Year ended 02/28/22	8.69	0.15	(0.32)	(0.17)	(0.14)	–	(0.14)	8.38	(1.95)	598,369	0.37		0.37		1.74		141
Year ended 02/28/21	8.67	0.18	0.04	0.22	(0.20)	–	(0.20)	8.69	2.62	645,331	0.35		0.35		2.13		245
Year ended 02/29/20	8.49	0.25	0.19	0.44	(0.25)	(0.01)	(0.26)	8.67	5.23	644,838	0.37		0.37		2.90		155
Year ended 02/28/19	8.53	0.24	(0.03)	0.21	(0.25)	–	(0.25)	8.49	2.46	564,219	0.38		0.39		2.78		176

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $1,288,591,313 in connection with the acquisition of Invesco Oppenheimer Limited-Term Bond Fund into the Fund.

(d)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Short Term Bond Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco Short Term Bond Fund (the “Fund”), is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from

24	Invesco Short Term Bond Fund

settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated, unregistered investment companies that comply with Rule 2a-7 under the 1940 Act and money market funds (collectively, “affiliated money market funds”) and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

The Adviser serves as an affiliated securities lending agent for the Fund. The Bank of New York Mellon also serves as a securities lending agent. To the extent the Fund utilizes the Adviser as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services in a manner consistent with the federal securities laws. For the six months ended August 31, 2023, fees paid to the Adviser were less than $500. Fees paid to the Adviser for securities lending agent services, if any, are included in Dividends from affiliates on the Statement of Operations.

25	Invesco Short Term Bond Fund

J.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

K.

Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

L.	Other Risks - Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.350%
Next $500 million	0.325%
Next $1.5 billion	0.300%
Next $2.5 billion	0.290%
Over $5 billion	0.280%

For the six months ended August 31, 2023, the effective advisory fee rate incurred by the Fund was 0.32%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective July 1, 2023, the Adviser has contractually agreed, for an indefinite period, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 1.75% (after 12b-1 fee waivers), 1.75%. 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “boundary limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Invesco may amend and/or terminate these boundary limits at any time in its sole discretion and will inform the Board of Trustees of any such changes. The Adviser did not waive fees and/or reimburse expenses during the period under these boundary limits.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser waived advisory fees of $4,244.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI compensation at the annual rate of 0.15% of the Fund’s average daily net assets of Class A shares. The Fund pursuant to the Class C Plan and Class R Plan, pays IDI compensation at the annual rate of 0.65% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. IDI has contractually agreed, through at least June 30, 2023, to waive 12b-1 fees for Class C shares to the extent necessary to limit 12b-1 fees to 0.50% of average daily net assets. 12b-1 fees before fee waivers under this agreement are shown as Distribution fees in the Statement of Operations. For the six months ended August 31, 2023, 12b-1 fees incurred for Class C shares were $284,770 after fee waivers of $85,431.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the

26	Invesco Short Term Bond Fund

shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI retained $32,347 in front-end sales commissions from the sale of Class A shares and $38,782 and $1,294 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$1,360,787,907	$–	$1,360,787,907

Asset-Backed Securities	–	565,320,307	15,342,725	580,663,032

U.S. Treasury Securities	–	132,888,251	–	132,888,251

Agency Credit Risk Transfer Notes	–	16,893,381	–	16,893,381

U.S. Government Sponsored Agency Mortgage-Backed Securities	–	14,159,254	–	14,159,254

Preferred Stocks	6,162,217	–	–	6,162,217

Exchange-Traded Funds	545,302	–	–	545,302

Common Stocks & Other Equity Interests	–	–	–	–

Money Market Funds	17,675,071	115,221,102	–	132,896,173

Total Investments in Securities	24,382,590	2,205,270,202	15,342,725	2,244,995,517

Other Investments - Assets*

Investments Matured	–	114,133	–	114,133

Futures Contracts	2,810,179	–	–	2,810,179

	2,810,179	114,133	–	2,924,312

Other Investments - Liabilities*

Futures Contracts	(5,486,677)	–	–	(5,486,677)

Total Other Investments	(2,676,498)	114,133	–	(2,562,365)

Total Investments	$21,706,092	$2,205,384,335	$15,342,725	$2,242,433,152

*	Futures contracts are valued at unrealized appreciation (depreciation). Investments matured are shown at value.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Derivative Assets	Interest Rate Risk

Unrealized appreciation on futures contracts – Exchange-Traded(a)	$2,810,179

Derivatives not subject to master netting agreements	(2,810,179)

Total Derivative Assets subject to master netting agreements	$–

27	Invesco Short Term Bond Fund

Value
Derivative Liabilities	Interest Rate Risk

Unrealized depreciation on futures contracts – Exchange-Traded(a)	$(5,486,677)

Derivatives not subject to master netting agreements	5,486,677

Total Derivative Liabilities subject to master netting agreements	$–

(a)	The daily variation margin receivable (payable) at period-end is recorded in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Interest Rate Risk

Realized Gain (Loss):
Futures contracts	$(7,925,477)

Change in Net Unrealized Appreciation (Depreciation):
Futures contracts	(916,614)

Total	$(8,842,091)

 The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$1,552,151,810

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $16,975.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$72,961,136	$70,230,789	$143,191,925

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

28	Invesco Short Term Bond Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the six months ended August 31, 2023 was $606,716,108 and $862,330,942, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$8,159,646

Aggregate unrealized (depreciation) of investments	(84,433,561)

Net unrealized appreciation (depreciation) of investments	$(76,273,915)

 Cost of investments for tax purposes is $2,318,707,067.

NOTE 10–Share Information

	Summary of Share Activity

	Six months ended August 31, 2023(a)		Year ended February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Class A	15,583,181	$124,019,972	42,488,480	$342,306,407

Class C	770,888	6,146,753	2,737,054	22,034,016

Class R	611,144	4,878,928	1,032,075	8,319,233

Class Y	12,758,583	101,768,240	25,563,137	206,364,251

Class R5	6,875	54,723	43,084	346,901

Class R6	6,308,818	50,265,169	16,638,358	134,051,329

Issued as reinvestment of dividends:
Class A	2,542,204	20,231,423	3,501,839	28,067,871

Class C	227,778	1,812,784	330,851	2,651,545

Class R	97,193	774,893	119,630	960,378

Class Y	608,008	4,838,772	925,460	7,425,057

Class R5	2,328	18,490	2,863	22,891

Class R6	1,442,884	11,489,729	1,943,918	15,601,771

Automatic conversion of Class C shares to Class A shares:
Class A	544,052	4,330,357	1,435,572	11,561,870

Class C	(543,994)	(4,330,357)	(1,435,392)	(11,561,870)

Reacquired:
Class A	(27,409,563)	(218,088,930)	(62,977,850)	(507,258,762)

Class C	(2,368,771)	(18,857,178)	(8,446,689)	(68,224,522)

Class R	(669,660)	(5,336,142)	(1,280,787)	(10,316,787)

Class Y	(14,873,966)	(118,285,436)	(53,607,181)	(431,236,944)

Class R5	(19,438)	(154,362)	(12,223)	(98,623)

Class R6	(10,025,623)	(79,844,742)	(20,292,015)	(163,751,152)

Net increase (decrease) in share activity	(14,407,079)	$(114,266,914)	(51,289,816)	$(412,735,140)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 46% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

29	Invesco Short Term Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
	(03/01/23)	(08/31/23)[1]	Period[2]	(08/31/23)	Period[2]	Ratio
Class A	$1,000.00	$1,016.70	$3.24	$1,021.92	$3.25	0.64%
Class C	1,000.00	1,014.90	5.01	1,020.16	5.03	0.99
Class R	1,000.00	1,013.60	5.01	1,020.16	5.03	0.99
Class Y	1,000.00	1,017.40	2.48	1,022.67	2.49	0.49
Class R5	1,000.00	1,017.60	2.33	1,022.82	2.34	0.46
Class R6	1,000.00	1,016.70	1.98	1,023.18	1.98	0.39

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

30	Invesco Short Term Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco Short Term Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

 The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe and against the Bloomberg U.S. Government & Credit 1-3 Year Index (Index). The Board noted that performance of Class A shares of the Fund was in the third quintile of its performance universe for the one year period and the fourth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. The Board considered that the Fund maintains a higher credit

31	Invesco Short Term Bond Fund

risk profile than many of its peers, and that the Fund’s security selection and out-of-index exposures may negatively impact performance during risk-off periods. The Board considered that the macroeconomic backdrop of tightening financial conditions, interest rate volatility and slowed economic growth had negatively impacted the Fund’s three and five year performance rankings. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class A shares of the Fund was below the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

 The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other similarly managed mutual funds or client accounts.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in registered money market funds or, with regard to securities lending cash collateral, unregistered funds that comply with Rule 2a-7 (collectively referred to as “affiliated money market funds”) advised by Invesco Advisers. The Board considered information regarding the returns of the affiliated money market funds relative to comparable overnight investments, as well as the fees paid by the affiliated money market funds to Invesco Advisers and its affiliates. In this regard, the Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments. The Board also noted that Invesco Advisers has contractually agreed to waive through varying periods an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the advisory fees payable to Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds are for services that are not duplicative of services provided by Invesco Advisers to the Fund.

 The Board considered that Invesco Advisers may serve as the Fund’s affiliated securities lending agent and evaluated the benefits realized by Invesco Advisers when serving in such role, including the compensation received. The Board considered Invesco Advisers’ securities lending platform and corporate governance structure for securities lending, including Invesco Advisers’ Securities Lending Governance Committee and its related responsibilities. The Board noted that to the extent the Fund utilizes Invesco Advisers as an affiliated securities lending agent, the Fund conducts its securities lending in accordance with, and in reliance upon, no-action letters issued by the SEC staff that provide guidance on how an affiliate may act as a direct agent lender and receive compensation for those services without obtaining exemptive relief. The Board considered information provided by Invesco Advisers related to the performance of Invesco Advisers as securities lending agent, including a summary of the securities lending services provided to the Fund by Invesco Advisers and the compensation paid to Invesco Advisers for such services, as well as any revenues generated for the Fund in connection with such securities lending activity and the allocation of such revenue between the Fund and Invesco Advisers.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

32	Invesco Short Term Bond Fund

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	STB-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco U.S. Government Money Portfolio

Nasdaq:

Invesco Cash Reserve: GMQXX ∎ C: GMCXX ∎ R: GMLXX ∎ Y: OMBXX ∎ R6: GMRXX

2	Fund Information

3	Schedule of Investments

6	Financial Statements

9	Financial Highlights

10	Notes to Financial Statements

14	Fund Expenses

15	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Information

 You could lose money by investing in the Fund. Although the Fund seeks to preserve your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

 The Fund is subject to certain other risks. Please see the current prospectus for more information regarding the risks associated with an investment in the Fund.

 Team managed by Invesco Advisers, Inc.

2	Invesco U.S. Government Money Portfolio

Schedule of Investments

August 31, 2023

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value
U.S. Treasury Securities-20.66%
U.S. Treasury Bills-9.30%(a)

U.S. Treasury Bills	5.24%	09/05/2023	$ 40,000	$ 39,976,889

U.S. Treasury Bills	5.24%	10/17/2023	15,000	14,901,292

U.S. Treasury Bills	5.31%	10/24/2023	17,000	16,869,355

U.S. Treasury Bills	5.01%	11/09/2023	12,000	11,887,530

U.S. Treasury Bills	5.43%	12/26/2023	8,000	7,862,540

U.S. Treasury Bills	4.68%-4.86%	01/25/2024	16,500	16,195,928

U.S. Treasury Bills	4.79%	04/18/2024	4,000	3,883,211

U.S. Treasury Bills	5.19%	06/13/2024	6,000	5,765,003

				117,341,748

U.S. Treasury Floating Rate Notes-11.36%

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	5.45%	10/31/2023	29,000	29,000,035

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.02%)(b)	5.40%	01/31/2024	5,000	4,999,642

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate - 0.08%)(b)	5.34%	04/30/2024	10,000	9,991,403

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.04%)(b)	5.45%	07/31/2024	17,000	16,996,832

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.14%)(b)	5.55%	10/31/2024	28,500	28,476,926

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.20%)(b)	5.61%	01/31/2025	16,250	16,256,043

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.17%)(b)	5.58%	04/30/2025	25,500	25,498,141

U.S. Treasury Floating Rate Notes (3 mo. U.S. Treasury Bill Money Market Yield Rate + 0.13%)(b)	5.54%	07/31/2025	12,000	11,993,228

				143,212,250

Total U.S. Treasury Securities (Cost $260,553,998)				260,553,998

U.S. Government Sponsored Agency Securities-8.44%
Federal Farm Credit Bank (FFCB)-6.18%

Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	09/20/2023	8,000	8,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	09/29/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	10/16/2023	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	5.36%	12/13/2023	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	12/15/2023	4,000	3,999,942

Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	01/04/2024	3,000	3,000,000

Federal Farm Credit Bank (SOFR + 0.06%)(b)	5.36%	01/10/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	01/25/2024	4,500	4,500,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	02/05/2024	7,000	7,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	02/20/2024	4,500	4,500,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	02/23/2024	1,000	1,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	03/08/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	03/15/2024	2,000	2,000,000

Federal Farm Credit Bank (SOFR + 0.04%)(b)	5.34%	03/18/2024	13,000	13,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	04/25/2024	4,000	4,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	05/09/2024	5,000	5,000,000

Federal Farm Credit Bank (SOFR + 0.05%)(b)	5.35%	05/24/2024	8,000	8,000,000

				77,999,942

Federal Home Loan Bank (FHLB)-2.26%

Federal Home Loan Bank (SOFR + 0.03%)(b)	5.33%	11/28/2023	5,000	5,000,000

Federal Home Loan Bank(a)	5.01%	01/12/2024	5,000	4,911,518

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

3	Invesco U.S. Government Money Portfolio

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Federal Home Loan Bank (FHLB)-(continued)

Federal Home Loan Bank(a)	5.02%	02/09/2024	$ 19,000	$ 18,593,833

				28,505,351

Total U.S. Government Sponsored Agency Securities (Cost $106,505,293)				106,505,293

TOTAL INVESTMENTS IN SECURITIES (excluding Repurchase Agreements)-29.10% (Cost $367,059,291)				367,059,291

			Repurchase Amount
Repurchase Agreements-70.80%(c)

Bank of Montreal, joint agreement dated 08/31/2023, aggregate maturing value of $150,022,083 (collateralized by agency mortgage-backed securities valued at $153,000,001; 3.00% - 7.00%; 02/20/2034 - 08/20/2063)	5.30%	09/01/2023	60,008,833	60,000,000

Bank of Nova Scotia, joint agreement dated 08/31/2023, aggregate maturing value of $2,350,345,972 (collateralized by agency mortgage-backed securities valued at $2,397,000,469; 2.00% - 6.50%; 09/01/2027 - 08/20/2053)	5.30%	09/01/2023	90,013,250	90,000,000

BMO Capital Markets Corp., joint agreement dated 08/31/2023, aggregate maturing value of $250,036,806 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $255,000,007; 0.00% - 6.50%; 10/31/2023 - 08/20/2069)	5.30%	09/01/2023	60,008,833	60,000,000

Citigroup Global Markets, Inc., joint agreement dated 08/31/2023, aggregate maturing value of $400,059,000 (collateralized by U.S. Treasury obligations valued at $408,000,092; 0.00% - 0.88%; 01/31/2024 - 08/15/2052)	5.31%	09/01/2023	90,013,275	90,000,000

Credit Agricole Corporate & Investment Bank, joint agreement dated 08/31/2023, aggregate maturing value of $300,044,167 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $306,000,000; 3.00% - 6.50%; 01/19/2024 - 08/01/2053)	5.30%	09/01/2023	90,013,250	90,000,000

ING Financial Markets, LLC, joint agreement dated 08/31/2023, aggregate maturing value of $200,029,444 (collateralized by agency mortgage-backed securities valued at $204,000,000; 1.50% - 6.50%; 07/01/2033 - 09/01/2057)	5.30%	09/01/2023	60,008,833	60,000,000

ING Financial Markets, LLC, joint term agreement dated 07/27/2023, aggregate maturing value of $806,620,444 (collateralized by agency mortgage-backed securities valued at $816,000,001; 1.50% - 8.00%; 09/01/2029 - 05/01/2058)	5.32%	09/21/2023	40,331,022	40,000,000

Mizuho Securities (USA) LLC, joint agreement dated 08/31/2023, aggregate maturing value of $750,110,417 (collateralized by agency mortgage-backed securities valued at $765,000,000; 1.50% - 8.00%; 12/01/2023 - 06/01/2057)	5.30%	09/01/2023	60,008,833	60,000,000

RBC Dominion Securities Inc., joint agreement dated 08/31/2023, aggregate maturing value of $3,250,478,472 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $3,315,000,043; 0.00% - 6.24%; 09/19/2023 - 08/15/2053)	5.30%	09/01/2023	60,008,833	60,000,000

RBC Dominion Securities Inc., joint term agreement dated 07/27/2023, aggregate maturing value of $2,016,551,111 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $2,040,000,001; 0.00% - 6.50%; 09/30/2024 - 09/01/2053)(d)	5.32%	09/21/2023	60,496,533	60,000,000

Sumitomo Mitsui Banking Corp., joint agreement dated 08/31/2023, aggregate maturing value of $1,000,147,500 (collateralized by agency mortgage-backed securities and U.S. Treasury obligations valued at $1,020,000,054; 0.63% - 6.00%; 05/15/2030 - 06/20/2053)	5.31%	09/01/2023	43,065,838	43,059,487

TD Securities (USA) LLC, joint term agreement dated 08/30/2023, aggregate maturing value of $500,516,250 (collateralized by agency mortgage-backed securities valued at $510,000,000; 2.00% - 6.00%; 06/01/2048 - 09/01/2053)(d)	5.31%	09/06/2023	180,185,850	180,000,000

Total Repurchase Agreements (Cost $893,059,487)				893,059,487

TOTAL INVESTMENTS IN SECURITIES(e)-99.90% (Cost $1,260,118,778)				1,260,118,778

OTHER ASSETS LESS LIABILITIES-0.10%				1,208,441

NET ASSETS-100.00%				$1,261,327,219

Investment Abbreviations:

SOFR -Secured Overnight Financing Rate

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco U.S. Government Money Portfolio

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on August 31, 2023.
(c)	Principal amount equals value at period end. See Note 1I.
(d)	The Fund may demand payment of the term repurchase agreement upon one to seven business days’ notice depending on the timing of the demand.
(e)	Also represents cost for federal income tax purposes.

Portfolio Composition by Maturity*

In days, as of 08/31/2023

1-7	70.6%

8-30	4.1

31-60	2.7

61-90	3.7

91-180	6.7

181+	12.2

*	The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco U.S. Government Money Portfolio

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, excluding repurchase agreements, at value and cost	$367,059,291

Repurchase agreements, at value and cost	893,059,487

Receivable for:
Fund shares sold	405,554

Interest	1,937,187

Fund expenses absorbed	352,345

Investment for trustee deferred compensation and retirement plans	113,685

Other assets	110,126

Total assets	1,263,037,675

Liabilities:
Payable for:
Fund shares reacquired	911,135

Dividends	48,202

Accrued fees to affiliates	508,707

Accrued trustees’ and officers’ fees and benefits	3,708

Accrued operating expenses	40,792

Trustee deferred compensation and retirement plans	197,912

Total liabilities	1,710,456

Net assets applicable to shares outstanding	$1,261,327,219

Net assets consist of:
Shares of beneficial interest	$1,261,617,895

Distributable earnings (loss)	(290,676)

$1,261,327,219

Net Assets:
Invesco Cash Reserve	$53,795,778

Class C	$7,094,575

Class R	$9,552,902

Class Y	$1,190,873,964

Class R6	$10,000

Shares outstanding, no par value, unlimited number of shares authorized:
Invesco Cash Reserve	53,798,080

Class C	7,094,967

Class R	9,553,383

Class Y	1,190,936,601

Class R6	10,000

Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco U.S. Government Money Portfolio

Statement of Operations

For the six months ended August 31, 2023

(Unaudited)

Investment income:

Interest	$32,647,328

Expenses:
Advisory fees	2,661,413

Administrative services fees	282,866

Custodian fees	3,361

Distribution fees:
Invesco Cash Reserve	40,203

Class C	38,512

Class R	19,473

Transfer agent fees - Invesco Cash Reserve, C, R and Y	1,274,612

Transfer agent fees - R6	2

Trustees’ and officers’ fees and benefits	15,148

Registration and filing fees	49,040

Reports to shareholders	42,726

Professional services fees	11,717

Other	14,624

Total expenses	4,453,697

Less: Fees waived and expense offset arrangement(s)	(633,756)

Net expenses	3,819,941

Net investment income	28,827,387

Net realized gain (loss) from unaffiliated investment securities	(479)

Net increase in net assets resulting from operations	$28,826,908

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco U.S. Government Money Portfolio

Statement of Changes in Net Assets

For the six months ended August 31, 2023 and the year ended February 28, 2023

(Unaudited)

	August 31,	February 28,
	2023	2023

Operations:
Net investment income	$28,827,387	$24,792,132

Net realized gain (loss)	(479)	(72,350)

Net increase in net assets resulting from operations	28,826,908	24,719,782

Distributions to shareholders from distributable earnings:
Invesco Cash Reserve	(1,169,487)	(980,410)

Class C	(135,165)	(113,454)

Class R	(157,097)	(101,277)

Class Y	(27,365,406)	(23,596,793)

Class R6	(232)	(198)

Total distributions from distributable earnings	(28,827,387)	(24,792,132)

Share transactions-net:
Invesco Cash Reserve	738,608	(421,057)

Class C	(728,067)	(281,468)

Class R	2,762,413	1,749,381

Class Y	(33,752,382)	(58,617,621)

Net increase (decrease) in net assets resulting from share transactions	(30,979,428)	(57,570,765)

Net increase (decrease) in net assets	(30,979,907)	(57,643,115)

Net assets:
Beginning of period	1,292,307,126	1,349,950,241

End of period	$1,261,327,219	$1,292,307,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco U.S. Government Money Portfolio

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets
Invesco Cash Reserve
Six months ended 08/31/23	$1.00	$0.02	$(0.00)	$0.02	$(0.02)	$-	$(0.02)	$1.00	2.21%	$53,796	0.73	%(d)	0.82	%(d)	4.36	%(d)
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.79	53,056	0.66		0.83		1.76
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	53,481	0.07		0.83		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.03	60,704	0.18		0.89		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.66	12,874	0.72	(d)	0.94	(d)	1.14	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.30	3,285	0.67	(d)	0.86	(d)	1.67	(d)
Class C
Six months ended 08/31/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.78	7,095	1.58	(d)	1.67	(d)	3.51	(d)
Year ended 02/28/23	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	1.18	7,822	1.27		1.68		1.14
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	8,105	0.07		1.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.01	11,019	0.19		1.74		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.17	2,313	1.55	(d)	1.79	(d)	0.31	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.16	497	1.43	(d)	1.64	(d)	0.91	(d)
Class R
Six months ended 08/31/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	2.04	9,553	1.08	(d)	1.17	(d)	4.01	(d)
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.53	6,791	0.93		1.18		1.48
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	5,042	0.07		1.18		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.02	5,857	0.19		1.24		0.03
Seven months ended 02/29/20	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.46	1,099	1.05	(d)	1.28	(d)	0.81	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.23	182	1.08	(d)	1.08	(d)	1.27	(d)
Class Y
Six months ended 08/31/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	2.29	1,190,874	0.58	(d)	0.67	(d)	4.51	(d)
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.91	1,224,628	0.53		0.68		1.88
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	1,283,313	0.07		0.68		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.04	1,470,499	0.18		0.74		0.04
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.74	1,558,623	0.58	(d)	0.80	(d)	1.28	(d)
Year ended 07/31/19	1.00	0.02	0.00	0.02	(0.02)	(0.00)	(0.02)	1.00	1.77	1,669,766	0.58		0.62		1.76
Year ended 07/31/18	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.84	40,384	0.60		0.61		0.83
Class R6
Six months ended 08/31/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	2.34	10	0.48	(d)	0.51	(d)	4.61	(d)
Year ended 02/28/23	1.00	0.02	(0.00)	0.02	(0.02)	-	(0.02)	1.00	1.99	10	0.45		0.51		1.97
Year ended 02/28/22	1.00	0.00	(0.00)	0.00	(0.00)	-	(0.00)	1.00	0.01	10	0.07		0.53		0.00
Year ended 02/28/21	1.00	0.00	0.00	0.00	(0.00)	-	(0.00)	1.00	0.05	10	0.16		0.57		0.06
Seven months ended 02/29/20	1.00	0.01	(0.00)	0.01	(0.01)	-	(0.01)	1.00	0.80	10	0.48	(d)	0.54	(d)	1.38	(d)
Period ended 07/31/19(e)	1.00	0.00	0.00	0.00	(0.00)	(0.00)	(0.00)	1.00	0.34	10	0.48	(d)	0.48	(d)	1.88	(d)

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Does not include indirect expenses from affiliated fund fees and expenses of 0.00% for the seven months ended February 20, 2020 and the years ended July 31, 2019 and 2018, respectively.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco U.S. Government Money Portfolio

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco U.S. Government Money Portfolio (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

The Fund’s investment objective is to seek income consistent with stability of principal.

The Fund currently consists of five different classes of shares: Invesco Cash Reserve, Class C, Class R, Class Y and Class R6. Class Y shares are available only to certain investors. Class C shares are sold with a contingent deferred sales charges (“CDSC”). Invesco Cash Reserve, Class R, Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Invesco Cash Reserve shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The Fund is a “government money market fund” as defined in Rule 2a-7 under the 1940 Act (the “Rule”) and seeks to maintain a stable or constant NAV of $1.00 per share using an amortized cost method of valuation. “Government money market funds” are required to invest at least 99.5% of their total assets in cash, Government Securities (as defined in the 1940 Act), and/ or repurchase agreements collateralized fully by cash or Government Securities. The Board of Trustees has elected not to subject the Fund to liquidity fee requirements at this time, as permitted by the Rule.

In July 2023, the U.S. Securities and Exchange Commission adopted amendments to the Rule. These amendments, among other changes, (i) remove redemption gates and remove the tie between weekly liquid asset minimum thresholds and liquidity fees, effective October 2, 2023; and (ii) increase required weekly liquid asset and daily liquid asset minimums, effective April 2, 2024.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.

Security Valuations - The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by the Rule. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is unreliable in the Adviser’s judgment, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders.

Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other

10	Invesco U.S. Government Money Portfolio

shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Repurchase Agreements - The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund’s pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Collateral consisting of U.S. Government Securities and U.S. Government Sponsored Agency Securities is marked to market daily to ensure its market value is typically at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment adviser or its affiliates (“Joint repurchase agreements”). The principal amount of the repurchase agreement is equal to the value at period-end. If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the collateral and loss of income.

J.

Other Risks - Obligations of U.S. Government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. Government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.450%

Next $500 million	0.425%

Next $500 million	0.400%

Next $1.5 billion	0.375%

Over $3 billion	0.350%

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the six months ended August 31, 2023, the effective advisory fees incurred by the Fund was 0.42%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

The Adviser has contractually agreed, through June 30, 2024, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Invesco Cash Reserve, Class C, Class R, Class Y, and Class R6 shares to 0.73%, 1.58%, 1.08%, 0.58%, and 0.48%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2024. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

For the six months ended August 31, 2023, the Adviser contractually waived class level expenses of $23,323, $3,351, $3,389, $527,623 and $2, of Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Also, Invesco has entered into a sub-administration agreement whereby The Bank of New York Mellon (“BNY Mellon”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Invesco Cash Reserve, Class C, Class R, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Invesco Cash Reserve, Class C and Class R shares (collectively the “Plans”). The Fund pursuant to the Plans, pays IDI compensation at the annual rate of 0.15% of the average daily net assets of Invesco Cash Reserve shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial

11	Invesco U.S. Government Money Portfolio

Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Expenses under this agreement are shown as Distribution fees in the Statement of Operations.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended August 31, 2023, IDI advised the Fund that IDI imposed CDSC on redemptions by shareholders for Class C shares of $48.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of August 31, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended August 31, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $76,068.

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with BNY Mellon, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$78,824	$-	$78,824

*

Capital loss carryforwards are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

12	Invesco U.S. Government Money Portfolio

NOTE 8–Share Information

	Summary of Share Activity

	Six months ended		Year ended
	August 31, 2023		February 28, 2023
	Shares	Amount	Shares	Amount

Sold:
Invesco Cash Reserve	11,191,409	$11,191,409	41,044,438	$41,044,438

Class C	1,497,130	1,497,130	10,047,171	10,047,171

Class R	8,044,683	8,044,683	4,953,689	4,953,689

Class Y	123,411,034	123,411,034	285,472,028	285,472,028

Issued as reinvestment of dividends:
Invesco Cash Reserve	1,160,274	1,160,274	973,238	973,238

Class C	127,583	127,583	111,488	111,488

Class R	154,591	154,591	101,277	101,277

Class Y	27,043,837	27,043,837	23,412,647	23,412,647

Automatic Conversion of Class C shares to Invesco Cash Reserve shares:
Invesco Cash Reserve	285,989	285,989	476,054	476,054

Class C	(285,989)	(285,989)	(476,054)	(476,054)

Reacquired:
Invesco Cash Reserve	(11,899,064)	(11,899,064)	(42,914,787)	(42,914,787)

Class C	(2,066,791)	(2,066,791)	(9,964,073)	(9,964,073)

Class R	(5,436,861)	(5,436,861)	(3,305,585)	(3,305,585)

Class Y	(184,207,253)	(184,207,253)	(367,502,296)	(367,502,296)

Net increase (decrease) in share activity	(30,979,428)	$(30,979,428)	(57,570,765)	$(57,570,765)

13	Invesco U.S. Government Money Portfolio

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Class	Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Invesco Cash Reserve	$1,000.00	$1,022.10	$3.71	$1,021.47	$3.71	0.73%
C	1,000.00	1,017.80	8.01	1,017.19	8.01	1.58
R	1,000.00	1,020.40	5.48	1,019.71	5.48	1.08
Y	1,000.00	1,022.90	2.95	1,022.22	2.95	0.58
R6	1,000.00	1,023.40	2.44	1,022.72	2.44	0.48

[1]

The actual ending account value is based on the actual total return of the Fund for the period March 1, 2023 through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

14	Invesco U.S. Government Money Portfolio

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Funds (Invesco Investment Securities Funds) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco U.S. Government Money Portfolio’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited and OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis, and research capabilities. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B.	Fund Investment Performance

The Board considered Fund investment performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund investment performance as a relevant factor in considering whether to approve the sub-advisory contracts for the  Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2022 to the performance of funds in the Broadridge performance universe. The Board noted that performance of Class Y shares of the Fund was in the third quintile of its performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of the Fund was equal to the performance universe median for the one year period

15	Invesco U.S. Government Money Portfolio

and reasonably comparable to the performance universe median for the three and five year periods. The Board considered that the Fund was created in connection with Invesco Ltd.’s acquisition of OppenheimerFunds, Inc. and its subsidiaries (the “Transaction”) and that the Fund’s performance prior to the closing of the Transaction on May 24, 2019 is that of its predecessor fund. The Board recognized that the performance data reflects a snapshot in time as of a particular date and that selecting a different performance period could produce different results. The Board also reviewed more recent Fund performance as well as other performance metrics, which did not change its conclusions.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Broadridge expense group. The Board noted that the contractual management fee rate for Class Y shares of the Fund was above the median contractual management fee rate of funds in its expense group. The Board noted that the term “contractual management fee” for funds in the expense group may include both advisory and certain non-portfolio management administrative services fees, but that Broadridge is not able to provide information on a fund-by-fund basis as to what is included. The Board also reviewed the methodology used by Broadridge in calculating expense group information, which includes using each fund’s contractual management fee schedule (including any applicable breakpoints) as reported in the most recent prospectus or statement of additional information for each fund in the expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components. The Board noted that the Fund’s contractual management fees were in the fifth quintile of its expense group and discussed with management reasons for such relative contractual management fees. As previously noted, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management, including with respect to updated comparative fee data to address the timing implications of money market fund voluntary yield waivers in light of the changing interest rate environment. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer, and subsequently with representatives of management.

 The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for the term disclosed in the Fund’s registration statement in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board further noted that Invesco Advisers has voluntarily undertaken to waive fees to the extent necessary to assist the Fund in attempting to maintain a positive yield.

 The Board also considered the fees charged by Invesco Advisers and its affiliates to other client accounts that are similarly managed. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to that provided by Invesco Advisers and its affiliates to certain other types of client accounts, including, among others: management of cash flows as a result of redemptions and purchases; necessary infrastructure such as officers, office space, technology, legal and distribution; oversight of service providers; costs and business risks associated with launching new funds and sponsoring and maintaining the product line; and compliance with federal and state laws and regulations. Invesco Advisers also advised the Board that many of the similarly managed client accounts have all-inclusive fee structures, which are not easily un-bundled.

 The Board also compared the Fund’s effective advisory fee rate (defined for this purpose as the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other similarly managed mutual funds advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2022.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D.	Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund and the Invesco Funds, and the extent to which such economies of scale are shared with the Fund and the Invesco Funds. The Board acknowledged the difficulty in calculating and measuring economies of scale at the individual fund level; noting that only indicative and estimated measures are available at the individual fund level and that such measures are subject to uncertainty. The Board considered that the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements, as well as Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for providing administrative, transfer agency and distribution services to the Fund. The Board received comparative information regarding fees charged for these services, including information provided by Broadridge and other independent sources. The Board reviewed the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board noted that these services are provided to the Fund pursuant to written contracts that are reviewed and subject to approval on an annual basis by the Board based on its determination that the services are required for the operation of the Fund.

16	Invesco U.S. Government Money Portfolio

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents. With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings in various monthly and quarterly regulatory filings. The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) monthly on Form N-MFP. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. The most recent list of portfolio holdings is available at invesco.com/us. Shareholders can also look up the Fund’s Form N-MFP filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	O-GMKT-SAR-1

Semiannual Report to Shareholders	August 31, 2023

Invesco SMA High Yield Bond Fund

Nasdaq:

SMHYX

2	Fund Performance

4	Schedule of Investments

9	Financial Statements

12	Financial Highlights

13	Notes to Financial Statements

19	Fund Expenses

20	Approval of Investment Advisory and Sub-Advisory Contracts

For the most current month-end Fund performance and commentary, please contact your SMA program sponsor or financial adviser. Unless otherwise noted,

all data is provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes
Cumulative total returns, 3/1/23 to 8/31/23, at net asset value (NAV).
Invesco SMA High Yield Bond Fund Shares*	4.43%
Bloomberg U.S. Corporate High Yield BB/B 2% Issuer Cap Index▼	4.47

Source(s): ▼RIMES Technologies Corp.

*Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.
The Bloomberg US Corporate High Yield Ba/B 2% Issuer Cap Index measures the USD-denominated, high yield, fixed-rate corporate bond market.

 Shares of the Fund may be purchased or held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs). Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark against the performance of such accounts.

 The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

 A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

For more information about your Fund

Read the most recent quarterly commentary from your Fund’s portfolio managers by visiting invesco.com/us. Click on “Products” and select “Mutual Funds.” Use the “Product Finder” to locate your Fund; then click on its name to access its product detail page. There, you can learn more about your Fund’s investment strategies, holdings and performance.

  Also, visit blog.invesco.us.com, where many of Invesco’s investment professionals share their insights about market and economic news and trends.

2	Invesco SMA High Yield Bond Fund

Average Annual Total Returns
As of 8/31/23

Invesco SMA High Yield Bond
Fund Shares
Inception (3/1/23)	4.43%

The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please contact your SMA program sponsor or financial adviser for the most recent month-end SMA performance. Performance figures reflect reinvested distributions and changes in net asset value. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

 Shares of the Fund may be purchased and held by or on behalf of SMAs for which Invesco Advisers, Inc. (Invesco or the Adviser) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account. Performance figures do not reflect the fees and expenses paid by participants at the wrap fee, separately managed or other discretionary account level. You should evaluate the performance of the Fund in the context of your SMA program.

 Fund performance reflects any applicable fee waivers and/or expense reimbursements. All operating expenses of the Fund (excluding certain items discussed herein) were reimbursed by the Adviser. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3	Invesco SMA High Yield Bond Fund

Schedule of Investments(a)

August 31, 2023

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–87.94%
Advertising–1.83%
Clear Channel Outdoor Holdings, Inc., 5.13%, 08/15/2027(b)	$57,000	$51,106

Lamar Media Corp.,
4.00%, 02/15/2030	100,000	87,590

3.63%, 01/15/2031	57,000	47,646

		186,342

Aerospace & Defense–1.24%
TransDigm, Inc.,
6.25%, 03/15/2026(b)	53,000	52,546

6.75%, 08/15/2028(b)	74,000	74,352

		126,898

Aluminum–0.98%
Novelis Corp., 3.25%, 11/15/2026(b)	110,000	99,793

Apparel Retail–0.76%
Gap, Inc. (The), 3.63%, 10/01/2029(b)	68,000	51,828

Victoria’s Secret & Co., 4.63%, 07/15/2029(b)	35,000	25,373

		77,201

Application Software–0.49%
SS&C Technologies, Inc., 5.50%, 09/30/2027(b)	52,000	50,107

Automobile Manufacturers–2.35%
Allison Transmission, Inc., 3.75%, 01/30/2031(b)	172,000	143,820

Ford Motor Co.,
3.25%, 02/12/2032	92,000	71,899

4.75%, 01/15/2043	32,000	23,952

		239,671

Automotive Parts & Equipment–1.47%
Clarios Global L.P., 6.75%, 05/15/2025(b)	100,000	100,052

NESCO Holdings II, Inc., 5.50%, 04/15/2029(b)	55,000	49,929

		149,981

Automotive Retail–2.93%
Group 1 Automotive, Inc., 4.00%, 08/15/2028(b)	115,000	102,217

LCM Investments Holdings II LLC,
4.88%, 05/01/2029(b)	109,000	94,717

8.25%, 08/01/2031(b)	27,000	27,042

Lithia Motors, Inc.,
4.63%, 12/15/2027(b)	31,000	28,661

3.88%, 06/01/2029(b)	54,000	46,417

		299,054

Broadline Retail–0.47%
Macy’s Retail Holdings LLC, 5.88%, 03/15/2030(b)	55,000	48,175

	Principal Amount	Value

Cable & Satellite–5.11%
CCO Holdings LLC/CCO Holdings Capital Corp.,
5.50%, 05/01/2026(b)	$114,000	$111,442

5.13%, 05/01/2027(b)	91,000	85,631

4.75%, 03/01/2030(b)	29,000	24,960

4.75%, 02/01/2032(b)	60,000	49,705

CSC Holdings LLC, 4.50%, 11/15/2031(b)	205,000	145,953

DISH Network Corp., 11.75%, 11/15/2027(b)	77,000	78,197

Sirius XM Radio, Inc., 3.88%, 09/01/2031(b)	32,000	24,935

		520,823

Casinos & Gaming–3.13%
Melco Resorts Finance Ltd. (Hong Kong), 5.38%, 12/04/2029(b)	200,000	167,886

Studio City Finance Ltd. (Macau), 5.00%, 01/15/2029(b)	200,000	151,557

		319,443

Commodity Chemicals–1.48%
Mativ Holdings, Inc., 6.88%, 10/01/2026(b)	166,000	150,506

Construction & Engineering–1.00%
Howard Midstream Energy Partners LLC,
6.75%, 01/15/2027(b)	65,000	62,658

8.88%, 07/15/2028(b)	38,000	39,388

		102,046

Consumer Finance–1.64%
FirstCash, Inc., 5.63%, 01/01/2030(b)	82,000	74,535

Navient Corp., 6.13%, 03/25/2024	51,000	50,833

OneMain Finance Corp., 6.13%, 03/15/2024	42,000	42,012

		167,380

Diversified Banks–1.50%
Citigroup, Inc.,
3.88%(c)(d)	46,000	40,367

7.38%(c)(d)	11,000	11,096

JPMorgan Chase & Co., Series FF, 5.00%(c)(d)	104,000	101,921

		153,384

Diversified Financial Services–3.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland), 5.75%, 06/06/2028	150,000	148,821

Jane Street Group/JSG Finance, Inc., 4.50%, 11/15/2029(b)	56,000	49,204

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, 10/15/2027(b)	56,000	50,418

Scientific Games Holdings L.P./Scientific Games US FinCo, Inc., 6.63%, 03/01/2030(b)	84,000	74,122

		322,565

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4	Invesco SMA High Yield Bond Fund

	Principal Amount	Value

Diversified Metals & Mining–1.01%
Hudbay Minerals, Inc. (Canada),
4.50%, 04/01/2026(b)	$22,000	$20,788

6.13%, 04/01/2029(b)	87,000	81,875

		102,663

Diversified Support Services–0.96%
Ritchie Bros. Holdings, Inc. (Canada), 6.75%, 03/15/2028(b)	97,000	98,309

Electric Utilities–1.44%
NRG Energy, Inc., 4.45%, 06/15/2029(b)	50,000	44,469

Talen Energy Supply LLC, 8.63%, 06/01/2030(b)	50,000	52,114

Vistra Operations Co. LLC, 4.38%, 05/01/2029(b)	57,000	50,310

		146,893

Electrical Components & Equipment–0.70%
EnerSys, 4.38%, 12/15/2027(b)	54,000	49,461

Sensata Technologies B.V., 5.00%, 10/01/2025(b)	23,000	22,438

		71,899

Electronic Components–0.51%
Sensata Technologies, Inc., 3.75%, 02/15/2031(b)	62,000	52,012

Electronic Manufacturing Services–0.99%
Emerald Debt Merger Sub LLC, 6.63%, 12/15/2030(b)	102,000	100,538

Environmental & Facilities Services–0.49%
GFL Environmental, Inc. (Canada), 4.38%, 08/15/2029(b)	56,000	49,584

Food Distributors–0.49%
United Natural Foods, Inc., 6.75%, 10/15/2028(b)	60,000	50,012

Gold–0.50%
New Gold, Inc. (Canada), 7.50%, 07/15/2027(b)	53,000	50,667

Health Care Facilities–1.98%
Encompass Health Corp., 4.50%, 02/01/2028	56,000	52,069

Tenet Healthcare Corp., 4.88%, 01/01/2026	155,000	150,419

		202,488

Health Care REITs–1.76%
CTR Partnership L.P./CareTrust Capital Corp., 3.88%, 06/30/2028(b)	56,000	48,848

Diversified Healthcare Trust, 4.38%, 03/01/2031	44,000	33,238

MPT Operating Partnership L.P./MPT Finance Corp., 3.50%, 03/15/2031	150,000	97,368

		179,454

Health Care Services–1.74%
Community Health Systems, Inc., 4.75%, 02/15/2031(b)	100,000	74,590

DaVita, Inc., 3.75%, 02/15/2031(b)	64,000	51,024

	Principal Amount	Value

Health Care Services–(continued)
Select Medical Corp., 6.25%, 08/15/2026(b)	$52,000	$51,557

		177,171

Health Care Supplies–0.75%
Medline Borrower L.P., 3.88%, 04/01/2029(b)	87,000	76,032

Hotel & Resort REITs–1.96%
Service Properties Trust,
7.50%, 09/15/2025	2,000	1,978

5.50%, 12/15/2027	191,000	169,257

4.38%, 02/15/2030	38,000	28,895

		200,130

Hotels, Resorts & Cruise Lines–2.49%
Carnival Corp., 6.00%, 05/01/2029(b)	30,000	27,113

IRB Holding Corp., 7.00%, 06/15/2025(b)	100,000	100,090

Royal Caribbean Cruises Ltd., 8.25%, 01/15/2029(b)	121,000	126,568

		253,771

Household Products–0.48%
Prestige Brands, Inc., 3.75%, 04/01/2031(b)	59,000	48,876

Independent Power Producers & Energy Traders–0.48%
Clearway Energy Operating LLC, 4.75%, 03/15/2028(b)	53,000	49,054

Industrial Conglomerates–0.56%
Icahn Enterprises L.P./Icahn Enterprises Finance Corp., 4.38%, 02/01/2029	72,000	56,936

Industrial Machinery & Supplies & Components–1.24%
EnPro Industries, Inc., 5.75%, 10/15/2026	78,000	76,131

Roller Bearing Co. of America, Inc., 4.38%, 10/15/2029(b)	56,000	50,172

		126,303

Integrated Telecommunication Services–6.54%
Altice France S.A. (France), 8.13%, 02/01/2027(b)	200,000	169,208

Iliad Holding S.A.S. (France), 6.50%, 10/15/2026(b)	200,000	191,017

Level 3 Financing, Inc.,
3.40%, 03/01/2027(b)	30,000	27,715

3.75%, 07/15/2029(b)	84,000	50,202

10.50%, 05/15/2030(b)	31,000	31,518

Telecom Italia S.p.A. (Italy), 5.30%, 05/30/2024(b)	200,000	197,583

		667,243

Interactive Media & Services–1.04%
Match Group Holdings II LLC, 4.63%, 06/01/2028(b)	115,000	106,205

Investment Banking & Brokerage–0.49%
Charles Schwab Corp. (The), Series G, 5.38%(c)(d)	52,000	50,440

IT Consulting & Other Services–0.48%
Gartner, Inc., 3.75%, 10/01/2030(b)	57,000	49,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5	Invesco SMA High Yield Bond Fund

	Principal Amount	Value

Leisure Facilities–3.70%
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/2028(b)	$157,000	$170,894

NCL Corp. Ltd., 5.88%, 02/15/2027(b)	104,000	100,875

Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/2029(b)	86,000	80,030

VOC Escrow Ltd., 5.00%, 02/15/2028(b)	28,000	26,014

		377,813

Life Sciences Tools & Services–0.15%
Syneos Health, Inc., 3.63%, 01/15/2029(b)	15,000	14,976

Metal, Glass & Plastic Containers–0.49%
Ball Corp., 6.00%, 06/15/2029	51,000	50,339

Mortgage REITs–0.50%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp., 4.75%, 06/15/2029(b)	60,000	50,504

Oil & Gas Drilling–1.63%
Delek Logistics Partners L.P./Delek Logistics Finance Corp., 7.13%, 06/01/2028(b)	81,000	75,369

Transocean, Inc., 8.75%, 02/15/2030(b)	44,650	45,720

Valaris Ltd., 8.38%, 04/30/2030(b)	44,000	44,857

		165,946

Oil & Gas Equipment & Services–0.50%
Enerflex Ltd. (Canada), 9.00%, 10/15/2027(b)	51,000	50,782

Oil & Gas Exploration & Production–7.55%
Aethon United BR L.P./Aethon United Finance Corp., 8.25%, 02/15/2026(b)	209,000	210,233

Baytex Energy Corp. (Canada), 8.50%, 04/30/2030(b)	51,000	51,759

Civitas Resources, Inc.,
8.38%, 07/01/2028(b)	23,000	23,719

8.75%, 07/01/2031(b)	26,000	26,943

Hilcorp Energy I L.P./Hilcorp Finance Co.,
6.00%, 04/15/2030(b)	14,000	13,036

6.00%, 02/01/2031(b)	65,000	59,786

Moss Creek Resources Holdings, Inc., 10.50%, 05/15/2027(b)	52,000	51,648

SM Energy Co., 6.63%, 01/15/2027	53,000	52,385

Strathcona Resources Ltd. (Canada), 6.88%, 08/01/2026(b)	133,000	124,699

Transocean Titan Financing Ltd., 8.38%, 02/01/2028(b)	51,000	52,442

Venture Global LNG, Inc., 8.13%, 06/01/2028(b)	51,000	51,492

Vital Energy, Inc., 9.50%, 01/15/2025	52,000	52,314

		770,456

Oil & Gas Refining & Marketing–0.50%
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/2030(b)	51,000	50,914

Oil & Gas Storage & Transportation–1.99%
Genesis Energy L.P./Genesis Energy
Finance Corp., 7.75%, 02/01/2028	104,000	101,300

New Fortress Energy, Inc., 6.50%, 09/30/2026(b)	56,000	52,104

		Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, 10/15/2026(b)(e)		$51,000	$49,261

			202,665

Passenger Airlines–0.99%
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.50%, 04/20/2026(b)		102,667	100,852

Pharmaceuticals–0.97%
Bausch Health Cos., Inc., 4.88%, 06/01/2028(b)		124,000	73,695

Catalent Pharma Solutions, Inc., 3.50%, 04/01/2030(b)		30,000	25,347

			99,042

Real Estate Development–0.50%
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/2031(b)		51,000	51,464

Research & Consulting Services–0.50%
Dun & Bradstreet Corp. (The), 5.00%, 12/15/2029(b)		57,000	51,208

Restaurants–1.20%
1011778 BC ULC/New Red Finance, Inc. (Canada), 3.50%, 02/15/2029(b)		56,000	49,081

Yum! Brands, Inc., 5.38%, 04/01/2032		78,000	73,273

			122,354

Retail REITs–0.93%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/2026(b)		100,000	95,132

Specialized Consumer Services–1.01%
Carriage Services, Inc., 4.25%, 05/15/2029(b)		119,000	103,375

Systems Software–2.74%
Black Knight InfoServ LLC, 3.63%, 09/01/2028(b)		84,000	77,490

Camelot Finance S.A., 4.50%, 11/01/2026(b)		163,000	152,611

Crowdstrike Holdings, Inc., 3.00%, 02/15/2029		57,000	49,060

			279,161

Telecom Tower REITs–0.98%
SBA Communications Corp., 3.13%, 02/01/2029		117,000	100,293

Trading Companies & Distributors–1.51%
Fortress Transportation and Infrastructure Investors LLC, 5.50%, 05/01/2028(b)		166,000	154,353

Wireless Telecommunication Services–0.98%
Vodafone Group PLC (United Kingdom), 4.13%, 06/04/2081(c)		128,000	100,128

Total U.S. Dollar Denominated Bonds & Notes (Cost $8,937,633)			8,971,085

Non-U.S. Dollar Denominated Bonds & Notes–6.69%(f)
Airport Services–1.14%
Gatwick Airport Finance PLC (United Kingdom), 4.38%, 04/07/2026(b)	GBP	100,000	116,286

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6	Invesco SMA High Yield Bond Fund

		Principal Amount	Value

Application Software–1.06%
Boxer Parent Co., Inc., 6.50%, 10/02/2025(b)	EUR	100,000	$107,799

Automobile Manufacturers–1.45%
Ford Motor Credit Co. LLC, 4.87%, 08/03/2027	EUR	138,000	148,071

Casinos & Gaming–1.00%
Allwyn International A.S. (Czech Republic), 3.88%, 02/15/2027(b)	EUR	100,000	102,082

Passenger Airlines–0.93%
International Consolidated Airlines Group S.A. (United Kingdom), 3.75%, 03/25/2029(b)	EUR	100,000	94,968

Wireless Telecommunication Services–1.11%
VMED O2 UK Financing I PLC (United Kingdom), 3.25%, 01/31/2031(b)	EUR	125,000	113,295

Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $683,480)			682,501

Asset-Backed Securities–0.99%
Hertz Vehicle Financing III LLC, Series 2023-3A, Class C, 7.26%, 02/25/2028 (Cost $99,996)(b)		$100,000	100,481

	Shares	Value

Preferred Stocks–0.49%
Diversified Banks–0.49%
Bank of America Corp., 6.50%, Series Z, Pfd. (Cost $49,838)(c)	50,000	$50,250

Money Market Funds–1.86%
Invesco Government & Agency Portfolio, Institutional Class, 5.25%(g)(h)	66,544	66,544

Invesco Liquid Assets Portfolio, Institutional Class, 5.38%(g)(h)	47,528	47,532

Invesco Treasury Portfolio, Institutional Class, 5.25%(g)(h)	76,050	76,050

Total Money Market Funds (Cost $190,126)		190,126

TOTAL INVESTMENTS IN SECURITIES–97.97% (Cost $9,961,073)		9,994,443

OTHER ASSETS LESS LIABILITIES–2.03%		207,462

NET ASSETS–100.00%		$10,201,905

Investment Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
Pfd.	– Preferred
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at August 31, 2023 was $7,684,036, which represented 75.32% of the Fund’s Net Assets.

(c)	Security issued at a fixed rate for a specific period of time, after which it will convert to a variable rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(f)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(g)

Affiliated issuer. The issuer and/or the Fund is a wholly-owned subsidiary of Invesco Ltd., or is affiliated by having an investment adviser that is under common control of Invesco Ltd. The table below shows the Fund’s transactions in, and earnings from, its investments in affiliates for the six months ended August 31, 2023.

	Value February 28, 2023	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value August 31, 2023	Dividend Income
Investments in Affiliated Money Market Funds:
Invesco Government & Agency Portfolio, Institutional
Class	$-	$4,740,701	$(4,674,157)	$-	$-	$66,544	$3,144
Invesco Liquid Assets Portfolio, Institutional Class	-	3,386,216	(3,338,889)	-	205	47,532	2,152
Invesco Treasury Portfolio, Institutional Class	-	5,417,945	(5,341,895)	-	-	76,050	3,353
Total	$-	$13,544,862	$(13,354,941)	$-	$205	$190,126	$8,649

(h)	The rate shown is the 7-day SEC standardized yield as of August 31, 2023.

Open Forward Foreign Currency Contracts

Settlement Date		Contract to		Unrealized Appreciation
	Counterparty	Deliver	Receive

Currency Risk

11/17/2023	Royal Bank of Canada	EUR 579,000	USD 637,482	$7,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7	Invesco SMA High Yield Bond Fund

Open Forward Foreign Currency Contracts–(continued)

Settlement Date		Contract to		Unrealized Appreciation
	Counterparty	Deliver	Receive

11/17/2023	Royal Bank of Canada	GBP 58,000	USD 73,924	$ 438

Total Forward Foreign Currency Contracts				$7,873

Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Portfolio Composition

By security type, based on Net Assets

as of August 31, 2023

U.S. Dollar Denominated Bonds & Notes	87.94%
Non-U.S. Dollar Denominated Bonds & Notes	6.69
Security Types Each Less Than 1% of Portfolio	1.48
Money Market Funds Plus Other Assets Less Liabilities	3.89

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco SMA High Yield Bond Fund

Statement of Assets and Liabilities

August 31, 2023

(Unaudited)

Assets:
Investments in unaffiliated securities, at value (Cost $9,770,947)	$9,804,317

Investments in affiliated money market funds, at value (Cost $190,126)	190,126

Other investments:
Unrealized appreciation on forward foreign currency contracts outstanding	7,873

Foreign currencies, at value (Cost $108,333)	108,015

Receivable for:
Investments sold	65,995

Dividends	203

Interest	145,194

Investment for trustee deferred compensation and retirement plans	770

Other assets	97,161

Total assets	10,419,654

Liabilities:
Payable for:
Investments purchased	59,818

Dividends	60,000

Accrued fees to affiliates	71,374

Accrued trustees’ and officers’ fees and benefits	323

Accrued other operating expenses	25,464

Trustee deferred compensation and retirement plans	770

Total liabilities	217,749

Net assets applicable to shares outstanding	$10,201,905

Net assets consist of:
Shares of beneficial interest	$10,000,010

Distributable earnings	201,895

$10,201,905

Shares outstanding, no par value, with an unlimited number of shares authorized:
Shares outstanding	1,000,001

Net asset value and offering price per share	$10.20

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco SMA High Yield Bond Fund

Statement of Operations

For the period March 01, 2023 (commencement date) through August 31, 2023

(Unaudited)

Investment income:
Interest	$376,637

Dividends from affiliated money market funds	8,649

Total investment income	385,286

Expenses:
Administrative services fees	729

Custodian fees	673

Transfer agent fees	1,517

Trustees’ and officers’ fees and benefits	5,194

Registration and filing fees	420

Reports to shareholders	4,022

Professional services fees	64,824

Other	5,486

Total expenses	82,865

Less: Expenses reimbursed	(82,274)

Net expenses	591

Net investment income	384,695

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	27,488

Affiliated investment securities	205

Foreign currencies	8,084

Forward foreign currency contracts	(13,772)

Swap agreements	(5,699)

16,306

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	33,370

Foreign currencies	(349)

Forward foreign currency contracts	7,873

40,894

Net realized and unrealized gain	57,200

Net increase in net assets resulting from operations	$441,895

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco SMA High Yield Bond Fund

Statement of Changes in Net Assets

For the period March 01, 2023 (commencement date) through August 31, 2023

(Unaudited)

March 01, 2023 (commencement date) through August 31, 2023

Operations:

Net investment income	$ 384,695

Net realized gain	16,306

Change in net unrealized appreciation	40,894

Net increase in net assets resulting from operations	441,895

Distributions to shareholders from distributable earnings	(240,000)

Net increase in net assets resulting from share transactions	10,000,010

Net increase in net assets	10,201,905

Net assets:

Beginning of period	–

End of period	$10,201,905

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco SMA High Yield Bond Fund

Financial Highlights

(Unaudited)

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Period Ended August 31, 2023(a)

Net asset value, beginning of period	$ 10.00

Net investment income(b)	0.38

Net gains on securities (both realized and unrealized)	0.06	(c)

Total from investment operations	0.44

Less: Dividends from net investment income	(0.24)

Net asset value, end of period	$ 10.20

Total return(d)	4.43%

Net assets, end of period (000’s omitted)	$10,202

Portfolio turnover rate(e)	60%

Ratios/supplemental data based on average net assets:
Ratio of expenses:

With fee waivers and/or expense reimbursements	0.01	%(f)

Without fee waivers and/or expense reimbursements	1.62	%(f)

Ratio of net investment income to average net assets	7.53%

(a)	Commencement date of March 1, 2023.
(b)	Calculated using average shares outstanding.
(c)

Includes litigation proceeds received during the period. Had these litigation proceeds not been received, Net gains (losses) on securities (both realized and unrealized) would have been $0.03. Total returns would have been lower.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.

(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(f)	Annualized.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco SMA High Yield Bond Fund

Notes to Financial Statements

August 31, 2023

(Unaudited)

NOTE 1–Significant Accounting Policies

Invesco SMA High Yield Bond Fund (the “Fund”) is a series portfolio of AIM Investment Securities Funds (Invesco Investment Securities Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund commenced operations on March 1, 2023. Shares of the Fund may be purchased and held by or on behalf of wrap fee, separately managed and other discretionary accounts (SMAs) for which Invesco Advisers, Inc (Invesco or the Adviser) or its affiliates have an agreement with a program sponsor or directly with the client, to provide management or advisory services to the account.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Fixed income securities (including convertible debt securities) generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any trades or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities of investment companies that are not exchange-traded (e.g., open-end mutual funds) are valued using such company’s end-of-business-day net asset value per share.

Deposits, other obligations of U.S. and non-U.S. banks and financial institutions are valued at their daily account value.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the New York Stock Exchange (“NYSE”). If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Invesco Advisers, Inc. (the “Adviser” or “Invesco”) may use various pricing services to obtain market quotations as well as fair value prices. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become not representative of market value in the Adviser’s judgment (“unreliable”). If, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, a significant event occurs that makes the closing price of the security unreliable, the Adviser may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith in accordance with Board- approved policies and related Adviser procedures (“Valuation Procedures”). Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Unlisted securities will be valued using prices provided by independent pricing services or by another method that the Adviser, in its judgment, believes better reflects the security’s fair value in accordance with the Valuation Procedures.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available are fair valued by the Adviser in accordance with the Valuation Procedures. If a fair value price provided by a pricing service is unreliable, the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used.

13	Invesco SMA High Yield Bond Fund

Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes –The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses –Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates –The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical exchange of the two

14	Invesco SMA High Yield Bond Fund

currencies on the settlement date, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards).

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts for hedging does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/ OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/ or provide limits regarding the decline of the Fund’s net asset value (“NAV”) per share over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation marginin the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. Additionally, an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) includes credit related contingent features which allow Counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the Counterparty. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of August 31, 2023, if any, for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.	Other Risks - Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income

15	Invesco SMA High Yield Bond Fund

markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

Emerging markets (also referred to as developing markets) are generally subject to greater market volatility, political, social and economic instability, uncertain trading markets and more governmental limitations on foreign investment than more developed markets. In addition, companies operating in emerging markets may be subject to lower trading volume and greater price fluctuations than companies in more developed markets. Such countries’ economies may be more dependent on relatively few industries or investors that may be highly vulnerable to local and global changes. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and record keeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions (including bankruptcy, confiscatory taxation, expropriation, nationalization of a company’s assets, restrictions on foreign ownership of local companies, restrictions on withdrawing assets from the country, protectionist measures and practices such as share blocking), or to obtain information needed to pursue or enforce such actions, may be limited. In addition, the ability of foreign entities to participate in privatization programs of certain developing or emerging market countries may be limited by local law. Investments in emerging market securities may be subject to additional transaction costs, delays in settlement procedures, unexpected market closures, and lack of timely information.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Mortgage- and asset-backed securities, including collateralized debt obligations and collateralized mortgage obligations, are subject to prepayment or call risk, which is the risk that a borrower’s payments may be received earlier or later than expected due to changes in prepayment rates on underlying loans. This could result in the Fund reinvesting these early payments at lower interest rates, thereby reducing the Fund’s income. Mortgage- and asset-backed securities also are subject to extension risk, which is the risk that an unexpected rise in interest rates could reduce the rate of prepayments, causing the price of the mortgage- and asset-backed securities and the Fund’s share price to fall. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately-issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund does not pay an advisory fee. However, Invesco will be compensated directly or indirectly by clients or account program sponsors for managed account advisory services, including with respect to assets that may be invested in the Fund.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco has contractually agreed to reimburse expenses necessary to limit total fund operating expenses after expense reimbursement (excluding certain items discussed in the statement of additional information) of shares of the Fund to 0.00% of the Fund’s average daily net assets (the “expense limit”). This expense reimbursement agreement will continue in effect for so long as Invesco serves as adviser to the Fund. The expense reimbursement agreement cannot be terminated or amended to increase the expense limit without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2025, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended August 31, 2023, the Adviser reimbursed expenses of $82,274.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended August 31, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Certain officers and trustees of the Trust are officers and directors of Invesco.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when

16	Invesco SMA High Yield Bond Fund

market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of August 31, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

U.S. Dollar Denominated Bonds & Notes	$–	$8,971,085	$–	$8,971,085

Non-U.S. Dollar Denominated Bonds & Notes	–	682,501	–	682,501

Asset-Backed Securities	–	100,481	–	100,481

Preferred Stocks	–	50,250	–	50,250

Money Market Funds	190,126	–	–	190,126

Total Investments in Securities	190,126	9,804,317	–	9,994,443

Other Investments - Assets*

Forward Foreign Currency Contracts	–	7,873	–	7,873

Total Investments	$190,126	$9,812,190	$–	$10,002,316

*	Unrealized appreciation (depreciation).

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of August 31, 2023:

Value
Currency
Derivative Assets	Risk

Unrealized appreciation on forward foreign currency contracts outstanding	$7,873

Derivatives not subject to master netting agreements	–

Total Derivative Assets subject to master netting agreements	$7,873

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of August 31, 2023.

Financial
	Derivative		Collateral
	Assets		(Received)/Pledged
	Forward Foreign	Net Value of			Net
Counterparty	Currency Contracts	Derivatives	Non-Cash	Cash	Amount

Royal Bank of Canada	$7,873	$7,873	$–	$–	$7,873

17	Invesco SMA High Yield Bond Fund

Effect of Derivative Investments for the six months ended August 31, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on
	Statement of Operations
	Credit	Currency
	Risk	Risk	Total

Realized Gain (Loss):
Forward foreign currency contracts	$–	$(13,772)	$(13,772)

Swap agreements	(5,699)	–	(5,699)

Change in Net Unrealized Appreciation:
Forward foreign currency contracts	–	7,873	7,873

Total	$(5,699)	$(5,899)	$(11,598)

The table below summarizes the average notional value of derivatives held during the period.

	Forward
	Foreign Currency	Swap
	Contracts	Agreements

Average notional value	$696,781	$500,000

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7–Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during year ended August 31, 2023, was $15,419,602 and $5,807,733, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$129,040

Aggregate unrealized (depreciation) of investments	(87,797)

Net unrealized appreciation of investments	$ 41,243

Cost of investments for tax purposes is $9,961,073.

NOTE 9–Share Information

	Summary of Share Activity

	August 31, 2023(a)(b)
	Shares	Amount

Sold	1,000,001	$10,000,010

Net increase in share activity	1,000,001	$10,000,010

(a)	Commencement date of March 1, 2023.
(b)	100% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

18	Invesco SMA High Yield Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2023 through August 31, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

 The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

 Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
Beginning Account Value (03/01/23)	Ending Account Value (08/31/23)[1]	Expenses Paid During Period[2]	Ending Account Value (08/31/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
$1,000.00	$5,430.00	$0.16	$1,025.09	$0.05	0.01%

[1]

The actual ending account value is based on the actual total return of the Funds for the period March 1, 2023 (commencement date) through August 31, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/366 to reflect the most recent fiscal half year.

19	Invesco SMA High Yield Bond Fund

Approval of Investment Advisory and Sub-Advisory Contracts

At meetings held on June 13, 2023, the Board of Trustees (the Board or the Trustees) of AIM Investment Securities Trust (Invesco Investment Securities Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved the continuance of the Invesco SMA High Yield Bond Fund’s (the Fund) Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) and the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory contracts with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts) for another year, effective July 1, 2023. After evaluating the factors discussed below, among others, the Board approved the renewal of the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the absence of compensation payable thereunder by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board has established an Investments Committee, which in turn has established Sub-Committees, that meet throughout the year to review the performance of funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet regularly with portfolio managers for their assigned Invesco Funds and other members of management to review information about investment performance and portfolio attributes of these funds. The Board has established additional standing and ad hoc committees that meet regularly throughout the year to review matters within their purview, including a working group focused on opportunities to make ongoing and continuous improvements to the annual review process for the Invesco Funds’ investment advisory and sub-advisory contracts. The Board took into account evaluations and reports that it received from its committees and sub-committees, as well as the information provided to the Board and its committees and sub-committees throughout the year, in considering whether to approve each Invesco Fund’s investment advisory agreement and sub-advisory contracts.

 As part of the contract renewal process, the Board reviews and considers information provided in response to requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees and the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. The Board receives comparative investment performance and fee and expense data regarding the Invesco Funds prepared by Broadridge Financial Solutions, Inc. (Broadridge), an independent mutual fund data provider, as well as information on the composition of the peer groups provided by Broadridge and its methodology for determining peer groups. The Board also receives an independent written evaluation from the Senior

Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable in accordance with certain negotiated regulatory requirements. In addition to meetings with Invesco Advisers and fund counsel throughout the year and as part of meetings convened on May 2, 2023 and June 13, 2023, the independent Trustees also discussed the continuance of the investment advisory agreement and sub-advisory contracts in separate sessions with the Senior Officer and with independent legal counsel. Also, as part of the contract renewal process, the independent Trustees reviewed and considered information provided in response to follow-up requests for information submitted by the independent Trustees to management. The independent Trustees met and discussed those follow-up responses with legal counsel to the independent Trustees and the Senior Officer.

 The discussion below is a summary of the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement and sub-advisory contracts, as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them during the course of the year and in prior years and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. The information received and considered by the Board was current as of various dates prior to the Board’s approval on June 13, 2023.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager(s). The Board considered recent senior management changes at Invesco and Invesco Advisers, including the appointment of new Co-Heads of Investments, that had been presented to and discussed with the Board. The Board’s review included consideration of Invesco Advisers’ investment process and oversight, credit analysis and research capabilities. The Board considered that the Fund is only offered and sold to wrap fee, separately managed and other discretionary investment account (collectively, “SMA”) clients where Invesco Advisers (or one of its affiliates) has an agreement with the program sponsor or directly with the client to provide investment management services to the SMA. The Board considered information regarding Invesco Advisers’ programs for and resources devoted to risk management, including management of investment, enterprise, operational, liquidity, derivatives, valuation and compliance risks, and technology used to manage such risks. The Board received information regarding Invesco’s methodology for compensating its investment professionals and the incentives and accountability it creates, as well as how it impacts Invesco’s ability to attract and retain talent. The Board received a description of, and reports related to, Invesco Advisers’ global security program and business continuity plans and of its approach to data privacy and cybersecurity, including related testing. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds, such as various middle office and back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board observed that Invesco Advisers’ systems preparedness and ongoing investment enabled Invesco Advisers to manage, operate and oversee the Invesco Funds with minimal impact or disruption through challenging environments. The Board reviewed and considered the benefits to shareholders of investing in a Fund that is part of the family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in running an investment management business, as well as its commitment of financial and other resources to such business. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory.

 The Board reviewed the services that may be provided to the Fund by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries and territories in which the Fund may invest, make recommendations regarding securities and assist with portfolio trading. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided to the Fund by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board did not consider the performance of the Fund because the Fund is new and had no performance history as of December 31, 2022. The Board did review the Fund’s investment objective and principal strategies, as well as information provided regarding the experience of the high yield bond investment team in managing other Invesco Funds investing in high yield bond markets. The Board also considered information provided by Invesco Advisers regarding the intended role that the Fund will play in SMAs managed by Invesco Advisers or an affiliate. The Board acknowledged that, because the Fund is designed to meet the specialized investment

20	Invesco SMA High Yield Bond Fund

objectives of SMA clients by providing access to the relevant fixed-income market segment, certain principal investment strategies of the Fund are different from other Invesco Funds investing in high yield bond markets.

C.	Advisory and Sub-Advisory Fees and Fund Expenses

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement. The Board considered that the Fund is available for investment only by investors as a part of an SMA arrangement managed by Invesco Advisers or an affiliate, and that because Invesco Advisers (or one of its affiliates) receives fees from SMA clients invested in the Fund at the SMA level, the Fund is not charged an advisory fee by Invesco Advisers to avoid duplication of fees at the Fund and SMA level.

 The Board considered that Invesco Advisers contractually agreed to an expense limit for the Fund so that the Fund’s total expenses (excluding (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; (v) expenses that the Fund incurs but does not actually pay because of an expense offset arrangement and (vi) acquired fund fees and expenses, in each case if applicable) are equal to 0.0% of average daily net assets. The Board noted that such expense limit was permanent and had no expiration date.

 The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that because Invesco Advisers does not charge the Fund any fees pursuant to the Fund’s investment advisory agreement, no compensation will be payable to any Affiliated Sub-Advisers for their services to the Fund.

D.	Economies of Scale and Breakpoints

The Board noted that Invesco Advisers does not charge the Fund any advisory fees pursuant to the Fund’s investment advisory agreement, but that Invesco Advisers does receive fees that are charged at the SMA level. The Board noted that the Fund also shares in economies of scale through Invesco Advisers’ ability to negotiate lower fee arrangements with third party service providers and Invesco Advisers’ investment in its business, including investments in business infrastructure, technology and cybersecurity. The Board also noted that the Fund benefits from economies of scale through Invesco Advisers’ commitment to waive fees or reimburse expenses so that the Fund’s total expenses (other than the excluded items referred to above) are equal to 0.0% of average daily net assets.

E.	Profitability and Financial Resources

The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services in the aggregate and on an individual fund-by-fund basis. The Board considered the methodology used for calculating profitability and the periodic review and enhancement of such methodology. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds in the aggregate and to most Invesco Funds individually. The Board considered that profits to Invesco Advisers can vary significantly depending on the particular Invesco Fund, with some Invesco Funds showing indicative losses to Invesco Advisers

 and others showing indicative profits at healthy levels, and that Invesco Advisers’ support for and commitment to an Invesco Fund are not, however, solely dependent on the profits realized as to that Fund. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing such services to be excessive, given the nature, extent and quality of the services provided. The Board noted that Invesco Advisers and its affiliates do not make a profit from managing the Fund because no advisory fee is charged to the Fund and other fees payable to Invesco Advisers or its affiliates by the Fund are either waived or reimbursed to the Fund, although Invesco Advisers does receive fees at the SMA level. The Board noted that Invesco Advisers provided information demonstrating that Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the investment advisory agreement, and provided representations indicating that the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the sub-advisory contracts. The Board noted the cyclical and competitive nature of the global asset management industry.

F.	Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the revenue Invesco Advisers (or its affiliates) receives from SMA clients invested in the Fund at the SMA level and the potential growth of Invesco Advisers’ and its affiliates’ SMA business because the Fund may enhance their ability to personalize the SMA client experience and provide investment exposure ordinarily unavailable in SMAs.

 The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. Invesco Advisers noted that the Fund does not execute brokerage transactions through “soft dollar” arrangements to any significant degree.

 The Board considered that the Fund’s uninvested cash may be invested in registered money market funds advised by Invesco Advisers, and that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to the Fund’s investments.

 The Board also received information about commissions that an affiliated broker may receive for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers advised the Board of the benefits to the Fund of executing trades through the affiliated broker and that such trades were executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

21	Invesco SMA High Yield Bond Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

 A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

 Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

 Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-05686 and 033-39519	Invesco Distributors, Inc.	SMAHYB-SAR-1

(b) Not applicable.

ITEM 2.	CODE OF ETHICS.

Not applicable for a semi-annual report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of October 17, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of October 17, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Not applicable.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds (Invesco Investment Securities Funds)

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Glenn Brightman
Glenn Brightman
Principal Executive Officer

Date:	November 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	November 3, 2023